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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RACKSPACE HOSTING, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
As of August 31, 2016, there were outstanding: (1) 126,361,535 shares of common stock; (2) 941,613 shares of common stock issuable upon the exercise of stock options with an exercise price below $32.00; (3) 6,340,212 shares of common stock underlying restricted stock units; and (4) 1,123,383 shares of common stock underlying performance-based restricted stock units.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The maximum aggregate value was determined based upon the sum of: (1) 126,361,535 shares of common stock multiplied by $32.00 per share; (2) stock options to purchase 941,613 shares of common stock with an exercise price per share below $32.00 multiplied by $20.41 per share (the difference between $32.00 and the weighted average exercise price of $11.59 per share); (3) 6,340,212 shares of common stock underlying restricted stock units multiplied by $32.00 per share; and (4) 1,123,383 shares of common stock underlying performance-based restricted stock units multiplied by $32.00 per share. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the sum calculated in the preceding sentence by 0.0001007.
	(4)	Proposed maximum aggregate value of transaction: $4,301,622,481.33
	(5)	Total fee paid: $433,173.38
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Rackspace Hosting, Inc.
1 Fanatical Place
San Antonio, TX 78218
[•], 2016

Dear Rackspace Stockholder:

        You are cordially invited to attend a special meeting of stockholders (which we refer to as the "special meeting") of Rackspace Hosting, Inc. (which we refer to as "Rackspace") to be held on [•], 2016, at [•], at [•], Central time.

        At the special meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of August 26, 2016, as it may be amended from time to time (which we refer to as the "merger agreement"), by and among Rackspace, Inception Parent, Inc. (which we refer to as "Parent") and Inception Merger Sub, Inc. We refer to the acquisition of Rackspace by Parent as the "merger." At the special meeting, you will also be asked to consider and vote on proposals (1) for the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (2) to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to its named executive officers in connection with the merger; and (3) to approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

        If the merger is completed, you will be entitled to receive $32.00 in cash, without interest and subject to any applicable withholding taxes, for each share of common stock that you own (unless you have properly exercised your appraisal rights), which represents a premium of approximately 38.2% over the closing price of Rackspace's common stock on August 3, 2016, the last trading day prior to news reports speculating that Rackspace was the subject of a potential acquisition transaction.

        Rackspace's Board of Directors, after considering the factors more fully described in the enclosed proxy statement, has unanimously (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Rackspace and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

        Rackspace's Board of Directors unanimously recommends that you vote (1) "FOR" the adoption of the merger agreement; (2) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (3) "FOR" the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and (4) "FOR" the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

        The enclosed proxy statement provides detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to this proxy statement.

        This proxy statement also describes the actions and determinations of Rackspace's Board of Directors in connection with its evaluation of the merger agreement and the merger. We encourage you to read this proxy statement and its annexes, including the merger agreement, carefully and in their entirety, as they contain important information.

        Whether or not you plan to attend the special meeting in person, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the internet or by telephone. If you attend the special meeting and vote in person by ballot, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting in person, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the adoption of the merger agreement.

        If you hold your shares in "street name," you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions.

        Your vote is very important, regardless of the number of shares that you own. We cannot complete the merger unless the proposal to adopt the merger agreement is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of common stock entitled to vote on the proposal.

        If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
Stockholders May Call:
(877) 717-3923 (Toll-Free From the U.S. and Canada)
or
(412) 232-3651 (From Other Locations)

        On behalf of Rackspace's Board of Directors, thank you for your support.

Sincerely yours,

Graham Weston Chair of the Board of Directors

        The accompanying proxy statement is dated [•], 2016, and, together with the enclosed form of proxy card, is first being mailed on or about [•], 2016.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Rackspace Hosting, Inc.
1 Fanatical Place
San Antonio, TX 78218

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2016

        Notice is hereby given that a special meeting of stockholders of Rackspace Hosting, Inc., a Delaware corporation (which we refer to as "Rackspace") will be held on [•], 2016, at [•], at [•], Central time, for the following purposes:

          1.     To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated as of August 26, 2016, as it may be amended from time to time, by and among Rackspace, Inception Parent, Inc. and Inception Merger Sub, Inc. (this agreement is referred to as the "merger agreement");

          2.     To consider and vote on any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting;

          3.     To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to its named executive officers in connection with the merger;

          4.     To consider and vote on the proposal to approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors; and

          5.     To transact any other business that may properly come before the special meeting or any adjournment, postponement or other delay of the special meeting.

        Only Rackspace stockholders as of the close of business on [•], 2016, are entitled to notice of the special meeting and to vote at the special meeting or any adjournment, postponement or other delay thereof.

        Rackspace's Board of Directors unanimously recommends that you vote (1) "FOR" the adoption of the merger agreement; (2) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (3) "FOR" the compensation that will or may become payable by Rackspace to its named executive officers in connection with the merger; and (4) "FOR" the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

        Rackspace stockholders who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of their shares of common stock, as determined in accordance with Section 262 of the DGCL if they deliver a demand for appraisal before the vote is taken on the merger agreement and comply with all of the requirements of Delaware law, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement. Section 262 of the DGCL is reproduced in its entirety in Annex C to the accompanying proxy statement and is incorporated in this notice by reference.

        Whether or not you plan to attend the special meeting in person, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the internet or by telephone. If you attend the special meeting and vote in person by ballot, your vote will revoke any proxy that you have previously submitted.

        If you hold your shares in "street name," you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions.

By Order of the Board of Directors,

William Alberts Corporate Secretary Dated: [•], 2016 San Antonio, TX

IMPORTANT INFORMATION

        Whether or not you plan to attend the special meeting in person, we encourage you to submit your proxy as promptly as possible (1) over the internet; (2) by telephone; or (3) by signing and dating the enclosed proxy card and returning it in the accompanying prepaid reply envelope. You may revoke your proxy or change your vote at any time before it is voted at the special meeting.

        If you hold your shares in "street name," you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals expected to be considered at the special meeting without your instructions.

        If you are a Rackspace stockholder of record, voting in person by ballot at the special meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain a "legal proxy" from the bank, broker or other nominee that holds your shares in order to vote in person at the special meeting.

        We encourage you to read the accompanying proxy statement and its annexes, including all documents incorporated by reference into the accompanying proxy statement, carefully and in their entirety. If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need help voting your shares of common stock, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
Stockholders May Call:
(877) 717-3923 (Toll-Free From the U.S. and Canada)
or
(412) 232-3651 (From Other Locations)

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SUMMARY

        This summary highlights selected information from this proxy statement related to the proposed merger of Merger Sub (a wholly owned subsidiary of Parent) with and into Rackspace (which we refer to as the "merger"). This proxy statement may not contain all of the information that is important to you. To understand the merger more fully and for a complete description of its legal terms, you should carefully read this proxy statement, including the annexes to this proxy statement and the other documents that we refer to in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned "Where You Can Find More Information." A copy of the merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement, which is the legal document that governs the merger, carefully and in its entirety.

        Except as otherwise specifically noted in this proxy statement, "Rackspace," "we," "our," "us" and similar words refer to Rackspace Hosting, Inc., including, in certain cases, our subsidiaries. Throughout this proxy statement, we refer to the Rackspace Board of Directors as the "Rackspace Board." Throughout this proxy statement, we refer to Inception Parent, Inc. as "Parent" and Inception Merger Sub, Inc. as "Merger Sub." Parent and Merger Sub are affiliates of certain funds managed by Apollo Management VIII, L.P. (which we refer to as "Apollo Management"). We refer to Apollo Management, acting on behalf of the Apollo Funds (as defined below), as "Apollo." In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated as of August 26, 2016, as it may be amended from time to time, by and among Rackspace, Parent and Merger Sub, as the "merger agreement."

Parties Involved in the Merger

  Rackspace Hosting, Inc.

        Rackspace is the world leader in the managed cloud segment of the business information technology market. As a global company, Rackspace sells its services in more than 120 countries, and its customers include more than half of the Fortune 100 companies. Rackspace helps its customers tap the power of cloud computing by delivering world-class service on the world's leading technology platforms. Rackspace is an expert in information technology, so its customers do not have to be.

        Rackspace's common stock is listed on the New York Stock Exchange (which we refer to as the "NYSE") under the symbol "RAX." Rackspace's principal executive offices are located at 1 Fanatical Place, San Antonio, TX 78218, and its telephone number is (210) 312-4000.

  Inception Parent, Inc.

        Parent is an affiliate of certain funds managed by Apollo Management (which funds we refer to as the "Apollo Funds"). Both Parent and the Apollo Funds are affiliates of Apollo Global Management, LLC (which we refer to as "AGM"). AGM is a leading global alternative investment manager with offices in New York, Los Angeles, Houston, Chicago, Bethesda, Toronto, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong and Shanghai. AGM had assets under management of approximately $186 billion as of June 30, 2016, in private equity, credit and real estate funds invested across a core group of nine industries where AGM has considerable knowledge and resources. AGM's units are listed on the NYSE under the symbol "APO." Parent was formed on July 21, 2016, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Parent has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement. Parent's principal executive offices are located at 9 West 57th Street, 43rd Floor, New York, NY 10019, and its telephone number is (212) 515-3200.

  Inception Merger Sub, Inc.

        Merger Sub is a wholly owned subsidiary of Parent and was formed on July 21, 2016, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Merger Sub has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement. Merger Sub's principal executive offices are located at 9 West 57th Street, 43rd Floor, New York, NY 10019, and its telephone number is (212) 515-3200.

Effect of the Merger

        Upon the terms and subject to the conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger, (1) Merger Sub will merge with and into Rackspace; (2) the separate corporate existence of Merger Sub will cease; and (3) Rackspace will continue as the surviving corporation in the merger and as a wholly owned subsidiary of Parent. Throughout this proxy statement, we use the term "surviving corporation" to refer to Rackspace as the surviving corporation following the merger.

        As a result of the merger, Rackspace will cease to be a publicly traded company. If the merger is completed, you will not own any shares of capital stock of the surviving corporation.

        The time at which the merger becomes effective (which we refer to as the "effective time of the merger") will occur upon the filing of a certificate of merger with and acceptance of that certificate by the Secretary of State of the State of Delaware (or at a later time as Rackspace, Parent and Merger Sub may agree and specify in such certificate of merger).

Effect on Rackspace if the Merger is Not Completed

        If the merger agreement is not adopted by Rackspace stockholders, or if the merger is not completed for any other reason, Rackspace stockholders will not receive any payment for their shares of common stock in connection with the merger. Instead, (1) Rackspace will remain an independent public company; (2) our common stock will continue to be listed and traded on the NYSE and registered under the Securities Exchange Act of 1934, as amended (which we refer to as the "Exchange Act"); and (3) we will continue to file periodic reports with the Securities and Exchange Commission (which we refer to as the "SEC").

Per Share Merger Consideration

        Upon the terms and subject to the conditions of the merger agreement, at the effective time, each outstanding share of common stock (other than shares (1) held by Rackspace as treasury stock; (2) owned by Parent or Merger Sub; (3) owned by any direct or indirect wholly owned subsidiary of Rackspace, Parent or Merger Sub; and (4) held by any Rackspace stockholder who has properly made a demand for appraisal under Delaware law and has not effectively withdrawn, failed to perfect, waived or otherwise lost such stockholder's right to appraisal with respect to such shares) will be cancelled and automatically converted into the right to receive $32.00 in cash, without interest and less any applicable withholding taxes. We refer to this amount as the "per share merger consideration."

        At or prior to the closing of the merger, a sufficient amount of cash will be deposited with a designated payment agent to pay the aggregate per share merger consideration. Once a Rackspace stockholder has provided the payment agent with his, her or its stock certificates (or customary agent's message with respect to book-entry shares), letter of transmittal and the other items specified by the payment agent, the payment agent will promptly pay the stockholder the per share merger consideration. For more information, see the section of this proxy statement captioned "The Merger Agreement—Payment Agent, Exchange Fund and Exchange and Payment Procedures."

        After the merger is completed, you will have the right to receive the per share merger consideration, but you will no longer have any rights as a stockholder (except that Rackspace stockholders who properly and validly exercise and perfect, and do not validly withdraw or subsequently lose, their appraisal rights will have the right to receive a payment for the "fair value" of their shares as determined pursuant to an appraisal proceeding as contemplated by Delaware law (as described in the section of this proxy statement captioned "The Merger—Appraisal Rights")).

The Special Meeting

  Date, Time and Place

        A special meeting of stockholders will be held on [•], 2016, at [•], at [•], Central time. We refer to the special meeting, and any adjournment, postponement or other delay of the special meeting, as the "special meeting."

  Purpose

        At the special meeting, we will ask Rackspace stockholders to vote on proposals to (1) adopt the merger agreement; (2) adjourn the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (3) approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and (4) approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

  Record Date; Shares Entitled to Vote

        You are entitled to vote at the special meeting if you owned shares of common stock as of the close of business on [•], 2016 (which we refer to as the "record date"). You will have one vote on each matter submitted for a vote at the special meeting for each share of common stock that you owned as of the close of business on the record date.

  Quorum

        As of the record date, there were [•] shares of common stock outstanding and entitled to vote at the special meeting. The presence in person or by proxy of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the special meeting will constitute a quorum at the special meeting. There must be a quorum for business to be conducted at the special meeting.

  Required Vote

        The proposals to be voted on at the special meeting require the following votes in order to be approved:

  •
  Proposal 1: Approval of the adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote on the proposal.

  •
  Proposal 2: Approval of the adjournment of the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of a majority of the voting power of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal.

  •
  Proposal 3: Approval, on a non-binding, advisory basis, of the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger requires the affirmative vote of a majority of the voting power of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal.

  •
  Proposal 4: Approval of the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors requires the affirmative vote of a majority of the voting power of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal. With respect to this proposal only, we will not consider any shares of common stock that are beneficially owned by a director or executive officer of Rackspace to be entitled to vote on the proposal.

  Share Ownership of Our Directors and Executive Officers

        As of the record date, our directors and executive officers beneficially owned, and were entitled to vote, in the aggregate, [•] shares of common stock, representing approximately [•]% of the shares of common stock outstanding on the record date. Our directors and executive officers have informed us that they intend to vote all of their shares of common stock (1) "FOR" the adoption of the merger agreement; (2) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; and (3) "FOR" the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger.

        Graham Weston, our co-founder and chairman of the Rackspace Board, and certain affiliates of Mr. Weston, have entered into a voting agreement with Parent and Merger Sub. We refer to this agreement as the "voting agreement." The voting agreement obligates Mr. Weston and such affiliates to, among other things, vote their shares of common stock in favor of the proposal to adopt the merger agreement. Mr. Weston and his affiliates own, in the aggregate, approximately 15% of our common stock. For more information, see the section of this proxy statement captioned "The Voting Agreement."

  Voting and Proxies

        Any Rackspace stockholder of record entitled to vote at the special meeting may vote in one of the following ways: (1) by proxy, by returning a signed and dated proxy card in the accompanying prepaid reply envelope; (2) by granting a proxy electronically over the internet or by telephone; or (3) in person by appearing at the special meeting and voting by ballot. If you are a beneficial owner and hold your shares of common stock in "street name" through a bank, broker or other nominee, you should instruct your bank, broker or other nominee on how you wish to vote your shares of common stock using the instructions provided by your bank, broker or other nominee. Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote on routine matters. The proposals to be considered at the special meeting are non-routine matters, and banks, brokers and other nominees cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your bank, broker or nominee on how you wish to vote your shares.

        If you are a Rackspace stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by (1) signing another proxy card with a later date and returning it prior to the special meeting; (2) submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy; (3) delivering a written notice of revocation to our Corporate Secretary; or (4) attending the special meeting and voting in person by ballot.

        If you hold your shares of common stock in "street name," you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person by ballot at the special meeting if you obtain a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Recommendation of the Rackspace Board and Reasons for the Merger

        The Rackspace Board, after considering various factors described in the section of this proxy statement captioned "The Merger—Recommendation of the Rackspace Board and Reasons for the Merger," has unanimously (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Rackspace and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

        The Rackspace Board unanimously recommends that you vote (1) "FOR" the adoption of the merger agreement; (2) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (3) "FOR" the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and (4) "FOR" the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

Fairness Opinion of Goldman, Sachs & Co.

        Goldman, Sachs & Co. (which we refer to as "Goldman Sachs"), financial advisor to Rackspace, delivered its opinion to the Rackspace Board that, as of August 26, 2016, and based upon and subject to the factors and assumptions set forth therein, the $32.00 in cash per share of common stock to be paid to the holders (other than Parent and its affiliates) of the outstanding shares of common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

        The full text of the written opinion of Goldman Sachs, dated August 26, 2016, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement. Goldman Sachs provided its opinion for the information and assistance of the Rackspace Board in connection with its consideration of the merger. The Goldman Sachs opinion is not a recommendation as to how any holder of common stock should vote with respect to the proposal to adopt the merger agreement or any other matter. The engagement letter between Rackspace and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $25 million, the principal portion of which is contingent upon consummation of the merger.

        For more information, see the section of this proxy statement captioned "The Merger—Fairness Opinion of Goldman Sachs."

Treatment of Equity Awards in the Merger

        The merger agreement provides that Rackspace's equity awards that are outstanding immediately prior to the effective time of the merger will be treated as follows in the merger:

  Company Options

        At the effective time of the merger, each option to purchase shares of common stock (which we refer to as a "company option") outstanding and unexercised as of immediately prior to the effective time of the merger, whether vested or unvested, will, be cancelled and converted into a right to receive an amount in cash, without interest, equal to, the product obtained by multiplying (1) the per share merger consideration less the exercise price per share attributable to such company option by (2) the total number of shares of common stock issuable upon exercise in full of such company option. We refer to this amount as the "option consideration." The payment of the option consideration will be subject to any applicable withholding taxes.

        With respect to any company options, whether vested or unvested, for which the exercise price per share attributable to such company options is equal to or greater than the per share merger consideration, such company options will be cancelled without any cash payment being made in exchange for such cancellation.

  Company Stock-Based Awards

        At the effective time of the merger, each right to receive shares of common stock or benefits measured in whole or in part by the value of a number of shares of common stock (including performance shares, performance-based units, market stock units, restricted stock, restricted stock units, phantom units, stock appreciation rights, deferred stock units and dividend equivalents, but not including any 401(k) plan of Rackspace), other than a company option (which we refer to as a "company stock-based award") outstanding as of immediately prior to the effective time of the merger, to the extent vested (which generally includes certain company stock-based awards that are otherwise scheduled to vest by their terms on or before December 31, 2016, as discussed in the following paragraph) and, if applicable, unexercised, will be cancelled and converted into a right to receive an amount in cash, without interest, equal to, the product obtained by multiplying (1) the per share merger consideration less the exercise price per share, if any, attributable to such company stock-based award by (2) the total number of shares of common stock subject to such company stock-based award. We refer to this amount as the "company stock-based award consideration." We refer to such treatment of such company-based stock awards as the "vested stock-based award treatment." The payment of the company stock-based award consideration will be subject to any applicable withholding taxes.

        At the effective time of the merger, each company stock-based award that is outstanding as of immediately prior to the effective time of the merger, to the extent subject to vesting conditions based solely on continued employment or service to Rackspace or any of its subsidiaries and, if applicable, unexercised (which we refer to as an "unvested time-vesting company stock-based award"), will be cancelled and converted into a right to receive an amount in cash, without interest, equal to the company stock-based award consideration in respect of such unvested time-vesting company stock-based award, generally payable in semi-annual installments following the effective time of the merger depending on the original vesting schedule of the corresponding company stock-based award and the title (as of immediately prior to the effective time of the merger) of the holder of such award (which treatment of unvested company stock-based awards we refer to as the "unvested stock-based award treatment") as follows:

Senior Vice President and Above

Original Vest Date	Payment Date
January 1, 2017 - June 30, 2018	January 1, 2017
July 1, 2018 - December 31, 2018	July 1, 2017
January 1, 2019 - June 30, 2019	January 1, 2018
July 1, 2019 - December 31, 2019	July 1, 2018
January 1, 2020 - December 31, 2020	January 1, 2019

Vice President and Below

Original Vest Date	Payment Date
January 1, 2017 - June 30, 2017	January 1, 2017
July 1, 2017 - June 30, 2018	July 1, 2017
July 1, 2018 - December 31, 2018	January 1, 2018
January 1, 2019 - December 31, 2019	July 1, 2018
January 1, 2020 - December 31, 2020	January 1, 2019

Unvested time-vesting company stock-based awards that are scheduled to vest by their terms on or before December 31, 2016, generally will fully vest as of immediately prior to the effective time of the merger and will be subject to the vested stock-based award treatment rather than the unvested stock-based award treatment.

        With respect to each company stock-based award the vesting of which is conditional in whole or in part on the achievement of performance goals during a performance period that was still outstanding as of August 26, 2016, (which we refer to as a "performance company stock-based award"), that was granted (1) after August 22, 2013, the applicable performance metrics shall be deemed to have been satisfied as to 100% of the target number of shares of common stock subject to such performance company stock-based award as of immediately prior to the effective time of the merger, regardless of when the performance period ends, with each such performance company stock-based award granted (a) prior to December 1, 2015, subject to the vested stock-based award treatment and (b) on or after December 1, 2015, subject to the unvested stock-based award treatment; and (2) on August 22, 2013, such performance company stock-based award will be treated in accordance with its terms.

        The receipt of the company stock-based award consideration in respect of unvested time-vesting company stock-based awards and unvested performance company stock-based awards, in each case, that are subject to the unvested stock-based award treatment is generally subject to the recipient's continued employment following the effective time of the merger, except that any then-unpaid portion of a recipient's company stock-based award consideration generally will become immediately payable if such recipient's termination of employment (whenever occurring) is either (1) without "Cause," as defined in Rackspace's 2007 Long-Term Incentive Plan (which we refer to as the "2007 LTIP"); or (2) for "Good Reason," as defined in either (a) the Senior Executive Change of Control and Severance Plan (which we refer to as the "Severance Plan"), if the recipient is a participant in the Severance Plan as of immediately prior to such employee's termination date; or (b) an effective employment agreement between such employee and Rackspace, the surviving corporation or their affiliates in all other cases (for the avoidance of doubt, clause (2) shall not apply to any employee who as of immediately prior to such employee's termination of employment is neither a participant in the Severance Plan nor is party to an effective employment agreement that contains a definition of "Good Reason"). However, before the effective time of the merger, Rackspace may provide different vesting terms for any employee that are no more favorable to such employee than the terms described above. Any payments of stock-based award consideration in respect of unvested time-vesting company stock-based awards and unvested performance company stock-based awards will be subject to any applicable withholding taxes.

        Parent will not assume, substitute or convert any company stock-based award that is outstanding and, if applicable, unexercised, as of immediately prior to the effective time of the merger and that is held by a non-employee member of the Rackspace Board. Each company stock-based award that is outstanding, and, if applicable, unexercised, as of immediately prior to the effective time and that is held by a non-employee member of the Rackspace Board will, subject to the approval of the Rackspace stockholders (excluding, for this purpose, any shares of common stock beneficially held by such non-employee members of the Rackspace Board) be fully vested as of immediately prior to the effective time and will be subject to the vested stock-based award treatment.

  Employee Stock Purchase Plan

        Pursuant to the terms of the merger agreement, the Rackspace Board has adopted resolutions, and has amended the terms of Rackspace's 2008 Employee Stock Purchase Plan (which we refer to as the "ESPP") as necessary, (1) providing that each individual participating in the Purchase Period (as defined in the ESPP) in progress on the date of the merger agreement (which we refer to as the "final offering") will not be permitted to (a) increase his or her payroll contribution rate pursuant to the ESPP from the rate in effect when that Purchase Period commenced; or (b) make separate non-payroll contributions to the ESPP on or following the date of the merger agreement, except as may be required by applicable law; (2) ensuring that, except for the final offering, no offering period under the ESPP will be authorized or commenced on or after the date of the merger agreement; (3) if the closing of the merger will occur prior to the end of the final offering, providing each individual participating in the final offering with notice of the transactions contemplated by the merger agreement prior to the closing of the merger; (4) causing the final offering to end no later than one business day prior to the closing of the merger; (5) making any pro rata adjustments that may be necessary to reflect the shortened final offering Purchase Period, but otherwise treat such shortened final offering Purchase Period as a fully effective and completed Purchase Period for all purposes pursuant to the ESPP; (6) causing each ESPP participant's accumulated contributions under the ESPP to be used to purchase shares of common stock in accordance with the ESPP as of the end of the final offering; (7) providing that the applicable purchase price for the common stock will not be decreased below the levels set forth in the ESPP as of the date of the merger agreement; (8) ensuring that no further rights are granted under the ESPP after the effective time of the merger; and (9) effective as of the effective time of the merger (but subject to the consummation of the merger), terminating the ESPP.

Employee Benefits

        From and after the effective time of the merger, the surviving corporation will (and Parent will cause the surviving corporation to) honor all of Rackspace's plans, programs, policies, practices, agreements, and arrangements (which we refer to collectively as "Rackspace benefit plans") and compensation and severance arrangements in accordance with their terms. However, nothing will prohibit the surviving corporation from amending or terminating any such Rackspace benefit plans or compensation or severance arrangements in accordance with their terms or if otherwise required pursuant to applicable law.

        For a period of one year following the effective time of the merger, the surviving corporation and its subsidiaries will (and Parent will cause the surviving corporation and its subsidiaries to) either (1) maintain for the benefit of each employee who is an employee of Rackspace or any of its subsidiaries immediately prior to the effective time of the merger and who continues to be an employee of Parent or one of its subsidiaries (including the surviving corporation) immediately following the effective time of the merger (which we refer to as a "continuing employee") the Rackspace benefit plans (other than opportunity to participate in equity-based benefits and, subject to the previous paragraph, individual employment agreements) of the surviving corporation or any of its subsidiaries (which we refer to as the "company plans") at benefit levels that are substantially similar in the aggregate to those in effect at Rackspace or its subsidiaries on the date of the merger agreement, and provide compensation and benefits to each continuing employee pursuant to such company plans; (2) provide compensation, benefits and severance payments (other than opportunity to participate in equity-based benefits and, subject to the previous paragraph, individual employment agreements) to each continuing employee that, taken as a whole, are substantially similar in the aggregate to the compensation, benefits and severance payments (other than opportunity to participate in equity-based benefits and individual employment agreements) provided to such continuing employee immediately prior to the effective time of the merger (which we refer to as "comparable plans"); or (3) provide some combination of company plans and comparable plans such that each continuing employee receives compensation, benefits and severance payments (other than opportunity to participate in equity-based benefits and, subject to the previous paragraph, individual employment agreements) that, taken as a whole, are substantially similar in the aggregate to the compensation, benefits and severance payments (other than opportunity to participate in equity-based benefits and individual employment agreements) provided to such continuing employee immediately prior to the effective time of the merger. In each case, base compensation and target incentive compensation opportunity will not be decreased for a period of one year following the effective time of the merger for any continuing employee employed during that period. For a period of one year following the effective time of the merger, the surviving corporation will (and Parent will cause the surviving corporation to) provide severance benefits to eligible full-time regular employees no less favorable than Rackspace's past practices and severance calculation set forth in the Rackspace disclosure letter, without regard to the right to exercise discretion to reduce such levels, taking into account service both before and after the closing of the merger.

        To the extent that a company plan or comparable plan is made available to a continuing employee at or after the effective time of the merger, the surviving corporation and its subsidiaries will (and Parent will cause the surviving corporation or one of its subsidiaries to) cause to be granted to such continuing employee credit for all service with Rackspace and its subsidiaries prior to the effective time of the merger for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual and severance pay entitlement, but excluding for purposes of benefit accruals under any defined benefit pension plans or retiree health plans), except that such service need not be credited to the extent that it would result in duplication of coverage or benefits. In addition, (1) each continuing employee will be immediately eligible to participate, without any waiting period, in any and all employee benefit plans sponsored by the surviving corporation and its subsidiaries (other than the company plans) (which we refer to as the "new plans") to the extent that coverage pursuant to any such new plan replaces coverage pursuant to a comparable company plan in which such continuing employee participates immediately before the effective time of the merger (which we refer to as the "old plans"); (2) for purposes of each new plan providing medical, dental, pharmaceutical, vision or disability benefits to any continuing employee, the surviving corporation will undertake commercially reasonable efforts to cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such new plans to be waived for such continuing employee and his or her covered dependents, and the surviving corporation will undertake commercially reasonable efforts to cause any eligible expenses incurred by such continuing employee and his or her covered dependents during the portion of the plan year of the old plan ending on the date that such continuing employee's participation in the corresponding new plan begins to be given full credit pursuant to such new plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such continuing employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such new plan; and (3) credit the accounts of such continuing employees pursuant to any new plan that is a flexible spending plan with any unused balance in the account of such continuing employee. Any vacation or paid time off accrued but unused by a continuing employee as of immediately prior to the effective time of the merger will be credited to such continuing employee following the effective time of the merger and will be subject to the vacation policies of the surviving corporation as in effect from time to time; provided that vacation accrued but unused as of the closing of the merger will remain available to the same extent as under Rackspace programs in effect as of the date of the merger agreement as applied to each continuing employee.

Interests of Rackspace's Directors and Executive Officers in the Merger

        When considering the recommendation of the Rackspace Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a Rackspace stockholder. In (1) evaluating and negotiating the merger agreement; (2) approving the merger agreement and the merger; and (3) recommending that the merger agreement be adopted by Rackspace stockholders, the Rackspace Board was aware of and considered these interests to the extent that they existed at the time, among other matters. These interests include the following:

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  the potential acceleration of vesting, upon the effective time of the merger, or in accordance with the unvested stock-based award treatment or upon a qualifying termination of employment following the effective time of the merger, of company options, company stock-based awards or both (for more information, see the section of this proxy statement captioned "The Merger—Treatment of Equity-Based Awards"); and

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  the entitlement of each executive officer to receive payments and benefits pursuant to certain employment agreements entered into prior to the commencement of discussions or negotiations regarding the merger or pursuant to the Severance Plan if, within the applicable period following the merger, the executive officer's employment is terminated by Rackspace other than for "Cause," death, or disability or by the executive officer for "Good Reason" (as such terms are defined in the applicable employment agreement or the Severance Plan, as applicable) (as described in the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger—Payments Upon Termination Following Change of Control").

        If the proposal to adopt the merger agreement is approved, the common stock held by our directors and executive officers will be treated in the same manner as the common stock held by all other Rackspace stockholders. For more information, see the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger."

Appraisal Rights

        If the merger is consummated, Rackspace stockholders who do not vote in favor of the adoption of the merger agreement, who continuously hold such shares through the effective time of the merger, who properly perfect appraisal of their shares and who meet certain other conditions and statutory requirements described herein will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. This means that such stockholders will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of their shares of common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment (provided that, if at any time before the entry of judgment in the proceeding, the surviving corporation pays to each Rackspace stockholder entitled to appraisal an amount in cash, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court of Chancery, and (2) interest theretofore accrued, unless paid at that time), so long as they comply with the procedures, and subject to the conditions, set forth in Section 262 of the DGCL. Due to the complexity of the appraisal process, Rackspace stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

        Rackspace stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.

        Only a Rackspace stockholder of record may submit a demand for appraisal. To exercise appraisal rights, the stockholder of record must (1) submit a written demand for appraisal to Rackspace before the vote is taken on the proposal to adopt the merger agreement; (2) not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement; and (3) continue to hold the subject shares of common stock of record through the effective time of the merger. The failure to follow exactly the procedures specified under the DGCL will result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of Rackspace unless certain conditions are satisfied by the stockholders seeking appraisal, as described further below. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in further detail in this proxy statement, and a copy of Section 262 of the DGCL the relevant section of the DGCL regarding appraisal rights is attached as Annex C to this proxy statement. If you hold your shares of common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee.

Material U.S. Federal Income Tax Consequences of the Merger

        For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined in the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger") in exchange for such U.S. Holder's shares of common stock in the merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the merger and such U.S. Holder's adjusted tax basis in the shares of common stock surrendered in the merger.

        A Non-U.S. Holder (as defined in the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger") generally will not be subject to U.S. federal income tax with respect to the exchange of common stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States.

        For more information, see the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger." Rackspace stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the merger in light of their particular circumstances and any consequences arising under U.S. federal income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Regulatory Approvals Required for the Merger

        Under the merger agreement, the merger cannot be completed until the waiting periods (and any extensions thereof, if any) applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (which we refer to as the "HSR Act") and the competition laws of the European Union and Israel have expired or otherwise been terminated, or all requisite consents pursuant thereto have been obtained.

Financing of the Merger

        Rackspace anticipates that the total funds needed to complete the merger (including the funds to pay Rackspace stockholders and to pay the holders of other equity-based interests the amounts due to them under the merger agreement), which is expected to be approximately $4.3 billion, will be funded through a combination of the following:

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  Debt financing in an aggregate principal amount of up to $3.2 billion as well as a committed $225 million senior secured revolving facility, a portion of which will be available at closing. Parent has received firm commitments from a consortium of financial institutions to provide the debt financing, which includes the revolving credit facility. For more information, see the section of this proxy statement captioned "Financing of the Merger—Debt Financing."

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  Equity commitments by the Apollo Funds in an aggregate amount of up to $1.707 billion. Parent has received equity commitments for the equity financing from the Apollo Funds. For more information, see the section of this proxy statement captioned "Financing of the Merger—Equity Financing."

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  Cash of Rackspace and its subsidiaries available to be utilized in respect of the payment of the merger consideration to Rackspace stockholders and holders of company stock-based awards and company options, if any.

The completion of the merger is not conditioned upon Parent's receipt of financing.

Limited Guarantee

        Concurrently with the execution of the merger agreement, and as a condition and inducement to Rackspace's willingness to enter into the merger agreement, Parent and Merger Sub delivered to Rackspace a limited guarantee (which we refer to as the "limited guarantee") in favor of Rackspace from Apollo Investment Fund VIII, L.P., Apollo Overseas Partners (Delaware 892) VIII, L.P., Apollo Overseas Partners (Delaware) VIII, L.P., and Apollo Overseas Partners VIII, L.P. (which we refer to as the "guarantors") pursuant to which, and subject to the terms and conditions contained therein, the guarantors are guaranteeing certain obligations of Parent and Merger Sub in connection with the merger agreement.

No Solicitation of Other Offers

        Under the merger agreement, from the date of the merger agreement until the effective time of the merger (or the earlier termination of the merger agreement), Rackspace has agreed to cease and cause to be terminated any activities, discussions or negotiations with, and terminate any data room or other diligence access of, any person, its affiliates and its representatives (as defined below) relating to an acquisition transaction (as defined in the section of this proxy statement captioned "The Merger Agreement—No Solicitation of Other Offers") and to request that any person who executed a confidentiality agreement in connection with its consideration of acquiring Rackspace to promptly return or destroy all non-public information furnished by or on behalf of Rackspace prior to the date of the merger agreement.

        Under the terms of the merger agreement, from the date of the merger agreement until the effective time of the merger (or the earlier termination of the merger agreement), Rackspace and its subsidiaries and its and their respective affiliates, directors, officers, employees, consultants, agents, representatives and advisors (which we refer to as "representatives") will not, and will not permit or direct any of its or its subsidiaries representatives to, directly or indirectly:

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  solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal that constitutes, or is reasonably expected to lead to, an acquisition proposal (as defined in the section of this proxy statement captioned "The Merger Agreement—No Solicitation of Other Offers");

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  furnish or otherwise provide access to any non-public information regarding, or to the business, properties, assets, books, records or personnel of, Rackspace or its subsidiaries to any person (other than Parent, Merger Sub or any of their respective designees) in any case in connection with any acquisition proposal, or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an acquisition proposal or the making of any proposal that would reasonably be expected to lead to an acquisition proposal;

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  participate, or engage in discussions or negotiations, with any person with respect to an acquisition proposal or with respect to any inquiries from third parties relating to the making of an acquisition proposal;

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  approve, endorse or recommend any proposal that constitutes, or is reasonably expected to lead to, an acquisition proposal;

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  enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement or other contract relating to an acquisition agreement (other than an acceptable confidentiality agreement) (as defined in the section of this proxy statement captioned "The Merger Agreement—No Solicitation of Other Offers");

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  fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any class of securities of Rackspace or any of its subsidiaries (unless the Rackspace Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law, except that Rackspace will be permitted to waive any provision of any standstill or confidentiality agreement only to the extent that such provision prohibits a confidential proposal being made to the Rackspace Board); or

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  authorize or commit to do any of the foregoing.

        Notwithstanding these restrictions, prior to the adoption of the merger agreement by Rackspace stockholders and after entering into an acceptable confidentiality agreement, Rackspace and the Rackspace Board (or a committee thereof) may, directly or indirectly through one or more of their representatives, following the execution of an acceptable confidentiality agreement: (a) participate or engage in discussions or negotiations with; (b) furnish any non-public information in relation to Rackspace or any of its subsidiaries to; or (c) afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Rackspace or any of its subsidiaries to, any person or its representatives that has made or delivered to Rackspace a bona fide written acquisition proposal if: (1) Rackspace, its subsidiaries and its and their respective representatives have not breached any of the non-solicitation restrictions above with respect to the acquisition proposal or such person; (2) the Rackspace Board (or a committee thereof) determines in good faith, after consultation with its financial advisor and its outside legal counsel, that such acquisition proposal constitutes or is reasonably likely to lead to a superior proposal (as defined in the section of this proxy statement captioned "The Merger Agreement—No Solicitation of Other Offers"); and (3) the Rackspace Board has determined in good faith, after consultation with its outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law. In such circumstances, Rackspace will substantially contemporaneously make available to Parent any non-public information concerning Rackspace and its subsidiaries that is provided to any such person or its representatives that was not previously made available to Parent. For more information, see the section of this proxy statement captioned "The Merger Agreement—No Solicitation of Other Offers."

        Rackspace is not entitled to terminate the merger agreement to enter into an agreement for a superior proposal unless it complies with certain procedures in the merger agreement, including engaging in good faith negotiations with Parent during a specified period. If Rackspace terminates the merger agreement in order to accept a superior proposal, it must pay a $112 million termination fee to Parent. For more information, see the section of this proxy statement captioned "The Merger Agreement—The Rackspace Board's Recommendation; Company Board Recommendation Change."

Change in the Rackspace Board's Recommendation

        The Rackspace Board may not withdraw its recommendation that Rackspace stockholders adopt the merger agreement or take certain similar actions other than, under certain circumstances, if it (or a committee of the Rackspace Board) determines in good faith, after consultation with its financial advisor and outside legal counsel, that failure to do so would be inconsistent with the Rackspace Board's fiduciary duties pursuant to applicable law and complies with the provisions of the merger agreement.

        However, the Rackspace Board cannot withdraw its recommendation that Rackspace stockholders adopt the merger agreement or take certain similar actions unless it complies with certain procedures in the merger agreement, including engaging in good faith negotiations with Parent during a specified period. If Rackspace terminates the merger agreement because the Rackspace Board withdraws its recommendation that Rackspace stockholders adopt the merger agreement or takes certain similar actions, then Rackspace must pay a $112 million termination fee to Parent. For more information, see the section of this proxy statement captioned "The Merger Agreement—The Rackspace Board's Recommendation; Company Board Recommendation Change."

Conditions to the Closing of the Merger

        The obligations of Parent, Merger Sub and Rackspace, as applicable, to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) of certain conditions, including the following:

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  the adoption of the merger agreement by the requisite affirmative vote of Rackspace stockholders;

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  the expiration or termination of the applicable waiting period under, or obtaining all requisite consents pursuant to, the HSR Act and the antitrust laws of the European Union and Israel; and

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  the consummation of the merger not being prohibited, made illegal, or enjoined by (1) a temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court of competent jurisdiction; (2) by any governmental authority of competent jurisdiction; or (3) the enactment, enforcement or deemed application of any law.

        In addition, the obligations of Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions, any of which may be waived exclusively by Parent:

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  the accuracy of the representations and warranties of Rackspace in the merger agreement, subject to applicable materiality qualifiers, as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made;

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  the performance and compliance in all material respects by Rackspace of and with the covenants and obligations required to be performed and complied with by Rackspace under the merger agreement at or prior to the effective time of the merger;

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  the absence of any Company Material Adverse Effect (as defined in the section of this proxy statement captioned "The Merger Agreement—Representations and Warranties") or a material adverse effect with respect to Rackspace and its subsidiaries (as defined in the merger agreement) having occurred after the date of merger agreement that is continuing as of the effective time of the merger; and

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  since the date of the merger agreement, the Rackspace Board (or any equivalent governing body of any non-wholly owned subsidiary of Rackspace) not having declared, set aside, established a record date for, authorized, made or paid any dividend or other distribution, payable in cash, stock, property, rights or otherwise, with respect to any of the capital stock of Rackspace, except as permitted by the merger agreement.

        In addition, the obligation of Rackspace to consummate the merger is subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions:

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  the accuracy of the representations and warranties of Parent and Merger Sub in the merger agreement, subject to materiality qualifiers, as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made; and

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  the performance and compliance in all material respects by Parent and Merger Sub of and with the covenants and obligations required to be performed and complied with by Parent and Merger Sub under the merger agreement at or prior to the effective time of the merger.

Termination of the Merger Agreement

        The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement by Rackspace stockholders (except as otherwise provided in the merger agreement), in the following ways:

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  by mutual written agreement of Rackspace and Parent;

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  by either Rackspace or Parent if:

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  (1) any permanent injunction or other judgment or order issued by a court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the merger is in effect, or any action taken by a governmental authority of competent jurisdiction prohibiting, making illegal or enjoining the consummation of the merger has become final and non-appealable; or (2) any statute, regulation or order prohibiting, making illegal or enjoining the consummation of the merger has been enacted, entered, enforced or deemed applicable to the merger (except that a party may not terminate the merger agreement pursuant to this provision if such party has failed to use its reasonable best efforts to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order);

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  the merger has not been consummated before 11:59 p.m., Eastern time, on February 26, 2017 (which we refer to as the "termination date"), except that:

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  a party may not terminate the merger agreement pursuant to this provision if such party's action or failure to act constitutes a breach of the merger agreement and is the primary cause of, or has primarily resulted in, the failure to satisfy the conditions to the closing of the merger or the failure to consummate the merger by the termination date; and

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  Parent may have a limited right to extend this period in certain circumstances (as described in the section of this proxy statement captioned "The Merger Agreement—Termination of the Merger Agreement"); or

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  Rackspace stockholders do not adopt the merger agreement at the special meeting (except that a party may not terminate the merger agreement pursuant to this provision if such party's action or failure to act constitutes a breach of the merger agreement and is the primary cause of, or has primarily resulted in, the failure to obtain the approval of the Rackspace stockholders at the special meeting);

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  by Rackspace if:

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  Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements in the merger agreement, such that the related closing condition would not be satisfied (and has not cured such breach or failure to perform during a cure period);

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    prior to the adoption of the merger agreement by Rackspace stockholders, (1) Rackspace has received a superior proposal; (2) the Rackspace Board (or a committee thereof) has authorized Rackspace to enter into an alternative acquisition agreement to consummate the acquisition transaction contemplated by such superior proposal; (3) Rackspace pays or causes to be paid to Parent a $112 million termination fee; and (4) Rackspace has complied with its non-solicitation obligations under the merger agreement (other than inconsequential breaches); or

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    (1) the marketing period has ended and (a) all of the conditions applicable to Parent, Merger Sub and Rackspace's obligations to close the merger; and (b) Parent and Merger Sub's obligations to close the merger have, in each case, been and continue to be satisfied or waived (other than those conditions that by their terms are to be satisfied at the closing of the merger, each of which is capable of being satisfied at the closing); (2) Parent and Merger Sub fail to close the merger on the date required pursuant to the merger agreement; (3) Rackspace has delivered an irrevocable written notice to Parent that (a) it is ready, willing and able to close the merger; and (b) the conditions applicable to Rackspace's obligations to close the merger have been satisfied or waived; and (4) Parent and Merger Sub fail to consummate the merger by the third business day after the delivery of the notice described in clause (3); or

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  by Parent if:

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  Rackspace has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements in the merger agreement, such that the related closing condition would not be satisfied (and has not cured such breach or failure to perform during a cure period); or

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  the Rackspace Board has effected a company board recommendation change (as defined in the section of this proxy statement captioned "The Merger Agreement—The Rackspace Board's Recommendation; Company Board Recommendation Change").

Termination Fees

        Rackspace has agreed to pay Parent a termination fee of $112 million if the merger agreement is terminated in specified circumstances.

        Parent has agreed to pay Rackspace a termination fee of $253 million if the merger agreement is terminated in specified circumstances. The payment of this termination fee has been guaranteed by the guarantors.

        For more information, see the section of this proxy statement captioned "The Merger Agreement—Termination Fees."

QUESTIONS AND ANSWERS

        The following questions and answers address some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that are important to you. We encourage you to carefully read the more detailed information contained elsewhere in this proxy statement, including the annexes to this proxy statement and the other documents to which we refer to in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned "Where You Can Find More Information."

Q:
Why am I receiving these materials?

A:
On August 26, 2016, we announced that Rackspace entered into the merger agreement. Under the merger agreement, Parent will acquire Rackspace for $32.00 per share in cash. In order to complete the merger, Rackspace stockholders must vote to adopt the merger agreement at the special meeting. We must receive stockholder approval to complete the merger. For more information, see the section of this proxy statement captioned "The Merger Agreement—Conditions to the Closing of the Merger." The Rackspace Board is furnishing this proxy statement and form of proxy card to the holders of shares of common stock in connection with the solicitation of proxies of Rackspace stockholders to be voted in favor of the merger proposal at the special meeting.

This proxy statement, which you should read carefully, contains important information about the merger, the merger agreement and the special meeting. The enclosed materials allow you to submit a proxy to vote your shares without attending the special meeting.

Your vote is very important. Even if you plan to attend the special meeting, we encourage you to submit a proxy as soon as possible.

Q:
What am I being asked to vote on at the special meeting?

A:
You are being asked to vote on the following proposals:

•
to adopt the merger agreement pursuant to which Merger Sub will merge with and into Rackspace, and Rackspace will become a wholly owned subsidiary of Parent;

•
to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting;

•
to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and

•
to approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

Q:
When and where is the special meeting?

A:
The special meeting will take place on [•], 2016, at [•], at [•], Central time.

Q:
Who is entitled to vote at the special meeting?

A:
All Rackspace stockholders as of the close of business on [•], 2016, which is the record date for the special meeting, are entitled to notice of and to vote at the special meeting. As of the close of business on the record date, there were [•] shares of common stock outstanding and entitled to vote at the special meeting. Each share of common stock is entitled to one vote per share on each matter properly brought before the special meeting.

Q:
May I attend the special meeting and vote in person?

A:
Yes. Subject to the requirements described in this proxy statement, all Rackspace stockholders as of the record date may attend the special meeting and vote in person. Seating will be limited. Rackspace stockholders will need to present proof of ownership of shares of common stock, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the special meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the special meeting.

If, as of the record date, you are a beneficial owner of shares held in "street name," you may not vote your shares in person at the special meeting unless you obtain a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares in person at the special meeting. Otherwise, you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the merger agreement, without your instructions.

Even if you plan to attend the special meeting in person, to ensure that your shares will be represented at the special meeting, we encourage you to sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the internet or by telephone. If you attend the special meeting and vote in person by ballot, your vote will revoke any proxy previously submitted.

Q:
What is the proposed merger and what effects will it have on Rackspace?

A:
The proposed merger is the acquisition of Rackspace by Parent, which is an affiliate of the Apollo Funds. If the proposal to adopt the merger agreement is approved by Rackspace stockholders and the other closing conditions under the merger agreement are satisfied or waived, Merger Sub will merge with and into Rackspace, with Rackspace continuing as the surviving corporation. As a result of the merger, Rackspace will become a wholly owned subsidiary of Parent, and our common stock will no longer be publicly traded and will be delisted from the NYSE. In addition, our common stock will be deregistered under the Exchange Act, and we may no longer file periodic reports with the SEC.

Q:
What will I receive if the merger is completed?

A:
Upon completion of the merger, you will be entitled to receive the per share merger consideration in cash, without interest and less any applicable withholding taxes, for each share of common stock that you own, unless you have properly exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL, and certain other conditions under the DGCL are satisfied. For example, if you own 100 shares of common stock, you will receive $3,200.00 in cash in exchange for your shares of common stock, without interest and less any applicable withholding taxes.

Q:
How does the per share merger consideration compare to the market price of the common stock prior to the public announcement of the merger agreement?

A:
The per share merger consideration represents a premium of approximately 38.2% over the closing price of the common stock on August 3, 2016, the last trading day prior to news reports speculating that Rackspace was the subject of a potential acquisition transaction.

Q:
What do I need to do now?

A:
We encourage you to read this proxy statement, the annexes to this proxy statement and the documents that we refer to in this proxy statement carefully and consider how the merger affects you. Then, even if you expect to attend the special meeting, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or grant your proxy electronically over the internet or by telephone, so that your shares can be voted at the special meeting. Please do not send your stock certificates with your proxy card.

  If you hold your shares in "street name," please refer to the voting instruction forms provided by your bank, broker or other nominee for additional information on how to vote your shares.

Q:
Should I send in my stock certificates now?

A:
No. After the merger is completed, you will receive a letter of transmittal containing instructions for how to send your stock certificates or surrender your book-entry shares to the payment agent in order to receive the appropriate cash payment for the shares of common stock represented by your stock certificates. Unless you are seeking appraisal, you should use the letter of transmittal to exchange your stock certificates or book-entry shares for the cash payment to which you are entitled. Please do not send your stock certificates with your proxy card.

Q:
What happens if I sell or otherwise transfer my shares of common stock after the record date but before the special meeting?

A:
The record date for the special meeting is earlier than the date of the special meeting and the expected effective date of the merger. If you sell or otherwise transfer your shares of common stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies Rackspace in writing of such special arrangements, you will transfer the right to receive the per share merger consideration, if the merger is completed, to the person to whom you sell or otherwise transfer your shares, but you will retain your right to vote those shares at the special meeting. Even if you sell or otherwise transfer your shares of common stock after the record date, we encourage you to sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the internet or by telephone.

Q:
How does the Rackspace Board recommend that I vote?

A:
The Rackspace Board unanimously recommends that you vote (1) "FOR" the adoption of the merger agreement; (2) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (3) "FOR" the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and (4) "FOR" the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

Q:
Why am I being asked to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to its named executive officers in connection with the merger?

A:
SEC rules require Rackspace to seek approval, on a non-binding, advisory basis, of compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger. Approval, on a non-binding, advisory basis, of the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger is not required to complete the merger.

Q:
What is the compensation that will or may become payable by Rackspace to its named executive officers in connection with the merger for purposes of this advisory vote?

A:
The compensation that will or may become payable by Rackspace to its named executive officers in connection with the merger is certain compensation that is tied to or based on the merger and payable to certain of Rackspace's named executive officers pursuant to underlying plans and arrangements that are contractual in nature. Compensation that will or may become payable by Parent to our named executive officers in connection with or following the merger is not subject to this advisory vote. For more information, see the section of this proxy statement captioned "Proposal 3: Approval, on a Non-Binding, Advisory Basis, of Certain Merger-Related Executive Compensation Arrangements."

Q:
What will happen if Rackspace stockholders do not approve the compensation that will or may become payable by Rackspace to its named executive officers in connection with the merger?

A:
Approval of the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger is not a condition to completion of the merger. The vote to approve the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger is an advisory vote and will not be binding on Rackspace or Parent. Accordingly, if the merger agreement is adopted by Rackspace stockholders and the merger is completed, the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger will or may be paid to Rackspace's named executive officers even if Rackspace stockholders do not approve such compensation.

Q:
Why am I being asked to approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors?

A:
We have a policy of granting an annual restricted stock unit award to our non-employee directors. We have determined that the equity plan and related agreements under which these awards were granted arguably do not address how the vesting of the annual restricted stock unit award to non-employee directors is impacted when a non-employee director's service with Rackspace terminates (which is expected to occur in connection with the merger). Although we believe that the intent of the equity plan and related agreements is and has always been to provide full vesting acceleration upon a termination of a non-employee director's service in connection with a "change of control" (including the completion of the merger), the Rackspace Board recognizes that the non-employee directors would be the beneficiaries of that interpretation. Accordingly, the Rackspace Board has elected to subject this result to a confirmatory vote of Rackspace stockholders.

Q:
What will happen if Rackspace stockholders do not approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors?

A:
Approval of the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors is not a condition to completion of the merger. If the acceleration of vesting is not approved, then each annual restricted stock unit award granted to our non-employee directors that is not vested in full will be cancelled in connection with the closing of the merger for no consideration.

Q:
What happens if the merger is not completed?

A:
If the merger agreement is not adopted by Rackspace stockholders or if the merger is not completed for any other reason, Rackspace stockholders will not receive any payment for their shares of common stock. Instead, (1) Rackspace will remain an independent public company; (2) our common stock will continue to be listed and traded on the NYSE and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.

  Rackspace has agreed to pay Parent a termination fee of $112 million if the merger agreement is terminated under specified circumstances.

  Parent has agreed to pay Rackspace a termination fee of $253 million if the merger agreement is terminated under specified circumstances. The payment of this termination fee has been guaranteed by the guarantors.

  For more information, see the section of this proxy statement captioned "The Merger Agreement—Termination Fees."

Q:
What vote is required to adopt the merger agreement?

A:
Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote on the proposal.

The failure of any Rackspace stockholder of record to (1) submit a signed proxy card; (2) grant a proxy over the internet or by telephone; or (3) vote in person by ballot at the special meeting will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. Abstentions will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement.

Q:
What vote is required to approve (1) the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (2) on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to its named executive officers in connection with the merger; and (3) the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors?

A:
Approval of the adjournment of the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the special meeting and entitled to vote on the proposal.

Approval, on a non-binding, advisory basis, of the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the special meeting and entitled to vote on the proposal. The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote to approve the merger proposal. Accordingly, a Rackspace stockholder may vote to approve the merger proposal and vote not to approve the named executive officer merger-related compensation proposal, and vice versa.

Approval of the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the special meeting and entitled to vote on the proposal. With respect to this proposal only, we will not consider any shares of common stock that are beneficially owned by a director or executive officer of Rackspace to be entitled to vote on the proposal. The vote on the acceleration of the vesting of certain equity awards proposal is a vote separate and apart from the vote to approve the merger proposal. Accordingly, a Rackspace stockholder may vote to approve the merger proposal and vote not to approve the acceleration of the vesting of certain equity awards proposal, and vice versa.

  The failure of any Rackspace stockholder of record to (1) submit a signed proxy card; (2) grant a proxy over the internet or by telephone; or (3) vote in person by ballot at the special meeting will not have any effect on the adjournment proposal, the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger or the proposal to approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

  If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee how to vote your shares will not have any effect the adjournment proposal, the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger, or the proposal to approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

  In all cases, abstentions will have the same effect as a vote "AGAINST" the adjournment proposal, the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and the proposal to approve the acceleration vesting of certain equity awards held by Rackspace's non-employee directors.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, to be the "stockholder of record." If you are a stockholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of Rackspace.

If your shares are held through a bank, broker or other nominee, you are considered the "beneficial owner" of shares of common stock held in "street name." If you are a beneficial owner of shares of common stock held in "street name," this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares in person by ballot at the special meeting unless you obtain a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:
How may I vote?

A:
If you are a Rackspace stockholder of record (that is, if your shares of common stock are registered in your name with American Stock Transfer & Trust Company, LLC, our transfer agent), there are four ways to vote:

•
by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope;

•
by visiting the internet address on your proxy card;

•
by calling the toll-free (within the U.S. or Canada) phone number on your proxy card; or

•
by attending the special meeting and voting in person by ballot.

  A control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares of common stock and to confirm that your voting instructions have been properly recorded when voting electronically over the internet or by telephone. Although there is no charge for voting your shares, if you vote electronically over the internet or by telephone, you may incur costs such as internet access and telephone charges for which you will be responsible.

  Even if you plan to attend the special meeting in person, you are strongly encouraged to vote your shares of common stock by proxy. If you are a record holder or if you obtain a "legal proxy" to vote shares that you beneficially own, you may still vote your shares of common stock in person by ballot at the special meeting even if you have previously voted by proxy. If you are present at the special meeting and vote in person by ballot, your previous vote by proxy will not be counted.

  If your shares are held in "street name" through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the internet or by telephone. To vote over the internet or by telephone through your bank, broker or other nominee, you should follow the instructions on the voting instruction form provided by your bank, broker or nominee. However, because you are not the stockholder of record, you may not vote your shares in person by ballot at the special meeting unless you obtain a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:
What is a proxy?

A:
A:    A proxy is your legal designation of another person, referred to as a "proxy," to vote your shares of common stock. The written document describing the matters to be considered and voted on at the special meeting is called a "proxy statement." The document used to designate a proxy to vote your shares of common stock is called a "proxy card." William Alberts, our Senior Vice President, General Counsel and Secretary, and William Taylor Rhodes, our President and Chief Executive Officer, with full powers of substitution and resubstitution, are the proxy holders for the special meeting.

Q:
If my broker holds my shares in "street name," will my broker vote my shares for me?

A:
A:    No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the special meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares. Without instructions, your shares will not be voted on such proposals, which will have the same effect as if you voted "AGAINST" adoption of the merger agreement, but will have no effect on the adjournment proposal, the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger or the proposal to approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

Q:
May I change my vote after I have mailed my signed and dated proxy card?

A:
Yes. If you are a Rackspace stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•
signing another proxy card with a later date and returning it to us prior to the special meeting;

•
submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary; or

  •
  attending the special meeting and voting in person by ballot.

  If you hold your shares of common stock in "street name," you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:
If a Rackspace stockholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to grant a proxy to vote your shares, the individuals named on the enclosed proxy card will vote your shares in the way that you direct.

If you sign and date your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted (1) "FOR" the adoption of the merger agreement; (2) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (3) "FOR" the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and (4) "FOR" the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

Q:
What should I do if I receive more than one set of voting materials?

A:
Please sign, date and return (or grant your proxy electronically over the internet or by telephone) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a Rackspace stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote all voting materials that you receive.

Q:
Where can I find the voting results of the special meeting?

A:
If available, Rackspace may announce preliminary voting results at the conclusion of the special meeting. Rackspace intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the special meeting. All reports that Rackspace files with the SEC are publicly available when filed. For more information, see the section of this proxy statement captioned "Where You Can Find More Information."

Q:
Will I be subject to U.S. federal income tax upon the exchange of common stock for cash pursuant to the merger?

A:
If you are a U.S. Holder (as defined in the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger"), the exchange of common stock for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes, which generally will require a U.S. Holder to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by such U.S. Holder in the merger and such U.S. Holder's adjusted tax basis in the shares of common stock surrendered in the merger.

  A Non-U.S. Holder (as defined in the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger") generally will not be subject to U.S. federal income tax with respect to the exchange of common stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States.

  Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or foreign taxing jurisdiction. A more complete description of material U.S. federal income tax consequences of the merger is provided in the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger."

Q:
What will the holders of company options and company stock-based awards receive in the merger?

A:
At the effective time of the merger, each company option that is outstanding and unexercised as of immediately prior to the effective time of the merger, whether vested or unvested, will be cancelled and converted into, and will become a right to receive the option consideration less any applicable withholding taxes. If the per share exercise price of any company option, whether vested or unvested, is equal to or greater than the per share merger consideration, such company option will be cancelled as of the effective time of the merger without any cash payment and will have no further effect.

At the effective time of the merger, each company stock-based award that is outstanding as of immediately prior to the effective time of the merger, to the extent vested (which generally includes unvested time-vesting company stock-based awards that are otherwise scheduled to vest by their terms on or before December 31, 2016, as discussed in the following paragraph) and, if applicable, unexercised will be cancelled and converted into the right to receive the company stock-based award consideration less any applicable withholding taxes.

At the effective time of the merger, each unvested time-vesting company stock-based award will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the company stock-based award consideration in respect of such unvested time-vesting company stock-based award, generally payable in semi-annual installments following the effective time of the merger depending on the original vesting schedule of the corresponding company stock-based award and the title (as of immediately prior to the effective time of the merger) of the holder of such award, as follows:

Senior Vice President and Above

Original Vest Date	Payment Date
January 1, 2017 - June 30, 2018	January 1, 2017
July 1, 2018 - December 31, 2018	July 1, 2017
January 1, 2019 - June 30, 2019	January 1, 2018
July 1, 2019 - December 31, 2019	July 1, 2018
January 1, 2020 - December 31, 2020	January 1, 2019

 Vice President and Below

Original Vest Date	Payment Date
January 1, 2017 - June 30, 2017	January 1, 2017
July 1, 2017 - June 30, 2018	July 1, 2017
July 1, 2018 - December 31, 2018	January 1, 2018
January 1, 2019 - December 31, 2019	July 1, 2018
January 1, 2020 - December 31, 2020	January 1, 2019

  Unvested time-vesting company stock-based awards that are scheduled to vest by their terms on or before December 31, 2016, generally will fully vest as of immediately prior to the effective time of the merger and will be subject to the vested stock-based award treatment rather than the unvested stock-based award treatment.

  With respect to each performance company stock-based award that was granted (1) after August 22, 2013, the applicable performance metrics will be deemed to have been satisfied as to 100% of the target number of shares of common stock subject to such performance company stock-based award as of immediately prior to the effective time of the merger, regardless of when the performance period ends, with each such performance company stock-based award granted (a) prior to December 1, 2015, subject to the vested stock-based award treatment and (b) on or after December 1, 2015, subject to the unvested stock-based award treatment; and (2) on August 22, 2013, such performance company stock-based award will be treated in accordance with its terms.

  The receipt of the company stock-based award consideration in respect of such unvested time-vesting company stock-based awards and unvested performance company stock-based awards, in each case, that are subject to the unvested stock-based award treatment is generally subject to the recipient's continued employment following the effective time of the merger, except that any then-unpaid portion of a recipient's company stock-based award consideration generally will become immediately payable if such recipient's termination of employment (whenever occurring) is either (1) without Cause (as defined in the 2007 LTIP); or (2) for Good Reason (as defined in either (a) the Severance Plan, if the recipient is a participant in the Severance Plan as of immediately prior to such employee's termination date; or (b) an effective employment agreement between such employee and Rackspace, the surviving corporation or their affiliates in all other cases) (for the avoidance of doubt, clause (2) shall not apply to any employee who as of immediately prior to such employee's termination of employment is neither a participant in the Severance Plan nor is party to an effective employment agreement that contains a definition of "Good Reason"). However, before the effective time of the merger, Rackspace may provide different vesting terms for any employee that are no more favorable to such employee than the terms described above. Any payments of stock-based award consideration in respect of unvested time-vesting company stock-based awards and unvested performance company stock-based awards will be subject to any applicable withholding taxes.

  Parent will not assume, substitute or convert any company stock-based award that is outstanding and, if applicable, unexercised, as of immediately prior to the effective time of the merger and that is held by a non-employee member of the Rackspace Board. Each company stock-based award that is outstanding, and, if applicable, unexercised, as of immediately prior to the effective time and that is held by a non-employee member of the Rackspace Board will, subject to the approval of the Rackspace stockholders (excluding, for this purpose, any shares of common stock beneficially held by such non-employee members of the Rackspace Board) be fully vested as of immediately prior to the effective time and will be subject to the vested stock-based award treatment.

  For more information on the treatment of company options and company stock-based awards in the merger, see the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger—Treatment of Equity-Based Awards."

Q:
What will happen to the ESPP?

A:
Pursuant to the terms of the merger agreement, the Rackspace Board has adopted resolutions, and has amended the terms of the ESPP as necessary, (1) providing that each individual participating in the Purchase Period (as defined in the ESPP) in progress on the date of the merger agreement (which we refer to as the "final offering") will not be permitted to (a) increase his or her payroll contribution rate pursuant to the ESPP from the rate in effect when that Purchase Period commenced; or (b) make separate non-payroll contributions to the ESPP on or following the date of the merger agreement, except as may be required by applicable law; (2) ensuring that, except for the final offering, no offering period under the ESPP will be authorized or commenced on or after the date of the merger agreement; (3) if the closing of the merger will occur prior to the end of the final offering, providing each individual participating in the final offering with notice of the transactions contemplated by the merger agreement prior to the closing of the merger; (4) causing the final offering to end no later than one business day prior to the closing of the merger; (5) making any pro rata adjustments that may be necessary to reflect the shortened final offering Purchase Period, but otherwise treat such shortened final offering Purchase Period as a fully effective and completed Purchase Period for all purposes pursuant to the ESPP; (6) causing each ESPP participant's accumulated contributions under the ESPP to be used to purchase shares of common stock in accordance with the ESPP as of the end of the final offering; (7) providing that the applicable purchase price for the common stock will not be decreased below the levels set forth in the ESPP as of the date of the merger agreement; (8) ensuring that no further rights are granted under the ESPP after the effective time of the merger; and (9) effective as of the effective time of the merger (but subject to the consummation of the merger), terminating the ESPP.

Q:
When do you expect the merger to be completed?

A:
We currently expect to complete the merger this calendar year. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.

Q:
Am I entitled to appraisal rights under the DGCL?

A:
If the merger is consummated, Rackspace stockholders who do not vote in favor of the adoption of the merger agreement, who continuously hold such shares through the effective time of the merger, who properly perfect appraisal of their shares and who meet certain other conditions and statutory requirements described herein will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. This means that such stockholders will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of their shares of common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment (provided that, if at any time before the entry of judgment in the proceeding, the surviving corporation pays to each Rackspace stockholder entitled to appraisal an amount in cash, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court of Chancery, and (2) interest theretofore accrued, unless paid at that time), so long as they comply with the procedures, and subject to the conditions, set forth in Section 262 of the DGCL. Rackspace stockholders who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for exercising appraisal rights are described in additional detail in this proxy statement, and the relevant section of the DGCL regarding appraisal rights is attached as Annex C to this proxy statement.

Q:
Do any of Rackspace's directors or officers have interests in the merger that may differ from those of Rackspace stockholders generally?

A:
Yes. In considering the recommendation of the Rackspace Board with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of Rackspace stockholders generally. In (1) evaluating and negotiating the merger agreement; (2) approving the merger agreement and the merger; and (3) unanimously recommending that the merger agreement be adopted by Rackspace stockholders, the Rackspace Board was aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger."

Q:
Who can help answer my questions?

A:
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your shares of common stock, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
Stockholders May Call:
(877) 717-3923 (Toll-Free From the U.S. and Canada)
or
(412) 232-3651 (From Other Locations)

  If your broker, bank or other nominee holds your shares, you may call your broker, bank or other nominee for additional information.

FORWARD-LOOKING STATEMENTS

        This proxy statement, the documents to which we refer you in this proxy statement and information included in oral statements or other written statements made or to be made by us or on our behalf contain "forward-looking statements" that do not directly or exclusively relate to historical facts. You can typically identify forward-looking statements by the use of forward-looking words, such as "may," "should," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "potential," "plan," "forecast" and other words of similar import. Rackspace stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors:

  •
  the inability to complete the merger due to the failure of Rackspace stockholders to adopt the merger agreement or failure to satisfy the other conditions to the completion of the merger, including receipt of required regulatory approvals;

  •
  the risk that the merger agreement may be terminated in circumstances that require us to pay Parent a termination fee of $112 million;

  •
  the outcome of any legal proceedings that may be instituted against us and others related to the merger agreement;

  •
  risks that the merger affects our ability to retain or recruit employees;

  •
  the fact that receipt of the all-cash per share merger consideration would be taxable to Rackspace stockholders that are treated as U.S. holders for U.S. federal income tax purposes;

  •
  the fact that, if the merger is completed, Rackspace stockholders will forego the opportunity to realize the potential long-term value of the successful execution of Rackspace's current strategy as an independent company;

  •
  the possibility that Rackspace could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of Rackspace's assets to one or more as yet unknown purchasers, that could conceivably produce a higher aggregate value than that available to Rackspace stockholders in the merger;

  •
  the fact that under the terms of the merger agreement, Rackspace is unable to solicit other acquisition proposals during the pendency of the merger;

  •
  the effect of the announcement or pendency of the merger on our business relationships, customers, operating results and business generally, including risks related to the diversion of the attention of Rackspace management or employees during the pendency of the merger;

  •
  the amount of the costs, fees, expenses and charges related to the merger agreement or the merger;

  •
  the risk that the merger will not be consummated in a timely manner, exceeding the expected costs of the merger;

  •
  the risk that our stock price may decline significantly if the merger is not completed; and

  •
  risks related to obtaining the requisite consents to the merger, including the timing and receipt of regulatory approvals from various domestic and foreign governmental bodies (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental bodies may deny approval.

        Consequently, all of the forward-looking statements that we make in this proxy statement are qualified by the information contained or incorporated by reference in this proxy statement, including (1) the information contained under this caption; and (2) the information contained under the caption "Risk Factors," and information in our consolidated financial statements and notes thereto included, in our most recent filings on Forms 10-K and 10-Q. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

        Except as required by applicable law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Rackspace stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

 THE SPECIAL MEETING

        The enclosed proxy is solicited on behalf of the Rackspace Board for use at the special meeting.

Date, Time and Place

        We will hold the special meeting on [•], 2016, at [•], at [•], Central time.

Purpose of the Special Meeting

        At the special meeting, we will ask Rackspace stockholders to vote on proposals to (1) adopt the merger agreement; (2) adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (3) approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and (4) approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

Record Date; Shares Entitled to Vote; Quorum

        Only Rackspace stockholders as of the close of business on the record date are entitled to notice of, and to vote at, the special meeting. A list of Rackspace stockholders of record entitled to vote at the special meeting will be available at our principal executive offices located at 1 Fanatical Place, San Antonio, TX 78218, during regular business hours for a period of no less than 10 days before the special meeting and at the place of the special meeting during the meeting.

        As of the record date, there were [•] shares of common stock outstanding and entitled to vote at the special meeting. Each share of common stock is entitled to one vote per share on each matter properly brought before the special meeting.

        The presence in person or by proxy of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the special meeting will constitute a quorum at the special meeting.

Vote Required; Abstentions and Broker Non-Votes

        Approval of the adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote on the proposal. Adoption of the merger agreement by Rackspace's stockholders is a condition to the closing of the merger.

        Approval of the adjournment of the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the special meeting and entitled to vote on the proposal.

        Approval, on a non-binding, advisory basis, of the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the special meeting and entitled to vote on the proposal. The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote to approve the merger proposal. Accordingly, a Rackspace stockholder may vote to approve the merger proposal and vote not to approve the named executive officer merger-related compensation proposal, and vice versa.

        Approval of the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the special meeting and entitled to vote on the proposal. With respect to this proposal only, we will not consider any shares of common stock that are beneficially owned by a director or executive officer of Rackspace to be entitled to vote on the proposal. The vote on the acceleration of the vesting of certain equity awards proposal is a vote separate and apart from the vote to approve the merger proposal. Accordingly, a Rackspace stockholder may vote to approve the merger proposal and vote not to approve the acceleration of the vesting of certain equity awards proposal, and vice versa.

        If a Rackspace stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted: (1) "AGAINST" the proposal to adopt the merger agreement; (2) "AGAINST" any proposal to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (3) "AGAINST" the proposal to approve, on a non-binding, advisory basis, compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and (4) "AGAINST" the proposal to approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors. Abstentions will be counted as present for purposes of determining whether a quorum exists.

        A "broker non-vote" generally occurs when a bank, broker or other nominee holding shares on your behalf does not vote on a proposal because the bank, broker or other nominee has not received your voting instructions and lacks discretionary power to vote your shares. We do not expect any "broker non-votes," at the special meeting, but if there are any, they will be counted for the purpose of determining whether a quorum is present. If there are broker non-votes, each broker non-vote will count as a vote "AGAINST" the proposal to adopt the merger agreement, but will have no effect on the proposal to (1) adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (2) approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; or (3) approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

Shares Held by Rackspace's Directors and Executive Officers

        As of the record date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [•] shares of common stock, representing approximately [•]% of the shares of common stock outstanding as of the record date. Our directors and executive officers have informed us that they intend to vote all of their shares of common stock: (1) "FOR" the adoption of the merger agreement; (2) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; and (3) "FOR" the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger.

        Pursuant to the voting agreement, Mr. Weston and certain of his affiliates are obligated to, among other things, vote their shares of common stock in favor of the proposal to adopt the merger agreement. Mr. Weston and his affiliates own, in the aggregate, approximately 15% of our common stock. For more information, see the section of this proxy statement captioned "The Voting Agreement."

Voting of Proxies

        If your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you may cause your shares to be voted by returning a signed and dated proxy card in the accompanying prepaid reply envelope, or you may vote in person by ballot at the special meeting. Additionally, you may grant a proxy electronically over the internet or by telephone by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the internet or by telephone. Based on your proxy cards or internet and telephone proxies, the proxy holders will vote your shares according to your directions.

        If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting. Rackspace stockholders will need to present proof of ownership of shares of common stock, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the special meeting. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to attend the special meeting in person. If you attend the special meeting and vote in person by ballot, your vote will revoke any previously submitted proxy.

        All shares represented by properly signed and dated proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the Rackspace stockholder. Properly signed and dated proxies that do not contain voting instructions will be voted: (1) "FOR" adoption of the merger agreement; (2) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (3) "FOR" the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and (4) "FOR" the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

        If your shares are held in "street name" through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee or by attending the special meeting and voting in person with a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares at the special meeting. If available, you may vote over the internet or telephone through your bank, broker or other nominee by following the instructions on the voting instruction form provided by your bank, broker or other nominee. If you do not (1) return your bank's, broker's or other nominee's voting instruction form; (2) vote over the internet or by telephone through your bank, broker or other nominee, if possible; or (3) attend the special meeting and vote in person with a "legal proxy" from your bank, broker or other nominee, it will have the same effect as if you voted "AGAINST" the proposal to adopt the merger agreement. It will not have any effect on the proposals: (1) to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (2) to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; or (3) to approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

Revocability of Proxies

        If you are a Rackspace stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

  •
  signing another proxy card with a later date and returning it to us prior to the special meeting;

  •
  submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;

  •
  delivering a written notice of revocation to our Corporate Secretary; or

  •
  attending the special meeting and voting in person by ballot.

        If you have submitted a proxy, your appearance at the special meeting, in the absence of voting in person or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

        If you hold your shares of common stock in "street name," you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

        Any adjournment, postponement or other delay of the special meeting, including for the purpose of soliciting additional proxies, will allow Rackspace stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned, postponed or delayed.

The Rackspace Board's Recommendation

        The Rackspace Board, after considering various factors described in the section of this proxy statement captioned "The Merger—Recommendation of the Rackspace Board and Reasons for the Merger," has unanimously (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Rackspace and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

        The Rackspace Board unanimously recommends that you vote (1) "FOR" the adoption of the merger agreement; (2) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (3) "FOR" the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and (4) "FOR" the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

Adjournment

        In addition to the proposals to (1) adopt the merger agreement; (2) approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and (3) approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors, Rackspace stockholders are also being asked to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional votes or proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to approve the merger agreement. If a quorum is not present, the chairperson of the special meeting or the Rackspace stockholders entitled to vote at the special meeting, present in person or represented by proxy, may adjourn the special meeting, from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, Rackspace stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals.

Solicitation of Proxies

        The expense of soliciting proxies will be borne by Rackspace. We have retained Innisfree M&A Incorporated, a professional proxy solicitation firm, to solicit proxies in connection with the special meeting at a cost of approximately $25,000 plus expenses. We also will indemnify Innisfree M&A Incorporated against losses arising out of its provisions of these services on our behalf. In addition, we may reimburse banks, brokers and other nominees representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by our directors, officers and employees, personally or by telephone, email, fax or over the internet. No additional compensation will be paid for such services.

Anticipated Date of Completion of the Merger

        We currently expect to complete the merger this calendar year. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.

Appraisal Rights

        If the merger is consummated, Rackspace stockholders who do not vote in favor of the adoption of the merger agreement, who continuously hold such shares through the effective time of the merger, who properly perfect appraisal of their shares and who meet certain other conditions and statutory requirements described herein will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. This means that such stockholders will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of their shares of common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment (provided that, if at any time before the entry of judgment in the proceeding, the surviving corporation pays to each Rackspace stockholder entitled to appraisal an amount in cash, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court of Chancery; and (2) interest theretofore accrued, unless paid at that time), so long as they comply with the procedures, and subject to the conditions, set forth in Section 262 of the DGCL. Due to the complexity of the appraisal process, Rackspace stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

        Rackspace stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.

        Only a Rackspace stockholder of record may submit a demand for appraisal. To exercise appraisal rights, the stockholder of record must (1) submit a written demand for appraisal to Rackspace before the vote is taken on the proposal to adopt the merger agreement; (2) not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement; and (3) continue to hold the subject shares of common stock of record through the effective time of the merger. The failure to follow exactly the procedures specified under the DGCL will result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal as to all Rackspace stockholders who assert appraisal rights unless (1) the total number of shares for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding shares of common stock as measured in accordance with subsection (g) of Section 262 of the DGCL; or (2) the value of the merger consideration in respect of the shares for which appraisal rights have been pursued and perfected exceeds $1 million. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in further detail in this proxy statement, and a copy of Section 262 of the DGCL the relevant section of the DGCL regarding appraisal rights is attached as Annex C to this proxy statement. If you hold your shares of common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee.

Other Matters

        At this time, we know of no other matters to be voted on at the special meeting. If any other matters properly come before the special meeting, your shares of common stock will be voted in accordance with the discretion of the appointed proxy holders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [•], 2016

        This proxy statement is available at the "Investors" section of our website, www.rackspace.com.

Householding of Special Meeting Materials

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, Rackspace stockholders who have the same address and last name will receive only one copy of this proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces printing costs, postage fees and the use of natural resources. Each Rackspace stockholder who participates in householding will continue to be able to access or receive a separate proxy card.

        If you wish to receive a separate set of our disclosure documents at this time, please contact our Corporate Secretary by writing to Corporate Secretary, Rackspace Hosting, Inc., 1 Fanatical Place, San Antonio, TX 78218. You may also call (210) 312-4000.

        If you are a Rackspace stockholder who has multiple accounts in your name or you share an address with other Rackspace stockholders and would like to receive a single set of our disclosure documents for your household, you may notify your broker, if your shares are held in a brokerage account. If you hold registered shares, you may contact our Corporate Secretary using the contact method above.

Questions and Additional Information

        If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your shares of common stock, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
Stockholders May Call:
(877) 717-3923 (Toll-Free From the U.S. and Canada)
or
(412) 232-3651 (From Other Locations)

THE MERGER

        The rights and obligations of the parties to the merger agreement are governed by the specific terms and conditions of the merger agreement and not by any summary or other information in this proxy statement. Therefore, this discussion of the merger is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

Parties Involved in the Merger

  Rackspace Hosting, Inc.
  1 Fanatical Place
  San Antonio, TX 78218
  (210) 312-4000

        Rackspace is the world leader in the managed cloud segment of the business information technology market. As a global company, Rackspace sells its services in more than 120 countries, and its customers include more than half of the Fortune 100 companies. Rackspace helps its customers tap the power of cloud computing by delivering world-class service on the world's leading technology platforms. Rackspace is an expert in information technology, so its customers do not have to be.

        Rackspace's common stock is listed on the NYSE under the symbol "RAX."

  Inception Parent, Inc.
  c/o Apollo Global Management, LLC
  9 West 57th Street, 43rd Floor
  New York, NY 10019
  (212) 515-3200

        Parent is an affiliate of the Apollo Funds and both Parent and the Apollo Funds are affiliates of AGM. AGM is a leading global alternative investment manager with offices in New York, Los Angeles, Houston, Chicago, Bethesda, Toronto, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong and Shanghai. AGM had assets under management of approximately $186 billion as of June 30, 2016, in private equity, credit and real estate funds invested across a core group of nine industries where AGM has considerable knowledge and resources. AGM's units are listed on the NYSE under the symbol "APO."

        Parent was formed on July 21, 2016, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Parent has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement.

  Inception Merger Sub Inc.
  c/o Apollo Global Management, LLC
  9 West 57th Street, 43rd Floor
  New York, NY 10019
  (212) 515-3200

        Merger Sub is a wholly owned subsidiary of Parent and was formed on July 21, 2016, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Merger Sub has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement.

Effect of the Merger

        Upon the terms and subject to the conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger; (1) Merger Sub will merge with and into Rackspace; (2) the separate corporate existence of Merger Sub will cease; and (3) Rackspace will continue as the surviving corporation in the merger and as a wholly owned subsidiary of Parent.

        As a result of the merger, Rackspace will cease to be a publicly traded company. If the merger is completed, you will not own any shares of capital stock of the surviving corporation.

        The effective time of the merger will occur upon the filing of a certificate of merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as we, Parent and Merger Sub may agree and specify in such certificate of merger).

Effect on Rackspace if the Merger is Not Completed

        If the merger agreement is not adopted by Rackspace stockholders, or if the merger is not completed for any other reason, Rackspace stockholders will not receive any payment for their shares of common stock by virtue of the merger agreement. Instead, (1) Rackspace will remain an independent public company; (2) our common stock will continue to be listed and traded on the NYSE and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC. In addition, if the merger is not completed, we expect that: (1) our management will operate the business in a manner similar to that in which it is being operated today; and (2) Rackspace stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which Rackspace operates and adverse economic conditions.

        Furthermore, if the merger is not completed, and depending on the circumstances that caused the merger not to be completed, the price of our common stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of our common stock would return to the price at which it trades as of the date of this proxy statement.

        Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of common stock. If the merger is not completed, the Rackspace Board will continue to evaluate and review, among other things, Rackspace's business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the merger agreement is not adopted by Rackspace stockholders or if the merger is not completed for any other reason, Rackspace's business, prospects or results of operation may be adversely impacted.

Per Share Merger Consideration

        Upon the terms and subject to the conditions of the merger agreement, at the effective time, each outstanding share of common stock (other than shares (1) held by Rackspace as treasury stock; (2) owned by Parent or Merger Sub; (3) owned by any direct or indirect wholly owned subsidiary of Rackspace, Parent or Merger Sub; and (4) held by any Rackspace stockholder who has properly made a demand for appraisal under Delaware law and has neither effectively withdrawn, failed to perfect, waived or otherwise lost such stockholder's right to appraisal with respect to such shares) will be cancelled and automatically converted into the right to receive the per share merger consideration.

        At or prior to the closing of the merger, a sufficient amount of cash will be deposited with a designated payment agent to pay the aggregate per share merger consideration. Once a Rackspace stockholder has provided the payment agent with his, her or its stock certificates (or customary agent's message with respect to book-entry shares), letter of transmittal and other items specified by the payment agent, the payment agent will promptly pay the stockholder the per share merger consideration. For more information, see the section of this proxy statement captioned "The Merger Agreement—Payment Agent, Exchange Fund and Exchange and Payment Procedures."

        After the merger is completed, you will have the right to receive the per share merger consideration (as described in the section of this proxy statement captioned "The Merger Agreement—Conversion of Shares"), but you will no longer have any rights as a Rackspace stockholder (except that Rackspace stockholders who properly and validly exercise and perfect, and do not validly withdraw or subsequently lose, their appraisal rights will have the right to receive payment for the "fair value" of their shares, determined pursuant to an appraisal proceeding contemplated by Delaware law (as described in the section of this proxy statement captioned "The Merger—Appraisal Rights")).

Background of the Merger

        The following chronology summarizes the key meetings and events that led to the signing of the merger agreement. This chronology does not purport to catalogue every conversation among the Transactions Committee, the Rackspace Board or the representatives of Rackspace, and other parties.

        The Rackspace Board regularly evaluates Rackspace's strategic direction and ongoing business plans with a view toward strengthening Rackspace's business and enhancing stockholder value. As part of this evaluation, the Rackspace Board has, from time to time, considered a variety of strategic alternatives. These have included, among others, (1) the continuation of Rackspace's current business plan; (2) investment in and development of new products; (3) potential expansion opportunities into new business lines through acquisitions and combinations of Rackspace with other businesses; and (4) a possible sale of Rackspace or one or more of its business units.

        In May 2014, Rackspace disclosed that it had been approached by multiple parties who expressed interest in exploring a strategic relationship with Rackspace, ranging from partnership to acquisition. Rackspace also disclosed that the Rackspace Board had hired Morgan Stanley & Co. (which we refer to as "Morgan Stanley") to evaluate the inbound strategic proposals and to explore other alternatives that could advance Rackspace's long-term strategy.

        In September 2014, Rackspace announced that the Rackspace Board had ended its evaluation of alternatives that would result in Rackspace being acquired. The Rackspace Board determined to pursue Rackspace's standalone business plan.

        On August 3, 2015, the Rackspace Board retained Goldman Sachs to assist it in connection with requests from certain of its stockholders. The Rackspace Board selected Goldman Sachs due to its experience and expertise in helping companies manage their relationships with their stockholders.

        In late 2015, Rackspace received unsolicited inquiries from several financial sponsors (not including Apollo) concerning Rackspace's interest in pursuing a significant minority investment or a change-of-control-transaction.

        On December 3, 2015, in response to these inquiries and to coordinate and recommend possible responses, if any, the Rackspace Board formed a working group of independent directors. We refer to this working group as the "Transactions Committee." Rackspace's lead independent director, Michael Sam Gilliland, along with Kevin Costello and John Harper, were appointed as the members of the Transactions Committee. Mr. Gilliland was designated by the Rackspace Board as the chairman of the Transactions Committee. The Rackspace Board elected to form the Transactions Committee in light of (1) the potentially significant workload that could be involved in considering a potential acquisition of Rackspace and other strategic alternatives; (2) the possibility that Rackspace management might need feedback and direction on relatively short notice; and (3) a desire to have independent directors oversee and direct the process of considering strategic alternatives. The Transactions Committee was initially authorized, among other things, to (1) review any financial analysis of Rackspace that may be performed, including with respect to Rackspace management's long-term operating model; and

(2) advise and direct Rackspace management with respect to communications and interactions with third parties relating to an exploration of potential strategic alternative transactions. The Rackspace Board instructed the Transactions Committee to report to the Rackspace Board on a regular basis.

        In early December 2015, in response to an inquiry from Rackspace, Mr. Weston indicated that he would not seek to partner with a potential acquirer to maintain his ownership interest in Rackspace. Mr. Weston is the beneficial owner of approximately 15% of the common stock.

        On December 8, 2015, the Transactions Committee held its first meeting, with other members of the Rackspace Board, members of Rackspace management and representatives of Wilson Sonsini Goodrich & Rosati, Professional Corporation (which we refer to as "Wilson Sonsini") in attendance. The representatives of Wilson Sonsini discussed with the members of the Transactions Committee their fiduciary duties. The members of the Transactions Committee discussed the process for engaging in an exploration of Rackspace's value on a standalone basis and in connection with a significant minority investment or a change-of-control-transaction. The Transactions Committee instructed Rackspace management to work with Goldman Sachs to better understand Goldman Sachs' financial analysis of Rackspace. The Transactions Committee selected Goldman Sachs in light of Goldman Sachs' familiarity with Rackspace and its experience and expertise in industries similar to those of Rackspace and in advising corporations considering strategic alternatives.

        On December 10, 2015, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management and representatives of Wilson Sonsini in attendance. The members of the Transactions Committee continued to discuss the process for evaluating Rackspace's value on a standalone basis and in connection with a significant minority investment or a change-of-control-transaction.

        On December 15, 2015, the Transactions Committee met, with members of Rackspace management in attendance. Members of Rackspace management provided the members of the Transactions Committee with perspectives on Rackspace management's long-term operating model.

        On December 21, 2015, the Transactions Committee met, with members of Rackspace management in attendance. Members of Rackspace management reviewed Rackspace management's long-term operating model with the members of the Transactions Committee.

        During January 2016 and again in March 2016, Mr. Rhodes, accompanied by a member of the Transactions Committee, held preliminary discussions with four financial sponsors who had previously made unsolicited inquiries in late 2015 (not including Apollo, but including a financial sponsor that we refer to as "Party B" and a financial sponsor that we refer to as "Party C") to better understand the nature of their interest in a significant minority investment in, or a change-of-control-transaction with, Rackspace. These discussions were approved in advance by the Transactions Committee. All four of these financial sponsors later participated in the sale process conducted by the Transactions Committee with the assistance of Goldman Sachs, but only Apollo, Party B and Party C submitted an indication of interest.

        On January 18, 2016, the Transactions Committee met, with members of Rackspace management in attendance. The members of the Transactions Committee discussed the meetings with financial sponsors.

        On February 27, 2016, the Transactions Committee met, with members of Rackspace management in attendance. The members of the Transactions Committee discussed the meetings with financial sponsors.

        On March 22, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Wilson Sonsini discussed with the members of the Transactions

Committee their fiduciary duties. The representatives of Goldman Sachs discussed various strategic alternatives available to Rackspace, including (1) a sale of the company and (2) a significant minority investment. The members of the Transactions Committee discussed the process associated with Rackspace's consideration of strategic alternatives.

        On March 25, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Wilson Sonsini discussed with the members of the Transactions Committee their fiduciary duties. The representatives of Goldman Sachs discussed Rackspace's prospects as a standalone company and various strategic alternatives available to Rackspace, including (1) a sale of the company and (2) a significant minority investment. The members of the Transactions Committee discussed Rackspace management's long-term operating model and instructed Rackspace management to share it with Goldman Sachs so that Goldman Sachs could report to the Transactions Committee and the Rackspace Board as to its financial analysis of Rackspace.

        On April 1, 2016, the Transactions Committee met, with members of Rackspace management in attendance. The members of the Transactions Committee discussed the status of their work and Rackspace management's long-term operating model.

        On April 8, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Goldman Sachs discussed various considerations related to commencing a formal process to sell Rackspace. The representatives of Goldman Sachs also discussed financial sponsors and strategic acquirers that Goldman Sachs believed would have an interest in a potential acquisition of Rackspace.

        On April 11, 2016, the Rackspace Board met, with members of Rackspace management, Wilson Sonsini and Goldman Sachs in attendance. The representatives of Wilson Sonsini discussed with the members of the Rackspace Board their fiduciary duties. The representatives of Goldman Sachs discussed a summary of Goldman Sachs' preliminary financial analysis. The Rackspace Board discussed Rackspace's long-term prospects as a standalone company and determined that a sale of Rackspace at the present time might be in the best interests of Rackspace's stockholders. As a result, the Rackspace Board determined to explore a possible sale of Rackspace. In so doing, the Rackspace Board was particularly sensitive to minimizing potential information leaks that Rackspace was considering a sale of the company. This sensitivity related to the significant disruption to Rackspace and its business caused by the public nature of the exploration process in 2014. As such, the Rackspace Board deliberately chose a strategy that it believed would minimize the potential for information leaks and their related negative impacts on Rackspace and its business. The Rackspace Board also considered the potential adverse business consequences of sharing confidential information, including the existence of a potential sale process, with competitors and partners. The Rackspace Board decided to authorize Goldman Sachs, under the supervision of the Transactions Committee, to begin by contacting a limited number of financial sponsors (including Apollo) in order to understand their interest in, and potential valuations of, Rackspace. These financial sponsors were selected by the Transactions Committee with input from Goldman Sachs based on an assessment as to their ability to consummate an acquisition of Rackspace and their interest in Rackspace's industry. Once the process of contacting financial sponsors was underway, the Rackspace Board determined that it would, if appropriate, authorize contact with the most likely potential strategic acquirers. These potential strategic acquirers would be selected with the assistance of Goldman Sachs based on an assessment as to their perceived potential interest in an acquisition of Rackspace, as well as other potential strategic priorities and financial ability. The members of the Rackspace Board noted that, in the period since the public disclosure in September 2014 of the conclusion of its evaluation of strategic alternatives, no strategic acquirer had expressed interest to Rackspace in engaging in a business combination transaction. Also due to the potential for information leaks, the Rackspace Board decided that the confidentiality agreements to be entered into with any interested parties would restrict those parties from contacting any debt financing sources until permission was received from Rackspace. The Rackspace Board confirmed that (1) the Transactions Committee should continue to oversee, advise and direct Rackspace management and Goldman Sachs in connection with the exploration, consideration and negotiation of strategic alternatives; and (2) the Rackspace Board retained final authority to approve any transaction involving Rackspace.

        At the direction of the Transactions Committee, Goldman Sachs, using an evolving process through June 2016, ultimately contacted 14 financial sponsors, including Apollo, concerning their interest in exploring a potential acquisition of Rackspace. Of these, nine entered into confidentiality agreements with Rackspace and received a management presentation. These confidentiality agreements do not prohibit the counterparty from making non-public acquisition proposals to Rackspace.

        On April 15, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Goldman Sachs provided an update on the status of initial discussions with the contacted financial sponsors.

        On April 22, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Goldman Sachs provided an update on the status of initial discussions with the contacted financial sponsors.

        On April 25, 2016, Apollo Management signed a confidentiality agreement with Rackspace.

        On April 27, 2016, Mr. Gilliland voluntarily concluded his service on the Rackspace Board after commencing a new role with a firm that required him to step down from membership on the Rackspace Board. At a meeting of the Rackspace Board later that day, the Rackspace Board designated Mr. Costello as Rackspace's lead independent director and chairman of the Transactions Committee. The Rackspace Board also appointed Lila Tretikov to the Transactions Committee.

        On April 29, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The members of the Transactions Committee discussed the status of a potential acquisition of Rackspace.

        Between May 2, 2016, and May 12, 2016, Rackspace management participated in management presentations with those financial sponsors interested in a potential acquisition of Rackspace. Representatives of Goldman Sachs also attended these presentations.

        On May 4, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The members of the Transactions Committee discussed the status of a potential acquisition of Rackspace.

        Beginning in early May 2016, Rackspace opened an online data room containing due diligence material. All nine financial sponsors that entered into a confidentiality agreement with Rackspace were ultimately provided access to the online data room.

        In mid-May 2016, at the request of the Transactions Committee, all of the financial sponsors considering a potential acquisition of Rackspace were informed by Goldman Sachs that Rackspace was seeking preliminary indications of acquisition interest by June 1, 2016.

        On June 1, 2016, Rackspace received three preliminary, non-binding indications of interest concerning an acquisition of Rackspace. Apollo proposed an acquisition for $30 to $33 per share, Party B proposed an acquisition for $29 to $32 per share and Party C proposed an acquisition for $26 to $28 per share. During the 2016 sale process, Rackspace did not receive an indication of interest or acquisition proposal from any party other than Apollo, Party B and Party C.

        On June 3, 2016, the Rackspace Board met, with members of Rackspace management and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Wilson Sonsini discussed with the members of the Rackspace Board their fiduciary duties. The representatives of Goldman Sachs (1) discussed a summary of Goldman Sachs' preliminary financial analyses and (2) reviewed the three preliminary, non-binding indications of interest. The Rackspace Board discussed and determined to contact potential strategic acquirers that the Rackspace Board believed would be interested in a potential acquisition of Rackspace. These potential strategic acquirers were selected with input from Goldman Sachs based on an assessment of their potential interest in an acquisition of Rackspace, as well as other potential strategic priorities and financial ability. The Rackspace Board authorized (1) the continuation of due diligence with Apollo, Party B and Party C; and (2) Goldman Sachs to contact the potential strategic acquirers.

        Commencing on June 3, 2016, representatives of Goldman Sachs, as directed by the Rackspace Board, contacted senior business leaders of five potential strategic acquirers chosen by the Rackspace Board concerning their interest in a potential acquisition of Rackspace. All five of these potential strategic acquirers declined to pursue an acquisition for various reasons.

        On June 10, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Goldman Sachs provided an update on the status of discussions with Apollo, Party B and Party C. The representatives of Goldman Sachs informed the Transactions Committee that, after discussion with senior business leaders of the potential strategic acquirers, all had declined to pursue an acquisition. The members of the Transactions Committee discussed with Goldman Sachs the various responses from the potential strategic acquirers and inquired about other strategic acquirers who potentially would have an interest in a potential acquisition of Rackspace. The members of the Transactions Committee, with input from the representatives of Goldman Sachs, concluded that it was unlikely that any strategic acquirers other than those already contacted would have an interest in then pursuing an acquisition of Rackspace. This conclusion was based on, among other things, (1) the current strategic priorities of other potential strategic acquirers; (2) the aggregate cost associated with an acquisition of Rackspace; and (3) the fact that in the period since the public disclosure in September 2014 of the conclusion of its evaluation of strategic alternatives, no strategic acquirer had expressed interest to Rackspace in engaging in a business combination transaction. The members of the Transactions Committee also considered the potential for information leaks and their related negative impacts on Rackspace and its business inherent in contacting other potential acquirers, as well as the current active interest from Apollo, Party B and Party C in pursuing a potential acquisition of Rackspace.

        Between June 15, 2016, and June 27, 2016, members of Rackspace management participated in a second set of management presentations with Apollo, Party B and Party C. Members of Rackspace management also participated in initial management presentations with certain financial sponsors interested in a potential acquisition of Rackspace who had not participated in the initial management presentations in early May 2016.

        In mid-June 2016, at the request of the Transactions Committee, Apollo, Party B and Party C were informed by Goldman Sachs that Rackspace was seeking revised preliminary indications of acquisition interest by July 1, 2016.

        On June 17, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Goldman Sachs discussed ongoing due diligence with Apollo, Party B and Party C. The members of the Transactions Committee discussed the continued interest by Apollo

(and others) in receiving permission from Rackspace to begin discussions with debt financing sources. The members of the Transactions Committee discussed the potential for information leaks and their related negative impacts on Rackspace and its business inherent in allowing debt financing sources into discussions concerning a potential acquisition of Rackspace. The members of the Transactions Committee weighed this concern against their desire for potential acquirers to submit acquisition proposals that, to the greatest extent possible, reflected firm terms with limited conditionality. The members of the Transactions Committee determined to reengage with Morgan Stanley (which, due to its engagement in the 2014 strategic alternative evaluation process, was still potentially entitled to a "tail" fee in connection with a strategic transaction involving Rackspace, but who was not then aware of the 2016 strategic alternative evaluation process). Morgan Stanley's role was to make itself available to potential acquirers to discuss financing options. Morgan Stanley did not advise the Transactions Committee or the Rackspace Board. Morgan Stanley also did not share with the Transactions Committee or the Rackspace Board any of its discussions with potential acquirers.

        On June 24, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Goldman Sachs discussed (1) recent market volatility; and (2) ongoing due diligence with Apollo, Party B and Party C. The members of the Transactions Committee provided guidance to Wilson Sonsini on the terms of a draft merger agreement.

        Also on June 24, 2016, Rackspace entered into a letter agreement with Morgan Stanley for the purpose described above.

        On June 27, 2016, a draft merger agreement was distributed to Apollo, Party B and Party C.

        On July 1, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Goldman Sachs discussed ongoing due diligence with Apollo, Party B and Party C.

        Also on July 1, 2016, Apollo submitted a revised preliminary, non-binding indication of interest for an acquisition of Rackspace at $30 to $33 per share, which included initial comments to the draft merger agreement. Party B declined to submit a revised preliminary, non-binding indication of interest, but stated that it continued to be interested in exploring an acquisition of Rackspace at the same range of $29 to $32 per share. Party B noted that such range was contingent on additional due diligence, including engagement of third-party consultants. Party C submitted a revised preliminary, non-binding indication of interest for an acquisition of Rackspace at $24 per share.

        On July 5, 2016, the Rackspace Board met, with members of Rackspace management and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Wilson Sonsini discussed with the members of the Rackspace Board their fiduciary duties. The representatives of Goldman Sachs discussed the revised preliminary, non-binding indications of interest from Apollo and Party C, as well as Party B's decision not to submit a revised preliminary, non-binding indication of interest at that time. The representatives of Goldman Sachs discussed certain financial aspects of the proposals made by Apollo and Party C. The representatives of Goldman Sachs discussed the nature of the additional due diligence that Party B wished to conduct. The Rackspace Board determined to (1) proceed with negotiating a definitive merger agreement with Apollo; (2) continue to engage with Party B in an effort to secure a revised preliminary, non-binding indication of interest from Party B; and (3) inform Party C that its proposal did not represent adequate value. The Rackspace Board instructed Goldman Sachs to rigorously enforce the message to Apollo, Party B and Party C that there was a clear path for any of them to acquire Rackspace so long as they proposed a transaction that was attractive to the Rackspace Board.

        On July 6, 2016, representatives of Wilson Sonsini spoke with representatives of Paul, Weiss, Rifkind, Wharton & Garrison LLP (which we refer to as "Paul Weiss"), legal counsel to Apollo, to discuss the initial comments to the merger agreement.

        On July 8, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Goldman Sachs provided an update on the status of discussions with Apollo, Party B and Party C.

        On July 15, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Wilson Sonsini discussed with the members of the Transactions Committee their fiduciary duties. The representatives of Goldman Sachs provided an update on the status of discussions with Apollo and Party B.

        Also on July 15, 2016, Paul Weiss on behalf of Apollo, provided comprehensive comments to the merger agreement to Wilson Sonsini.

        From July 15, 2016, until August 25, 2016, representatives of Wilson Sonsini, on behalf of Rackspace and at the direction and under the oversight of the Transactions Committee, and representatives of Paul Weiss on behalf of Apollo, negotiated the terms of the merger agreement. The key items of negotiation were (1) the length of the debt marketing period during which Apollo could secure the debt financing necessary to complete the acquisition of Rackspace; (2) the terms of the nonsolicitation provisions, including the "match right" periods; (3) the amount of the termination fee payable by each of, and the circumstances under which such fees would be payable by, Rackspace and Apollo in connection with a termination of the merger agreement; (4) remedies in connection with the non-consummation of the transaction; and (5) the treatment of equity awards held by Rackspace employees. During this period, Mr. Weston and representatives of Apollo negotiated the terms of the voting agreement.

        On July 21, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Goldman Sachs informed the members of the Transactions Committee that (1) Apollo was proposing to acquire Rackspace for $31.75 per share, which amount was inside its indicated range of $30 to $33 per share; and (2) Party B had orally reaffirmed its indicative price range of $29 to $32 per share to acquire Rackspace but needed at least an additional five weeks to complete its due diligence. The members of the Transactions Committee considered the status of the process to explore a possible acquisition of Rackspace. They also weighed the benefits and risks of seeking a price increase from Apollo, particularly as it related to the possibility that Apollo would not increase its offer, would terminate acquisition discussions or both. At the direction of the Transactions Committee, Goldman Sachs made a counterproposal of $32.75 per share to Apollo.

        On July 26, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. With the representatives of Wilson Sonsini, the members of the Transactions Committee discussed the status of negotiations of the merger agreement with Apollo. The Transactions Committee provided input on the terms of the merger agreement and instructed Wilson Sonsini to work to finalize negotiations of the merger agreement. The Transactions Committee also instructed Goldman Sachs to obtain Apollo's "best and final" price for a potential acquisition of Rackspace.

        On July 29, 2016, Apollo increased its proposal to acquire Rackspace to $32.00 per share.

        Later on July 29, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. After describing the terms of Apollo's $32.00 per share acquisition proposal, the representatives of Goldman Sachs stated that they did not believe that Apollo would further increase its proposal. The representatives of Goldman Sachs also described the terms of the voting agreement that Apollo would require from Mr. Weston. The representatives of Wilson Sonsini discussed the major open points in the merger agreement. The Transactions Committee instructed Wilson Sonsini and Goldman Sachs to continue to negotiate the terms of a potential acquisition of Rackspace by Apollo.

        In August 2016, Rackspace engaged Latham & Watkins LLP (which we refer to as "Latham") to provide additional guidance and perspective with respect to the negotiation of a transaction.

        In early August 2016, Apollo informed Goldman Sachs, on behalf of Rackspace, that Apollo was continuing to work toward an acquisition of Rackspace but that it would need additional time to finalize its financing for the transaction.

        On August 1, 2016, Goldman Sachs provided the Rackspace Board with a letter detailing certain relationships between Goldman Sachs, on the one hand, and Apollo and its affiliates, on the other hand. For more information on these relationships, see the section of this proxy statement captioned "—Fairness Opinion of Goldman Sachs."

        On August 4, 2016, various news reports speculated that Rackspace was the subject of a potential acquisition transaction. Following these reports, no parties other than Apollo, Party B and Party C contacted Rackspace to initiate discussions regarding a potential acquisition.

        On August 5, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The members of the Transactions Committee discussed (1) the news reports speculating that Rackspace was the subject of a potential acquisition transaction; and (2) Apollo's need for additional time to finalize its financing. The representatives of Goldman Sachs stated that, following the news reports on August 4, 2016, both Party B and Party C contacted Goldman Sachs about the status of a potential acquisition of Rackspace and their ability to continue to participate in the sale process. Goldman Sachs informed both Party B and Party C that an opportunity remained to acquire Rackspace.

        On August 9, 2016, Apollo sent Goldman Sachs a letter reiterating its continued interest in acquiring Rackspace and informing Goldman Sachs, on behalf of Rackspace, that Apollo was still working to solidify its financing. Apollo estimated that it could conclude that process in approximately three weeks (or potentially sooner).

        Later on August 9, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. Representatives of Goldman Sachs provided the members of the Transactions Committee with an update, including that (1) Apollo was continuing to work to finalize its financing; (2) Party B remained interested in a potential acquisition of Rackspace but required additional due diligence; and (3) Party C remained interested in a potential acquisition of Rackspace but understood that its proposed price was not presently attractive to the Rackspace Board.

        On August 12, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini and Goldman Sachs in attendance. The representatives of Goldman Sachs provided an update on the status of discussions with Apollo, Party B and Party C.

        Between August 15, 2016, and August 18, 2016, members of Rackspace management met with representatives of Party B and Party C to update them on the status of Rackspace's business.

        On August 18, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini, Latham and Goldman Sachs in attendance. The representatives of Goldman Sachs provided an update on the status of discussions with Apollo, Party B and Party C.

        On August 22, 2016, representatives of Goldman Sachs spoke with representatives of Party C. During this discussion, the representatives of Party C stated that Party C could potentially consider an acquisition of Rackspace for $26.00 per share.

        Later on August 22, 2016, Apollo informed Rackspace that Apollo was in the process of finalizing its financing and that Searchlight Capital Partners, L.P. and others would be making equity investments in the acquired company, but that Apollo would remain committed to make the full amount of equity investment required to consummate the contemplated transaction. Apollo stated that it was ready to resume negotiation of the merger agreement. Apollo did not propose any modification to its acquisition proposal of $32.00 per share. Following this, representatives of Wilson Sonsini and Paul Weiss negotiated the final terms of the merger agreement.

        On August 24, 2016, the Transactions Committee met, with other members of the Rackspace Board, members of Rackspace management, and representatives of Wilson Sonsini, Latham and Goldman Sachs in attendance. The representatives of Wilson Sonsini discussed with the members of the Transactions Committee their fiduciary duties. The representatives of Goldman Sachs discussed certain financial aspects of the $32.00 per share proposal made by Apollo. The members of the Transactions Committee discussed the status of Party B's and Party C's consideration of a potential acquisition of Rackspace. With respect to Party B, the members of the Transactions Committee noted that (1) Apollo's acquisition proposal of $32.00 per share was at the top end of the range of $29 to $32 per share previously proposed by Party B; (2) Party B had not provided a revised preliminary, non-binding indication of interest; (3) Party B required additional due diligence; and (4) Party B had not negotiated any of the terms of a definitive merger agreement. With respect to Party C, the members of the Transactions Committee noted that Party C's acquisition proposal of $26 per share was $6 lower than the price proposed by Apollo. The members of the Transactions Committee concluded to recommend to the Rackspace Board that it accept the acquisition proposal from Apollo.

        On August 25, 2016, the Rackspace Board met, with members of Rackspace management and representatives of Wilson Sonsini, Latham and Goldman Sachs in attendance. The representatives of Wilson Sonsini discussed with the members of the Transactions Committee their fiduciary duties. The representatives of Goldman Sachs discussed Goldman Sachs' financial analysis of Apollo's proposal. The representatives of Wilson Sonsini reviewed the terms of the merger agreement. Rackspace management and Goldman Sachs informed the Rackspace Board that Apollo was in the process of finalizing its financing and this process was expected to be completed within a few hours. The Transactions Committee provided its recommendation to the Rackspace Board that the Rackspace Board accept the acquisition proposal from Apollo. The Rackspace Board agreed to reconvene later in the evening.

        Later on August 25, 2016, the Rackspace Board met, with members of Rackspace management and representatives of Wilson Sonsini, Latham and Goldman Sachs in attendance. The representatives of Wilson Sonsini discussed with the members of the Transactions Committee their fiduciary duties. The representatives of Goldman Sachs discussed certain financial aspects of the $32.00 per share acquisition proposal made by Apollo. Following this presentation, the representatives of Goldman Sachs rendered Goldman Sachs' opinion to the Rackspace Board, subsequently confirmed in writing, that, as of August 25, 2016, and based upon and subject to the factors and assumptions set forth in Goldman Sachs' opinion, the $32.00 in cash per share of common stock to be paid to the holders (other than

Parent and its affiliates) of common stock pursuant to the merger agreement was fair from a financial point of view to such holders of common stock. For more information, see the section of this proxy statement captioned "—Fairness Opinion of Goldman Sachs." The members of the Rackspace Board discussed potential reasons for and against entering into the merger. After this discussion, the Rackspace Board, after considering the factors more fully described in the enclosed proxy statement, unanimously (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Rackspace and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Rackspace Board authorized Rackspace management to sign the merger agreement prior to the opening of trading of the common stock on the NYSE on August 26, 2016.

        On August 26, 2016, prior to the opening of trading of the common stock on the NYSE, Rackspace, Parent and Merger Sub signed the merger agreement, and Mr. Weston and Parent and Merger Sub signed the voting agreement. Rackspace then issued a press release announcing the entry into the merger agreement.

Recommendation of the Rackspace Board and Reasons for the Merger

  Recommendation of the Rackspace Board

        The Rackspace Board has unanimously (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Rackspace and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

        The Rackspace Board unanimously recommends that you vote (1) "FOR" the adoption of the merger agreement; (2) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; (3) "FOR" the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger; and (4) "FOR" the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors.

  Reasons for the Merger

        In evaluating the merger agreement, the merger and the other transactions contemplated by the merger agreement, the Rackspace Board consulted with Rackspace management, its financial advisors and its outside legal counsel. In recommending that Rackspace stockholders vote for the adoption of the merger agreement, the Rackspace Board considered a number of factors, including the following (which factors are not necessarily presented in order of relative importance):

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  Rackspace's business operations, business strategy, competitive position and management execution performance.

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  Rackspace's historical and projected financial performance, results and condition, including the risks associated with achieving the Forecasts (as defined in the section of this proxy statement captioned "—Financial Forecasts").

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  The all-cash merger consideration, which will provide certainty of value to Rackspace stockholders, while eliminating the effect of long-term business and execution risk.

  •
  The oral opinion delivered by Goldman Sachs to the Rackspace Board on August 25, 2016, and subsequently confirmed in writing, that as of August 25, 2016, and based upon and subject to the various assumptions, considerations, limitations and other matters set forth therein, the $32.00 per share merger consideration to be received by Rackspace stockholders (other than Parent and its affiliates) pursuant to the merger agreement, in their capacity as holders of common stock, was fair, from a financial point of view, to such holders (as described in the section of this proxy statement captioned "—Fairness Opinion of Goldman Sachs").

  •
  The relationship of the $32.00 per share merger consideration to the trading price of the common stock, including that the $32.00 per share merger consideration constituted a premium of approximately 38% to the closing price of the common stock on August 3, 2016, the last trading day prior to news reports speculating that Rackspace was the subject of a potential acquisition transaction.

  •
  The reports of the Transactions Committee received by the Rackspace Board regarding the process conducted by the Transactions Committee.

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  The Transactions Committee's unanimous recommendation of the merger to the Rackspace Board.

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  The Rackspace Board's belief that $32.00 per share in cash and the terms of the merger agreement and the related agreements offer the best value reasonably attainable for Rackspace stockholders and offer full and fair value for Rackspace. As part of this, the Rackspace Board considered, among other matters, that:

  •
  Only Apollo submitted to Rackspace fully negotiated equity commitment letters and debt commitments and required no additional time for due diligence, negotiation with financing sources or negotiation and finalization of definitive documentation.

  •
  Party B's last proposal indicated a range of $29 to $32 per share and required additional time for Party B to conduct due diligence and to finalize its financing arrangements and definitive documentation.

  •
  Party C's last proposal was for $26.00 per share.

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  After the news reports on August 4, 2016, speculating that Rackspace was the subject of a potential acquisition transaction, no parties other than Apollo, Party B and Party C contacted Rackspace to initiate discussions regarding a potential acquisition.

  •
  Prolonging the sale process could have resulted in the loss of a favorable opportunity to successfully consummate a transaction on favorable terms.

  •
  The benefits and risks associated with alternative strategies for certain products or services currently under evaluation, the timing and outcome of which are presently uncertain.

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  The Rackspace Board's view that the merger agreement was the product of arm's-length negotiation and contained customary terms and conditions.

  •
  The terms of the merger agreement, including:

  •
  Rackspace's ability, under certain circumstances, to furnish information to, and conduct negotiations with, third parties regarding unsolicited acquisition proposals.

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  The Rackspace Board's view that the terms of the merger agreement would be unlikely to deter third parties from making a superior proposal, including the merger agreement's terms and conditions as they relate to the ability of the Rackspace Board to make recommendation changes. For more information, see the sections of this proxy statement captioned "The Merger Agreement—No Solicitation of Other Offers" and "The Merger Agreement—The Rackspace Board's Recommendation; Company Board Recommendation Change."

    •
    Rackspace's ability to terminate the merger agreement in order to accept an unsolicited superior proposal, subject to paying Parent a termination fee of $112 million and compliance with certain other terms of the merger agreement.

    •
    The Rackspace Board's belief that the termination fee of $112 million, which is approximately 2.6% of Rackspace's implied equity value in the merger, is reasonable, consistent with or below fees in comparable transactions, and not preclusive of other offers.

    •
    Rackspace's entitlement to a termination fee from Parent and Merger Sub of $253 million, which is approximately 5.9% of Rackspace's implied equity value in the merger, if the merger is not consummated in certain circumstances.

    •
    Rackspace's entitlement to specific performance to prevent breaches of the merger agreement.

    •
    Parent's commitment in the merger agreement to use reasonable best efforts to arrange its financing.

    •
    That the consummation of the merger is not subject to any financing condition.

  •
  The terms of the other principal agreements entered into in connection with the merger, including:

  •
  The terms of the equity commitments letter and that Rackspace is a named third party beneficiary in the equity commitment letter.

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  Rackspace's ability, subject to certain conditions, to seek specific performance of the Apollo Funds' obligation to make the equity contributions pursuant to the equity commitment letter.

  •
  The limited guarantee in favor of Rackspace guarantees the payment of certain liabilities and obligations of Parent and Merger Sub under the merger agreement, including the $253 million termination fee potentially payable by Parent and Merger Sub.

  •
  Potential acquirers of Rackspace and various considerations associated with each such acquirer.

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  Rackspace's competitive positioning and prospects as a standalone company, including the perceived risk of continuing as a standalone public company. In that regard, the following were considered:

  •
  The intensely competitive nature of the market for dedicated hosting, cloud computing and managed services.

  •
  The increased competition in the cloud computing market experienced by Rackspace from significantly larger and better capitalized competitors that, among other things, use pricing policies, research and development resources, and other advantages of scale, and produce a vast number of differentiated products, to win business.

  •
  The rapidly changing technology in the cloud computing industry and evolving industry standards, both of which could challenge the relevance and attractiveness of Rackspace's existing services or technologies.

  •
  That although Rackspace is engaged in the process of evaluating its various products and services, and is engaged in considering related discussions regarding potential acquisitions, divestitures, partnerships and other commercial relationships with cloud providers and other third parties, the outcome and timing of those evaluations and discussions are uncertain. Pursuing any alternatives under evaluation or discussion could result in substantial disruption to Rackspace's relationships with, among others, its customers and employees, as well as significant and sustained financial disruption or volatility to Rackspace.

  •
  The Rackspace Board's fiduciary duties to Rackspace stockholders under Delaware law.

        The Rackspace Board also considered a number of uncertainties and risks concerning the merger, including the following (which factors are not necessarily presented in order of relative importance):

  •
  The potential impact of the announcement and pendency of the merger, or the failure to complete the merger, all of which may cause substantial harm to Rackspace's relationships with its employees (including making it more difficult to attract and retain key personnel and the possible loss of key management, technical, sales and other personnel), vendors and customers, and may divert employees' attention away from Rackspace's day-to-day business operations.

  •
  That Rackspace stockholders will not participate in any future earnings or growth of Rackspace and will not benefit from any appreciation in value of Rackspace, including any appreciation in value that could be realized as a result of the acquisition of Rackspace by the Apollo Funds.

  •
  The requirement that Rackspace pay Parent a termination fee of $112 million under certain circumstances following termination of the merger agreement, including if the Rackspace Board terminates the merger agreement to accept an unsolicited superior proposal.

  •
  The restrictions on the conduct of Rackspace's business prior to the consummation of the merger, including the requirement that Rackspace conduct its business in the ordinary course, subject to specific limitations, which may delay or prevent Rackspace from undertaking business opportunities that may arise before the completion of the merger and that, absent the merger agreement, Rackspace might have pursued.

  •
  That an all-cash transaction would be taxable to Rackspace stockholders that are U.S. persons for U.S. federal income tax purposes.

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  That under the terms of the merger agreement, Rackspace is unable to solicit other acquisition proposals during the pendency of the merger.

  •
  The significant costs involved in connection with entering into the merger agreement and completing the merger, and the substantial time and effort of Rackspace management required to complete the merger, which may disrupt Rackspace's business operations.

  •
  That the completion of the merger will require antitrust clearance in the United States and regulatory approval from the European Union and Israel.

  •
  That the termination fee payable by Parent and Merger Sub will not be available in all instances in which the merger agreement is terminated.

  •
  The other potential alternatives strategies available to Rackspace, some of which could result in a more successful and valuable company. In that regard, the following were considered:

  •
  The increasingly less competitive market for dedicated hosting as telecommunication companies exit their dedicated hosting, private cloud and managed services businesses.

  •
  That Rackspace could develop new products and services that would allow it to better compete with larger competitors in the cloud computing market.

  •
  The potential that Rackspace's ongoing process of evaluating its various products and services, and its consideration of related discussions regarding potential acquisitions, divestitures, partnerships and other commercial relationships with cloud providers and other third parties, could result in decisions to alter Rackspace's strategy. Such decisions could result in a company that is more focused, has a lower cost structure and is ultimately better positioned for competitive success. Although any of the alternatives under consideration could result in an increase in the value of the common stock over time, Rackspace determined that the outcome and timing of such evaluations and discussions are uncertain.

  •
  That Rackspace's directors and officers may have interests in the merger that may be different from, or in addition to, those of other Rackspace stockholders (as described in the section of this proxy statement captioned "—Interests of Rackspace's Directors and Executive Officers in the Merger").

        This discussion is not meant to be exhaustive, but summarizes the material factors considered by the Rackspace Board in its consideration of the merger. After considering these and other factors, the Rackspace Board concluded that the potential benefits of the merger outweighed the uncertainties and risks. In view of the variety of factors considered by the Rackspace Board and the complexity of these factors, the Rackspace Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the foregoing factors in reaching its determination and recommendations. Moreover, each member of the Rackspace Board applied his or her own personal business judgment to the process and may have assigned different weights to different factors. The Rackspace Board unanimously adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement and recommended that Rackspace stockholders adopt the merger agreement based upon the totality of the information presented to and considered by the Rackspace Board.

Fairness Opinion of Goldman Sachs

        Goldman Sachs rendered its opinion to the Rackspace Board that, as of August 26, 2016, and based upon and subject to the factors and assumptions set forth therein, the $32.00 in cash per share of common stock to be paid to the holders (other than Parent and its affiliates) of common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

        The full text of the written opinion of Goldman Sachs, dated August 26, 2016, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided its opinion for the information and assistance of the Rackspace Board in connection with its consideration of the merger. The Goldman Sachs opinion is not a recommendation as to how any holder of common stock should vote with respect to the proposal to adopt the merger agreement or any other matter.

        In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

  •
  the merger agreement;

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  annual reports to stockholders and Annual Reports on Form 10-K of Rackspace for the five fiscal years ended December 31, 2015;

  •
  certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Rackspace;

  •
  certain other communications from Rackspace to its stockholders;

  •
  certain publicly available research analyst reports for Rackspace; and

  •
  the Forecasts, prepared by Rackspace management, as approved for Goldman Sachs' use by Rackspace.

        Goldman Sachs also (1) held discussions with members of the senior management of Rackspace regarding their assessment of the past and current business operations, financial condition and future prospects of Rackspace; (2) reviewed the reported price and trading activity for shares of common stock; (3) compared certain financial and stock market information for Rackspace with similar information for certain other companies the securities of which are publicly traded; (4) reviewed the financial terms of certain recent business combinations in the data center industry, technology infrastructure industry and other industries; and (5) performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

        For purposes of rendering its opinion, Goldman Sachs, with Rackspace's consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with Rackspace's consent that the Forecasts were reasonably prepared on a basis reflecting the best currently available estimates and judgments of Rackspace management. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Rackspace or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on the expected benefits of the merger in any way meaningful to its analysis. Goldman Sachs has also assumed that the merger will be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

        Goldman Sachs' opinion does not address the underlying business decision of Rackspace to engage in the merger or the relative merits of the merger as compared to any strategic alternatives that may be available to Rackspace; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs' opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of common stock, as of the date of the opinion, of the $32.00 in cash per share to be paid to such holders pursuant to the merger agreement. Goldman Sachs' opinion does not express any view on, and does not address, any other term or aspect of the merger agreement or the merger or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the merger, including the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of Rackspace; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Rackspace, or class of such persons in connection with the merger, whether relative to the $32.00 in cash per share to be paid to the holders (other than Parent and its affiliates) of common stock pursuant to the merger agreement or otherwise. Goldman Sachs does not express any opinion as to the impact of the merger on the solvency or viability of Rackspace, Parent or Merger Sub or the ability of Rackspace, Parent or Merger Sub to pay their respective obligations when they come due. Goldman Sachs' opinion was necessarily based on economic, monetary market and other conditions, as in effect on, and the information made available to it as of the date of the opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs' opinion was approved by a fairness committee of Goldman Sachs.

        The following is a summary of the material financial analyses delivered by Goldman Sachs to the Rackspace Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs' financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 25, 2016, the last trading day before the meeting of the Rackspace Board that approved the merger, and is not necessarily indicative of current market conditions.

  Historical Stock Trading Analysis

        Goldman Sachs reviewed historical trading prices and volumes for shares of common stock. In addition, Goldman Sachs analyzed the consideration to be paid to holders of shares of common stock pursuant to the merger agreement in relation to (1) the closing price per share of common stock on August 25, 2016, the last trading day before the meeting of the Rackspace Board that approved the merger; (2) the closing price per share of common stock on August 3, 2016, the last trading day prior to news reports speculating that Rackspace was the subject of a potential acquisition transaction; (3) the volume weighted average price per share of common stock (which we refer to as "VWAP") for the preceding five-day, twenty-day and thirty-day periods ended August 3, 2016; and (4) the high and low trading prices per share of common stock over the one-year period ended August 3, 2016. This analysis indicated that the price per share of common stock to be paid to Rackspace stockholders pursuant to the merger agreement represented:

  •
  a premium of 6.0% based on the closing price per share of common stock of $30.19 on August 25, 2016;

  •
  a premium of 38.2% based on the closing price per share of common stock of $23.16 on August 3, 2016;

  •
  a premium of 38.1% based on five-day VWAP of $23.17;

  •
  a premium of 39.6% based on the twenty-day VWAP of $22.93;

  •
  a premium of 44.5% based on the thirty-day VWAP of $22.14;

  •
  a discount of 6.0% based on $34.03, the highest trading price per share of common stock over the one-year period ended August 3, 2016; and

  •
  a premium of 90.9% based on $16.76, the lowest trading price per share of common stock over the one-year period ended August 3, 2016.

  Illustrative Present Value of Future Share Price Analysis

        Goldman Sachs performed illustrative analyses of the implied present value of the future price per share, which were designed to provide an indication of the present value of a theoretical future value of a company's equity as a function of (1) the company's estimated forward free cash flow yield (which we refer to as "Forward FCF Yield") and an assumed price to forward FCF Yield per share multiple and (2) Rackspace's Enterprise Value (which is defined as the equity value, calculated using the number of fully diluted shares of common stock, as provided by Rackspace management, plus total debt, less total cash and cash equivalents) (which we refer to as "EV") as a one year forward multiple of Adjusted EBITDA (as defined in the section of this proxy statement captioned "—Financial Forecasts"), and which multiple we refer to as "Forward EV/EBITDA"). For these analyses, Goldman Sachs used the Forecasts for each of the fiscal years 2016 to 2019 and the number of fully diluted shares as provided to Goldman Sachs by Rackspace management. Goldman Sachs first calculated illustrative implied future equity values per share of common stock at year-end for each of the years 2016 to 2019 using the FCF Yield per share set forth in the Forecasts for those years by calculating a Forward FCF Yield range using a Forward FCF yield range of 5.5% to 8.5%. Goldman Sachs then discounted the implied year-end 2016 to 2019 equity values back to August 3, 2016, using an illustrative discount rate of 11.79%, reflecting an estimate of Rackspace's cost of equity. In addition, Goldman Sachs calculated illustrative implied future equity values per share of common stock at year-end for each of the years 2016 through 2019 using the next-twelve month Adjusted EBITDA set forth in the Forecasts for those years by applying Forward EV/EBITDA multiples ranging from 3.8x to 5.5x to the applicable next-twelve month Adjusted EBITDA Forecasts. Goldman Sachs then discounted the implied year-end 2016 to 2019 equity values back to August 3, 2016, using an illustrative discount rate of 11.79%, reflecting an estimate of Rackspace's cost of equity.

        This analysis indicated the following illustrative ranges of implied present values per share of common stock:

Illustrative Range of Per Share Present Values
Forward Adjusted FCF Yield Method	$20.62 - $35.56
Forward EBITDA Multiple Method	$22.16 - 33.64

        Goldman Sachs then compared the merger consideration of $32.00 per share to the illustrative ranges of implied present values per share of common stock derived from such analyses as of year-end 2018, which were:

Illustrative Range of Per Share Present Values
Forward Adjusted FCF Yield Method	$22.26 - $34.41
Forward EBITDA Multiple Method	$23.58 - $33.37

  Illustrative Discounted Cash Flow Analysis

        Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on Rackspace. Using discount rates ranging from 9.5% to 11.00%, reflecting estimates of Rackspace's weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2016, (1) estimates of unlevered free cash flow for Rackspace for the years 2016 through 2020 as reflected in the Forecasts; and (2) a range of the terminal values for Rackspace, which were calculated by applying perpetuity growth rates ranging from 1.00% to 3.00% to a terminal year estimate of the free cash flow to be generated by Rackspace, as reflected in the Forecasts. Goldman Sachs derived ranges of illustrative enterprise values for Rackspace by adding the ranges of present values it derived above. Goldman Sachs then subtracted the amount by which Rackspace's indebtedness exceeded its cash as of June 30, 2016, as provided by Rackspace management, from the range of illustrative enterprise values it derived for Rackspace to derive a range of illustrative equity values for Rackspace. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Rackspace, as provided by Rackspace management, to derive a range of illustrative present values per share of common stock ranging from $23.67 to $35.37.

  Selected Historical Premia Analysis

        Goldman Sachs reviewed and analyzed, using publicly available data, those acquisition premia based on the trading price on August 3, 2016, the last trading day prior to news reports speculating that Rackspace was the subject of a potential acquisition transaction for all-cash acquisition transactions globally with disclosed Enterprise Values between $2 billion and $5 billion for each year from 2006 to 2016 through August 3, 2016. The results of this analysis showed average annual acquisition premia ranging from a low of 11.8% (for the year 2013) to a high of 51.1% (for the year 2009) with an overall annual median of 23%.

        As a result of the review by Goldman Sachs of the implied premia for the selected transactions, Goldman Sachs applied the illustrative premia ranging from 12.0% to 51% to the closing price per share of common stock on August 3, 2016, the last trading day prior to news reports speculating that Rackspace was the subject of a potential acquisition transaction, and derived an illustrative range of implied values per share of common stock ranging from $25.89 to $35.00.

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Rackspace or the transaction.

        Goldman Sachs prepared these analyses for purposes of providing its opinion to the Rackspace Board as to the fairness from a financial point of view of the $32.00 in cash per share to be paid to the holders (other than Parent and its affiliates) of common stock pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Rackspace, Parent, Apollo Management, Goldman Sachs, any of their affiliates or any other person assumes responsibility if future results are materially different from those forecast.

        The merger consideration was determined through arm's-length negotiations between Rackspace and Apollo, and was approved by the Rackspace Board. Goldman Sachs provided advice to Rackspace during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to Rackspace or the Rackspace Board or that any specific amount of consideration constituted the only appropriate consideration for the merger.

        As described above, Goldman Sachs' opinion to the Rackspace Board was one of many factors taken into consideration by the Rackspace Board in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.

        Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Rackspace, Parent or any of their respective affiliates and third parties, including Apollo Management, an affiliate of Parent and any of its affiliates and portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the merger agreement. Goldman Sachs acted as financial advisor to Rackspace in connection with, and participated in certain of the negotiations leading to, the transaction. Goldman Sachs expects to receive fees for its services in connection with the transaction, the principal portion of which is contingent upon consummation of the transaction, and Rackspace has agreed to reimburse certain of its expenses arising, and indemnify Goldman Sachs against certain liabilities that may arise, out of its engagement. Goldman Sachs has provided certain financial advisory and/or underwriting services to Rackspace and/or its affiliates from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as book runner with respect to the issuance of its 6.500% senior notes due 2024 (aggregate principal amount $500 million) in November 2015. Goldman Sachs also has provided certain financial advisory and/or underwriting services to AGM and/or its affiliates and portfolio companies from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Athlon Energy, a portfolio company of funds affiliated with AGM, in connection with its sale in November 2014; as co-manager with respect to the offering by Protection One, Inc. and ASG Security, portfolio companies of funds affiliated with AGM, of first and second lien term loan facilities (aggregate principal amount $1.355 billion) in May 2015; as financial advisor to AGM in connection with the sale of Great Wolf Resorts, a portfolio company of funds affiliated with AGM, in May 2015; as joint bookrunner with respect to the issuance by EP Energy LLC, a portfolio company of funds affiliated with AGM, of its 6.375% senior unsecured notes due 2023 (aggregate principal amount $800 million) in July 2015; as financial advisor to Gala Coral Group Limited, a portfolio company of funds affiliated with AGM, in connection with its pending merger announced in July 2015; and as joint bookrunner with respect to the issuance by Norwegian Cruise Line Holdings Limited, a portfolio company of funds affiliated with AGM, of its 4.625% senior unsecured notes due 2020 (aggregate principal amount $600 million) in November 2015. According to Goldman Sachs, during the two year period ended August 26, 2016, Goldman Sachs has received compensation for financial advisory and/or underwriting services provided by its Investment Banking Division directly to AGM and/or to its affiliates and portfolio companies (which may include companies that are not controlled by AGM) of approximately $38.6 million. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to Rackspace, Parent and their respective affiliates and AGM and its affiliates and portfolio companies, for which its Investment Banking Division may receive compensation. Affiliates of Goldman Sachs also may have co-invested with AGM and its affiliates from time to time and may have invested in limited partnership units of affiliates of AGM from time to time and may do so in the future.

        The Rackspace Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger and its prior experience working with Rackspace. Pursuant to a letter agreement dated August 3, 2015, Rackspace engaged Goldman Sachs to act as its financial advisor in connection with the merger. The engagement letter between Rackspace and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $25 million, the principal portion of which is contingent upon consummation of the merger. In addition, Rackspace has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys' fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Financial Forecasts

        Although Rackspace does not, as a matter of course, make public projections as to its future financial performance, Rackspace provided certain prospective financial information to Apollo, Party B and Party C. In addition, based on certain estimates and assumptions of Rackspace management, the Rackspace Board considered certain other estimates and assumptions regarding Rackspace. We refer to this prospective financial information for 2016 to 2020 as the "Forecasts." Rackspace also provided the Forecasts to Goldman Sachs.

        The Forecasts were not prepared with a view toward public disclosure or complying with accounting principles generally accepted in the United States (which refer to as "GAAP"). In addition, they were not prepared with a view toward complying with the guidelines established by the SEC, or by the American Institute of Certified Public Accountants with respect to prospective financial information. In the opinion of Rackspace management, the Forecasts (1) were prepared on a reasonable basis; (2) reflect the best currently available estimates and judgments; and (3) present, to the best of Rackspace management's knowledge, the expected course of action and the expected future financial performance of Rackspace. However, this information is not fact and should not be relied upon as being necessarily indicative of future results. Readers of this proxy statement are cautioned not to place undue reliance on the Forecasts. The Forecasts do not reflect the potential impact of each of the potential acquisitions, divestitures, partnerships and other commercial relationships with cloud providers and other third parties, that were under consideration and the outcome of which were uncertain at the time that the Rackspace Board voted to recommend the merger agreement. Discussions regarding certain of these transactions are expected to continue prior to and after the stockholder vote on the merger agreement.

        Neither Rackspace's independent registered public accounting firm nor any other independent accountants have (1) compiled, reviewed, audited, examined or performed any procedures with respect to the Forecasts; (2) expressed any opinion or any other form of assurance on such information or the achievability of such information; or (3) assumed any responsibility for the Forecasts. Rackspace's independent registered public accounting firm disclaims any association with the Forecasts.

        Readers of this proxy statement are cautioned not to place undue reliance on the specific portions of the Forecasts set forth below. The Forecasts are forward-looking statements. For information on factors that may cause Rackspace's future results to materially vary, see the section of this proxy statement captioned "Forward-Looking Statements." Although the Forecasts are presented with numerical specificity, they reflect numerous assumptions and estimates as to future events made by Rackspace management that Rackspace management believed were reasonable at the time that the Forecasts were prepared, taking into account the relevant information available to Rackspace management at the time. However, this information is not fact and should not be relied upon as being necessarily indicative of actual future results. Important factors that may affect actual results and cause the Forecasts not to be achieved include (1) general economic conditions; (2) the accuracy of certain accounting assumptions; (3) changes in actual or projected cash flows; (4) competitive pressures; and (5) changes in tax laws. In addition, the Forecasts do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the merger. As a result, there can be no assurance that the Forecasts will be realized, and actual results may be materially better or worse than those contained in the Forecasts. The inclusion of this information should not be regarded as an indication that the Rackspace Board, Rackspace or any other recipient of this information considered, or now considers, the Forecasts to be predictive of actual future results. The Forecasts are not included in this proxy statement in order to induce any Rackspace stockholder to vote in favor of any proposal to be considered at the special meeting. Rackspace does not intend to update or otherwise revise the Forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Forecasts are shown to be in error or no longer appropriate.

  Forecasts

	2016E	2017E	2018E	2019E	2020E
	(in millions)
Net revenue	$2,104	$2,234	$2,414	$2,620	$2,896
Adjusted EBITDA	$710	$743	$815	$870	$941
Unlevered free cash flow	$250	$181	$225	$254	$296

  Non-GAAP Financial Measures

        Adjusted EBITDA and unlevered free cash flow are non-GAAP financial measures. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Rackspace uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Rackspace believes that these non-GAAP financial measures, among other things, (1) provide useful information about operating results; (2) enhance the overall understanding of past financial performance and future prospects; and (3) allow for greater transparency with respect to key metrics used by Rackspace management in its financial and operational decision making. The non-GAAP financial measures included in the Forecasts are defined and reconciled to GAAP financial measures below.

        Adjusted EBITDA is defined as net income (1) plus: income taxes, total other (income) expense, depreciation and amortization, and non-cash charges for share-based compensation; and (2) less: gain on sale.

        EBITDA is defined as net income plus: income taxes, total other (income) expense, and depreciation and amortization.

        Rackspace included Adjusted EBITDA in the Forecasts because it is a key measure used by Rackspace management and the Rackspace Board to, among other things, (1) understand and evaluate Rackspace's core operating performance and trends; (2) prepare and approve Rackspace's annual budget; and (3) develop short- and long-term operational plans. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of Rackspace's core business. Accordingly, Rackspace believes that Adjusted EBITDA provides useful information in understanding and evaluating Rackspace's projections in the same manner as Rackspace management and the Rackspace Board.

        Unlevered cash flow is defined as EBITDA (1) minus: capital expenditures and taxes; and (2) plus change in net working capital and gain on sale.

        Unlevered cash flow provides another measure by which to evaluate Rackspace's core operating performance and trends.

        Rackspace's use of non-GAAP financial measures, including Adjusted EBITDA and unlevered free cash flow, has limitations as an analytical tool, and you should not consider any non-GAAP financial measure in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: (1) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and our non-GAAP financial measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; (2) our non-GAAP financial measures do not reflect gains or losses on divestitures; (3) our non-GAAP financial measures do not reflect changes in, or cash requirements for, Rackspace's working capital needs; (4) our non-GAAP financial measures do not consider the potentially dilutive impact of share-based compensation; and (5) our non-GAAP financial measures do not reflect tax payments that may represent a reduction in cash available to us. Other companies, including companies in Rackspace's industry, may calculate similarly titled non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.

        Because of these limitations, you should consider our non-GAAP financial measures alongside other financial performance measures, including various cash flow metrics, net income and our other GAAP results.

  Reconciliation of Non-GAAP Financial Measures

        The Forecasts include a forecast of Rackspace's net revenue, Adjusted EBITDA and unlevered free cash flow. The following tables present the reconciliation of Adjusted EBITDA and unlevered cash flow. Other than in connection with the preparation of this proxy statement, Rackspace did not provide Apollo with these reconciliations.

  Reconciliation of Adjusted EBITDA to Net Income

	2016E	2017E	2018E	2019E	2020E
	(in millions)
Net income	$179	$141	$190	$232	$279
Add back:
Income taxes	$93	$76	$103	$125	$150
Total other (income) expense	$44	$46	$46	$46	$46
Depreciation and amortization	$406	$394	$384	$369	$359
Gain on sale	$(92)	$—	$—	$—	$—
EBITDA	$630	$657	$723	$772	$834
Add back:
Share-based compensation	$80	$86	$92	$98	$107
Adjusted EBITDA	$710	$743	$815	$870	$941

  Reconciliation of Unlevered Free Cash Flow to Net Income

	2016E	2017E	2018E	2019E	2020E
	(in millions)
Net income	$179	$141	$190	$232	$279
Add back:
Income taxes	$93	$76	$103	$125	$150
Total other (income) expense	$44	$46	$46	$46	$46
Depreciation and amortization	$406	$394	$384	$369	$359
EBITDA	$630	$657	$723	$772	$834
Deduct:
Capital expenditures	$408	$380	$385	$384	$380
Change in net working capital	$(47)	$4	$(5)	$(8)	$(9)
Taxes(1)	$111	$92	$119	$141	$166
Gail on sale	$(92)	$—	$—	$—	$—
Unlevered free cash flow	$250	$181	$225	$254	$296

(1)
Taxes calculated by multiplying pre-tax income by the effective tax rate of 35%

Interests of Rackspace's Directors and Executive Officers in the Merger

        When considering the recommendation of the Rackspace Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, the interests of Rackspace stockholders generally, as more fully described below. The Rackspace Board was aware of and considered these interests to the extent that they existed at the time, among other matters, in approving the merger agreement and the merger and recommending that the merger agreement be adopted by Rackspace's stockholders.

  Insurance and Indemnification of Directors and Executive Officers

        For more information, see the section of this proxy statement captioned "The Merger Agreement—Indemnification and Insurance."

  Treatment of Equity-Based Awards

  Treatment of Company Options

        As of the record date, there were [•] outstanding company options held by our directors and executive officers, of which [•] have an exercise price below the per share merger consideration.

        At the effective time of the merger, each company option outstanding and unexercised as of immediately prior to the effective time of the merger, whether vested or unvested, will be cancelled and converted into a right to receive the option consideration less any applicable withholding taxes. If the per share exercise price of any company option, whether vested or unvested, is equal to or greater than the per share merger consideration, such company option will be cancelled as of the effective time of the merger without any cash payment and will have no further effect.

  Treatment of Company Stock-Based Awards

        As of the record date, there were [•] outstanding RSUs held by our directors and executive officers. Our directors and officers do not hold any other type of company stock-based award.

        At the effective time of the merger, each company stock-based award outstanding as of immediately prior to the effective time of the merger, to the extent vested (which generally includes unvested time-vesting company stock-based awards that are otherwise scheduled to vest by their terms on or before December 31, 2016, as discussed in the following paragraph) and, if applicable, unexercised, will be cancelled and converted into the company stock-based award consideration less any applicable withholding taxes.

        At the effective time, each unvested time-vesting company stock-based award will be cancelled and converted into a right to receive an amount in cash, without interest, equal to the company stock-based award consideration in respect of such unvested time-vesting company stock-based award, generally payable in semi-annual installments following the effective time of the merger depending on the original vesting schedule of the corresponding company stock-based award and the title (as of immediately prior to the effective time of the merger) of the holder of such award, as follows:

Senior Vice President and Above

Original Vest Date	Payment Date
January 1, 2017 - June 30, 2018	January 1, 2017
July 1, 2018 - December 31, 2018	July 1, 2017
January 1, 2019 - June 30, 2019	January 1, 2018
July 1, 2019 - December 31, 2019	July 1, 2018
January 1, 2020 - December 31, 2020	January 1, 2019

Vice President and Below

Original Vest Date	Payment Date
January 1, 2017 - June 30, 2017	January 1, 2017
July 1, 2017 - June 30, 2018	July 1, 2017
July 1, 2018 - December 31, 2018	January 1, 2018
January 1, 2019 - December 31, 2019	July 1, 2018
January 1, 2020 - December 31, 2020	January 1, 2019

        Unvested time-vesting company stock-based awards that are scheduled to vest by their terms on or before December 31, 2016, generally will fully vest as of immediately prior to the effective time of the merger and will be subject to the vested stock-based award treatment rather than the unvested stock-based award treatment.

        With respect to each performance company stock-based award that was granted (1) after August 22, 2013, the applicable performance metrics will be deemed to have been satisfied as to 100% of the target number of shares of common stock subject to such performance company stock-based award as of immediately prior to the effective time of the merger, regardless of when the performance period ends, with each such performance company stock-based award granted (a) prior to December 1, 2015, subject to the vested stock-based award treatment; and (b) on or after December 1, 2015, subject to the unvested stock-based award treatment; and (2) on August 22, 2013, such performance company stock-based award will be treated in accordance with its terms.

        The receipt of the company stock-based award consideration in respect of such unvested time-vesting company stock-based awards and unvested performance company stock-based awards, in each case, that are subject to the unvested stock-based award treatment is generally subject to the recipient's continued employment following the effective time of the merger, except that any then-unpaid portion of a recipient's company stock-based award consideration generally will become immediately payable if such recipient's termination of employment (whenever occurring) is either (1) without Cause (as defined in the 2007 LTIP); or (2) for Good Reason (as defined in either (a) the Severance Plan, if the recipient is a participant in the Severance Plan as of immediately prior to such employee's termination date or (b) an effective employment agreement between such employee and Rackspace, the surviving corporation or their affiliates in all other cases) (for the avoidance of doubt, clause (2) shall not apply to any employee who as of immediately prior to such employee's termination of employment is neither a participant in the Severance Plan nor is party to an effective employment agreement that contains a definition of "Good Reason"). However, before the effective time of the merger, Rackspace may provide different vesting terms for any employee that are no more favorable to such employee than the terms described above. Any payments of stock-based award consideration in respect of unvested time-vesting company stock-based awards and unvested performance company stock-based awards will be subject to any applicable withholding taxes.

        Parent will not assume, substitute or convert any company stock-based award that is outstanding and, if applicable, unexercised, as of immediately prior to the effective time of the merger and that is held by a non-employee member of the Rackspace Board. Each company stock-based award that is outstanding, and, if applicable, unexercised, as of immediately prior to the effective time and that is held by a non-employee member of the Rackspace Board will, subject to the approval of the Rackspace stockholders (excluding, for this purpose, any shares of common stock beneficially held by such non-employee members of the Rackspace Board) be fully vested as of immediately prior to the effective time and will be subject to the vested stock-based award treatment.

  Equity Interests of Rackspace's Executive Officers and Non-Employee Directors

        Based on information available to Rackspace as of the date of this proxy statement, the following table sets forth for each Rackspace executive officer and director, as of December 1, 2016, (1) the number of shares of common stock held; (2) the number of shares subject to outstanding company options with an exercise price less than $32.00 per share; (3) the number of shares subject to company stock-based awards that will vest upon the merger, assuming that Rackspace does not provide vesting terms for any executive officer that are different from those described in the section of this proxy statement captioned "The Merger—Treatment of Equity-Based Awards;" and (4) the number of shares subject to company stock-based awards that will vest in connection with a qualifying termination of employment following the effective time of the merger, assuming that Rackspace does not provide vesting terms for any executive officer that are different from those described in the section of this proxy statement captioned "The Merger—Treatment of Equity-Based Awards." The table sets forth the values of these shares and equity awards based on the per share merger consideration (minus the applicable exercise price for the company options).

Equity Interests of Rackspace's Executive Officers and Non-Employee Directors

Name	Number of Shares Held (#)	Value of Shares Held ($)(1)	Number of Shares Subject to In-the- Money Options (#)(2)	Value of In-the- Money Options ($)(3)	Number of Shares Subject to Company Stock- Based Awards Accelerating upon the Merger (#)(4)	Value of Shares Subject to Company Stock- Based Awards Accelerating upon the Merger ($)(5)	Number of Company Stock- Based Awards Accelerating upon a Qualifying Termination Following the Merger (#)(6)	Value of Company Stock- Based Awards Accelerating upon a Qualifying Termination Following the Merger ($)(7)	Total ($)
William Taylor Rhodes	110,156	3,524,992	1,407	18,769	160,283	5,129,056	439,873	14,075,936	22,748,753
Karl Pichler	76,376	2,444,032	7,239	93,626	15,898	508,736	127,223	4,071,136	7,117,530
Mark W. Roenigk	59,987	1,919,584	13,090	164,166	14,904	476,928	226,536	7,249,152	9,809,830
Scott Crenshaw	21,471	687,072	—	—	23,201	742,432	128,221	4,103,072	5,532,576
Joseph Saporito	17,920	573,440	—	—	—	—	15,321	490,272	1,063,712
Alex Pinchev	70,772	2,264,704	—	—	—	—	193,035	6,177,120	8,441,824
Tiffany Lathe	5,188	166,016	1,809	23,397	6,210	198,720	42,858	1,371,456	1,759,589
Fred Reichheld	43,774	1,400,768	—	—	10,568	338,176	—	—	1,738,944
Kevin Costello	7,343	234,976	—	—	10,568	338,176	—	—	573,152
John Harper	6,614	211,648	—	—	10,568	338,176	—	—	549,824
Graham Weston	18,926,169	605,637,408	—	—	10,568	338,176	—	—	605,975,584
Lewis J. Moorman	424,270	13,576,640	159,903	3,970,118	10,568	338,176	—	—	17,884,934
Ossa Fisher	11,911	381,152	—	—	10,568	338,176	—	—	719,328
Lila Tretikov	9,089	290,848	—	—	10,568	338,176	—	—	629,024

(1)
These amounts are the product obtained by multiplying the corresponding number of shares in the "Number of Shares Held" column by the per share merger consideration.

(2)
These numbers shown are the numbers of shares subject to company options with a per share exercise price less than the per share merger consideration held by the individual.

(3)
These amounts are the excess of (1) the corresponding number of shares in the "Number of Shares Subject to In-the-Money Options" column multiplied by the per share merger consideration over (2) the aggregate exercise price for such shares.

(4)
These numbers shown are the total of the numbers of shares subject to unvested time-vesting company stock-based awards for which the corresponding company stock-based award consideration will be payable on or shortly following the closing of the merger and the numbers of shares subject to performance company stock-based awards that were granted after August 22, 2013, but prior to December 1, 2015. For non-employee directors (Messrs. Reichheld, Costello, Harper, Weston and Moorman and Ms. Fisher and Ms. Tretikov), the vesting acceleration and cash out of these shares is subject to stockholder approval. For more information, see the section of this proxy statement captioned "Proposal 4: Acceleration of Vesting of Certain Equity Awards Held by Rackspace's Non-Employee Directors." If this proposal is not approved by the Rackspace stockholders, then the number of shares in this column for each non-employee director will be zero.

(5)
These amounts are the product of the corresponding number of shares in the "Number of Shares Subject to Company Stock-Based Awards Accelerating upon the Merger" column multiplied by the per share merger consideration. If the proposal described in the section of this proxy statement captioned "Proposal 4: Acceleration of Vesting of Certain Equity Awards Held by Rackspace's Non-Employee Directors" is not approved by the Rackspace stockholders, then the amount in this column for each non-employee director will be zero.

(6)
These numbers shown are the total of the numbers of shares subject to unvested time-vesting company stock-based awards (excluding the shares included in the corresponding number of shares in the "Number of Shares Subject to Company Stock-Based Awards Accelerating upon the Merger" column, as discussed in footnote 4 above) and the numbers of shares subject to performance company stock-based awards that were granted on or after December 1, 2015.

(7)
These amounts are the product of the corresponding number of shares in the "Number of Shares Subject to Company Stock-Based Awards Accelerating upon a Qualifying Termination Following the Merger" column multiplied by the per share merger consideration.

  Payments Upon Termination Following Change of Control

  Employment Agreement with William Taylor Rhodes

        On September 16, 2014, Mr. Rhodes and Rackspace entered into an employment agreement, which provides that if, within the period beginning three months prior to and ending twelve months following a Change in Control (as defined in the 2007 LTIP) (we refer to this period as the "Rhodes

Change in Control Period"), Mr. Rhodes resigns for Good Reason (as defined in Mr. Rhodes's employment agreement) or Rackspace (or any parent or subsidiary or successor of Rackspace terminates Mr. Rhodes's employment other than for Cause (as defined in Mr. Rhodes's employment agreement), death, or disability, then, subject to Mr. Rhodes executing a separation agreement and full general release of claims that becomes effective and irrevocable no later than 60 days following the termination of Mr. Rhodes employment and Mr. Rhodes's compliance with the confidential information agreement that Mr. Rhodes and Rackspace entered into in connection with Mr. Rhodes's employment and with certain non-competition covenants in Mr. Rhodes's employment agreement, Mr. Rhodes will be entitled to receive (1) a lump sum payment equal to 24 months of his base salary, as then in effect; (2) a lump sum payment equal to two times his annual target bonus; and (3) reimbursement for the cost of continuation coverage under the Consolidated Omnibus Reconciliation Act of 1985, as amended (which we refer to as "COBRA") for up to 24 months (or if such reimbursements cannot be provided without violating or being subject to an excise tax under applicable laws, a lump sum payment of $48,000 in lieu of such reimbursements). In addition, Mr. Rhodes's employment agreement provides that, if any payment or benefits to Mr. Rhodes (including the payments and benefits under his employment agreement) would constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code and would therefore be subject to an excise tax under Section 4999 of the Internal Revenue Code, then such payments and benefits will be either (1) reduced to the largest portion of the payments and benefits that would result in no portion of the payments and benefits being subject to the excise tax; or (2) not reduced, whichever, after taking into account all applicable federal, state and local income taxes and the excise tax, results in his receipt, on an after-tax basis, of the greater payments and benefits. If Mr. Rhodes signs a participation agreement under the Severance Plan, he will forfeit his other severance payments and benefits (including under his employment agreement) payable during the Change of Control Period (as defined below).

        In addition, Mr. Rhodes's employment agreement provides that if, outside the Rhodes Change in Control Period, Mr. Rhodes resigns for Good Reason or Rackspace (or any parent or subsidiary or successor of Rackspace terminates Mr. Rhodes's employment other than for Cause, death, or disability, then, subject to Mr. Rhodes executing a separation agreement and full general release of claims that becomes effective and irrevocable no later than 60 days following the termination of Mr. Rhodes employment and Mr. Rhodes's compliance with the confidential information agreement that Mr. Rhodes and Rackspace entered into in connection with Mr. Rhodes's employment and with certain non-competition covenants in Mr. Rhodes's employment agreement, Mr. Rhodes will be entitled to receive (1) continuing payments of his base salary, as then in effect, for six months; (2) a lump sum payment equal to his annual target bonus, as in effect in Rackspace's fiscal year in which his employment terminates; and (3) reimbursement for the cost of COBRA continuation coverage for up to six months (or if such reimbursements cannot be provided without violating or being subject to an excise tax under applicable laws, up to six taxable monthly payments that are each equal to the cost of the first month of COBRA continuation coverage).

        The consummation of the merger will constitute a "Change in Control" under Mr. Rhodes's employment agreement.

        Under Mr. Rhodes's employment agreement, the following definitions are used:

  •
  "Cause" means Mr. Rhodes's (1) willful engagement in illegal conduct or gross misconduct which is materially injurious to Rackspace; (2) conviction of, or plea of nolo contendere or guilty to, a felony or a crime of moral turpitude; (3) engagement in fraud, misappropriation or embezzlement resulting or intended to result directly or indirectly in a gain or substantial personal enrichment to Mr. Rhodes at the expense of Rackspace; (4) material breach of any written policies of Rackspace (which policy or policies previously was provided to Mr. Rhodes); or (5) willful and continual failure substantially to perform his duties with Rackspace (other than a failure resulting from his incapacity due to physical or mental illness), which failure has continued for a period of at least 30 days.

  •
  "Good Reason" means Mr. Rhodes's resignation within 30 days following the expiration of any Rackspace cure period (discussed below) following the occurrence of one or more of the following, without Mr. Rhodes's express written consent:

  •
  a material reduction of Mr. Rhodes's duties or responsibilities, or the removal of Mr. Rhodes from his position, either of which results in a material diminution of his authority, duties, or responsibilities, provided, however, that a reduction in duties, position, or responsibilities solely by virtue of Rackspace being acquired and made part of a larger entity will not constitute "Good Reason," provided that Mr. Rhodes is made Chief Executive Officer of the combined entities;

  •
  a material reduction in Mr. Rhodes's base salary or target bonus (except where there is a reduction applicable to the executive team generally); provided, however, that a reduction in Mr. Rhodes's base salary non-equity incentive target payout level percentage of 10% or less in any one year will not be deemed a material reduction; or

  •
  a material change in the geographic location of Mr. Rhodes's primary work facility or location; provided, that a relocation of less than 35 miles from Mr. Rhodes's then-present location will not be considered a material change in geographic location.

    Mr. Rhodes will not resign for Good Reason without first providing Rackspace with written notice of the acts or omissions constituting the grounds for "Good Reason" and a reasonable cure period of not less than 30 days following the date Rackspace receives such notice during which such condition must not have been cured.

  Employment Agreement with Mark Roenigk

        On December 7, 2015, Mr. Roenigk and Rackspace entered into an employment agreement, which provides that if Mr. Roenigk's employment is terminated without Cause (as defined in Mr. Roenigk's employment agreement) within 12 months of a Change of Control (as defined in Mr. Roenigk's employment agreement) (we refer to this period as the "Roenigk Change in Control Period"), then, subject to Mr. Roenigk executing a severance agreement and general release of claims and not competing with Rackspace or being hired or engaged in any capacity by any competitor of Rackspace, Mr. Roenigk will receive salary continuation for the greater of 12 months or the remaining period of his employment agreement term (which is scheduled to end on December 6, 2018). If Mr. Roenigk signs a participation agreement under the Severance Plan, he will forfeit his other severance payments and benefits (including under his employment agreement) payable during the Change of Control Period (as defined below).

        In addition, Mr. Roenigk's employment agreement provides that if Mr. Roenigk's employment is terminated outside of the Roenigk Change in Control Period either (1) by Rackspace other than for Cause, death, disability, or non-renewal of Mr. Roenigk's employment agreement; or (2) by Mr. Roenigk for Good Reason (as defined in Mr. Roenigk's employment agreement), then, subject to Mr. Roenigk executing a severance agreement and general release of claims, Mr. Roenigk will receive salary continuation for 12 months.

        Any severance payments under Mr. Roenigk's employment agreement will cease if Mr. Roenigk competes with Rackspace or is hired or engaged in any capacity by any competitor of Rackspace.

        The consummation of the merger will constitute a "Change of Control" under Mr. Roenigk's employment agreement.

        Under Mr. Roenigk's employment agreement, the following definitions are used:

  •
  "Cause" means:

  •
  willful misconduct, including, without limitation, violation of sexual or other harassment policy, gross negligence, misappropriation of or material misrepresentation regarding property of Rackspace, other than customary and de minimis use of Rackspace property for personal purposes, as determined in the discretion of Rackspace, or failure to take reasonable and appropriate action to prevent material injury to the financial condition, business, or reputation of Rackspace;

  •
  non-performance of duties (other than by reason of disability);

  •
  failure to follow lawful directives of Rackspace or consistent failure to meet reasonable performance objectives following a written warning and opportunity to cure for one quarter;

  •
  a felony conviction or indictment, a plea of nolo contendere by Mr. Roenigk or other conduct by Mr. Roenigk that has or would result in material injury to Rackspace's reputation, including indictment or conviction of fraud, theft, embezzlement, or a crime involving moral turpitude;

  •
  a material breach of Mr. Roenigk's employment agreement; or

  •
  a significant violation of Rackspace's employment and management policies.

  •
  "Good Reason" means (1) Rackspace's repeated failure to comply with a material term of Mr. Roenigk's employment agreement after written notice by Mr. Roenigk specifying the alleged failure; or (2) a substantial and unusual reduction in responsibilities and authority. If Mr. Roenigk elects to terminate his employment for Good Reason, he must first provide Rackspace with written notice within 30 days, after which Rackspace will have 60 days to cure. If Rackspace has not cured and Mr. Roenigk elects to terminate his employment, he must do so within 10 days after the end of the cure period.

  Employment Agreement with Scott Crenshaw

        On April 1, 2015, Mr. Crenshaw and Rackspace entered into an employment agreement, which provides that if Mr. Crenshaw's employment is terminated either (1) by Rackspace other than for Cause (as defined in Mr. Crenshaw's employment agreement), death, disability, or non-renewal of Mr. Crenshaw's employment agreement; or (2) by Mr. Crenshaw for Good Reason (as defined in Mr. Crenshaw's employment agreement), then, subject to Mr. Crenshaw executing a severance agreement and general release of claims, Mr. Crenshaw will receive salary continuation for six months. If Mr. Crenshaw signs a participation agreement under the Severance Plan, he will forfeit his other severance payments and benefits (including under his employment agreement) payable during the Change of Control Period (as defined below).

        Any severance payments under Mr. Crenshaw's employment agreement will cease if Mr. Crenshaw competes with Rackspace, is hired or engaged in any capacity by any competitor of Rackspace, is rehired on a full-time basis by Rackspace, or employed on a full-time basis by or performing services in any non-competitive capacity or business.

        Under Mr. Crenshaw's employment agreement, the following definitions are used:

  •
  "Cause" means:

  •
  willful misconduct, including, without limitation, violation of sexual or other harassment policy, gross negligence, misappropriation of or material misrepresentation regarding property of Rackspace, other than customary and de minimis use of Rackspace property for personal purposes, as determined in the discretion of Rackspace, or failure to take reasonable and appropriate action to prevent material injury to the financial condition, business, or reputation of Rackspace;

    •
    non-performance of duties (other than by reason of disability);

    •
    failure to follow lawful directives of Rackspace or consistent failure to meet reasonable performance objectives following a written warning and opportunity to cure for one quarter;

    •
    a felony conviction or indictment, a plea of nolo contendere by Mr. Crenshaw or other conduct by Mr. Crenshaw that has or would result in material injury to Rackspace's reputation, including indictment or conviction of fraud, theft, embezzlement, or a crime involving moral turpitude;

    •
    a material breach of Mr. Crenshaw's employment agreement; or

    •
    a significant violation of Rackspace's employment and management policies.

  •
  "Good Reason" means (1) Rackspace's repeated failure to comply with a material term of Mr. Crenshaw's employment agreement (including the position location agreement in Mr. Crenshaw's employment agreement) after written notice by Mr. Crenshaw specifying the alleged failure; (2) a substantial and unusual reduction in responsibilities and authority; or (3) the relocation, without good business reason, of Mr. Crenshaw's position to a facility or a location more than 90 miles from the then-current location of the position as provided in Mr. Crenshaw's employment agreement, without Mr. Crenshaw's express written consent, within 12 months following a Change of Control (as defined in Mr. Crenshaw's employment agreement). If Mr. Crenshaw elects to terminate his employment for Good Reason, he must first provide Rackspace with written notice within 30 days, after which Rackspace will have 60 days to cure. If Rackspace has not cured and Mr. Crenshaw elects to terminate his employment, he must do so within 10 days after the end of the cure period.

  Employment Agreement with Joseph Saporito

        On March 11, 2015, Mr. Saporito and Rackspace entered into an employment agreement, which provides that if Mr. Saporito's employment is terminated by Rackspace other than for Cause (as defined in Mr. Saporito's employment agreement), death, disability, or non-renewal of Mr. Saporito's employment agreement, then, subject to Mr. Saporito executing a severance agreement and general release of claims, Mr. Saporito will receive salary continuation for six months. If Mr. Saporito signs a participation agreement under the Severance Plan, he will forfeit his other severance payments and benefits (including under his employment agreement) payable during the Change of Control Period (as defined below).

        Any severance payments under Mr. Saporito's employment agreement will cease if Mr. Saporito competes with Rackspace, is hired or engaged in any capacity by any competitor of Rackspace, is rehired on a full-time basis by Rackspace, or employed on a full-time basis by or performing services in any non-competitive capacity or business.

        Under Mr. Saporito's employment agreement, the following definitions are used:

  •
  "Cause" means:

  •
  willful misconduct, including, without limitation, violation of sexual or other harassment policy, gross negligence, misappropriation of or material misrepresentation regarding property of Rackspace, other than customary and de minimis use of Rackspace property for personal purposes, as determined in the discretion of Rackspace, or failure to take reasonable and appropriate action to prevent material injury to the financial condition, business, or reputation of Rackspace;

    •
    non-performance of duties (other than by reason of disability);

    •
    failure to follow lawful directives of Rackspace or consistent failure to meet reasonable performance objectives following a written warning and opportunity to cure for one quarter;

    •
    a felony conviction or indictment, a plea of nolo contendere by Mr. Saporito or other conduct by Mr. Saporito that has or would result in material injury to Rackspace's reputation, including indictment or conviction of fraud, theft, embezzlement, or a crime involving moral turpitude;

    •
    a material breach of Mr. Saporito's employment agreement; or

    •
    a significant violation of Rackspace's employment and management policies.

  Employment Agreement with Alex Pinchev

        On January 1, 2016, Mr. Pinchev and Rackspace entered into an employment agreement, which provides that if Mr. Pinchev's employment is terminated either (1) by Rackspace other than for Cause (as defined in Mr. Pinchev's employment agreement), death, disability, or non-renewal of Mr. Pinchev's employment agreement; or (2) by Mr. Pinchev for Good Reason (as defined in Mr. Pinchev's employment agreement), then, subject to Mr. Pinchev executing a severance agreement and general release of claims, Mr. Pinchev will receive (a) salary continuation for 12 months; and (b) a lump sum payment that represents the estimated cost of COBRA continuation coverage for 12 months. If Mr. Pinchev signs a participation agreement under the Severance Plan, he will forfeit his other severance payments and benefits (including under his employment agreement) payable during the Change of Control Period (as defined below).

        Any severance payments under Mr. Pinchev's employment agreement will cease if Mr. Pinchev competes with Rackspace, is hired or engaged in any capacity by any competitor of Rackspace, is rehired on a full-time basis by Rackspace, or employed on a full-time basis by or performing services in any non-competitive capacity or business.

        Under Mr. Pinchev's employment agreement, the following definitions are used:

  •
  "Cause" means:

  •
  willful misconduct, including, without limitation, violation of sexual or other harassment policy, gross negligence, misappropriation of or material misrepresentation regarding property of Rackspace, other than customary and de minimis use of Rackspace property for personal purposes, as determined in the discretion of Rackspace, or failure to take reasonable and appropriate action to prevent material injury to the financial condition, business, or reputation of Rackspace;

  •
  non-performance of duties (other than by reason of disability);

  •
  failure to follow lawful directives of Rackspace or consistent failure to meet reasonable performance objectives following a written warning and opportunity to cure for one quarter;

  •
  a felony conviction or indictment, a plea of nolo contendere by Mr. Pinchev or other conduct by Mr. Pinchev that has or would result in material injury to Rackspace's reputation, including indictment or conviction of fraud, theft, embezzlement, or a crime involving moral turpitude;

  •
  a material breach of Mr. Pinchev's employment agreement; or

    •
    a significant violation of Rackspace's employment and management policies.

  •
  "Good Reason" means (1) Rackspace's repeated failure to comply with a material term of Mr. Pinchev's employment agreement after written notice by Mr. Pinchev specifying the alleged failure; (2) without Mr. Pinchev's express written consent, a substantial and unusual reduction in responsibilities and authority; (3) without Mr. Pinchev's express written consent, a change in reporting structure such that Mr. Pinchev no longer reports to the President or Chief Executive Officer (unless such change in reporting structure results in Mr. Pinchev reporting to the head of a division of an acquisition entity which is comparable to reporting to the President or Chief Executive Officer of Rackspace prior to a Change in Control (as defined in Mr. Pinchev's employment agreement)); or (4) any purported termination of Mr. Pinchev's employment by Rackspace for cause, which cause is found by an arbitrator or court of competent jurisdiction not to be valid. If Mr. Pinchev elects to terminate his employment for Good Reason, he must first provide Rackspace with written notice within 30 days, after which Rackspace will have 60 days to cure. If Rackspace has not cured and Mr. Pinchev elects to terminate his employment, he must do so within 10 days after the end of the cure period.

  Employment Agreement with Tiffany Lathe

        On September 11, 2007, Ms. Lathe and Rackspace entered into an employment agreement, which provides for a three month notice requirement in order to terminate employment. If Ms. Lathe signs a participation agreement under the Severance Plan, she will forfeit her other severance payments and benefits (including under her employment agreement) payable during the Change of Control Period (as defined below).

  U.S. Severance Guidelines

        Under Rackspace's U.S. severance guidelines, Rackspace generally offers severance benefits to each U.S. employee whose employment agreement does not include any type of severance payment (such as Mr. Pichler) and whose employment is terminated involuntarily for reasons other than cause, subject to his or her execution of a separation agreement that includes a general release of claims.

        The amount of severance paid under the U.S. severance guidelines to a non-commissionable employee (such as Mr. Pichler) is equal to a specified number of weeks of his or her base salary, which includes the annual amount of regular earnings paid to the employee based on his or her work schedule and does not include shift differential, overtime, benefits, bonuses/commissions, or any other form of cash compensation. Under the U.S. severance guidelines, Mr. Pichler could receive severance equal to 16 weeks of his base salary plus an additional three weeks of his base salary for each full year of service (up to a maximum total severance amount equal to 52 weeks of his base salary). If Mr. Pichler signs a participation agreement under the Severance Plan, he will not be entitled to severance benefits under the U.S. severance guidelines during the Change of Control Period (as defined below).

        For purposes of the U.S. severance guidelines, "cause" means an employee's: (1) intentional act of fraud, embezzlement, theft or any other material violation of law that occurs during or in the course of employment with Rackspace; (2) intentional breach of any of Rackspace's policies; (3) insubordination; or (4) willful or continued failure to substantially perform his or her duties for Rackspace (other than as a result of incapacity due to physical or mental illness).

  Senior Executive Change of Control and Severance Plan

        In connection with entering into the merger agreement, Rackspace adopted the Severance Plan, pursuant to which certain of Rackspace's executive officers and other designated key employees (which we refer to as "participants") are eligible to receive severance benefits, in each case subject to the participant signing a participation agreement and in lieu of any other severance payments and benefits. Generally, if a participant's employment with Rackspace (or any parent or subsidiary of Rackspace) is terminated on or within 24 months following the consummation of a Change of Control (as defined in the Severance Plan) (which we refer to as the "Change of Control Period") either by Rackspace (or any parent or subsidiary of Rackspace) other than for Cause (as defined in the Severance Plan), death, or disability or by the executive officer for Good Reason (as defined in the Severance Plan), then the Severance Plan provides for (1) severance payments equal to (a) the sum of the participant's base salary plus his or her target bonus, each as in effect immediately prior to the executive officer's termination or immediately prior to the Change of Control (whichever is greater), multiplied by (b) 250% for Mr. Rhodes, 200% for certain executive officers other than Mr. Rhodes and Tiffany Lathe, or 100% for Ms. Lathe and certain other participants, payable ratably over a period of 30 months, 24 months or 12 months, respectively, in accordance with Rackspace's payroll practices; (2) a pro-rated portion (based on the number of days of employment in the fiscal year of the participant's termination) of the actual annual performance bonus that the participant would otherwise be entitled to receive based on the actual level of achievement of the applicable performance objectives for the fiscal year of termination, payable in a lump sum at the same time as bonuses for such fiscal year are paid to similarly situated employees; (3) a lump sum cash payment equal to the cost of continued health benefits for a period of 24 months for Mr. Rhodes, 18 months for certain executive officers other than Mr. Rhodes and Ms. Lathe, or 12 months for Ms. Lathe and certain other participants; and (4) outplacement assistance of up to $25,000 for each of the year of the participant's termination of employment and the following year. In order to receive severance benefits under the Severance Plan, a participant must timely execute and not revoke a release of claims in favor of Rackspace and comply with cooperation, non-solicitation, non-disparagement and non-competition obligations for a specified period following his or her termination, which is 18 months for Mr. Rhodes, 15 months for executive officers other than Mr. Rhodes and Ms. Lathe, or 12 months for Ms. Lathe and certain other participants. In addition, the Severance Plan provides that, if any payment or benefits to a participant (including the payments and benefits under the Severance Plan) would constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code and would therefore be subject to an excise tax under Section 4999 of the Internal Revenue Code, then such payments and benefits will be either (1) reduced to the largest portion of the payments and benefits that would result in no portion of the payments and benefits being subject to the excise tax; or (2) not reduced, whichever, after taking into account all applicable federal, state and local income taxes and the excise tax, results in the participant's receipt, on an after-tax basis, of the greater payments and benefits.

        The consummation of the merger will constitute a "Change of Control" under the Severance Plan.

        Under the Severance Plan, the following definitions are used:

  •
  "Cause" means any of the following reasons:

  •
  a participant's engagement in illegal conduct or gross misconduct or gross negligence which is materially injurious to Rackspace;

  •
  a participant's conviction of, or plea of nolo contendere or guilty to, a felony or a crime of moral turpitude;

  •
  a participant's engagement in fraud, embezzlement or material misappropriation;

  •
  a participant's repeated use of alcohol or drugs that materially interferes with the performance of the executive officer's duties;

  •
  a material breach by a participant of any written policies of, or agreement with, Rackspace (which policy, policies or agreement previously were provided to the executive officer), which, if capable of remedy in the reasonable judgment of Rackspace, the participant has failed to remedy within 30 days of receiving written notice thereof from the Severance Plan's administrator to the participant describing such material breach in reasonable detail and the participant having had the opportunity to address the administrator regarding such alleged material breach; or

    •
    a participant's willful and continual failure substantially to perform his or her duties with Rackspace (other than a failure resulting from the participant's incapacity due to disability or death), which failure has continued for a period of at least 30 days after written notice thereof from the Severance Plan's administrator to the participant describing in reasonable detail the participant's failure to perform such duties or responsibilities and the participant having had the opportunity to address the administrator regarding such alleged failures and the participant having failed to remedy the same within 30 days of receiving written notice.

  •
  "Good Reason" means the participant's voluntary resignation as an employee of Rackspace within 30 days following the expiration of any Cure Period (as defined below) after one of the following conditions has come into existence without his or her consent:

  •
  a change in the participant's position within Rackspace (or a parent or subsidiary employing the participant) that materially reduces the participant's level of duties, authority or responsibilities as in effect immediately prior to the Change of Control, but excluding any change or reduction due solely to Rackspace's ceasing to be an independent publicly traded company and/or becoming a privately held subsidiary of another entity (and, for the avoidance of doubt, not due to any action taken by Rackspace or any parent or subsidiary of Rackspace after the Change of Control);

  •
  a reduction in the participant's level of annual base salary and/or annual target cash bonus by a combined amount that is 10% or more of the sum of the participant's annual base salary immediately prior to such reduction and the participant's annual target cash bonus immediately prior to such reduction (other than in connection with a similar one-time decrease for substantially all other comparable employees of Rackspace);

  •
  Rackspace (or a parent or subsidiary employing the participant) requires the participant to relocate the principal place of performance of the participant's duties to a location more than 50 miles from the participant's primary residence at the time of consummation of the Change of Control, provided, however, that if the participant has been commuting more than 50 miles to the principal place of performance of the participant's duties prior to the consummation of the Change of Control, the relocation must increase the participant's commute by more than 50 miles; or

  •
  the material breach by Rackspace (or a parent or subsidiary employing the participant) of the agreement under which the participant provides services to Rackspace (or a parent or subsidiary employing the participant).

        The participant's resignation will not constitute a resignation for Good Reason unless the participant first provides Rackspace (or a parent or subsidiary employing the participant) with written notice of the acts or omissions constituting the grounds for Good Reason within 90 days of the initial existence of the grounds for Good Reason and Rackspace (or a parent or subsidiary employing the participant) has 30 days following the date of such notice to cure the condition constituting Good Reason (which we refer to as the "Cure Period").

  Golden Parachute Compensation

        The following table sets forth the information required by Item 402(t) of Regulation S-K published by the SEC regarding certain compensation that each of Rackspace's named executive officers may receive that is based on, or that otherwise relates to, the merger. Rackspace's "named executive officers" for purposes of the disclosure in this proxy statement are Messrs. Rhodes, Pichler, Roenigk and Crenshaw and Ms. Lathe. For more information on the terms of the payments quantified below, see the sections of this proxy statement captioned "The Merger—Treatment of Equity-Based Awards" and "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger—Payments Upon Termination Following Change of Control."

        The figures in the table are estimated based on (1) compensation and benefit levels as of December 1, 2016; (2) an assumed effective date of December 1, 2016, for the merger; (3) the assumption that each named executive officer is a participant in the Severance Plan, thereby foregoing any severance under their employment agreements or other severance arrangements with Rackspace, as applicable, during the Change of Control Period; (4) the assumed termination of the named executive officer's employment without cause on the day immediately following such effective date for the merger; and (5) assuming that Rackspace does not provide vesting terms for any named executive officer that are different from those described in the section of this proxy statement captioned "The Merger—Treatment of Equity-Based Awards." The amounts reported below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date. Accordingly, the ultimate values to be received by a named executive officer in connection with the merger may differ from the amounts set below.

        Rackspace's executive officers will not receive pension, non-qualified deferred compensation, or tax reimbursement in connection with the merger.

        As required by applicable SEC rules, all amounts below that are determined using the per share value of Rackspace's common stock have been calculated based on the per share merger consideration.

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)(3)	Perquisites/ Benefits ($)(4)	Total Payments ($)(5)
William Taylor Rhodes	4,594,108	19,204,992	50,000	23,849,100
Karl Pichler	1,823,247	4,579,872	50,000	6,453,119
Mark W. Roenigk	1,963,247	7,726,080	50,000	9,739,327
Scott Crenshaw	1,723,706	4,845,504	50,000	6,619,210
Tiffany Lathe(6)	554,525	1,570,176	50,000	2,174,701

(1)
These amounts represent the "double-trigger" cash severance payments to which each named executive officer may become entitled under the Severance Plan assuming he or she signs a participation agreement under the Severance Plan (as described in the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger—Payments Upon Termination Following Change of Control"). The amounts represent (1) the lump sum payment of the applicable percentage of the named executive officer's base salary and target bonus (250% for Mr. Rhodes, 200% for Messrs. Roenigk, Pichler and Crenshaw, and 100% for Ms. Lathe); (2) a pro-rated portion of the actual annual performance bonus that the executive officer would otherwise be entitled to receive based on the actual level of achievement of the applicable performance objectives for the fiscal year of termination, which, for purposes of this table, is assumed to be 100% of target for the current fiscal year; and (3) the value of the applicable multiple for the named executive officer (24 for Mr. Rhodes, 18 for Messrs. Roenigk, Pichler and Crenshaw, and 12 for Ms. Lathe) multiplied by the named executive officer's monthly premium for COBRA continuation coverage for the named executive officer and his or her spouse and eligible dependents in the first month following termination of employment, as follows:

Name	Base Salary and Target Bonus Severance ($)	Pro-rata Performance Bonus Severance ($)	COBRA Continuation Coverage Severance ($)
William Taylor Rhodes	4,106,250	456,250	31,608
Mark W. Roenigk	1,620,000	180,000	23,247
Karl Pichler	1,746,000	194,000	23,247
Scott Crenshaw	1,530,000	170,000	23,706
Tiffany Lathe	466,166	87,406	953

  If a named executive officer does not sign a participation agreement under the Severance Plan, the amounts of the cash severance payments to which he or she may become entitled under his or her employment agreement or the U.S. severance guidelines (as described in the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger—Payments Upon Termination Following Change of Control") upon the assumed termination of his or her employment without cause on the day immediately following the effective date for the merger will be: (1) $3,285,000 for Mr. Rhodes, which consists of $1,460,000 of base salary severance and $1,825,000 of bonus severance; (2) $976,736 for Mr. Roenigk; (3) $424,038 for Mr. Pichler, which represents 49 weeks of his base salary; (4) $212,500 for Mr. Crenshaw; and (5) $72,839 for Ms. Lathe, which represents the base salary she would be entitled to receive during the notice period under her employment agreement, as converted from pound sterling to U.S. dollars based on an exchange rate of 1GBP to 1.315132 USD.

(2)
These amounts include the "single-trigger" payments of the company stock-based award consideration for the portions of unvested time-vesting company stock-based awards that are otherwise scheduled to vest by their terms on or before December 31, 2016 and for performance company stock-based awards that were granted after August 22, 2013, but prior to December 1, 2015 (as described in the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger—Treatment of Equity-Based Awards"). The following table quantifies the value of such payments, which is calculated for each such equity award by multiplying (1) the number of shares subject to such equity award (which, for such performance company stock-based awards, will be the target number of shares subject to such equity awards) by (2) the difference between the per share merger consideration and the exercise price per share, if any, attributable to such equity award. None of the named executive officers hold any unvested company options with a per share exercise price less than the per share merger consideration.

Name	Company Stock- Based Award Consideration ($)
William Taylor Rhodes	5,129,056
Karl Pichler	508,736
Mark W. Roenigk	476,928
Scott Crenshaw	742,432
Tiffany Lathe	198,720
(3)
These amounts include the "double-trigger" payments of any then-unpaid portion of company stock-based award consideration in respect of unvested time-vesting company stock-based awards that are otherwise scheduled to vest by their terms on or after January 1, 2017 or performance company stock-based awards granted on or after December 1, 2015 that become immediately payable if a named executive officer experiences a qualifying termination of employment (as described in the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger—Treatment of Equity-Based Awards"). The following table quantifies the value of such payments, which is calculated for each such equity award by multiplying (1) the number of shares subject to such equity award (which, for such performance company stock-based awards, will be the target number of shares subject to such equity awards) by (2) the difference between the per share merger consideration and the exercise price per share, if any, attributable to such equity award.

Name	Company Stock- Based Award Consideration ($)
William Taylor Rhodes	14,075,936
Karl Pichler	4,071,136
Mark W. Roenigk	7,249,152
Scott Crenshaw	4,103,072
Tiffany Lathe	1,371,456
(4)
These amounts represent the "double-trigger" benefit of outplacement assistance of up to $25,000 for each of the year of the named executive officer's termination of employment and the following year assuming he or she signs a participation agreement under the Severance Plan (as described in the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger—Payments Upon Termination Following Change of Control"). If Mr. Rhodes does not sign a participation agreement under the Severance Plan, the amount of the "double-trigger" benefit of reimbursement for the cost of COBRA continuation coverage to which he may become entitled under his employment agreement (as described in the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger—Payments Upon Termination Following Change of Control") upon the assumed termination of his employment without cause on the day immediately following the effective date for the merger will be $31,608. If any other named executive officer does not sign a participation agreement under the Severance Plan, he or she will not receive any perquisites/benefits under his or her employment agreement or the U.S. severance guidelines upon the assumed termination of his or her employment without cause on the day immediately following the effective date for the merger.

(5)
As noted above, Mr. Rhodes's employment agreement and, if a named executive officer signs a participation agreement under the Severance Plan, the Severance Plan each provide that in the event that any payment or benefit provided to the applicable named executive officer would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (as a result of a payment or benefit being classified as a parachute payment under Section 280G of the Internal Revenue Code), then such named executive officer will receive such payment as would entitle him or her to receive the greatest after-tax benefit, even if it means Rackspace paying him or her a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Internal Revenue Code. Based on the assumptions used in preparing this table, the only named executive officer that we expect to be subject to such a reduction (to avoid the excise tax imposed under Section 4999 of the Internal Revenue Code) is Mr. Roenigk. However, the actual value of the named executive officers' payments and benefits for purposes of Section 280G of the Internal Revenue Code may vary depending on factors such as the actual closing date of the merger, in which case it is possible that the named executive officers other than Mr. Roenigk may also have their payments or benefits so reduced in connection with the merger under the terms of Mr. Rhodes's employment agreement or the Severance Plan, as applicable.

(6)
The amounts listed in the "Cash" and "Equity" columns for Ms. Lathe are as converted from pound sterling to U.S. dollars based on an exchange rate of 1GBP to 1.315132 USD.

  Compensation of the Members of the Transactions Committee

        In connection with their service on the Transactions Committee, the Rackspace Board approved the payment of $50,000 to each of the members of the Transactions Committee.

  Employment Arrangements Following the Merger

        As of the date of this proxy statement, none of Rackspace's executive officers have (1) reached an understanding on potential employment or other retention terms with the surviving corporation or with Apollo Management, Parent or Merger Sub; or (2) entered into any definitive agreements or arrangements regarding employment or other retention with the surviving corporation or with Apollo Management, Parent or Merger Sub following the consummation of the merger. However, prior to the effective time of the merger, Apollo Management, Parent or Merger Sub may initiate discussions regarding employment or other retention terms and may enter into definitive agreements regarding employment or retention for certain of Rackspace's employees, to be effective as of the effective time of the merger.

Financing of the Merger

        Rackspace anticipates that the total funds needed to complete the merger (including the funds to pay Rackspace stockholders and to pay the holders of other equity-based interests the amounts due to them under the merger agreement), which is expected to be approximately $4.3 billion, will be funded through a combination of the following:

  •
  Debt financing in an aggregate principal amount of up to $3.2 billion as well as a committed $225 million senior secured revolving facility, a portion of which will be available at closing. Parent has received firm commitments from a consortium of financial institutions to provide the debt financing, which includes the revolving credit facility (as described in the section of this proxy statement captioned "Financing of the Merger—Debt Financing").

  •
  Equity commitments by the Apollo Funds in an aggregate amount of up to $1.707 billion. Parent has received equity commitments for the equity financing from the Apollo Funds (as described in the section of this proxy statement captioned "Financing of the Merger—Equity Financing").

  •
  Cash of Rackspace and its subsidiaries available to be utilized in respect of the payment of the merger consideration to Rackspace stockholders and holders of company stock-based awards and company options, if any.

        The completion of the merger is not conditioned upon Parent's receipt of financing.

  Debt Financing

        In connection with the entry into the merger agreement, Parent has entered into a commitment letter, as amended or modified from time to time (which we refer to as the "debt commitment letter") with Citigroup Global Markets Inc., Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., Barclays Bank PLC, Royal Bank of Canada, Credit Suisse AG, Credit Suisse Securities (USA) LLC and PSP Investments Credit USA LLC to provide Merger Sub, severally but not jointly, upon the terms and subject to the conditions set forth in the debt commitment letter, in the aggregate up to $3.2 billion in debt financing as well as a $225 million senior secured revolving facility (only a portion of which is available to be drawn at the closing of the merger), consisting of the following:

  •
  up to a $2.0 billion senior secured term facility;

  •
  a $225 million senior secured revolving facility; and

  •
  up to a $1.2 billion senior unsecured bridge facility (less the amount of any senior unsecured notes issued as described below).

        The debt commitment letter also contemplates that Merger Sub will, at its option, either (1) issue senior unsecured notes in a Rule 144A or other private placement on or prior to the closing of the merger yielding up to $1.2 billion in aggregate gross cash proceeds; or (2) if any or all of the senior unsecured notes are not issued on or prior to the closing date of the merger and the proceeds thereof made available to Merger Sub on the closing date of the merger, borrow up to such unissued amount in the form of senior unsecured bridge loans under the senior unsecured bridge facility.

        The proceeds of the debt financing will be used (1) to finance, in part, the payment of the amounts payable under the merger agreement; (2) to repay certain existing indebtedness of Rackspace and to redeem and discharge certain senior unsecured notes of Rackspace; and (3) for general corporate purposes.

        The obligations of the debt commitment parties to provide the debt financing under the debt commitment letter are subject to a number of conditions, including (1) the execution and delivery of definitive documentation consistent with the terms of the debt commitment letter; (2) the substantially simultaneous completion of the merger in accordance with the merger agreement (without giving effect to any amendment, waiver, consent or other modification to the merger agreement that is materially adverse to the lenders in their capacities as such unless it is approved by the debt commitment parties); (3) the consummation of the equity financing, prior to, or substantially simultaneously with, the initial borrowings under the debt facilities; (4) since August 26, 2016 no company material adverse effect (as defined in the section of this proxy statement captioned "The Merger Agreement—Representations and Warranties"); (5) delivery of certain audited, unaudited and pro forma financial statements; (6) as a condition to the availability of the senior unsecured bridge facility, Merger Sub having used commercially reasonable efforts to afford the investment banks a marketing period of 15 consecutive calendar days (subject to certain blackout dates) following receipt of a customary preliminary prospectus, preliminary offering memorandum or preliminary private placement memorandum, which includes certain financial statements; (7) as a condition to the availability of the senior secured term loan facility and the senior secured revolving facility, Merger Sub having used commercially reasonable efforts to afford the arrangers a marketing period of 15 consecutive calendar days (subject to certain blackout dates) following receipt of a customary confidential information memorandum; (8) payment of all applicable invoiced fees and expenses; (9) the repayment of certain outstanding debt of Rackspace; (10) the receipt of documentation and other information about the borrower and guarantors required under applicable "know your customer" and anti-money laundering rules and regulations (including the PATRIOT Act); (11) the execution and delivery of guarantees by certain guarantors and the taking of certain actions necessary to establish and perfect a security interest in specified items of collateral; (12) the accuracy in all material respects of specified representations and warranties in the loan documents under which the debt financing will be provided and of certain representations and warranties in the merger agreement; and (13) delivery of certain customary closing documents.

        The obligations of the debt commitment parties to provide the debt financing under the debt commitment letter will terminate at the earlier of (1) the termination date (as defined in and, if applicable, extended pursuant to and as set forth in the section of this proxy captioned "The Merger Agreement—Termination of the Merger Agreement") if the closing shall not have occurred on or prior to such date; (2) the termination of the merger agreement without the consummation of the merger having occurred; and (3) the completion of the merger without the use of the applicable debt financing.

        Parent and Merger Sub are required under the merger agreement to use their respective reasonable best efforts to take (or cause to be taken) all actions and do (or cause to be done) all things necessary, proper or advisable to arrange and obtain the financing on the terms and conditions contemplated by the debt commitment letter and any related fee letter. In the event any portion of the debt financing becomes unavailable on the terms and conditions contemplated in the debt commitment for any reason, Parent and Merger Sub are required under the merger agreement to use their reasonable best efforts to obtain alternative third-party financing from alternative sources in an amount that when added to the available portion of the debt financing and the equity financing is sufficient to fund the aggregate per share merger consideration, fees and expenses of Parent, Merger Sub and the surviving corporation in connection with the merger and the financing, repay, prepay or discharge the principal of and interest on, all other outstanding indebtedness of Rackspace contemplated by the merger agreement and financing commitments and their other payment obligations of Parent, Merger Sub and the surviving corporation contemplated under the merger agreement (which we refer to as the "required amount"), and on terms and conditions that are not less favorable to Parent or Merger Sub than the terms in the debt commitment letter. In no event will reasonable best efforts of Parent and Merger Sub be deemed or construed to require Parent or Merger Sub to pay any material fees in excess of that contemplated by the debt commitment letter. As of the last practicable date before the printing of this proxy statement, the debt commitment letter remains in effect, and Parent has not notified us of any plans to utilize financing in lieu of the financing described above. Except as described in this proxy statement, there is no plan or arrangement regarding the refinancing or repayment of the debt financing. The documentation governing the debt financing contemplated by the debt commitment letter has not been finalized and, accordingly, the actual terms of the debt financing may differ from those described in this proxy statement.

        The debt commitment parties may invite other banks, financial institutions and institutional lenders to participate in the debt financing contemplated by the debt commitment and to undertake a portion of the commitments to provide such debt financing.

  Equity Financing

        Parent, or an affiliate of Parent, has received an equity commitment letter, dated as of August 26, 2016 (which we refer to as the "equity commitment letter") from the Apollo Funds pursuant to which the Apollo Funds have committed, on a several but not joint basis, subject to the conditions of the equity commitment letter, to provide equity financing (which we refer to as the "equity financing") in an aggregate amount of up to approximately $1.707 billion, or such lesser amount, together with (1) the cash of Rackspace and its subsidiaries utilized in respect of the payment of the merger consideration to Rackspace stockholders and holders of company stock-based awards and company options, if any; and (2) the debt financing, as may be required by Parent to make the payment of the merger consideration to Rackspace stockholders, option holders and stock unit holders at the closing of the merger as set forth in the merger agreement on the terms and subject to the conditions set forth therein.

  Equity Commitment Letter

        Funding of the equity financing is subject to the conditions provided in the equity commitment letter, which include: (1) the satisfaction in full or valid waiver, on or before the closing of the merger, of all of the conditions precedent to Parent and Merger Sub's obligations to consummate the merger; (2) the satisfaction in full or valid waiver, on or before the closing of the merger, of all the conditions precedent to the funding of the debt financing and the concurrent receipt by Parent and Merger Sub of the net cash proceeds of the debt financing (on the terms and subject to the conditions described in the debt financing commitment); and (3) the concurrent consummation of the closing of the merger agreement on the terms and subject to the conditions of the merger agreement.

        The equity commitment letter and the obligations of the Apollo Funds to fund all or any portion of the equity financing will automatically terminate and cease to be of any further force or effect without the need for any further action by any person (at which time the obligations of the Apollo Funds under the equity commitment letter shall be immediately discharged) upon the earliest of (1) the valid termination of the merger agreement in accordance with its terms; (2) consummation of the closing of the merger; (3) the payment in full by the Apollo Funds of all amounts which may become due under their guaranteed obligation pursuant to the limited guarantee; and (4) the assertion, directly or indirectly, by Rackspace or any of its affiliates, or any of its or their respective representatives, of any claim (whether at law or equity or in tort, contract or otherwise) against any of the Apollo Funds or, any of their former, current or future direct or indirect equity holder, controlling person, general or limited partner, officer, director, employee, investment professional, manager, stockholder, member, agent, affiliate, assignee, financing source or representative of any of the foregoing or any of their respective successors or assigns (which we refer to as a "related party") or any related party of a related party in connection with the equity commitment letter, the merger agreement, the debt commitment letter, the limited guarantee or any other transaction document or any of the transactions contemplated thereby (including the termination or abandonment thereof) (including in respect of any oral representations made or alleged to be made in connection therewith), except, solely with respect to clause (4), for (a) its rights against Parent and Merger Sub solely to the extent expressly provided under the merger agreement and solely pursuant to the terms and subject to the conditions thereof; (b) its rights to enforce as a third party beneficiary the equity commitment letter solely to the extent expressly provided under the equity commitment letter and solely pursuant to the terms and subject to the conditions thereof and of the merger agreement; (c) its rights to enforce the confidentiality letter agreement, dated April 25, 2016, between Rackspace and Apollo Management (which we refer to as the "confidentiality agreement"), solely to the extent expressly provided under the confidentiality agreement and solely pursuant to the terms and subject to the conditions thereof; and (d) its rights against the guarantors solely to the extent expressly provided under the limited guarantee solely pursuant to the terms and subject to the conditions thereof (the claims in (a)-(d) are referred to collectively as the "permitted claims"). Immediately upon termination of the equity commitment letter and without the need for any further action by any person, no Apollo Fund or any related party of an Apollo Fund, or any related party of a related party shall have any further obligation or liability under the equity commitment letter.

        Rackspace is an express third party beneficiary of the equity commitment letter for the purpose of causing the equity financing to be funded, but solely to the extent that Rackspace has been awarded, in accordance with the terms and conditions of the merger agreement, specific performance to require Parent to cause the equity financing under the equity commitment letter to be funded. Rackspace may not enforce Parent's obligation to cause the equity financing to be funded or to complete the merger if the debt financing has not been funded in full.

Limited Guarantee

        Concurrently with the execution of the merger agreement, and as a condition and inducement to Rackspace's willingness to enter into the merger agreement, Parent and Merger Sub delivered to Rackspace the limited guarantee, pursuant to which, and subject to the terms and conditions contained therein, the guarantors are guaranteeing certain obligations of Parent and Merger Sub in connection with the merger agreement.

Closing and Effective Time of the Merger

        The closing of the merger will take place on (1) a date to be agreed upon by Parent, Merger Sub and Rackspace that is no later than the third business day after the satisfaction or waiver (to the extent permitted under the Merger Agreement) of the last to be satisfied or waived of the closing conditions of the merger (described in the section of this proxy statement captioned "The Merger Agreement—Conditions to the Closing of the Merger"), other than conditions that by their terms are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of each of such conditions; or (2) such other time agreed to in writing by Rackspace, Parent and Merger Sub. Notwithstanding the foregoing, if the marketing period (as described in the section of this proxy statement captioned "The

Merger Agreement—Efforts to Close the Merger—Marketing Period Cooperation and Efforts") has not ended at the time of satisfaction or waiver of the last to be satisfied or waived of the conditions to closing of the merger, other than conditions that by their terms are to be satisfied at the closing of the merger, then closing will occur on the earlier of (1) any business day during such marketing period specified by Parent to Rackspace on no less than on two business days' prior written notice to Rackspace; and (2) the third business day after the final day of the marketing period, subject to certain terms and conditions set forth in the Merger Agreement. On the closing date, the parties will file a certificate of merger with the Secretary of State of the State of Delaware as provided under the DGCL. The merger will become effective upon the filing and acceptance of such certificate of merger, or at a later time agreed to in writing by the parties and specified in such certificate of merger.

Appraisal Rights

        If the merger is consummated, Rackspace stockholders who do not vote in favor of the adoption of the merger agreement, who properly demand an appraisal of their shares, who continuously hold such shares through the effective time of the merger and who otherwise comply with the procedures of Section 262 of the DGCL will, subject to the conditions thereof, be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL (which we refer to as "Section 262"). Unless the context requires otherwise, all references in Section 262 and in this summary to a "stockholder" are to a record holder of common stock.

        The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex C and incorporated into this proxy statement by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that Rackspace stockholders exercise their appraisal rights under Section 262. Only a holder of record of shares of common stock is entitled to demand appraisal rights for the shares registered in that holder's name. A person having a beneficial interest in shares of common stock held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to demand an appraisal of such holder's shares. If you hold your shares of our common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee to ensure that appraisal rights are exercised.

        Under Section 262, holders of record of shares of common stock who (1) submit a written demand for appraisal of such stockholder's shares to Rackspace prior to the vote on the adoption of the merger agreement; (2) do not vote in favor of the adoption of the merger agreement; (3) continuously are the record holders of such shares through the effective time of the merger; and (4) otherwise comply with the procedures set forth in Section 262 will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of the shares of common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine stockholders entitled to appraisal rights will dismiss appraisal proceedings as to all Rackspace stockholders who asserted appraisal rights unless (1) the total number of shares of common stock for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding shares of the common stock as measured in accordance with subsection (g) of Section 262; or (2) the value of the merger consideration in respect of such shares exceeds $1 million. We refer to these conditions as the "ownership thresholds." Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective time of the merger through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period. However, if at any time before the entry of judgment in the proceeding, the surviving corporation pays to each

Rackspace stockholder entitled to appraisal an amount in cash, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court of Chancery, and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

        Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes Rackspace's notice to stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is attached to this proxy statement as Annex C. In connection with the merger, any holder of shares of common stock who wishes to exercise appraisal rights, or who wishes to preserve such holder's right to do so, should review Annex C carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A Rackspace stockholder who loses his, her or its appraisal rights will be entitled to receive the merger consideration described in the merger agreement without interest. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of common stock, Rackspace believes that if a Rackspace stockholder considers exercising such rights, that stockholder should seek the advice of legal counsel.

        Rackspace stockholders wishing to exercise the right to seek an appraisal of their shares of common stock must do ALL of the following:

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  the stockholder must not vote in favor of the proposal to adopt the merger agreement;

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  the stockholder must deliver to Rackspace a written demand for appraisal before the vote on the merger agreement at the special meeting;

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  the stockholder must continuously hold the shares from the date of making the demand through the effective time of the merger (a Rackspace stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time of the merger); and

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  a stockholder (or any person who is the beneficial owner of shares of common stock held either in a voting trust or by a nominee on behalf of such person) or the surviving corporation must file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such stockholders within 120 days after the effective time of the merger. The surviving corporation is under no obligation to file any petition and has no intention of doing so.

        In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine stockholders entitled to appraisal rights, will dismiss appraisal proceedings as to all Rackspace stockholders who asserted appraisal rights unless one of the ownership thresholds is met.

        Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, a Rackspace stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the merger agreement, abstain or not vote his, her or its shares.

  Filing Written Demand

        A Rackspace stockholder wishing to exercise appraisal rights must deliver to Rackspace, before the vote on the adoption of the merger agreement at the special meeting at which the proposal to adopt the merger agreement will be submitted to the stockholders, a written demand for the appraisal of such stockholder's shares, and that stockholder must not vote or submit a proxy in favor of the adoption of the merger agreement. A Rackspace stockholder exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective time of the merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, and it will constitute a waiver of the Rackspace stockholder's right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a Rackspace stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the merger agreement or abstain from voting on the adoption of the merger agreement. Neither voting against the adoption of the merger agreement nor abstaining from voting or failing to vote on the proposal to adopt the merger agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the merger agreement. A proxy or vote against the adoption of the merger agreement will not constitute a demand. A Rackspace stockholder's failure to make the written demand prior to the taking of the vote on the adoption of the merger agreement at the special meeting will constitute a waiver of appraisal rights.

        Only a holder of record of shares of common stock is entitled to demand appraisal rights for the shares registered in that holder's name. A demand for appraisal in respect of shares of common stock should be executed by or on behalf of the holder of record, and must reasonably inform Rackspace of the identity of the holder state that the stockholder intends thereby to demand an appraisal of such stockholder's shares. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if such shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.

        RACKSPACE STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BANK, BROKER OR OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

        All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

Rackspace Hosting, Inc.
1 Fanatical Place
San Antonio, TX 78218
Attention: Corporate Secretary

        Any holder of shares of common stock may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the merger agreement by delivering to Rackspace a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time of the merger will require written approval of the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this shall not affect the right of any Rackspace stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the merger consideration within 60 days after the effective time of the merger.

  Notice by the Surviving Corporation

        If the merger is completed, within 10 days after the effective time of the merger, the surviving corporation will notify each record holder of shares of common stock who has made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the merger agreement, that the merger has become effective and the effective date thereof.

  Filing a Petition for Appraisal

        Within 120 days after the effective time of the merger, but not thereafter, the surviving corporation or any holder of shares of common stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 (or the beneficial owner of such shares) may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a Rackspace stockholder, demanding a determination of the fair value of the shares held by all Rackspace stockholders entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and holders should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of common stock. Accordingly, any holders of shares of common stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of common stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.

        Within 120 days after the effective time of the merger, any holder of shares of common stock who has complied with the requirements for an appraisal of such holder's shares pursuant to Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which Rackspace has received demands for appraisal, and the aggregate number of holders of such shares. The surviving corporation must mail this statement to the requesting stockholder within 10 days after receipt of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition seeking appraisal or request from the surviving corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a Rackspace stockholder of record.

        If a petition for an appraisal is duly filed by a holder of shares of common stock and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all Rackspace stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the court, at the hearing on such petition, the Delaware Court of Chancery will determine the Rackspace stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the Rackspace stockholders who demanded appraisal for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder.

        The Delaware Court of Chancery will dismiss appraisal proceedings as to all Rackspace stockholders who assert appraisal rights unless (1) the total number of shares for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding shares of common stock as measured in accordance with subsection (g) of Section 262; or (2) the value of the merger consideration in respect of the shares for which appraisal rights have been pursued and perfected exceeds $1 million.

  Determination of Fair Value

        After the Delaware Court of Chancery determines the holders of common stock entitled to appraisal, and that at least one of the ownership thresholds above has been satisfied in respect of the Rackspace stockholders seeking appraisal rights, the appraisal proceeding will be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the "fair value" of the shares of common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. However, the surviving corporation has the right, at any point prior to the Delaware Court of Chancery's entry of judgment in the proceedings, to make a voluntary cash payment to each Rackspace stockholder seeking appraisal. If the surviving corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest accrued before such voluntary cash payment. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "[f]air price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered."

        Rackspace stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262 of the DGCL. Although Rackspace believes that the per share merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and Rackspace stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the per share merger consideration. Neither Rackspace nor Parent anticipates offering more than the per share merger consideration to any Rackspace stockholder exercising appraisal rights, and each of Rackspace and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the "fair value" of a share of common stock is less than the per share merger consideration. If a petition for appraisal is not timely filed, or if neither of the ownership thresholds above has been satisfied in respect of the Rackspace stockholders seeking appraisal rights, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a Rackspace stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any Rackspace stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal.

        If any Rackspace stockholder who demands appraisal of his, her or its shares of common stock under Section 262 fails to perfect, or loses or validly withdraws, such holder's right to appraisal, the stockholder's shares of common stock will be deemed to have been converted at the effective time of the merger into the right to receive the per share merger consideration as provided in the merger agreement, without interest. A Rackspace stockholder will fail to perfect, or effectively lose, such holder's right to appraisal if no petition for appraisal is filed within 120 days after the effective time of the merger, if neither of the ownership thresholds above has been satisfied in respect of the Rackspace stockholders seeking appraisal rights or if the stockholder delivers to the surviving corporation a written withdrawal of such holder's demand for appraisal and an acceptance of the per share merger consideration as provided in the merger agreement in accordance with Section 262.

        From and after the effective time of the merger, no Rackspace stockholder who has demanded appraisal rights will be entitled to vote such shares of common stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to Rackspace stockholders of record at a date which is prior to the effective date of the merger): provided, however, that if no petition for an appraisal is filed within the time provided in Section 262, or if such stockholder delivers to the surviving corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger, either within 60 days after the effective date of the merger or thereafter with the written approval of the surviving corporation, then the right of such stockholder to an appraisal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however, that the foregoing shall not affect the right of any Rackspace stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation.

        Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of a Rackspace stockholder's statutory appraisal rights. Consequently, any stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Accounting Treatment

        The merger will be accounted for as a "purchase transaction" for financial accounting purposes.

Material U.S. Federal Income Tax Consequences of the Merger

        The following discussion is a summary of material U.S. federal income tax consequences of the merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) of shares of common stock whose shares are converted into the right to receive cash pursuant to the merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (which we refer to as the "Code"), Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (which we refer to as the "IRS") and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of common stock as "capital assets" within the meaning of Section 1221 of the Code (generally, property held for investment purposes).

        This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:

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  tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as financial institutions; tax-exempt organizations; S corporations, partnerships and any other entity or arrangement treated as a partnership or pass-through entity for U.S. federal income tax purposes, and shareholders, partners or investors in such entities; insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities subject to the U.S. anti-inversion rules; holders who hold their common stock as "qualified small business stock" for purposes of Sections 1045 and 1202 of the Code; or certain former citizens or long-term residents of the United States;

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  tax consequences to holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

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  tax consequences to holders who received their shares of common stock in a compensatory transaction or pursuant to the exercise of options or warrants;

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  tax consequences to U.S. Holders whose "functional currency" is not the U.S. dollar;

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  tax consequences to holders who hold their common stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

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  tax consequences to holders who are "controlled foreign corporations," "passive foreign investment companies" or "personal holding companies" for U.S. federal income tax purposes;

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  tax consequences arising from the Medicare tax on net investment income;

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  the U.S. federal estate, gift or alternative minimum tax consequences, if any;

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  any state, local or non-U.S. tax consequences; or

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  tax consequences to holders that do not vote in favor of the merger and who properly demand appraisal of their shares under Section 262 of the DGCL.

        If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of common stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of common stock and partners therein should consult their tax advisors regarding the consequences of the merger.

        No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences of the merger described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.

        THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER FEDERAL NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.

  U.S. Holders

        For purposes of this discussion, a "U.S. Holder" is a beneficial owner of shares of common stock that is for U.S. federal income tax purposes:

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  an individual who is a citizen or resident of the United States;

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  a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in section 7701(a)(30) of the Code; or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

        The receipt of cash by a U.S. Holder in exchange for shares of common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder's gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder's adjusted tax basis in the shares surrendered pursuant to the merger. A U.S. Holder's adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder's holding period in such shares is more than one year at the time of the completion of the merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of shares of common stock at different times and different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of our common stock.

  Non-U.S. Holders

        For purposes of this discussion, the term "Non-U.S. Holder" means a beneficial owner of shares of common stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

        Any gain realized by a Non-U.S. Holder pursuant to the merger generally will not be subject to U.S. federal income tax unless:

  •
  the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S.

    persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable income tax treaty);

  •
  such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty); or

  •
  Rackspace is or has been a "United States real property holding corporation" as such term is defined in Section 897(c) of the Code (which we refer to as a "USRPHC") at any time within the shorter of the five-year period preceding the merger or such Non-U.S. Holder's holding period with respect to the applicable shares of common stock (which we refer to as the "relevant period") and, if shares of common stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns directly or is deemed to own pursuant to attribution rules more than 5% of our common stock at any time during the relevant period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. We believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the merger.

  Information Reporting and Backup Withholding

        Information reporting and backup withholding (at a current rate of 28%) may apply to the proceeds received by a holder pursuant to the merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form); or (2) a Non-U.S. Holder that (1) provides a certification of such Non-U.S. Holder's non-U.S. status on the appropriate series of IRS Form W-8 (or a substitute or successor form); or (2) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder's U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Regulatory Approvals Required for the Merger

  General

        Each of Parent and Merger Sub (and their respective controlled affiliates, if applicable), on the one hand, and Rackspace (and its affiliates, if applicable), on the other hand, have agreed to use their respective reasonable best efforts to comply with all regulatory notification requirements and obtain all regulatory approvals required to consummate the merger and the other transactions contemplated by the merger agreement. These approvals include approval under, or notifications pursuant to, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (which we refer to as the "HSR Act") and the competition laws of the European Union and Israel.

        In addition, each of Parent and Rackspace have agreed to: (1) cooperate and coordinate (and cause its respective representatives to cooperate and coordinate) with the other in the making of such filings; (2) use its reasonable best efforts to supply the other (or cause the other to be supplied with) any information that may be required in order to make such filings; (3) use its respective reasonable best efforts to supply (or cause the other to be supplied) with any additional information that reasonably may be required or requested by the Federal Trade Commission (which we refer to as the "FTC"), the Antitrust Division of the Department of Justice (which we refer to as the "DOJ"), or the governmental authorities of any other applicable jurisdiction in which any such filing is made; and (4) use its reasonable best efforts to take all action necessary to, as soon as practicable, cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other competition laws applicable to the merger and obtain any required consents pursuant to any competition laws applicable to the merger.

        If and to the extent necessary to obtain clearance of the merger pursuant to the HSR Act and any other competition laws applicable to the merger, each of Parent and Merger Sub (and their respective controlled affiliates, if applicable) will (1) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (a) the sale, divestiture, license or other disposition of any and all of the capital stock or other equity or voting interest, assets (whether tangible or intangible), rights, products or businesses of Rackspace and its subsidiaries; and (b) any other restrictions on the activities of Rackspace and its subsidiaries; and (2) contest, defend and appeal any legal proceedings, whether judicial or administrative, challenging the merger agreement or the consummation of the merger. Notwithstanding anything to the contrary in the merger agreement, in no event will Parent or Merger Sub be obligated pursuant to the merger agreement to, and Rackspace will not without the prior written consent of Parent, (1) sell, divest, license or hold separate any capital stock or other equity or voting interests, assets (whether tangible or intangible), rights, products or businesses; or (2) take, or commit to take any action that, in each case, would be reasonably likely to (a) materially adversely impact the benefits expected to be derived by Parent as a result of the merger; or (b) impose material limitations on the ownership by Parent or any of its subsidiaries of all or a material portion of Rackspace's business or assets.

  HSR Act and U.S. Antitrust Matters

        Under the HSR Act, the merger cannot be completed until Rackspace and Parent file a Notification and Report Form with the FTC and the DOJ as required by the HSR Act, and the applicable waiting period has expired or been terminated. The parties filed a notification and report form with the FTC and DOJ on September 8, 2016. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30 calendar day waiting period following the parties' filing of their respective HSR Act notification forms (which waiting period, in relation to the merger, would expire at 11:59 p.m., Eastern time, on October 11, 2016) or the early termination of that waiting period. The DOJ or the FTC may extend the 30 day waiting period by issuing a Request for Additional Information (also known as a Second Request). If either agency issues a Second Request, the waiting period is extended until 30 days after both parties substantially comply with the request (but the waiting period may be extended further by agreement between the parties and the FTC or DOJ).

        At any time before or after consummation of the merger, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

  Foreign Competition Laws

        Rackspace and certain entities affiliated with Parent conduct business in Member States of the European Union. Council Regulation (EC) No. 139/2004, as amended, and accompanying regulations require notification of and approval by the European Commission of mergers or acquisitions involving parties with worldwide sales and European Union sales exceeding given thresholds before these mergers and acquisitions can be implemented.

        Pursuant to Council Regulation (EC) No. 139/2004, the European Commission has 25 business days from the day following the date of receipt of a complete notification, which period may be extended to 35 business days under certain circumstances, in which to consider whether the merger would significantly impede effective competition in the common market (as defined by European Community regulations) or a substantial part of it, in particular as a result of the creation or strengthening of a dominant position. By the end of that period, the European Commission must issue a decision either clearing the merger, which may be conditional upon satisfaction of the parties' undertakings, or opening an in-depth "Phase II" investigation. A Phase II investigation may last a maximum of an additional 125 business days. Additionally, the European Commission has the power to suspend the merger control review period each time it deems it requires additional information to complete its merger control assessment. It is possible that an investigation could result in a challenge to the merger based on European Union competition law or regulations.

        The completion of the merger is also subject to certain filing requirements and approvals under the competition laws of Israel. The Israeli Antitrust Authority has 30 calendar days from the receipt of a complete notification to consider whether the merger would significantly impede effective competition pursuant to the Restrictive Trade Practices Law, 5748-1988. That period can be extended under certain circumstances.

        The parties have agreed to file merger notifications, as applicable, with the appropriate regulators in each of the required foreign jurisdictions as promptly as reasonably practicable and advisable and work cooperatively toward expedited regulatory clearances.

  Other Regulatory Approvals

        One or more governmental bodies may impose a condition, restriction, qualification, requirement or limitation when it grants the necessary approvals and consents to the merger. Third parties may also seek to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, which actions could significantly impede or even preclude obtaining required regulatory approvals. There is currently no way to predict how long it will take to obtain all of the required regulatory approvals or whether such approvals will ultimately be obtained, and there may be a substantial period of time between the approval by Rackspace stockholders and the completion of the merger.

        Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the merger or require changes to the terms of the merger agreement. These conditions or changes could result in the conditions to the merger not being satisfied.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT

        We are asking you to approve the adoption of the merger agreement. For a summary of and detailed information regarding this proposal, see the information about the merger agreement throughout this proxy statement, including the information set forth under the sections of this proxy statement captioned "The Merger" and "The Merger Agreement." A copy of the merger agreement is attached as Annex A to this proxy statement. You are urged to read the merger agreement carefully and in its entirety.

The Rackspace Board unanimously recommends that you vote "FOR" this proposal.

 PROPOSAL 2: ADJOURNMENT OF THE SPECIAL MEETING

        We are asking you to approve a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. If Rackspace stockholders approve this proposal, we can adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including soliciting proxies from Rackspace stockholders that have previously returned properly signed proxies voting against adoption of the merger agreement. Among other things, approval of the adjournment proposal could mean that, even if we received proxies representing a sufficient number of votes against adoption of the merger agreement such that the proposal to adopt the merger agreement would be defeated, we could adjourn the special meeting without a vote on the adoption of the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the merger agreement. Additionally, we may seek to adjourn the special meeting if a quorum is not present, and the chairperson of the special meeting may also adjourn the special meeting for such purpose even if the Rackspace stockholders have not approved the proposal to adjourn the special meeting.

The Rackspace Board unanimously recommends that you vote "FOR" this proposal.

 PROPOSAL 3: APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF CERTAIN MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS ON A NON-BINDING, ADVISORY BASIS

        Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide Rackspace stockholders with the opportunity to vote, on a non-binding, advisory basis, on the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger, as disclosed in the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger—Golden Parachute Compensation."

        We are asking Rackspace stockholders to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Rackspace to our named executive officers in connection with the merger. These payments are set forth in the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers of in the Merger—Golden Parachute Compensation" and the accompanying footnotes. Except with respect to the Severance Plan, the various plans and arrangements pursuant to which these compensation payments may be made generally have previously formed part of Rackspace's overall compensation program for our named executive officers and previously have been disclosed to Rackspace stockholders as part of the Compensation Discussion and Analysis and related sections of our annual proxy statements. These historical arrangements were adopted and approved by the Compensation Committee of the Rackspace Board, which is composed solely of non-employee directors, and are believed to be reasonable and in line with marketplace norms.

        Accordingly, we are seeking approval of the following resolution at the special meeting:

        "RESOLVED, that the stockholders of Rackspace approve, on a non-binding, advisory basis, the compensation that will or may become payable to Rackspace's named executive officers in connection with the merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger—Golden Parachute Compensation" in Rackspace's proxy statement for the special meeting."

        Rackspace stockholders should note that this proposal is not a condition to completion of the merger, and as a non-binding, advisory vote, the result will not be binding on Rackspace, the Rackspace Board or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated our named executive officers will be eligible to receive the compensation that is based on or that otherwise relates to the merger in accordance with the terms and conditions applicable to those payments.

The Rackspace Board unanimously recommends that you vote "FOR" this proposal.

 PROPOSAL 4: ACCELERATION OF VESTING OF CERTAIN EQUITY AWARDS HELD BY RACKSPACE'S NON-EMPLOYEE DIRECTORS

        As described in the section of this proxy statement captioned "The Merger—Equity Interests of Rackspace's Executive Officers and Non-Employee Directors," Rackspace has a policy of granting an annual restricted stock unit award to its non-employee directors under the 2007 LTIP in connection with Rackspace's Annual Meeting of Stockholders. We refer to these grants as "Annual Non-Employee Director Grants." Each Annual Non-Employee Director Grant vests approximately one year from the grant date, subject to the non-employee director remaining in service with Rackspace through the vesting date. The last Annual Non-Employee Director Grant occurred in April 2016, in connection with Rackspace's 2016 Annual Meeting of Stockholders.

        Under the merger agreement, no Annual Non-Employee Director Grant will be assumed by Parent.

        The 2007 LTIP provides that each award issued thereunder will become fully vested and, if applicable, exercisable, if:

  •
  the successor corporation in a "change in control" of Rackspace does not assume or substitute for the award (which we refer to as the "Automatic Acceleration"); or

  •
  Rackspace terminates the employment of a 2007 LTIP participant without "cause" coincident with or during the 12-month period immediately following a "change in control" of Rackspace, (which we refer to as the "Double Trigger Acceleration").

        Under the terms of the merger agreement and as determined by Parent, at the closing of the merger, the service of each non-employee Rackspace director will terminate. In addition, it is not anticipated that any non-employee Rackspace director will become an employee of Rackspace. The completion of the merger will constitute a "change in control" under the 2007 LTIP.

        The 2007 LTIP permits the grant of awards to employees, directors and other service providers. However, Rackspace did not initially make grants under the 2007 LTIP to its non-employee directors and did not focus on the fact that non-employee directors are not technically in the "employment" of Rackspace. Rackspace reviewed the 2007 LTIP and related agreements in connection with the merger and, in doing so, recognized that the provisions related to the Double Trigger Acceleration provide for vesting acceleration when the "employment" of a 2007 LTIP participant terminates but arguably do not address how the vesting of an award is impacted when the service of a non-employee director terminates under the same circumstances.

        Although Rackspace believes that the intent of the 2007 LTIP is and has always been to provide full vesting acceleration of Annual Non-Employee Director Grants upon a termination of a non-employee director's service in connection with a "change of control" (including the completion of the merger) by virtue of the Double Trigger Acceleration, the Rackspace Board recognizes that the non-employee directors would be the beneficiaries of that interpretation. Accordingly, the Rackspace Board has elected to subject this result to a confirmatory vote of Rackspace stockholders. Similarly, although Parent determined not to assume the awards held by non-employee directors, thus triggering Automatic Acceleration, the Rackspace non-employee directors did not want to rely on that decision instead of submitting the acceleration of vesting of the Annual Non-Employee Director Grants to a vote of the Rackspace stockholders.

        It is against this background that this proposal to formally approve the full vesting acceleration of the Annual Non-Employee Director Grant is submitted for approval of the Rackspace stockholders. If Rackspace stockholders approve this proposal, then the vesting of each Annual Non-Employee Director Grant will be accelerated in full and the award will be cashed out in connection with the closing of the merger. If Rackspace stockholders do not approve this proposal, then each Annual Non-Employee Director Grant will be cancelled in connection with the closing of the merger for no consideration.

        The following table shows the Annual Non-Employee Director Grants held by each non-employee director and the amounts that such director would receive in respect of such grants if this proposal is approved and if it is not approved.

Name	Number of Shares Subject to Annual Non-Employee Director Grants Accelerating if Proposal Is Approved (#)	Amount Received if Proposal Is Approved ($)(1)	Number of Shares Subject to Annual Non-Employee Director Grants Accelerating if Proposal Is Not Approved (#)	Amount Received if Proposal Is Not Approved ($)
Fred Reichheld	10,568	338,176	—	—
Kevin Costello	10,568	338,176	—	—
John Harper	10,568	338,176	—	—
Graham Weston	10,568	338,176	—	—
Lewis J. Moorman	10,568	338,176	—	—
Ossa Fisher	10,568	338,176	—	—
Lila Tretikov	10,568	338,176	—	—

(1)
These amounts are the product of the corresponding number of shares in the "Number of Shares Subject to Annual Non-Employee Director Grants Accelerating if Proposal Is Approved" column multiplied by the per share merger consideration.

        The Rackspace Board believes that it is appropriate and in the best interests of Rackspace and its stockholders to accelerate the vesting and cash-out in full of the Annual Non-Employee Director Grants because:

  •
  These awards represent an important part of each director's compensation for serving on the Rackspace Board.

  •
  If these awards are cancelled for no consideration, the Rackspace non-employee directors will not receive the equity compensation that Rackspace intended to provide them.

  •
  The vesting of non-employee director stock awards in connection with a sale of a publicly held company is a customary and accepted practice.

  •
  If these awards are cancelled for no consideration, no benefit will be realized by the Rackspace stockholders.

        The approval of this proposal is not a condition to completion of the merger.

        The approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal present in person or represented by proxy at the special meeting. With respect to this proposal only, we will not consider any shares of common stock that are beneficially owned by a director or executive officer of Rackspace to be entitled to vote on the proposal.

The Rackspace Board unanimously recommends that you vote "FOR" this proposal.

THE MERGER AGREEMENT

        The following summary describes the material provisions of the merger agreement. The descriptions of the merger agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to read the merger agreement carefully and in its entirety because this summary may not contain all the information about the merger agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.

        The representations, warranties, covenants and agreements described below and included in the merger agreement (1) were made only for purposes of the merger agreement and as of specific dates; (2) were made solely for the benefit of the parties to the merger agreement; (3) may be subject to important qualifications, limitations and supplemental information agreed to by Rackspace, Parent and Merger Sub in connection with negotiating the terms of the merger agreement; and (4) may also be subject to a contractual standard of materiality different from those generally applicable to reports and documents filed with the SEC and in some cases were qualified by confidential matters disclosed to Parent and Merger Sub by Rackspace in connection with the merger agreement. In addition, the representations and warranties may have been included in the merger agreement for the purpose of allocating contractual risk between Rackspace, Parent and Merger Sub rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Further, the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise. Rackspace stockholders are not third-party beneficiaries under the merger agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Rackspace, Parent or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement. None of the representations and warranties will survive the closing of the merger, and, therefore, they will have no legal effect under the merger agreement after the effective time. In addition, you should not rely on the covenants in the merger agreement as actual limitations on the respective businesses of Rackspace, Parent and Merger Sub, because the parties may take certain actions that are either expressly permitted in the confidential disclosure letters to the merger agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The merger agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide you with any other factual information regarding Rackspace, Parent, Merger Sub or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the merger agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Rackspace and our business.

Closing and Effective Time of the Merger

        The closing of the merger will take place on (1) a date to be agreed upon by Parent, Merger Sub and Rackspace that is no later than the third business day after the satisfaction or waiver (to the extent permitted under the Merger Agreement) of the last to be satisfied or waived of the closing conditions of the merger (as described in the section of this proxy statement captioned "The Merger Agreement—Conditions to the Closing of the Merger"), other than conditions that by their terms are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of each of such conditions, or (2) such other time agreed to in writing by Rackspace, Parent and Merger Sub. Notwithstanding the

foregoing, if the marketing period (as described in the section of this proxy statement captioned "The Merger Agreement—Efforts to Close the Merger—Marketing Period Cooperation and Efforts") has not ended at the time of satisfaction or waiver of the last to be satisfied or waived of the conditions to closing of the merger, other than conditions that by their terms are to be satisfied at the closing of the merger, then closing will occur on the earlier of (1) any business day during such marketing period specified by Parent to Rackspace on no less than two business days' prior written notice to Rackspace; and (2) the third business day after the final day of the marketing period, subject to certain terms and conditions set forth in the Merger Agreement. On the closing date, the parties will file a certificate of merger with the Secretary of State of the State of Delaware as provided under the DGCL. The merger will become effective upon the filing and acceptance of that certificate of merger, or at a later time as may be agreed to in writing by the parties and specified in such certificate of merger.

Effects of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers

        The merger agreement provides that, subject to the terms and conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger, (1) Merger Sub will be merged with and into Rackspace; (2) the separate corporate existence of Merger Sub will cease and (3) Rackspace will continue as the surviving corporation in the merger and a wholly owned subsidiary of Parent. At the effective time of the merger, all of the property, rights, privileges, powers and franchises of Rackspace and Merger Sub will vest in the surviving corporation, and all of the debts, claims, liabilities, obligations and duties of Rackspace and Merger Sub will become the debts, claims, liabilities, obligations and duties of the surviving corporation.

        At the effective time of the merger, the certificate of incorporation of Rackspace as the surviving corporation will be amended and restated in its entirety to read as set forth in an exhibit to the merger agreement, and the bylaws of Merger Sub, as in effect immediately prior to the effective time of the merger, will be amended and restated in their entirety to read as set forth in an exhibit to the merger agreement will become the bylaws of the surviving corporation, until thereafter amended or restated.

        The parties will take all necessary actions so that at the effective time of the merger, the board of directors of the surviving corporation will consist of the directors of Merger Sub as of immediately prior to the effective time of the merger, to hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until their successors are duly elected or appointed and qualified. The parties will take all necessary action so that at the effective time of the merger, the officers of Rackspace as of immediately prior to the effective time of the merger will be the officers of the surviving corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until their successors are duly appointed.

Conversion of Shares

  Common Stock

        At the effective time of the merger, each outstanding share of common stock (other than shares (1) held by Rackspace as treasury stock; (2) owned by Parent, Merger Sub or their respective direct or indirect subsidiaries; or (3) owned by each Rackspace stockholder who has properly made a demand for appraisal under Delaware law and has neither effectively withdrawn, failed to perfect, waived or otherwise lost such stockholder's right to appraisal with respect to such shares) will be cancelled and automatically converted into the right to receive cash in an amount equal to the per share merger consideration (which is $32.00 per share, without interest thereon and subject to applicable withholding taxes) (or, in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the terms of the merger agreement).

        At the effective time of the merger, each outstanding share of common stock that is (1) held by Rackspace; or (2) owned by Parent or Merger Sub, or their respective direct or indirect subsidiaries, will be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

  Equity Awards; ESPP

        The merger agreement provides that Rackspace's equity awards that are outstanding immediately prior to the effective time of the merger will be subject to the following treatment at the effective time of the merger:

  Stock Options

        At the effective time of the merger, each company option outstanding and unexercised as of immediately prior to the effective time of the merger, whether vested or unvested, will be cancelled and converted into a right to receive the option consideration less any applicable withholding taxes.

        If the per share exercise price of any company option, whether vested or unvested, is equal to or greater than the per share merger consideration, such company option will be cancelled as of the effective time of the merger without any cash payment and will have no further effect.

  Stock-Based Awards

        At the effective time of the merger, each company stock-based award outstanding as of immediately prior to the effective time of the merger, to the extent vested (which generally includes unvested time-vesting company stock-based awards that are otherwise scheduled to vest by their terms on or before December 31, 2016, as discussed in the following paragraph) and, if applicable, unexercised, will be cancelled and converted into the right to receive the company stock-based award consideration less any applicable withholding taxes.

        At the effective time of the merger, each unvested time-vesting company stock-based award will be cancelled and converted into a right to receive an amount in cash, without interest, equal to the company stock-based award consideration in respect of such unvested time-vesting company stock-based award, generally payable in semi-annual installments following the effective time of the merger depending on the original vesting schedule of the corresponding company stock-based award and the title (as of immediately prior to the effective time of the merger) of the holder of such award, as follows:

Senior Vice President and Above

Original Vest Date	Payment Date
January 1, 2017 - June 30, 2018	January 1, 2017
July 1, 2018 - December 31, 2018	July 1, 2017
January 1, 2019 - June 30, 2019	January 1, 2018
July 1, 2019 - December 31, 2019	July 1, 2018
January 1, 2020 - December 31, 2020	January 1, 2019

 Vice President and Below

Original Vest Date	Payment Date
January 1, 2017 - June 30, 2017	January 1, 2017
July 1, 2017 - June 30, 2018	July 1, 2017
July 1, 2018 - December 31, 2018	January 1, 2018
January 1, 2019 - December 31, 2019	July 1, 2018
January 1, 2020 - December 31, 2020	January 1, 2019

        Unvested time-vesting company stock-based awards that are scheduled to vest by their terms on or before December 31, 2016, generally will fully vest as of immediately prior to the effective time of the merger and will be subject to the vested stock-based award treatment rather than the unvested stock-based award treatment.

        With respect to each performance company stock-based award that was granted (1) after August 22, 2013, the applicable performance metrics will be deemed to have been satisfied as to 100% of the target number of shares of common stock subject to such performance company stock-based award as of immediately prior to the effective time of the merger, regardless of when the performance period ends, with each such performance company stock-based award granted (a) prior to December 1, 2015, subject to the vested stock-based award treatment; and (b) on or after December 1, 2015, subject to the unvested stock-based award treatment; and (2) on August 22, 2013, such performance company stock-based award will be treated in accordance with its terms.

        The receipt of the company stock-based award consideration in respect of such unvested time-vesting company stock-based awards and unvested performance company stock-based awards, in each case, that are subject to the unvested stock-based award treatment is generally subject to the recipient's continued employment following the effective time of the merger, except that any then-unpaid portion of a recipient's company stock-based award consideration generally will become immediately payable if such recipient's termination of employment (whenever occurring) is either (1) without Cause (as defined in the 2007 LTIP); or (2) for Good Reason (as defined in either (a) the Severance Plan, if the recipient is a participant in the Severance Plan as of immediately prior to such employee's termination date; or (b) an effective employment agreement between such employee and Rackspace, the surviving corporation or their affiliates in all other cases) (for the avoidance of doubt, clause (2) shall not apply to any employee who as of immediately prior to such employee's termination of employment is neither a participant in the Severance Plan nor is party to an effective employment agreement that contains a definition of "Good Reason"). However, before the effective time of the merger, Rackspace may provide different vesting terms for any employee that are no more favorable to such employee than the terms described above. Any payments of stock-based award consideration in respect of unvested time-vesting company stock-based awards and unvested performance company stock-based awards will be subject to any applicable withholding taxes.

        Parent will not assume, substitute or convert any company stock-based award that is outstanding and, if applicable, unexercised, as of immediately prior to the effective time of the merger and that is held by a non-employee member of the Rackspace Board. Each company stock-based award that is outstanding, and, if applicable, unexercised, as of immediately prior to the effective time and that is held by a non-employee member of the Rackspace Board will, subject to the approval of the Rackspace stockholders (excluding, for this purpose, any shares of common stock beneficially held by such non-employee members of the Rackspace Board) be fully vested as of immediately prior to the effective time and will be subject to the vested stock-based award treatment.

  ESPP

        Pursuant to the terms of the merger agreement, the Rackspace Board has adopted resolutions, and has amended the terms of the ESPP as necessary, (1) providing, or in order to provide, that each individual participating in the final offering will not be permitted to (a) increase his or her payroll contribution rate pursuant to the ESPP from the rate in effect when that purchase period commenced; or (b) make separate non-payroll contributions to the ESPP on or following the date of the merger agreement, except as may be required by applicable law; (2) ensuring that, except for the final offering, no offering period under the ESPP will be authorized or commenced on or after the date of the merger agreement; (3) if the closing of the merger will occur prior to the end of the final offering, providing each individual participating in the final offering with notice of the transactions contemplated by the merger agreement prior to the closing of the merger; (4) causing the final offering to end no later than one business day prior to the closing of the merger; (5) making any pro rata adjustments that may be necessary to reflect the shortened final offering Purchase Period, but otherwise treat such shortened final offering Purchase Period as a fully effective and completed Purchase Period for all purposes pursuant to the ESPP; (6) causing each ESPP participant's accumulated contributions under the ESPP to be used to purchase shares of common stock in accordance with the ESPP as of the end of the final offering; (7) providing that the applicable purchase price for the common stock will not be decreased below the levels set forth in the ESPP as of the date of the merger agreement; (8) ensuring that no further rights are granted under the ESPP after the effective time of the merger; and (9) effective as of the effective time of the merger (but subject to the consummation of the merger), terminating the ESPP.

Payment Agent, Exchange Fund and Exchange and Payment Procedures

        Prior to the closing of the merger, Parent will select a bank or trust company reasonably acceptable to Rackspace (which we refer to as the "payment agent") to make payments of the merger consideration to Rackspace stockholders. At or prior to the closing of the merger, Parent will deposit (or cause to be deposited) with the payment agent cash that, when taken together with the amount to be deposited by Rackspace as described below, is sufficient in the aggregate to pay the aggregate per share merger consideration to Rackspace stockholders in accordance with the merger agreement. At the closing of the merger, after all of the conditions to closing of the merger have been satisfied (other than those which by their terms are to be satisfied at closing) or waived and after Parent has confirmed in writing that it will consummate the closing of the merger, then Rackspace will, in consultation with and in accordance with the directions having been given by Parent, deposit (or cause to be deposited) with the payment agent an amount of cash of Rackspace and its subsidiaries designated by Parent, if any, which amount will not exceed the cash balances of Rackspace and its subsidiaries that are not being used for other purposes and that are available to be utilized in respect of the payment of the merger consideration under the merger agreement.

        Promptly (and in any event within three business days) following the effective time of the merger, the payment agent will mail to each holder of record (as of immediately prior to the effective time of the merger) of a certificate that immediately prior to the effective time of the merger represented outstanding shares of common stock (subject to certain exceptions) whose shares of common stock were converted into the right to receive the consideration payable in respect thereof under the merger agreement, a letter of transmittal and instructions advising Rackspace stockholders how to surrender stock certificates in exchange for the per share merger consideration. Upon receipt of (1) surrendered certificates for cancellation (or an appropriate affidavit for lost, stolen or destroyed certificates, together with any required bond); and (2) a duly completed and signed letter of transmittal and such other documents as may be reasonably required in accordance with such material and instructions, the holder of such certificate will be entitled to receive an amount in cash equal to the product of (a) the number of shares represented by such certificate and (b) the per share merger consideration in exchange therefor, without interest. The amount of any per share merger consideration paid to Rackspace stockholders may be reduced by any applicable withholding taxes.

        Notwithstanding the foregoing, any holder of shares of common stock held in book-entry form (which we refer to as "uncertificated shares") will not be required to deliver a certificate or an executed letter of transmittal (as both are described above) to the payment agent to receive the consideration payable in respect thereof. In lieu thereof, each holder of record (as of immediately prior to the effective time of the merger) of uncertificated shares that immediately prior to the effective time of the merger represented an outstanding share of common stock (subject to certain exceptions) will, upon receipt of an "agent's message" in customary form at the effective time of the merger, be entitled to receive, and the payment agent will pay and deliver as promptly as practicable, an amount in cash equal to the product of (1) the number of uncertificated shares held by such stockholder and (2) the per share merger consideration. The amount of consideration paid to such Rackspace stockholders will not include interest and may be reduced by any applicable withholding taxes.

        If any cash deposited with the payment agent is not claimed within one year following the effective time of the merger, such cash will be returned to Parent upon demand, and any Rackspace stockholders as of immediately prior to the merger who have not complied with the exchange procedures in the merger agreement will thereafter look only to Parent for satisfaction of their claims for payment (subject to abandoned property law, escheat law or similar law). None of Parent, Merger Sub, Rackspace, the surviving corporation or the payment agent will be liable to any Rackspace stockholder with respect to any cash amounts properly paid to a public official pursuant to any applicable abandoned property law, escheat law or similar law.

        The letter of transmittal will include instructions if a Rackspace stockholder has lost a share certificate or if such certificate has been stolen or destroyed. In the event that any share certificates have been lost, stolen or destroyed, then the payment agent will issue the per share merger consideration to such holder upon the making by such holder of an affidavit for such lost, stolen or destroyed certificate. Parent or the payment agent may, in its discretion and as a condition precedent to the payment of the per share merger consideration, require such stockholder to deliver a bond in such amount as Parent or the payment agent may direct as indemnity against any claim that may be made against Parent, the surviving corporation or the payment agent with respect to such certificate.

Representations and Warranties

        The merger agreement contains representations and warranties of Rackspace, Parent and Merger Sub.

        Some of the representations and warranties in the merger agreement made by Rackspace are qualified as to "materiality" or "Company Material Adverse Effect." For purposes of the merger agreement, "Company Material Adverse Effect" means, with respect to Rackspace, any change, event, violation, inaccuracy, effect or circumstance (which we refer to as an "Effect") that, individually or that taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, (1) has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial or other condition or results of operations of Rackspace and its subsidiaries, taken as a whole; or (2) would reasonably be expected to prevent or materially impair or materially delay the consummation of the merger, except that, solely with respect to clause (1) above, none of the following (by itself or when aggregated) to the extent occurring after the date of the merger agreement will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur:

  •
  changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally (except to the extent that such Effect has had a disproportionate adverse effect on Rackspace relative to other companies operating in the industries in which Rackspace and its subsidiaries conduct business), in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  changes in conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including (1) changes in interest rates or credit ratings in the United States or any other country; (2) changes in exchange rates for the currencies of any country; or (3) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world (except, in each case, to the extent that such Effect has had a disproportionate adverse effect on Rackspace relative to other companies operating in the industries in which Rackspace and its subsidiaries conduct business), in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  changes in conditions in the industries in which Rackspace and its subsidiaries conduct business (except to the extent that such Effect has had a disproportionate adverse effect on Rackspace relative to other companies operating in the industries in which Rackspace and its subsidiaries conduct business), in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  changes in regulatory, legislative or political conditions in the United States or any other country or region in the world (except to the extent that such Effect has had a disproportionate adverse effect on Rackspace relative to other companies operating in the industries in which Rackspace and its subsidiaries conduct business), in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, terrorism or military actions) in the United States or any other country or region in the world (except to the extent that such Effect has had a disproportionate adverse effect on Rackspace relative to other companies operating in the industries in which Rackspace and its subsidiaries conduct business), in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world (except to the extent that such Effect has had a disproportionate adverse effect on Rackspace relative to other companies operating in the industries in which Rackspace and its subsidiaries conduct business), in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  any effect resulting from the public announcement of the merger agreement or the pendency of the merger (including the impact thereof on the relationships, contractual or otherwise, of Rackspace and its subsidiaries with employees, suppliers, customers, partners, vendors or any other third person) (other than for purposes of certain representations and warranties, and certain related terms and conditions, concerning conflicts due to the performance of the merger agreement);

  •
  any action taken or refrained from being taken by Rackspace at the request or with the consent of Parent pursuant to this merger agreement, in each case after disclosure by Rackspace to Parent and Merger Sub of all material and relevant facts and information to the knowledge of Rackspace;

  •
  any action taken or refrained from being taken, in each case to which Parent has expressly approved, consented to or requested in writing following the date of the merger agreement, after disclosure to Parent and Merger Sub by Rackspace of all material and relevant facts and information to the knowledge of Rackspace;

  •
  changes or proposed changes in GAAP or other accounting standards or law (or the enforcement or interpretation of any of the foregoing);

  •
  changes in the price or trading volume of our common stock or our indebtedness, in each case in and of itself (it being understood that any cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

  •
  any failure, in and of itself, by Rackspace and its subsidiaries to meet (1) any public estimates or expectations of Rackspace's revenue, earnings or other financial performance or results of operations for any period; or (2) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that any cause of any such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

  •
  the availability or cost of equity, debt or other financing to Parent or Merger Sub; and

  •
  the initiation or pendency of any transaction litigation or other legal proceeding threatened, made or brought by any current or former Rackspace stockholders (on their own behalf or on behalf of Rackspace) against Rackspace, any of its executive officers or other employees or any member of the Rackspace Board arising out of the merger or any other transaction contemplated by the merger agreement.

        In the merger agreement, Rackspace has made customary representations and warranties to Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. These representations and warranties relate to, among other things:

  •
  due organization, valid existence, standing, corporate power, authority, possession of all permits and qualification and licenses to do business, in each case, with respect to Rackspace and its subsidiaries;

  •
  the certificate of incorporation and bylaws of Rackspace;

  •
  the identity and capitalization of each Rackspace subsidiary;

  •
  the capitalization of Rackspace, including (1) the authorized capital stock; (2) the number of issued and outstanding capital stock, company stock-based awards and company options; and (3) the valid issuance of all shares of company common stock;

  •
  the absence of (1) any undisclosed capital stock or voting securities of Rackspace; (2) any undisclosed securities convertible into or exchangeable or exercisable for shares of capital stock or other equity in Rackspace; (3) any undisclosed subscriptions, options, warrants, calls or other rights or binding arrangements to acquire from Rackspace any capital stock or other equity interest in Rackspace or its subsidiaries; (4) any outstanding restricted shares, calls, restricted share units, stock appreciation rights, performance shares, contingent value rights, "phantom" stock or similar securities; and (5) certain obligations or arrangements with respect to the company's capital stock or investments in, or assumption of liabilities or obligations of, any other person;

  •
  the absence of any contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any of Rackspace's securities;

  •
  corporate power and authority to execute and deliver the merger agreement, to perform Rackspace's obligations thereunder, to consummate the merger, and the enforceability of the merger agreement;

  •
  the approval and recommendation of the Rackspace Board and the absence of any corporate proceedings or actions on the part of Rackspace necessary to consummate the merger other than the filing of the certificate of merger and the adoption of the merger agreement by Rackspace's stockholders;

  •
  the inapplicability of anti-takeover statutes to the merger and the absence of any stockholder rights plan;

  •
  the absence of, among other things, (1) any conflict with; (2) any requirement to deliver notice or seek the consent of any person under; (3) any violation, breach of or default under; or (4) the creation of any lien upon the properties or assets of Rackspace or its subsidiaries under, any organizational documents, existing material contracts, company permits or laws applicable to Rackspace or its subsidiaries, in each case, as a result of Rackspace's execution and delivery of the merger agreement, performance of its obligations thereunder or the consummation of the merger;

  •
  required consents, approvals, clearances, waivers, permit, orders, registrations, declarations, notices or filings of or to any governmental or regulatory authority in connection with the execution and delivery of the merger agreement, performance of its obligations thereunder or the consummation of the merger;

  •
  the accuracy and sufficiency of Rackspace's financial statements and SEC filings;

  •
  the absence of specified undisclosed liabilities;

  •
  compliance by Rackspace, and Rackspace's chief executive officer and chief financial officer, with the Sarbanes Oxley Act of 2002 since January 1, 2014;

  •
  Rackspace's internal accounting controls and procedures;

  •
  Rackspace's disclosure controls and procedures;

  •
  Rackspace's off-balance sheet arrangements;

  •
  the absence of certain Exchange Act reporting obligations for any Rackspace subsidiary since January 1, 2014;

  •
  the absence of any Company Material Adverse Effect, the conduct of the business of Rackspace and its subsidiaries in all material respects in the ordinary course and the non-occurrence of certain other events, in each case, since January 1, 2016;

  •
  tax matters;

  •
  benefits matters and compliance with the Employee Retirement Income Security Act of 1974;

  •
  the absence of legal proceedings or orders pending or threatened against Rackspace or any of its subsidiaries and the absence of any inquiry, investigation or review by any governmental authority;

  •
  compliance with applicable laws and permits by Rackspace and its subsidiaries since January 1, 2014;

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  environmental matters;

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  Rackspace's material contracts;

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  real property owned, leased or subleased by Rackspace and its subsidiaries;

  •
  trademarks, patents, copyrights and other intellectual property matters;

  •
  agreements with regulatory agencies;

  •
  labor matters;

  •
  payment of fees to brokers in connection with the merger agreement;

  •
  the rendering of Goldman Sachs' fairness opinion to the Rackspace board;

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  insurance matters;

  •
  subject to stated exceptions, the absence of any transactions, relations or understandings between Rackspace or any of its subsidiaries and any affiliate or related person;

  •
  compliance with anti-corruption and international trade laws, including the Foreign Corrupt Practices Act;

  •
  the absence of any written communication or written notice from top Rackspace customers (1) changing, modifying or reducing, or stating an intention to change, modify or reduce its business relationships with Rackspace; or (2) notifying Rackspace that such customer will fail to perform its obligations under any of its material contracts with Rackspace or any of its subsidiaries;

  •
  the identity and adequacy of facilities and operations of Rackspace;

  •
  the requisite vote of Rackspace stockholders in connection with the merger agreement;

  •
  indemnification agreements with current or former directors, officers and employees to which Rackspace and its subsidiaries are party; and

  •
  the solvency of Rackspace.

        In addition, in the merger agreement, Rackspace acknowledges that Parent and Merger Sub have not made any representations or warranties other than those expressly set forth in the merger agreement, and expressly disclaims reliance on any representation, warranty or other information regarding Parent and Merger Sub, except Parent and Merger Sub's express representations in the merger agreement.

        In the merger agreement, Parent and Merger Sub have made customary representations and warranties to Rackspace that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. These representations and warranties relate to, among other things:

  •
  due organization, valid existence, standing, corporate power, authority, possession of all permits and qualification and licenses to do business, in each case, with respect to Parent and Merger Sub;

  •
  the certificate of incorporation and bylaws of Parent and Merger Sub;

  •
  Parent's and Merger Sub's corporate authority to execute and deliver the merger agreement, to perform their respective obligations thereunder, to consummate the merger, and the enforceability of the merger agreement;

  •
  the absence of, among other things, (1) any conflict with; (2) any violation of or default under; or (3) the creation of any lien upon the properties or assets of Parent or Merger Sub under, any organizational documents, existing contracts or permits or laws applicable to Parent or Merger Sub, in each case, as a result of Parent or Merger Sub's execution and delivery of the merger agreement, performance of their obligations thereunder or the consummation of the merger;

  •
  required consents, approvals, clearances, waivers, permit, orders, registrations, declarations, notices or filings of or to any governmental or regulatory authority in connection with execution and delivery of the merger agreement, performance of its obligations thereunder or the consummation of the merger;

  •
  the absence of legal proceedings or orders pending or threatened against Parent or Merger Sub and the absence of any inquiry, investigation or review by any governmental authority;

  •
  the ownership of capital stock of Rackspace;

  •
  the operations of Parent and Merger Sub;

  •
  the absence of a requirement for the vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent in respect of the merger that has not been obtained prior to the date of the merger agreement;

  •
  the payment of fees to brokers in connection with the merger agreement;

  •
  the validity of the guaranty provided by the guarantors in respect of certain obligations of Parent under the merger agreement;

  •
  matters with respect to Parent's financing, including Parent's sufficiency of funds;

  •
  the absence of certain stockholder and management arrangements in relation to the merger agreement;

  •
  the absence of any ownership interest on the part of Parent, Merger Sub or any of their respective affiliates in any person that derives a substantial portion of its revenues from products, services or lines of business within the Rackspace's principal products, services or lines of business; and

  •
  the solvency of Parent and Merger Sub.

        In addition, in the merger agreement, Parent and Merger Sub acknowledge that Rackspace has not made any representations or warranties other than those expressly set forth in the merger agreement, and expressly disclaim reliance on any representation, warranty or other information regarding Rackspace, except Rackspace's express representations in the merger agreement.

        The representations and warranties contained in the merger agreement will not survive the consummation of the merger.

Conduct of Business Pending the Merger

        The merger agreement provides that, except as (1) expressly contemplated by the merger agreement; (2) approved by Parent (which approval will not be unreasonably withheld, conditioned or delayed); or (3) disclosed in the confidential disclosure letter provided by Rackspace to Parent and Merger Sub in connection with the merger agreement, during the period of time between the date of the merger agreement and the effective time of the merger (or earlier termination of the merger agreement), Rackspace will, and will cause each of its subsidiaries to:

  •
  use its respective reasonable best efforts to maintain its existence in good standing pursuant to applicable law;

  •
  subject to the restrictions and exceptions in the merger agreement, conduct its business and operations in the ordinary course of business; and

  •
  use its reasonable best efforts to preserve intact its material assets, properties, contracts, licenses and business organizations, keep available the services of its current officers and key employees, and preserve the current relationships with customers, suppliers, distributors, lessors, licensors, licensees, creditors, contractors, governmental authorities and other persons with which it or its subsidiaries has business relations.

        In addition, Rackspace has also agreed that, except as (1) expressly contemplated by the merger agreement; (2) approved by Parent (which approval will not be unreasonably withheld, conditioned or delayed, except that in relation to certain actions specified in the merger agreement, Parent's consent may be given, conditioned or withheld in its sole discretion); or (3) disclosed in the confidential disclosure letter provided by Rackspace to Parent and Merger Sub in connection with the merger agreement, during the period of time between the date of the merger agreement and the effective time of the merger (or earlier termination of the merger agreement), Rackspace will not, and will cause each of its subsidiaries not to, among other things:

  •
  amend, adopt any amendment to or otherwise change the organizational documents of Rackspace or any of its subsidiaries;

  •
  propose or adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

  •
  issue, sell, deliver or grant (or authorize or agree to do any of the foregoing) any shares of capital stock or any options, warrants, commitments, subscriptions or rights to purchase any similar capital stock or securities of Rackspace or any of its subsidiaries, subject to certain exceptions including, but not limited to, the issuance and sale of shares of common stock pursuant to company stock-based awards or company options outstanding as of the 5:00 p.m., Eastern time, on August 22, 2016, or in connection with agreements in effect on the date of the merger agreement;

  •
  directly or indirectly acquire, repurchase or redeem any securities, subject to certain exceptions;

  •
  acquire (by merger, consolidation or acquisition of stock or assets or otherwise) any other person or any material equity interest therein;

  •
  acquire, or agree to acquire, fee ownership (or its jurisdictional equivalent) of any real property;

  •
  enter into any understanding, arrangement or contract with respect to the voting or registration of the shares of Rackspace's or its subsidiaries' capital stock or other securities, equity interests or ownership interests;

  •
  enter into any new line of business outside of Rackspace's existing business as of the date of the merger agreement;

  •
  sell, transfer or otherwise dispose of (whether by merger, consolidation or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof;

  •
  other than the special meeting being convened for the purposes of approving the merger agreement and related proposals, convene any special meeting (or any adjournment thereof) of the Rackspace stockholders;

  •
  adjust, split, reverse split, consolidate, subdivide, combine or reclassify any shares of capital stock or other ownership interests of Rackspace or any of its subsidiaries (or any warrants, options or other rights to acquire the foregoing), or issue or authorize or propose the issuance of any other Rackspace securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interest;

  •
  declare, set aside, establish a record date for, authorize or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof), subject to certain exceptions;

  •
  pledge, encumber or modify the terms of any shares of Rackspace capital stock or other equity or voting interest;

  •
  (1) incur, assume, suffer or modify the terms of any indebtedness or issue debt securities (subject to certain stated exceptions); (2) assume, guarantee or otherwise become liable for the obligations of any person other than its subsidiaries; (3) make any loans, advances or capital contributions to, or investments in any person (except for extensions of credit to customers and advances to directors, officers, and other employees) except as made in the ordinary course of business consistent with past practice and as would not have a material cost to Rackspace or its subsidiaries; or (4) mortgage, pledge, or otherwise encumber or suffer any lien on any assets;

  •
  except as required by applicable law or any Rackspace benefit plan in effect as of the date of the merger agreement, (1) enter into, adopt, amend (including accelerating the vesting, exercisability or payment of, or waiving or releasing conditions under), increase benefits provided under, modify, fund payment or benefits under, renew, announce or terminate any Rackspace benefit plan (or commit to do any of such actions) in any manner, or pay or provide any compensation or benefit to any current or former director, officer, employee, consultant, or independent contractor, in each case, except in the ordinary course of business consistent with past practice and as would not have a material cost to Rackspace or its subsidiaries; (2) increase the compensation payable or provided to any current or former director, officer, employee, consultant, or independent contractor, except for increases in compensation of no more than 5% for employees below the level of vice president made in the ordinary course of business and consistent with past practice (including with respect to the time of year at which increases have historically occurred); (3) hire any employee, consultant, or independent contractor whose annual target cash compensation opportunity exceeds $200,000; (4) pay any performance-based amount or benefit (including in respect of company stock-based awards) in excess of the amount earned based on actual performance; (5) terminate the employment of any officer or key executive of Rackspace or any of its subsidiaries unless for "cause," or terminate a material number of employees in the aggregate; (6) adopt, enter into, amend or terminate any collective bargaining agreement, labor union contract, trade union agreement, or foreign works council contract; or (7) take any action to accelerate the vesting or payment of any company stock-based award or company option;

  •
  settle, release, assign, waive or compromise any pending or threatened material legal proceeding (other than certain stated exceptions);

  •
  except as required by applicable law, (1) change any tax accounting method to be inconsistent with past practice or change any annual tax accounting period; (2) make, change or revoke any material tax election; (3) settle or compromise any material tax claims; (4) consent to any extension or waiver of any limitation period to with respect to any material tax claim or assessment; (5) file any material amended tax returns; or (6) take certain other specified actions with respect to taxes;

  •
  incur, authorize or commit to incur any capital expenditures, other than capital expenditures that (1) are consistent with the capital expenditure budget set forth in the confidential disclosure letter to the merger agreement; or (2) do not exceed such budget by more than $20,000,000;

  •
  enter into, modify, amend, extend, fail to perform the terms of or terminate (1) any contract such that a Company Material Adverse Effect would occur; (2) any contract that if entered into prior to the date of the merger agreement would be a specified type of material contract; or (3) a material contract or lease.

  •
  maintain insurance at less than current levels;

  •
  engage in certain transactions, agreements, arrangements or understandings with an affiliate or related person of Rackspace;

  •
  effect certain layoffs;

  •
  grant material refunds, credits, rebates or other allowances to any end user, customer, reseller or distributor, in each case other than in the ordinary course of business;

  •
  waive, release, grant, encumber or transfer any right of material value other than in the ordinary course of business;

  •
  sell, assign, transfer, lease, license (other than non-exclusive licenses in the ordinary course of business), pledge, encumber, abandon (except in the ordinary course of business consistent with past practice), allow to lapse or otherwise dispose of any rights in material owned intellectual property;

  •
  enter into or adopt any "poison pill" or similar stockholder rights plan;

  •
  except as required by applicable law or GAAP, other than in the ordinary course of business revalue in any material respect any of its properties or assets or make any changes in any of its accounting principles or practices; or

  •
  enter into, authorize or commit to enter into, an agreement to take any of the foregoing actions.

No Solicitation of Other Offers

        Under the merger agreement, from the date of the merger agreement until the effective time of the merger (or the earlier termination of the merger agreement), Rackspace has agreed to immediately cease and cause to be terminated any activities, discussions or negotiations with, and terminate any data room or other diligence access of, any person, its affiliates and its representatives relating to an acquisition transaction (as defined below) and to request that any person who executed a confidentiality agreement in connection with its consideration of acquiring Rackspace to promptly return or destroy all non-public information furnished to such person by or on behalf of Rackspace prior to the date of the merger agreement.

        Under the terms of the merger agreement, from the date of the merger agreement until the effective time of the merger (or the earlier termination of the merger agreement), Rackspace and its subsidiaries and its and their respective representatives will not, and will not permit or direct any of its or its subsidiaries' representatives to, directly or indirectly:

  •
  solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal that constitutes, or is reasonably expected to lead to, an acquisition proposal (as defined below);

  •
  furnish or otherwise provide access to any non-public information regarding, or to the business, properties, assets, books, records or personnel of, Rackspace or its subsidiaries to any person (other than Parent, Merger Sub or any of their respective designees) in any case in connection with any acquisition proposal, or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist an acquisition proposal or the making of any proposal that would reasonably be expected to lead to an acquisition proposal;

  •
  participate, or engage in discussions or negotiations, with any person with respect to an acquisition proposal or with respect to any inquiries from third parties relating to the making of an acquisition proposal;

  •
  approve, endorse, or recommend any proposal that constitutes, or is reasonably expected to lead to, an acquisition proposal;

  •
  enter into an alternative acquisition agreement (as defined below);

  •
  fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any class of securities of Rackspace or any of its subsidiaries unless the Rackspace Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law, except, that Rackspace will be permitted to waive any provision of any standstill or confidentiality agreement only to the extent that such provision prohibits a confidential proposal being made to the Rackspace Board; or

  •
  authorize or commit to do any of the above.

        Notwithstanding these restrictions, prior to the adoption of the merger agreement by Rackspace stockholders and after entering into an acceptable confidentiality agreement, Rackspace and the Rackspace Board (or a committee thereof) may, directly or indirectly through one or more of their representatives, following the execution of an acceptable confidentiality agreement: (1) participate or engage in discussions or negotiations with; (2) furnish any non-public information in relation to Rackspace or any of its subsidiaries to; or (3) afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Rackspace or any of its subsidiaries, to any person or its representatives that has made or delivered to Rackspace a bona fide written acquisition proposal if: (1) Rackspace, its subsidiaries and its and their respective representatives have not breached any of the non-solicitation restrictions above with respect to the acquisition proposal or such person; (2) the Rackspace Board (or a committee thereof) determines in good faith, after consultation with its financial advisor and its outside legal counsel, that such acquisition proposal constitutes or is reasonably likely to lead to a superior proposal (as defined below); (3) the Rackspace Board determines in good faith, after consultation with its outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law; and (4) Rackspace substantially contemporaneously makes available to Parent any non-public information concerning Rackspace and its subsidiaries that is provided to such person or its representatives that was not previously made available to Parent.

        If Rackspace, its subsidiaries or its or their representatives receives an acquisition proposal (as defined below), an inquiry from any person related to making a potential acquisition proposal or any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with Rackspace or its representatives at any time prior to the earlier to occur of the termination of the merger agreement and the effective time of the merger, Rackspace must promptly (and in all events by the later of 24 hours from the receipt thereof, and 5:00 p.m. Eastern time on the next business day) advise Parent of such acquisition proposal or request, including the identity of the person making such proposal, inquiry, request or offer and the material terms and conditions thereof (including copies of any written documentation setting forth such terms). Thereafter, Rackspace must keep Parent reasonably informed, on a prompt basis, of the status and terms of any such offers or proposals (including any amendments thereto) and the status of any such discussions or negotiations.

        For purposes of this proxy statement and the merger agreement:

  •
  an "acquisition proposal" is any offer or proposal (other than an offer or proposal by Parent or Merger Sub) relating to an acquisition transaction;

  •
  an "acquisition transaction" is any transaction or series of related transactions (other than the merger) involving any:

  •
  direct or indirect purchase or other acquisition by any person or "group" (as defined in the Exchange Act) of persons, whether from Rackspace or any other person, of securities representing more than 15% of the total outstanding voting power of Rackspace after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any person or "group" of persons that, if consummated in accordance with its terms, would result in such person or "group" of persons beneficially owning more than 15% of the total outstanding voting power of Rackspace after giving effect to the consummation of such tender offer or exchange offer;

  •
  direct or indirect purchase (including by way of a merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction), exclusive license or other acquisition by any person or "group" of persons of assets (including equity securities of any subsidiary of Rackspace) constituting or accounting for more than 15% of the revenue, net income or consolidated assets of Rackspace and its subsidiaries, taken as a whole; or

  •
  merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving Rackspace or any of its subsidiaries whose business accounts for more than 15% of the revenue, net income or consolidated assets of Rackspace and its subsidiaries, taken as a whole, where the stockholders of Rackspace (or such subsidiary) prior to the transaction will not own, directly or indirectly, at least 85% of the surviving company;

  •
  a "alternative acquisition agreement" is any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement or other contract relating to an acquisition transaction; and

  •
  a "superior proposal" is a bona fide written acquisition proposal (substituting 50% for 15% in the definition of "acquisition proposal" above) for an acquisition transaction on terms that the Rackspace Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) would be more favorable, from a financial point of view, to the Rackspace stockholders (in their capacity as such) than the merger (taking into account (1) any revisions to the merger agreement made or proposed in writing by Parent prior to the time of such determination or any reaffirmation thereof; and (2) those other factors and matters deemed relevant in good faith by the Rackspace Board (or any committee thereof), including the identity of the person making the proposal, the likelihood of consummation in accordance with the terms of such proposal, and the legal, financial (including financing terms), regulatory, timing and other aspects of such proposal).

The Rackspace Board's Recommendation; Company Board Recommendation Change

        The Rackspace Board has recommended that the holders of shares of common stock vote "FOR" the proposal to adopt the merger agreement. The merger agreement provides that the Rackspace Board will not effect a company board recommendation change except as described below.

        Except as set forth below, at no time after the date of the merger agreement may the Rackspace Board or a committee thereof (with any action described in the following (other than the final list item) being referred to as a "company board recommendation change"):

  •
  withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Rackspace Board's recommendation in a manner adverse to Parent or Merger Sub;

  •
  adopt, approve, or recommend, or publicly propose to adopt, approve or recommend, an acquisition proposal;

  •
  fail to publicly reaffirm the Rackspace Board's recommendation within 10 business days of the occurrence of a material event or development and after Parent so requests in writing (or if the special meeting is scheduled to be held within 10 business days, then within one business day after Parent so requests in writing);

  •
  take or fail to take any formal action or make or fail to make any recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or a "stop, look and listen" communication by the Rackspace Board (or a committee thereof) to Rackspace's stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Rackspace Board (or a committee thereof) may refrain from taking a position with respect to an acquisition proposal until 5:30 p.m., Eastern time, on the 10th business day after the commencement of a tender or exchange offer in connection with such acquisition proposal without such action being considered a violation of the merger agreement);

  •
  fail to include the Rackspace Board's recommendation in this proxy statement; or

  •
  cause, permit or authorize Rackspace or any of its subsidiaries to enter into an alternative acquisition agreement.

        Notwithstanding the restrictions described above, prior to the adoption of the merger agreement by Rackspace stockholders, the Rackspace Board may, upon compliance with the procedures described below, effect a company board recommendation change (1) in response to an intervening event (as defined below) other than in connection with a written acquisition proposal that constitutes a superior proposal; or (2) if Rackspace has received a bona fide written acquisition proposal that the Rackspace Board (or a committee thereof) has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a superior proposal, in each case, if the Rackspace Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that a failure to effect a company board recommendation change would be inconsistent with the Rackspace Board's fiduciary duties pursuant to applicable law.

        The Rackspace Board may effect a company board recommendation change, but may not terminate the merger agreement, in response to an intervening event if and only if:

  •
  Rackspace has provided prior written notice to Parent at least five business days in advance to the effect that the Rackspace Board (or a committee thereof) has (1) made the determination described above; and (2) resolved to effect a company board recommendation change pursuant to the merger agreement, which notice must describe the applicable intervening event in reasonable detail; and

  •
  prior to effecting such company board recommendation change, Rackspace and its representatives, during such five business day period, must have (1) negotiated with Parent and its representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of the merger agreement so that the Rackspace Board (or a committee thereof) no longer determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to make a company board recommendation change in response to such intervening event would be inconsistent with its fiduciary duties pursuant to applicable law; and (2) permitted Parent and its representatives to make a presentation to the Rackspace Board regarding the merger agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation).

        In addition, the Rackspace Board may effect a company board recommendation change or terminate the merger agreement to enter into an alternative acquisition agreement in response to a bona fide written acquisition proposal that the Rackspace Board (or a committee thereof) has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a superior proposal if and only if:

  •
  the Rackspace Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law;

  •
  Rackspace has complied with its obligations pursuant to the merger agreement with respect to such acquisition proposal;

  •
  Rackspace has provided prior written notice to Parent at least five business days in advance to the effect that the Rackspace Board (or a committee thereof) has (1) received a bona fide written acquisition proposal that has not been withdrawn; (2) concluded in good faith (after consultation with its financial advisor and outside legal counsel) that such acquisition proposal constitutes a superior proposal; and (3) resolved to effect a company board recommendation change or to terminate the merger agreement, which notice will describe the basis for such company board recommendation change or termination, including the identity of the person or "group" of persons making such acquisition proposal, the material terms of such acquisition proposal and copies of all relevant documents (including the most current version of the proposed agreement under which such acquisition proposal is proposed to be consummated) relating to such acquisition proposal; and

  •
  prior to effecting such company board recommendation change or termination, Rackspace and its representatives, during the five business day notice period described above, have (1) negotiated with Parent and its representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of the merger agreement so that such acquisition proposal would cease to constitute a superior proposal; and (2) permitted Parent and its representatives to make a presentation to the Rackspace Board regarding the merger agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation).

        In the event of any material revision, amendment, update or supplement to any such bona fide written acquisition proposal described above, Rackspace has also agreed to deliver a new written notice to Parent and to comply with the above procedures with respect to such new written notice (with the notice period being three business days from the date of such notice) and no company board recommendation change or termination will be permitted by Rackspace unless, at the end of such three day notice period, the Rackspace Board (or a committee thereof) has in good faith (after consultation with its financial advisor and outside legal counsel) reaffirmed its determination that such bona fide written acquisition proposal is a superior proposal.

        For purposes of this proxy statement and the merger agreement, an "intervening event" means any change, event, violation, inaccuracy, effect or circumstance that (1) as of the date of the merger agreement was not known to the Rackspace Board, or the material consequences of which (based on facts known to the members of the Rackspace Board as of the date of the merger agreement) were not reasonably foreseeable as of the date of the merger agreement; and (2) does not relate to any acquisition proposal.

Stockholder Meeting

        Rackspace has agreed to take all necessary action to establish a record date for, duly call, give notice of, convene and hold the special meeting as promptly as reasonably practicable following the mailing of this proxy statement, except that the special meeting is not required to be held at any time prior to the 20th business day following the mailing of this proxy statement. Rackspace is permitted to postpone or adjourn the special meeting in certain circumstances related to soliciting additional proxies or requirements of applicable law.

Employee Benefits

        From and after the effective time of the merger, the surviving corporation will (and Parent will cause the surviving corporation to) honor all Rackspace benefit plans and all of Rackspace's compensation and severance arrangements in accordance with their terms. However, nothing will prohibit the surviving corporation from amending or terminating any such Rackspace benefit plans or compensation or severance arrangements in accordance with their terms or if otherwise required pursuant to applicable law.

        For a period of one year following the effective time of the merger, the surviving corporation and its subsidiaries will (and Parent will cause the surviving corporation and its subsidiaries to) either (1) maintain for the benefit of each continuing employee the company plans at benefit levels that are substantially similar in the aggregate to those in effect at Rackspace or its subsidiaries on the date of the merger agreement, and provide compensation and benefits to each continuing employee pursuant to such company plans; (2) provide comparable plans; or (3) provide some combination of company plans and comparable plans such that each continuing employee receives compensation, benefits and severance payments (other than opportunity to participate in equity-based benefits and, subject to the previous paragraph, individual employment agreements) that, taken as a whole, are substantially similar in the aggregate to the compensation, benefits and severance payments (other than opportunity to participate in equity-based benefits and individual employment agreements) provided to such continuing employee immediately prior to the effective time of the merger. In each case, base compensation and target incentive compensation opportunity will not be decreased for a period of one year following the effective time of the merger for any continuing employee employed during that period. For a period of one year following the effective time of the merger, the surviving corporation will (and Parent will cause the surviving corporation to) provide severance benefits to eligible full-time regular employees no less favorable than Rackspace's past practices and severance calculation set forth in the Rackspace disclosure letter, without regard to the right to exercise discretion to reduce such levels, taking into account service both before and after the closing of the merger.

        To the extent that a company plan or comparable plan is made available to a continuing employee at or after the effective time of the merger, the surviving corporation and its subsidiaries will (and Parent will cause the surviving corporation or one of its subsidiaries to) cause to be granted to such continuing employee credit for all service with Rackspace and its subsidiaries prior to the effective time of the merger for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual and severance pay entitlement, but excluding for purposes of benefit accruals under any defined benefit pension plans or retiree health plans), except that such service need not be credited to the extent that it would result in duplication of coverage or benefits. In addition, (1) each continuing employee will be immediately eligible to participate, without any waiting period, in any and all new plans to the extent that coverage pursuant to any such new plan replaces coverage pursuant to an old plan; (2) for purposes of each new plan providing medical, dental, pharmaceutical, vision or disability benefits to any continuing employee, the surviving corporation will undertake commercially reasonable efforts to cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such new plans to be waived for such continuing employee and his or her covered dependents, and the surviving corporation will undertake commercially reasonable efforts to cause any eligible expenses incurred by such continuing employee and his or her covered dependents during the portion of the plan year of the old plan ending on the date that such continuing employee's participation in the corresponding new plan begins to be given full credit pursuant to such new plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such continuing employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such new plan; and (3) credit the accounts of such continuing employees pursuant to any new plan that is a flexible spending plan with any unused balance in the account of such continuing employee. Any vacation or paid time off accrued but unused by a continuing employee as of immediately prior to the effective time of the merger will be credited to such continuing employee following the effective time of the merger and will be subject to the vacation policies of the surviving corporation as in effect from time to time; provided, that vacation accrued but unused as of the closing of the merger will remain available to the same extent as under Rackspace programs in effect as of the date of the merger agreement as applied to each continuing employee.

Efforts to Close the Merger

  General

        Under the merger agreement, Parent, Merger Sub and Rackspace agreed to use reasonable best efforts to: (1) take, or cause to be taken, all actions; (2) do, or cause to be done, all things; and (3) assist and cooperate with the other parties in doing, or causing to be done, all things, in each case as are necessary, proper or advisable pursuant to applicable law (including antitrust laws) or otherwise to consummate, in the most expeditious manner practicable, the merger and effect the other contemplated transactions thereunder, including using their reasonable best efforts to: (a) cause the conditions to the closing of the merger described below to be satisfied; (b) seek to obtain all consents, waivers, approvals, orders and authorizations from, and make all registrations, declarations and filings with governmental authorities; and (c) seek to obtain all consents, waivers and approvals, and deliver all notifications pursuant to any material contracts in connection with the merger agreement.

        Additionally, under the merger agreement, if and to the extent necessary to obtain regulatory approval of the merger, Parent and Merger Sub (and their respective controlled affiliates) have agreed to (1) offer and effect the divestiture or other disposition of any capital stock or assets of Rackspace; and (2) contest, defend and appeal any legal proceeding challenging the merger agreement or the consummation of the merger. Notwithstanding the foregoing, in no event will Parent or merger Sub be obligated pursuant to the merger agreement to, and Rackspace will not without the prior written consent of Parent, (1) sell, divest, license or hold separate any capital stock or other equity or voting interests, assets (whether tangible or intangible), rights, products or businesses; or (2) take, or commit to take, any action that, in each case, would be reasonably likely to (a) materially adversely impact the benefits expected to be derived by Parent as a result of the merger; or (b) impose material limitations on the ownership by Parent or any of its subsidiaries of all or a material portion of Rackspace's business or assets.

  Debt Financing Cooperation

        Rackspace has agreed to use its reasonable best efforts, and will cause its subsidiaries to use their respective reasonable best efforts, prior to the closing of the merger to provide, at the sole cost and expense of Parent, all cooperation reasonably requested by Parent or Merger Sub to assist them in causing the conditions to the debt financing to be satisfied or as is otherwise reasonably requested by Parent or Merger Sub in connection with Parent and Merger Sub obtaining the debt financing (so long as such cooperation does not unreasonably interfere with our ongoing operations or the ongoing operations of our subsidiaries or create an unreasonable risk of damage or destruction to any of our (or our subsidiaries') property or assets).

        The obligations of Parent and Merger Sub to consummate the merger are not conditioned upon the obtaining of the debt financing or any replacement financing. None of Rackspace or its subsidiaries or their respective officers, directors, or employees will be required to execute or enter into or perform any agreement with respect to the debt financing that is not contingent upon the closing or that would be effective prior to the closing and no directors of Rackspace that will not be continuing directors, acting in such capacity, will be required to execute or enter into or perform any agreement with respect to the debt financing. Parent will promptly reimburse us, upon our request, for all reasonable and documented out-of-pocket expenses in connection with the equity financing and the debt financing and will indemnify and hold harmless Rackspace, its subsidiaries and their respective representatives against any and all losses, liabilities, damages, claims, costs, expenses (including attorneys' fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with their cooperation in arranging the debt financing or the provision of information utilized in connection therewith, (which obligations we refer to as the "Reimbursement Obligations").

  Marketing Period Cooperation and Efforts

        Under the merger agreement, Rackspace has agreed to allow Parent a period of 20 consecutive business days (subject to customary blackout dates) to market the debt financing. This marketing period is a period throughout and at the end of which (1) Parent has received certain required financial information and the required information is compliant; (2) the conditions to the obligations of Rackspace, Parent and Merger Sub to consummate the merger are satisfied (other than those conditions that by their nature can only be satisfied at closing); and (3) nothing has occurred and no condition exists that would cause the conditions to the obligations of Rackspace, Parent and Merger Sub to consummate the merger to fail to be satisfied (other than those conditions that by their nature can only be satisfied at the closing), assuming that such conditions were applicable at any time during such 20 consecutive business day period. In the event that the debt financing is not consummated during or upon the expiration of the 20 consecutive business day period, then, at Parent's option, the marketing period will not end until the expiration of one additional 10 consecutive business day period commencing immediately after the expiration of the initial 20 business day period, as set forth in a written notice to be delivered by Parent prior to the expiration of the initial 20 business day period and prior to the termination date (which notice will provide that certain closing conditions will be deemed satisfied or waived). The marketing period will not be deemed to have commenced if prior to its expiration (1) Rackspace's independent public accountant shall have withdrawn its audit opinion with respect to any financial statements contained in Rackspace's most recently filed annual report on Form 10-K, in which case the marketing period shall not be deemed to commence until, at the earliest, a new unqualified audit opinion is issued by the independent public accountant or another independent public accounting firm reasonably acceptable to Parent; (2) Rackspace or any of its subsidiaries publicly announces an intention to restate any historical financial statements or that any such restatement is under active consideration, in which case the marketing period will not commence unless and until, at the earliest, such restatement has been completed and the relevant required information has been amended or Rackspace announces no such restatement is required in accordance with GAAP; (3) any required financial information would not be compliant at any time during such 20 consecutive business day period or otherwise does not include the required information; or (4) Rackspace or any of its subsidiaries have failed to file any report on Form 10-K, Form 10-Q or Form 8-K required to be filed with the SEC by the date required under the Exchange Act, in which case (a) in the case of a failure to file a Form 10-K or Form 10-Q, the marketing period will not be deemed to commence unless and until, at the earliest, such reports have been filed; and (b) in the case of a failure to file a Form 8-K, the marketing period will be tolled until such report has been filed, except that if the failure to file such report occurs during the final five business days of the marketing period, the marketing period will be extended so that the final day of the marketing period will be no earlier than the fifth business day after such report has been filed. If the marketing period is not completed on or before December 16,

2016, then it will not commence until January 3, 2017, except that notwithstanding anything in the section "The Merger Agreement—Efforts to Close the Merger—Marketing Period Cooperation and Efforts" to the contrary, the marketing period in any event shall end on any earlier date on which the debt financing is consummated.

  Discharge of Existing Indebtedness Cooperation

        Rackspace will use its reasonable best efforts, and will cause each of its subsidiaries to use its respective reasonable best efforts, to arrange for the payoff, discharge and termination in full on the closing date of all amounts outstanding under its revolving credit facility and senior unsecured notes indenture. This proxy statement does not constitute an offer to purchase or notice of redemption with respect to any of Rackspace's senior unsecured notes.

Indemnification and Insurance

        The merger agreement provides that the surviving corporation and its subsidiaries will (and Parent will cause the surviving corporation and its subsidiaries to) honor and fulfill the obligations of Rackspace and its subsidiaries pursuant to any indemnification agreements between Rackspace and any of its subsidiaries, on the one hand, and any of their respective current or former directors or officers (and any person who becomes a director or officer of Rackspace or any of its subsidiaries prior to the effective time of the merger, to the extent such indemnification agreements are substantially consistent in all material respects with the form of indemnification agreement provided to Parent prior to the date of the merger agreement), on the other hand (which we refer to as the "indemnified persons").

        In addition, the merger agreement provides that, during the six year period commencing at the effective time of the merger, the surviving corporation will (and Parent will cause the surviving corporation to) indemnify and hold harmless each indemnified person, to the fullest extent permitted by law, from and against all reasonable and documented costs, fees and expenses (including reasonable and documented attorneys' fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any legal proceeding to the extent arising, directly or indirectly, out of or pertaining, directly or indirectly, to (1) any action or omission, or alleged action or omission, in such indemnified person's capacity as a director or officer of Rackspace or any of its subsidiaries (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the effective time of the merger); and (2) the merger, as well as any actions taken by Rackspace, Parent or Merger Sub with respect thereto (including any disposition of assets of the surviving corporation or any of its subsidiaries that is alleged to have rendered the surviving corporation or any of its subsidiaries insolvent). Subject to certain terms and conditions, the merger agreement also provides that, in the event of any such legal proceeding, the surviving corporation will advance all fees and expenses (including fees and expenses of any counsel) as incurred by any such indemnified person in the defense of such legal proceeding.

        In addition, without limiting the foregoing but subject to the immediately forthcoming sentence, the merger agreement requires Parent to cause the surviving corporation to maintain in effect Rackspace's directors' and officers' insurance policies in respect of acts or omission occurring at or prior to the effective time, on terms that are equivalent to those currently in effect for a period of at least six years commencing at the effective time of the merger. The surviving corporation is not required to pay premiums for such policy to the extent such premiums exceed 300% of the annual premiums currently paid by Rackspace, and if the premium for such insurance coverage would exceed such amount the surviving corporation will be obligated to obtain the greatest coverage available for a cost not exceeding such amount. In lieu of the foregoing, prior to the effective time of the merger, Rackspace may purchase (or, if Parent requests, Rackspace will purchase) a pre-paid "tail" policy so long as the annual cost for such "tail" policy does not exceed 300% of the aggregate annual premiums currently paid)

        The merger agreement also provides that the indemnified parties are third party beneficiaries of the indemnification and insurance provisions in the merger agreement and are entitled to enforce such provisions.

        For more information, see the section of this proxy statement captioned "The Merger—Interests of Rackspace's Directors and Executive Officers in the Merger."

Transaction Litigation

        Rackspace will (1) provide Parent with prompt notice of all stockholder litigation relating to the merger agreement (including by providing copies of all pleadings with respect thereto); (2) keep Parent reasonably informed with respect to the status thereof; (3) give Parent the opportunity to participate in the defense, settlement or prosecution of any such litigation; and (4) will consult with Parent with respect to the defense, settlement and prosecution of any such litigation and will consider in good faith Parent's advice with respect to such litigation. Rackspace may not compromise, settle or come to an arrangement, or agree to do any of the foregoing, regarding any such litigation without Parent's prior written consent (which consent may be given, conditioned or withheld in Parent's sole discretion).

Conditions to the Closing of the Merger

        The obligations of Parent, Merger Sub and Rackspace to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) of certain conditions, including the following:

  •
  the adoption of the merger agreement by the requisite affirmative vote of Rackspace stockholders;

  •
  the expiration or termination of the applicable waiting period under, or obtaining all requisite consents pursuant to, the HSR Act and applicable antitrust laws of the European Union and Israel; and

  •
  the consummation of the merger not being prohibited, made illegal, or enjoined (1) by a temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court of competent jurisdiction; (2) by any governmental authority of competent jurisdiction; or (3) by the enactment, enforcement or deemed application of any law.

        In addition, the obligations of Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions, any of which may be waived exclusively by Parent:

  •
  the representations and warranties of Rackspace relating to organization, good standing, corporate power, authority and enforceability, approval of the Rackspace Board, anti-takeover laws, requisite stockholder approval, no broker fees and the absence of any Company Material Adverse Effect being true and correct as of the date on which the closing occurs as if made at and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall have been true and correct as of such earlier date);

  •
  the representations and warranties of Rackspace relating to Rackspace subsidiaries, certain aspects of the capitalization of Rackspace, no conflicts, Goldman Sachs' fairness opinion, and anti-corruption and international trade being true and correct in all material respects both when made and as of the date on which the closing occurs as if made at and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date);

  •
  the representations and warranties of Rackspace relating to certain aspects of Rackspace's capitalization being true and correct both when made and as of the date on which the closing occurs as if made at and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such inaccuracies that are de minimis in nature;

  •
  the other representations and warranties of Rackspace set forth elsewhere in the merger agreement being true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date on which the closing occurs as if made at and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that would not have or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

  •
  Rackspace having performed and complied in all material respects with all covenants and obligations of the merger agreement required to be performed and complied with by it at or prior to the effective time of the merger;

  •
  receipt by Parent and Merger Sub of a customary closing certificate of Rackspace;

  •
  the absence of any Company Material Adverse Effect having occurred after the date of the merger agreement; and

  •
  since the date of the merger agreement, the Rackspace Board (or any equivalent governing body of any non-wholly owned subsidiary of Rackspace) not having declared, set aside, established a record date for, authorized, made or paid any dividend or other distribution, payable in cash, stock property, rights or otherwise, with respect to any of the capital stock of Rackspace, except as permitted by the merger agreement.

        In addition, the obligation of Rackspace to consummate the merger is subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions:

  •
  the representations and warranties of Parent and Merger Sub set forth in the merger agreement being true and correct (without giving effect to any materiality or Parent material adverse effect qualifications set forth therein) both when made and as of the date on which the closing occurs as if made at and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failure to be true and correct (considered collectively) that would not have a Parent material adverse effect;

  •
  Parent and Merger Sub having performed and complied in all material respects with all covenants and obligations of the merger agreement required to be performed and complied with by Parent and Merger Sub at or prior to the effective time of the merger; and

  •
  receipt by Rackspace of a customary closing certificate of Parent and Merger Sub.

Termination of the Merger Agreement

        The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement by Rackspace stockholders (except as otherwise provided in the merger agreement), in the following ways:

  •
  by mutual written agreement of Rackspace and Parent;

  •
  by either Rackspace or Parent if:

  •
  (1) any permanent injunction or other judgment or order issued by a court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the merger is in effect, or any action taken by a governmental authority of competent jurisdiction prohibiting, making illegal or enjoining the consummation of the merger has become final and non-appealable; or (2) any statute, regulation or order prohibiting, making illegal or enjoining the consummation of the merger has been enacted, entered, enforced or deemed applicable to the merger (except that a party may not terminate the merger agreement pursuant to this provision if such party has failed to use its reasonable best efforts to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order);

  •
  the merger has not been consummated before 11:59 p.m., Eastern time, on the termination date, it being understood that:

  •
  a party may not terminate the merger agreement pursuant to this provision if such party's action or failure to act constitutes a breach of the merger agreement and is the primary cause of, or has primarily resulted in, the failure to satisfy the conditions to the closing of the merger or the failure to consummate the merger by the termination date; and

  •
  in the event that the marketing period has commenced but has not completed as of the time of the termination date, the termination date may be extended (or further extended) by Parent in its sole discretion by providing written notice thereof to Rackspace at least one business day prior to the termination date until four business days after the then-scheduled expiration date of the marketing period; or

  •
  Rackspace stockholders do not adopt the merger agreement at the special meeting (except that a party may not terminate the merger agreement pursuant to this provision if such party's action or failure to act constitutes a breach of the merger agreement and is the primary cause of, or has primarily resulted in, the failure to obtain the approval of the Rackspace stockholders at the special meeting);

  •
  by Rackspace if:

  •
  Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements in the merger agreement, such that the related closing condition would not be satisfied (and has not cured such breach or failure to perform during a cure period);

  •
  prior to the adoption of the merger agreement by Rackspace stockholders, (1) Rackspace has received a superior proposal; (2) the Rackspace Board (or a committee thereof) has authorized Rackspace to enter into an alternative acquisition agreement to consummate the acquisition transaction contemplated by such superior proposal; (3) Rackspace pays or causes to be paid to Parent a $112 million termination fee; and (4) Rackspace has complied with its non-solicitation obligations under the merger agreement (other than inconsequential breaches); or

  •
  (1) the marketing period has ended and (a) all of the conditions applicable to Parent, Merger Sub and Rackspace's obligations to close the merger and (b) Parent and Merger Sub's obligations to close the merger have, in each case, been and continue to be satisfied or waived (other than those conditions that by their terms are to be satisfied at the closing of the merger, each of which is capable of being satisfied at the closing); (2) Parent and Merger Sub fail to close the merger on the date required pursuant to the merger agreement; (3) Rackspace has delivered an irrevocable written notice to Parent that (a) it is ready, willing and able to close the merger; and (b) the conditions applicable to Rackspace's obligations to close the merger have been satisfied or waived; and (4) Parent and Merger Sub fail to consummate the merger by the third business day after the delivery of the notice described in clause (3); or

  •
  by Parent if:

  •
  Rackspace has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements in the merger agreement, such that the related closing condition would not be satisfied (and has not cured such breach or failure to perform during a cure period); or

  •
  the Rackspace Board has effected a company board recommendation change.

        In the event that the merger agreement is terminated pursuant to the termination rights above, the merger agreement will be of no further force or effect without liability of any party to the other parties (or their representatives), as applicable, except certain sections of the merger agreement will survive the termination of the merger agreement in accordance with their respective terms, including terms relating to termination fees. Notwithstanding the foregoing, nothing in the merger agreement will relieve Rackspace from any liability for any willful breach of the merger agreement, nor will any party be relieved from liability for its fraud. In addition, no termination of the merger agreement will affect the rights or obligations of any party pursuant to the confidentiality agreement between Rackspace and Apollo Management, which rights, obligations and agreements will survive the termination of the merger agreement in accordance with their respective terms.

Termination Fees

        Rackspace has agreed to pay Parent a termination fee of $112 million if the merger agreement is terminated in specified circumstances.

        Parent will be entitled to receive the termination fee from Rackspace if:

  •
  (1) the merger agreement is validly terminated by (a) either Parent or Rackspace because Rackspace stockholders do not adopt the merger agreement at the special meeting; or (b) Parent because Rackspace has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements in the merger agreement (and has not cured such breach or failure to perform during a cure period), such that the related closing condition would not be satisfied; (2) following the date of the merger agreement and prior to its termination under certain circumstances, an acquisition proposal has been publicly announced or publicly disclosed or, in the case only of a termination by Parent due to Rackspace's material breach of its representations, warranties, covenants or other agreements in the merger agreement, otherwise communicated to Rackspace; and (3) Rackspace enters into an agreement providing for the consummation of, or consummates, an acquisition transaction within one year of such termination of the merger agreement (except that, for purposes of the termination fee, all references to "15%" in the definition of "acquisition transaction" are deemed to be references to "50%");

  •
  the merger agreement is validly terminated by Parent because the Rackspace Board has effected a company board recommendation change; or

  •
  the merger agreement is validly terminated by Rackspace, to enter into an alternative acquisition agreement with respect to a superior proposal.

        If the merger agreement is validly terminated by Parent because Rackspace has materially breached its representations, warranties, covenants or other agreements in the merger agreement, then Rackspace must concurrently with such termination pay or cause to be paid to Parent or its designee an amount equal to that required to reimburse Parent, Merger Sub and their respective affiliates for all fees and expenses (up to a maximum of $5,500,000) (which we refer to as the "parent expenses") incurred in connection with the merger agreement and the transactions contemplated therein.

        Parent has agreed to pay Rackspace a termination fee of $253 million if the transaction is terminated in other specified circumstances. Rackspace will be entitled to receive the termination fee from Parent if:

  •
  the merger agreement is validly terminated by Rackspace because Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements in the merger agreement (and has not cured such breach or failure to perform during a cure period), such that the related closing condition would not be satisfied (and such material breach or material failure to perform by Rackspace is or would be the primary cause of the failure of the related closing condition); or

  •
  the merger agreement is validly terminated by Rackspace because (1) the marketing period has ended and (a) all of the conditions applicable to Parent, Merger Sub and Rackspace's obligations to close the merger and (b) Parent and Merger Sub's obligations to close the merger have, in each case, been and continue to be satisfied or waived (other than those conditions that by their terms are to be satisfied at the closing of the merger, each of which is capable of being satisfied at the closing); (2) Parent and Merger Sub fail to close the merger on the date required pursuant to the merger agreement; (3) Rackspace has delivered an irrevocable written notice to Parent that (a) it is ready, willing and able to close the merger; and (b) the conditions applicable to Rackspace's obligations to close the merger have been satisfied or waived; and (4) Parent and Merger Sub fail to consummate the merger by the third business day after the delivery of the notice described in clause (3).

        Neither Parent nor Rackspace is required to pay to the other its termination fee on more than one occasion.

        Rackspace's receipt of the termination fee payable by Parent to Rackspace to the extent owed (including, without duplication, Rackspace's right to enforce the limited guarantee with respect thereto), the Reimbursement Obligations and the Company's right to specific performance are the sole and exclusive remedies of Rackspace. Notwithstanding anything to the contrary, under no circumstances can Rackspace receive (1) both a grant of specific performance or other equitable relief to cause the equity financing to be funded (whether under the merger agreement or the equity commitment letter) and the occurrence of the closing, on the one hand, and (a) payment of any monetary damages (including any monetary damages in lieu of specific performance) whatsoever or (b) payment of any of the termination fee payable by Parent to Rackspace (including through the enforcement of the limited guarantee) or the Reimbursement Obligations, on the other hand; or (2) both payment of any monetary damages (including any monetary damages in lieu of specific performance) whatsoever, on the one hand, and payment of any of the termination fee payable by Parent to Rackspace and the amounts (including through the enforcement of the limited guarantee) or the Reimbursement Obligations, on the other hand.

Specific Performance

        Subject to the terms and conditions set forth in the merger agreement, Rackspace, Merger Sub and Parent are entitled to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the merger agreement and to enforce the terms of the merger agreement, in addition to any other remedy to which they are entitled at law or in equity.

        Rackspace's right to specific performance in connection with enforcing Parent's obligation to cause the equity financing to be funded and to consummate the merger is subject to the following requirements: (1) all of the conditions applicable to Parent, Merger Sub and Rackspace's obligations to close the merger and all of the conditions applicable to Parent and Merger Sub's obligations to close the merger (described in the section of this proxy statement captioned "The Merger—Conditions to the Closing of the Merger") have been satisfied or waived; (2) the debt financing has been fully funded or will be fully funded if the equity financing is funded at closing of the merger; (3) Parent fails to consummate on the closing date (described in the section of this proxy statement captioned "The Merger—Closing and Effective Time of the Merger"); (4) Rackspace has irrevocably confirmed that if specific performance is granted and the equity financing and debt financing are funded, it would cause the closing of the merger to occur; and (5) Parent fails to complete the closing within two business days after delivery of such confirmation.

        Rackspace will be entitled to specific performance to cause Parent to comply with obligations to enforce its rights under the debt commitment letters to cause the debt financing sources to fund the debt financing if (1) all of the conditions applicable to Parent, Merger Sub and Rackspace's obligations to close the merger and all of the conditions applicable to Parent and Merger Sub's obligations to close the merger (described in the section of this proxy statement captioned "The Merger—Conditions to the Closing of the Merger") have been satisfied or waived; (2) Parent fails to consummate the merger on the closing date (described in the section of this proxy statement captioned "The Merger—Closing and Effective Time of the Merger"); and (3) all of the conditions to the consummation of the debt financing under the debt commitment letters have been satisfied (other than the receipt of the equity financing).

Fees and Expenses

        Except in specified circumstances, whether or not the merger is completed, Rackspace, on the one hand, and Parent and Merger Sub, on the other hand, are each responsible for all of their respective costs and expenses incurred in connection with the merger and the other transactions contemplated by the merger agreement. Expenses incurred in connection with the printing, filing and mailing of this proxy statement will be shared equally by Parent and Rackspace.

No Third Party Beneficiaries

        The merger agreement is binding upon and inures solely to the benefit of each party thereto, and nothing in the merger agreement, expressly or impliedly, is intended to or shall confer upon any other person any rights or remedies, except (1) at and after the effective time (a) benefits to the directors and officers who are intended to be third-party beneficiaries of certain terms of the merger agreement; and (b) the rights of the holders of shares of common stock, company stock-based awards or company options to receive merger consideration; or (2) with respect to certain terms of the merger agreement, the financing sources and their related parties and related parties of Parent and Merger Sub, as applicable.

Amendment and Waiver

        Subject to applicable law, the merger agreement may be amended in writing by the parties at any time, whether before or after adoption of the merger agreement by Rackspace stockholders. However, after adoption of the merger agreement by Rackspace stockholders, no amendment that requires further approval by such stockholders pursuant to the DGCL may be made without such approval.

        At any time prior to the effective time, any party may extend the time for the performance of any of the obligations or other acts of the other parties, waive any inaccuracies in the representations and warranties in the merger agreement or waive compliance with any of the agreements or conditions contained in provisions of the merger agreement (subject to compliance with applicable law). Any such extension or waiver will only be valid if set forth in a written instrument signed by the party or parties to be bound thereby and specifically referencing the merger agreement.

Governing Law; Venue

        The merger agreement is governed by Delaware law. The exclusive venue for disputes relating to the merger and the limited guarantee is the Court of Chancery of the State of Delaware or, to the extent that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, any state or federal court in the State of Delaware. Notwithstanding the foregoing, any dispute relating to the finance providers for the transaction, arising out of or relating to the merger, the debt financing for the merger, the debt commitment letters in respect of such debt financing or the performance of services thereunder will be subject to the exclusive jurisdiction of any state or federal court sitting in the State of New York in the borough of Manhattan and any appellate court thereof, and any such dispute will be governed by and construed in accordance with the laws of the State of New York.

Waiver of Jury Trial

        Each of the parties irrevocably waived any and all right to trial by jury in any claim, complaint, action or legal proceeding arising out of or relating to the merger agreement, the merger, the limited guarantee, the financing letters or the financing (including any such claim, complaint, action or legal proceeding involving or against any financing source).

Non-Recourse

        Any claim, complaint, action or legal proceeding based upon, arising under, out or by reason of, or relating to, among other things, (1) the merger agreement, any of the other transaction documents or the merger (including the financing) or any other transactions contemplated thereunder; (2) the negotiation, execution or performance of the merger agreement or any of the other transaction documents; (3) any breach or violation of the merger agreement or any of the other transaction documents; or (4) any failure of the merger (including the financing) or any other transactions contemplated by the merger agreement or the other transaction documents to be consummated, in each case, may only be made against the persons that are parties to such agreement or other transaction document and in accordance with, and subject to the terms and conditions of, the merger or such other transaction document, as applicable.

 THE VOTING AGREEMENT

        The following summary describes the material provisions of the voting agreement. The descriptions of the voting agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the voting agreement, a copy of which is attached to this proxy statement as Annex D and incorporated into this proxy statement by reference. We encourage you to read the voting agreement carefully and in its entirety because this summary may not contain all the information about the voting agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the voting agreement and not by this summary or any other information contained in this proxy statement.

        In connection with the execution of the merger agreement, Parent entered into a voting agreement with Mr. Weston, and certain affiliate entities. Mr. Weston holds, in the aggregate, approximately 15% of the outstanding shares of common stock.

Voting Provisions

        Under the voting agreement, Mr. Weston agreed, during the term of the voting agreement, to vote his shares of common stock (1) for the approval of the merger agreement and the approval of the transactions contemplated thereby, including the merger; (2) in favor of any proposal to adjourn or postpone a meeting of the stockholders to a later date if there are not a sufficient number of votes to adopt the merger agreement; and (3) against (a) any action or proposal in favor of an acquisition proposal (without regard to the terms of such acquisition proposal); (b) any action, proposal, transaction or agreement that would (i) reasonably be expected to result in a material breach of or failure to perform any representation, warranty, covenant or agreement of Rackspace under the merger agreement; or (ii) prevent or materially delay, or would reasonably be expected to prevent or materially delay, the consummation of the transactions contemplated by the merger agreement, including the merger; or (c) except as expressly contemplated by the merger agreement, any change in any manner to the voting rights of any Rackspace stockholders.

Restrictions on Transfer

        Pursuant to the voting agreement, absent the prior written consent of Parent, Mr. Weston agreed that, until the earlier of (1) the end of the term of this Agreement; and (2) the date on which approval of the Rackspace stockholders is obtained, he will not, (a) transfer, pledge, hypothecate, encumber, assign, tender in any tender or exchange offer or other disposition (which we refer to as a "Transfer"), or enter into any contract, option or other arrangement or understanding providing for any of the foregoing of any of his common stock other than (i) any Transfer or other disposition to certain permitted transferees, but only if, in each case, prior to the effectiveness of such Transfer, such permitted transferee agrees in writing to be bound by the applicable terms hereof and notice of such Transfer is delivered to Parent; or (ii) a Transfer pursuant to any trust or will of Mr. Weston or by intestate succession; (b) deposit any of his shares of common stock into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with the voting agreement; or (c) agree (whether or not in writing) to take any of the actions prohibited by the foregoing clause (a) or (b).

Non-Solicitation

        Pursuant to the voting agreement, Mr. Weston agreed, and agreed to cause each of his controlled affiliates not to, during the term of the voting agreement (1) solicit, initiate or knowingly encourage or knowingly take any other action designed to facilitate, any inquiries regarding, or the making or submission of any proposal, indication of interest or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal (as defined in the merger agreement); (2) enter into, continue or otherwise participate in any discussions or negotiations that could reasonably be expected to lead to, or furnish to any other person any information in connection with or for the purposes of encouraging or facilitating, an acquisition proposal; or (3) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, memorandum of understanding, merger agreement or other agreement, arrangement, agreement-in-principle, commitment or understanding (whether written or oral, binding or nonbinding) relating to an acquisition proposal, subject to certain exceptions set forth in the voting agreement.

Termination

        The voting agreement terminates upon the earliest of (1) the mutual agreement of Parent, Merger Sub, Mr. Weston and certain affiliates of Mr. Weston that are party to the voting agreement; (2) the consummation of the merger; (3) the termination of the merger agreement; and (4) the entry without the prior written consent of Mr. Weston into any amendment or modification of the merger agreement which results in a decrease in the merger consideration.

 MARKET PRICES AND DIVIDEND DATA

        Our common stock is listed on the NYSE under the symbol "RAX." As of August 31, 2016, there were 126,361,535 shares of common stock outstanding, held by approximately 316 stockholders of record.

        The following table sets forth, for the periods indicated, the high and low sale prices for our common stock as reported by the NYSE:

	2016		2015		2014
	High	Low	High	Low	High	Low
First Quarter	$25.76	$15.05	$54.52	$43.57	$40.96	$30.84
Second Quarter	$25.94	$20.40	$56.20	$36.67	$38.44	$26.18
Third Quarter (through August 31, 2016)	$31.62	$19.84	$39.36	$24.46	$40.50	$28.81
Fourth Quarter	—	—	$32.13	$23.68	$48.48	$32.26

        We have never declared or paid, and do not anticipate declaring or paying, any cash dividends on our capital stock.

        On August 31, 2016, the latest practicable trading day before the printing of this proxy statement, the closing price for the common stock on the NYSE was $31.45 per share. You are encouraged to obtain current market quotations for our common stock.

        Following the merger, there will be no further market for our common stock and it will be delisted from the NYSE and deregistered under the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock as of August 31, 2016, as to (1) each person who is known by us to beneficially own more than 5% of any class of our outstanding common stock; (2) each of the named executive officers; (3) each director; and (4) all directors and executive officers as a group. Unless otherwise indicated, the address of each listed stockholder is c/o Rackspace Hosting, Inc., 1 Fanatical Place, San Antonio, TX 78218.

        Applicable percentage ownership is based on 126,361,535 shares of common stock outstanding at August 31, 2016. In computing the number of shares of stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares subject to options held by that person that are currently exercisable or exercisable within 60 days of August 31, 2016, and shares issuable upon the vesting of restricted stock units within 60 days of August 31, 2016. However, we did not deem these shares to be outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Common Shares Currently Held (# of shares)	Common Shares That May Be Acquired Within 60 Days of August 31, 2016 (# of shares)	Total Beneficial Ownership (# of shares)	Percent of Class (%)
5% Stockholders:
FMR LLC(1)	20,204,214	—	20,204,214	16.0
Blue Harbour Group, LP(2)	11,363,939	—	11,363,939	9.0
BlackRock, Inc(3)	9,039,686	—	9,039,686	7.2
The Vanguard Group(4)	8,230,820	—	8,230,820	6.5
Named Executive Officers and Directors:
Graham Weston(5)	18,926,169	—	18,926,169	15.0
Kevin Costello	7,343	—	7,343	*
Ossa Fisher	11,911	—	11,911	*
John Harper	6,614	—	6,614	*
Lewis J. Moorman(6)	424,270	167,710	591,980	*
Fred Reichheld	43,774	—	43,774	*
Lila Tretikov	9,089	—	9,089	*
William Taylor Rhodes	101,353	44,798	146,151	*
Karl Pichler	76,376	74,962	151,338	*
Mark Roenigk	39,826	54,581	94,407	*
Scott Crenshaw	21,471	—	21,471	*
Alex Pinchev	—	—	—	*
Joseph Saporito	17,920	40,358	58,278	*
All executive officers and directors as a group (13 people)	19,686,116	382,409	20,068,525	15.8

*
Represents beneficial ownership of less than 1%.

(1)
The information provided is pursuant to the information provided in a Schedule 13G/A filed by FMR LLC on February 12, 2016. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(2)
The information provided is pursuant to the information provided in a Schedule 13D filed by Blue Harbour Group, LP. on August 13, 2015. The address of Blue Harbour Group, LP. is 646 Steamboat Road, Greenwich, Connecticut 06830.

(3)
The information provided is pursuant to the information provided in a Schedule 13G filed by BlackRock, Inc. on February 10, 2016. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(4)
The information provided is pursuant to the information provided in a Schedule 13G filed by The Vanguard Group, Inc. on February 10, 2016. The address of The Vanguard Group, Inc. is P.O. Box 2600 V26, Valley Forge, PA 19482.

(5)
Includes:

•
236,673 shares held directly by Mr. Weston;

•
9,330,544 shares held by Trout, Ltd.**;

•
4,957,012 shares held by Wittington America, Ltd.;

•
6,460 shares held by Knightsbridge L.C.;

•
685 shares held by Overlord Capital, Inc.;

•
85,227 shares held by the Weston Remainderman Fund;

•
100,596 shares held by or for the benefit of family members;

•
257,000 shares held by or for the Ruby USA Trust; and

•
3,951,972 shares held by Trout 2003, Ltd.

        Mr. Weston, the Chairman of the Rackspace Board, is the sole owner of Overlord Capital, Inc. and Knightsbridge, L.C., which is the general partner of Trout, Ltd.** and Wittington America, Ltd. Mr. Weston's children are the beneficiaries of the Weston Remainderman Fund trust. Mr. Weston disclaims any beneficial ownership of shares held by Trout, Ltd.**, Wittington America, Ltd., Knightsbridge L.C., Overlord Capital, Inc., Weston Remainderman Fund, and by or for the benefit of family members, except to the extent of any pecuniary interest therein.

        Mr. Weston filed a Schedule 13D on September 6, 2016. In the Schedule 13D, Mr. Weston reported sole voting and dispositive power with respect to 18,740,346 shares of common stock and shared voting and dispositive power with respect to 185,823 shares of common stock.

        ** The legal name of Trout, Ltd. has been changed to Trout Capital, Ltd. The stockholder records held by our transfer agent, American Stock Transfer & Trust Company, LLC, are in the process of being updated and therefore still show Trout, Ltd. as the stockholder of record.

(6)
Includes:

•
213,687 shares held directly by Mr. Moorman;

•
51,275 shares held by Mrs. Moorman;

•
49,965 shares held in trust for the benefit of Mr. Moorman's children; and

•
109,343 shares held in trust of which Mr. Moorman is the beneficiary.

 FUTURE STOCKHOLDER PROPOSALS

        If the merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of stockholders of Rackspace. However, if the merger is not completed, Rackspace stockholders will continue to be entitled to attend and participate in stockholder meetings.

        Rackspace will hold an annual meeting of stockholders in 2017 only if the merger has not already been completed.

        Rackspace stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2017 annual meeting of stockholders, if held, pursuant to Rule 14a-8 of the Exchange Act or our bylaws, or who intend to nominate one or more director candidates, must submit the proposal to us no later than November 18, 2016.

 WHERE YOU CAN FIND MORE INFORMATION

        The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

        The following Rackspace filings with the SEC are incorporated by reference:

  •
  Annual Report on Form 10-K, together with Amendment No. 1 to the Annual Report on Form 10-K/A, for the fiscal year ended December 31, 2015;

  •
  Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2016, and June 30, 2016; and

  •
  Current Reports on Form 8-K filed on February 5, 2016, February 16, 2016, April 5, 2016, May 3, 2016, May 9, 2016, August 26, 2016, and August 30, 2016.

        We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the merger agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.

        Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

        You may read and copy any reports, statements or other information that we file with the SEC at its public reference room at the following location: 100 F Street, N.E., Room 1580, Washington, DC 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov.

        You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Rackspace Hosting, Inc.
Attention: Corporate Secretary
1 Fanatical Place
San Antonio, TX 78218

        If you would like to request documents from us, please do so as soon as possible to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method. Please note that all of our documents that we file with the SEC are also promptly available through the "Investors" section of our website, www.rackspace.com. The information included on our website is not incorporated by reference into this proxy statement.

        If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of this proxy statement or need help voting your shares of common stock, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
Stockholders May Call:
(877) 717-3923 (Toll-Free From the U.S. and Canada)
or
(412) 232-3651 (From Other Locations)

 MISCELLANEOUS

        Rackspace has supplied all information relating to Rackspace, and Apollo Management has supplied, and Rackspace has not independently verified, all of the information relating to Apollo Management, Parent and Merger Sub contained in this proxy statement.

        YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT, THE ANNEXES TO THIS PROXY STATEMENT AND THE DOCUMENTS THAT WE INCORPORATE BY REFERENCE IN THIS PROXY STATEMENT IN VOTING ON THE ADOPTION OF THE MERGER AGREEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [•], 2016. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT), AND THE MAILING OF THIS PROXY STATEMENT TO RACKSPACE STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

Annex A

Execution Version

AGREEMENT AND PLAN OF MERGER

by and among

INCEPTION PARENT, INC.,

INCEPTION MERGER SUB, INC.,

and

RACKSPACE HOSTING, INC.

Dated as of August 26, 2016

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of August 26, 2016, by and among Inception Parent, Inc., a Delaware corporation ("Parent"), Inception Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Rackspace Hosting, Inc., a Delaware corporation (the "Company"). Each of Parent, Merger Sub and the Company are sometimes referred to as a "Party." All capitalized terms that are used in this Agreement have the meanings given to them in Article I.

RECITALS

        A.    The Company Board has unanimously (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement and to consummate the merger of Merger Sub with and into the Company (collectively with the other transactions contemplated by this Agreement, the "Merger") in accordance with the DGCL upon the terms and subject to the conditions set forth in this Agreement; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations in this Agreement, and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL; (iii) directed that the adoption of this Agreement be submitted to a vote of the Company Stockholders; and (iv) recommended that the Company Stockholders vote in favor of the adoption of this Agreement in accordance with the DGCL.

        B.    Each of the board of directors of Parent and the board of directors of Merger Sub have (i) declared it advisable to enter into this Agreement; and (ii) approved the execution and delivery of this Agreement, the performance of their respective covenants and other obligations hereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL.

        C.    Concurrently with the execution of this Agreement, and as a condition and inducement to Parent and Merger Sub's willingness to enter into this Agreement, each of the stockholders listed on Schedule 1 has entered into a voting agreement with Parent, substantially in the form attached hereto as Exhibit A (the "Voting Agreement").

        D     Concurrently with the execution of this Agreement, and as a condition and inducement to the Company's willingness to enter into this Agreement, Parent and Merger Sub have delivered a limited guarantee (the "Guarantee") from Apollo Investment Fund VIII, L.P., Apollo Overseas Partners (Delaware 892) VIII, L.P., Apollo Overseas Partners (Delaware) VIII, L.P. and Apollo Overseas Partners VIII, L.P. (each, a "Guarantor"), in favor of the Company and pursuant to which, subject to the terms and conditions contained in the Guarantee, the Guarantors are guaranteeing certain obligations of Parent and Merger Sub in connection with this Agreement.

AGREEMENT

        The Parties therefore agree as follows:

ARTICLE I
DEFINITIONS & INTERPRETATIONS

        1.1    Certain Definitions.     For all purposes of this Agreement, the following capitalized terms have the following respective meanings:

          (a)           "Acceptable Confidentiality Agreement" means a customary confidentiality agreement containing terms no less favorable to the Company than those contained in the Confidentiality Agreement (except for such changes specifically necessary in order for the Company to be able to comply with its obligations under this Agreement) and provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receives material non-public information of or with respect to the Company to keep such information confidential.

          (b)           "Acquisition Proposal" means any offer or proposal (other than an offer or proposal by Parent or Merger Sub) relating to an Acquisition Transaction.

          (c)           "Acquisition Transaction" means any transaction or series of related transactions (other than the Merger) involving:

              (i)  any direct or indirect purchase or other acquisition by any Person or Group, whether from the Company or any other Person(s), of securities representing more than 15% of the total outstanding voting power of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than 15% of the total outstanding voting power of the Company after giving effect to the consummation of such tender offer or exchange offer;

             (ii)  any direct or indirect purchase (including by way of a merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction), exclusive license or other acquisition by any Person or Group of assets (including equity securities of any Subsidiary of the Company) constituting or accounting for more than 15% of the revenue, net income or consolidated assets of the Company and its Subsidiaries, taken as a whole; or

            (iii)  any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company or any of its Subsidiaries whose business accounts for more than 15% of the revenue, net income or consolidated assets of the Company and its Subsidiaries, taken as a whole, where the stockholders of the Company (or such Subsidiary) prior to the transaction will not own, directly or indirectly, at least 85% of the surviving company.

          (d)           "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided, that (other than in the case of the definition of Parent Related Party, or for purposes of Section 3.19, Section 4.12, Section 4.14(a), Section 6.8 or Article VIII (other than 8.3(b)(iv)) in no event shall Parent, Merger Sub or any of their respective Subsidiaries be considered an Affiliate of any portfolio company or investment fund (excluding investment funds focused on private equity) affiliated with Apollo Global Management, LLC, nor shall any portfolio company or investment fund (excluding investment funds focused on private equity) affiliated with Apollo Global Management, LLC, be considered to be an Affiliate of Parent, Merger Sub or any of their respective Subsidiaries. For purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

          (e)           "Anti-Corruption Laws" means all applicable Laws, rules, and regulations relating to anti-corruption, anti-bribery and anti-money laundering, including the Foreign Corrupt Practices Act of 1977 and the U.K. Bribery Act.

          (f)            "Antitrust Law" means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914 and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Merger.

          (g)           "Audited Company Balance Sheet" means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2015, set forth in the Company's Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2015.

          (h)           "Business Day" means each day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of Dallas is closed.

          (i)            "Bylaws" means the bylaws of the Company in effect as of the date of this Agreement.

          (j)            "Capitalization Date" means 5:00 p.m., Eastern time, on August 22, 2016.

          (k)           "Certificate of Merger" means the certificate of merger, in customary form, relating to the Merger.

          (l)            "Charter" means the Amended and Restated Certificate of Incorporation of the Company in effect as of the date of this Agreement.

          (m)          "Chosen Courts" means the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction (but only in such event), the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware (but only in such event), then any Delaware state court).

          (n)           "Code" means the Internal Revenue Code of 1986.

          (o)           "Co-Investor" means any person identified to the Company by Parent in writing as a potential co-investor prior to the execution of this Agreement, or otherwise agreed between Parent and the Company from time to time.

          (p)           "Collective Bargaining Agreement" means any collective bargaining agreement, labor union contract, trade union agreement or foreign works council contract.

          (q)           "Company Benefit Plan" means any pension, profit-sharing, savings, retirement, employment, collective bargaining, consulting, severance, termination, executive compensation, incentive compensation, commission, deferred compensation, bonus, stock purchase, stock option, phantom stock or other equity-based compensation (including the Company Stock Plans, all Company Options and Company Stock-Based Awards and the Company ESPP), change-in-control, retention, salary continuation, vacation or sick pay policy, disability, death benefit, group insurance, hospitalization, medical, dental, life (including all individual life insurance policies as to which the Company or any of its Subsidiaries is the sponsor, the beneficiary or both), Code Section 125 "cafeteria" or "flexible" benefit, loan, educational assistance or fringe benefit plan, program, policy, practice, agreement or arrangement, whether written or oral, formal or informal, including each "employee benefit plan" (within the meaning of Section 3(3) of ERISA) and other employee benefit plan, program, policy, practice, agreement or arrangement, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the Merger), in each case, (i) under which any current, former or retired employee or director of the Company or any of its Subsidiaries or Independent Contractor has any present or future right to benefits and that is contributed to, sponsored or maintained by the Company or any of its Subsidiaries; or (ii) with respect to which the Company or any of its Subsidiaries has any actual or contingent liability, whether direct or indirect. Company Benefit Plan will not include any Company Multiemployer Plan.

          (r)           "Company Board" means the Board of Directors of the Company.

          (s)           "Company Capital Stock" means the Company Common Stock and the Company Preferred Stock.

          (t)            "Company Common Stock" means the common stock, par value $0.001 per share, of the Company.

          (u)           "Company ESPP" means the Company's 2008 Employee Stock Purchase Plan.

          (v)           "Company Financial Advisor" means Goldman, Sachs & Co.

          (w)          "Company Intellectual Property" means all Intellectual Property Rights used or held for use in the conduct of the business of the Company or any of its Subsidiaries by the Company or any of its Subsidiaries.

          (x)           "Company Leases" means all leases, subleases and licenses or other occupancy agreements entitling the Company or any of its Subsidiaries to the use of real property owned by third Person, including, for the avoidance of doubt, the Facilities.

          (y)           "Company Material Adverse Effect" means any change, event, violation, inaccuracy, effect or circumstance (each, an "Effect") that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, (A) has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial or other condition or results of operations of the Company and its Subsidiaries, taken as a whole; or (B) would reasonably be expected to prevent or materially impair or materially delay the consummation of the Merger. Solely with respect to clause (A), none of the following (by itself or when aggregated) to the extent occurring after the date of this Agreement will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur (subject to the limitations set forth below):

              (i)  changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally (except to the extent that such Effect has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

             (ii)  changes in conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including (A) changes in interest rates or credit ratings in the United States or any other country; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world (except, in each case, to the extent that such Effect has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

            (iii)  changes in conditions in the industries in which the Company and its Subsidiaries conduct business (except to the extent that such Effect has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

            (iv)  changes in regulatory, legislative or political conditions in the United States or any other country or region in the world (except to the extent that such Effect has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

             (v)  any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, terrorism or military actions) in the United States or any other country or region in the world (except to the extent that such Effect has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

            (vi)  earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world (except to the extent that such Effect has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

           (vii)  any Effect resulting from the public announcement of this Agreement or the pendency of the Merger, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with employees, suppliers, customers, partners, vendors or any other third Person (it being understood that the exceptions in this clause (vii) will not apply with respect to references to Company Material Adverse Effect set forth in the representations contained in Section 3.5 (and in Section 7.2(a) and Section 8.1(c) to the extent related to such portions of such representations and warranties));

          (viii)  any action taken or refrained from being taken by the Company at the request or with the consent of Parent pursuant to this Agreement, after disclosure to Parent and Merger Sub by the Company of all material and relevant facts and information to the Knowledge of the Company;

            (ix)  any action taken or refrained from being taken, in each case to which Parent has expressly approved, consented to or requested in writing following the date of this Agreement, after disclosure to Parent and Merger Sub by the Company of all material and relevant facts and information to the Knowledge of the Company;

             (x)  changes or proposed changes in GAAP or other accounting standards or Law (or the enforcement or interpretation of any of the foregoing);

            (xi)  changes in the price or trading volume of the Company Common Stock or Indebtedness of the Company, in each case in and of itself (it being understood that any cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

           (xii)  any failure, in and of itself, by the Company and its Subsidiaries to meet (A) any public estimates or expectations of the Company's revenue, earnings or other financial performance or results of operations for any period; or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that any cause of any such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

          (xiii)  the availability or cost of equity, debt or other financing to Parent or Merger Sub; and

          (xiv)  the initiation or pendency of any Transaction Litigation or other Legal Proceeding threatened, made or brought by any of the current or former Company Stockholders (on their own behalf or on behalf of the Company) against the Company, any of its executive officers or other employees or any member of the Company Board arising out of the Merger or any other transaction contemplated by this Agreement.

          (z)           "Company Multiemployer Plan" means any plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA.

          (aa)         "Company Options" means any options to purchase shares of Company Common Stock outstanding pursuant to any of the Company Stock Plans.

          (bb)         "Company Pension Plan" means any Company Benefit Plan that is subject to Title IV of ERISA, Section 302 of ERISA, Section 412 of the Code, or Section 4971 of the Code.

          (cc)         "Company Permits" means Permits necessary to enable the Company to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted.

          (dd)         "Company Preferred Stock" means the preferred stock, par value $0.001 per share, of the Company.

          (ee)         "Company Protected Information" means Protected Information that is owned by or under the control of the Company or any of its Subsidiaries, stored on the information technology assets of the Company or any of its Subsidiaries, or that is collected, received, maintained, transmitted, transferred, or secured by the Company or any of its Subsidiaries.

          (ff)          "Company Source Code" means any source code for any Software forming part of the Technology used in the conduct of the business of the Company or any of its Subsidiaries that is owned by the Company or any of its Subsidiaries.

          (gg)         "Company Stock Plans" means the compensatory plans set forth in Section 1.1(gg) of the Company Disclosure Letter.

          (hh)         "Company Stock-Based Award" means each right of any kind, contingent or accrued, to receive shares of Company Common Stock or benefits measured in whole or in part by the value of a number of shares of Company Common Stock granted pursuant to the Company Stock Plans or Company Benefit Plans (including performance shares, performance-based units, market stock units, restricted stock, restricted stock units, phantom units, stock appreciation rights, deferred stock units and dividend equivalents, but not including any 401(k) plan of the Company), other than Company Options.

          (ii)           "Company Stockholders" means the holders of shares of Company Capital Stock.

          (jj)           "Compliant" means, with respect to the Required Financing Information, that (i) such Required Financing Information does not contain any untrue statement of a material fact regarding the Company and its Subsidiaries, or omit to state any material fact regarding the

  Company and its Subsidiaries necessary in order to make such Required Financing Information not misleading under the circumstances; (ii) such Required Financing Information complies in all material respects with all applicable requirements of Regulation S-K and Regulation S-X under the Securities Act for a registered public offering of non-convertible debt securities on Form S-1 that are applicable to such Required Financing Information (other than such provisions for which compliance is not customary in a Rule 144A offering of high yield debt securities); and (iii) the financial statements and other financial information included in such Required Financing Information would not be deemed stale or otherwise be unusable under customary practices for offerings and private placements of high yield debt securities under Rule 144A promulgated under the Securities Act and are sufficient to permit the Company's independent public accountants to issue comfort letters to the Financing Sources to the extent required as part of the Financing, including as to customary negative assurances and change period, in order to consummate any offering of debt securities on any day during the Marketing Period.

          (kk)         "Confidentiality Agreement" means the confidentiality letter agreement, dated April 25, 2016, between the Company and Apollo Management VIII, L.P.

          (ll)           "Consent" means any authorization, consent, approval, clearance, waiver, Permit or order.

          (mm)      "Continuing Employees" means each individual who is an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time.

          (nn)         "Contract" means any legally-binding contract, lease, license, indenture, loan agreement, guarantee agreement, credit agreement, debenture, note, bond, mortgage, deed of trust, commitment, obligation, arrangement, concession or franchise, whether written or oral.

          (oo)         "Controlled Group Liability" means any and all liabilities, whether actual or contingent, or direct or indirect, of the Company or any of its Subsidiaries (i) under Title IV of ERISA; (ii) under Section 302 of ERISA; (iii) under Section 412 and Section 4971 of the Code; (iv) as a result of a failure to comply with the continuation coverage requirements of Section 601 of ERISA and Section 4980B of the Code; and (v) under corresponding or similar provisions of foreign Laws, in each case, that are imposed on a "controlled group" or similar basis, as a result of the Company or any Subsidiary being treated as a "single employer" within the meaning of Section 414 of the Code or Sections 3(5) or 4001(b)(1) of ERISA, or the regulations promulgated thereunder, with respect to any ERISA Affiliate.

          (pp)         "Credit Agreement" means the Revolving Credit Agreement, dated November 25, 2015, by and among the Company, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Morgan Stanley Bank, N.A., Goldman Sachs Bank USA and Wells Fargo Bank, N.A., as co-Syndication Agents, and J.P. Morgan Securities LLC, Morgan Stanley Senior Funding Inc., Goldman Sachs Bank USA and Wells Fargo Securities, LLC, as Joint Bookrunners and co-Lead Arrangers.

          (qq)         "D&O Insurance" means the Company's current directors' and officers' liability insurance.

          (rr)          "DGCL" means the General Corporation Law of the State of Delaware.

          (ss)          "DOJ" means the United States Department of Justice or any successor thereto.

          (tt)          "DTC" means the Depository Trust Company.

          (uu)         "Environmental Law" means all applicable foreign, federal, national, state, provincial or local Laws, issued or promulgated by any Governmental Authority, relating to pollution, worker health and safety with respect to exposure to Hazardous Materials, and protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or the release or threatened release of Hazardous Materials.

          (vv)         "Environmental Permit" means any governmental franchise, license, permit, authorization, variance, exemption, order, consent, certificate or approval issued by a Governmental Authority pursuant to Environmental Law, and any extension, modification, amendment or waiver of the foregoing issued by any Governmental Authority pursuant to Environmental Law.

          (ww)        "ERISA" means the Employee Retirement Income Security Act of 1974.

          (xx)         "ERISA Affiliate" means, with respect to the Company or any of its Subsidiaries, any trade or business, whether or not incorporated, that together with the Company or any of its Subsidiaries would be deemed a "single employer" within the meaning of Section 414 of the Code or Sections 3(5) or 4001(b)(1) of ERISA, or that is a member of the same "controlled group" as the Company or any of its Subsidiaries pursuant to Section 4001(a)(14) of ERISA.

          (yy)         "Exchange Act" means the Securities Exchange Act of 1934.

          (zz)         "Existing Senior Notes" means the Company's 6.500% senior notes due 2024 issued pursuant to the Notes Indenture.

          (aaa)       "Facilities" means, collectively, each of the Company's and its Subsidiaries' owned, leased or operated data centers and related material connectivity systems located within the Company's and its Subsidiaries' owned, leased or operated data centers (which, for the avoidance of doubt, will not include office, warehouse or research and development properties or portions of properties), whether used to provide or support colocation, network connectivity, managed hosting, cloud computing, disaster recovery or continuity of operations, exchange point or other services provided by the Company or any of its Subsidiaries.

          (bbb)       "Filed Company Contract" means a Contract required to be filed by the Company as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K.

          (ccc)        "Filed Company SEC Documents" means the Company SEC Documents filed and publicly available after January 1, 2015.

          (ddd)      "Financing Sources" means the Persons that have committed to provide the debt financing contemplated by, or have otherwise entered into agreements in connection with, the Debt Commitment Letters or alternative debt financings in connection with the Merger, and any joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto, together with their Affiliates, current or future officers, directors, employees, agents, representatives, stockholders, limited partners, managers, members or partners involved in the Debt Financing and their successors and assigns.

          (eee)       "FTC" means the United States Federal Trade Commission or any successor thereto.

          (fff)         "GAAP" means generally accepted accounting principles, consistently applied, in the United States.

          (ggg)       "Government Official" means an official, employee, or representative of any government department, agency, or instrumentality, any government-owned or—controlled enterprise, any public international organization, or any political party, as well as any candidate for public office.

          (hhh)      "Governmental Authority" means any (i) national, federal, state, county, municipal, local or foreign government or entity exercising executive, legislative, judicial, regulatory (including stock exchange), taxing or administrative functions of government; (ii) agency, division, bureau, department or other political subdivision of any government, entity or organization described in clause (i); or (iii) company business, enterprise or other entity owned, in whole or in part, or controlled by any government, entity, organization or other Person described in clauses (i) or (ii).

          (iii)          "Group" means a "group" (as defined pursuant to Section 13(d) of the Exchange Act) of Persons.

          (jjj)          "Hazardous Materials" means (i) any petroleum or petroleum products, by-products or wastes, explosive or radioactive materials, asbestos in any form, toxic mold, lead and polychlorinated biphenyls; and (ii) any other chemical, material or substance that is regulated, classified or defined as "hazardous," "toxic," a "pollutant" or "radioactive" under Environmental Laws.

          (kkk)       "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

          (lll)          "Indebtedness" means, with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind to such Person; (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments or debt securities; (iii) all liabilities pursuant to capitalized lease obligations of such Person or obligations of such Person to pay the deferred and unpaid purchase price of property, equipment and software; (iv) all obligations of such Person pursuant to securitization or factoring programs or arrangements; (v) all liabilities pursuant to guarantees and arrangements having the economic effect of a guarantee of such Person of any Indebtedness of any other Person; (vi) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the obligations or property of others; (vii) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination); (viii) liabilities pursuant to letters of credit, bank guarantees, and other similar contractual obligations entered into by or on behalf of such Person (in each case, whether or not drawn, contingent or otherwise); (ix) all liabilities pursuant to conditional sale or title retention agreements; (x) all deferred purchase price liabilities, earnouts or other contingent payment obligations related to past acquisitions; (xi) all liabilities under sale and leaseback transactions, agreements to repurchase securities sold and other similar financing transactions; (xii) accrued interest, premiums, penalties and other obligations relating to the foregoing in connection with the repayment or breach thereof prior to the Closing Date; and (xiii) indebtedness of the type referred to in clauses (i) through (xii) secured by any Lien.

          (mmm)   "Independent Contractor" means any individual or sole proprietorship serving as a consultant or independent contractor to the Company or any of its Subsidiaries.

          (nnn)      "Information Privacy and Security Laws" means all applicable Laws concerning data privacy, data protection, or data security.

          (ooo)      "Intellectual Property License" means (i) any grant (or covenant not to assert) by the Company or any of its Subsidiaries to another Person of any right under the Owned Intellectual Property (other than a sale of all rights of ownership); and (ii) any grant (or covenant not to assert) by another Person to the Company or any of its Subsidiaries of any right under that third Person's Intellectual Property Rights (other than a sale of all rights of ownership).

          (ppp)      "Intellectual Property Rights" means rights with respect to any of the following, as they exist anywhere in the world, whether registered or unregistered: (i) patents, patent applications, inventions and other patent rights (including divisionals, continuations, continuations-in-part, reissues or examinations of any of the foregoing); (ii) trademarks, trademark rights, trade names, trade name rights, trade dress, service marks, service mark rights, corporate names and logos, and all goodwill associated with or symbolized by any of the foregoing; (iii) copyrights, works of authorship and mask works; (iv) know-how and trade secret rights, (v) domain name rights and social media names; (vi) sui generis database rights; (vii) rights with respect to, or embodied within, Technology; and (viii) all other intellectual property rights or similar proprietary rights of any kind or nature.

          (qqq)      "Intervening Event" means any Effect that (i) as of the date of this Agreement was not known to the Company Board, or the material consequences of which (based on facts known to the members of the Company Board as of the date of this Agreement) were not reasonably foreseeable as of the date of this Agreement; and (ii) does not relate to an Acquisition Proposal.

          (rrr)        "IRS" means the United States Internal Revenue Service or any successor thereto.

          (sss)        "Knowledge" of a Person, with respect to any matter in question, means (i) with respect to the Company, the actual knowledge of the individuals set forth on Section 1.1(sss) of the Company Disclosure Letter; and (ii) with respect to Parent, the actual knowledge of the individuals set forth on Section 1.1(sss) of the Parent Disclosure Letter, in each case after reasonable inquiry of those employees of the Company or Parent, as applicable, who would reasonably be expected to have actual knowledge of the matter in question. With respect to Intellectual Property Rights and Technology, "reasonable inquiry" does not require a Person to conduct, have conducted, obtain or have obtained any freedom-to-operate opinions or similar opinions of counsel or any patent or trademark clearance searches.

          (ttt)         "Law" means any statute, law (including common law), ordinance, code, decree, order, directive, judgment, regulation, ruling or stock exchange listing requirement or other requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority and any order or decision of an applicable arbitrator or arbitration panel.

          (uuu)      "Legal Proceeding" means any claim, complaint, petition, investigation, hearing, action, charge, lawsuit, litigation or other similarly formal legal proceeding (public or private) brought by or pending before any Governmental Authority, arbitrator, mediator or other tribunal.

          (vvv)        "Lien" means any (i) pledges, liens, charges, mortgages, hypothecations, deeds of trust, rights of first offer or first refusal, options, encumbrances and security interests of any kind or nature whatsoever; and (ii) covenants, conditions, restrictions, easements, encroachments, title retention agreements or other third Person rights or title or survey defects of any kind or nature whatsoever.

          (www)     "Marketing Period" means the first period of 20 consecutive Business Days after the date of this Agreement and throughout which and at the end of which (i) Parent has the Required Financing Information and the Required Financing Information is Compliant (it being understood that if the Company in good faith reasonably believes that it has provided the Required Financing Information and the Required Financing Information is Compliant, it may deliver to Parent a written notice stating when it believes that it completed such delivery, in which case the Company will be deemed to have complied with this clause (i) at such time unless Parent in good faith reasonably believes that the Company has not completed delivery of the Required Financing Information or the Required Financing Information is not Compliant and, within five Business Days after its receipt of such notice from the Company, Parent delivers a written notice to the Company to that effect (stating with specificity which Required Financing Information the Company has not delivered or is not Compliant); (ii) the conditions set forth in Section 7.1 and Section 7.2 are satisfied (other than those conditions that by their nature can only be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions); and (iii) nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 7.1 or Section 7.2 to fail to be satisfied (other than those conditions that by their nature can only be satisfied at the Closing), assuming that such conditions were applicable at any time during such 20 consecutive Business Day period; provided, that (x) November 23, 2016, November 24, 2016, and November 25, 2016 shall not be considered Business Days for purposes of such period; (y) such 20 consecutive Business Day period shall commence no earlier than September 6, 2016; and (z) if such 20 consecutive Business Days shall not have fully elapsed on or prior to December 16, 2016, then such 20 consecutive Business Day period shall commence no earlier than January 3, 2017. Notwithstanding the foregoing, (A) the Marketing Period will end on any earlier date on which the Debt Financing is obtained; (B) in the event that the Debt Financing is not consummated during or upon the expiration of the 20 consecutive Business Day period, then, at Parent's option, the Marketing Period will not end until the expiration of one additional 10 consecutive Business Day period commencing immediately after the expiration of the initial 20 Business Day period, as set forth in a written notice to be delivered by Parent prior to the expiration of the initial 20 Business Day period and prior to the Termination Date (which such notice shall, other than in respect of any willful breach following the date of delivery of such notice, provide that Parent and Merger Sub acknowledge and agree that solely with respect to Parent's and Merger Sub's obligations to consummate the Merger, the conditions set forth in Sections 7.2(a)(i) and 7.2(d), as well as the condition that the certificate referenced in Section 7.2(c) need certify that such conditions are satisfied be delivered at or prior to the Effective Time by the Company to Parent and Merger Sub (collectively, the "Bring Down Conditions") will be deemed satisfied or waived at the end of such period after giving effect to such extension regardless of whether the Bring Down Conditions cannot be satisfied on the Closing Date as a result of a fact, event or circumstance occurring after the delivery of the Initial Officer's Certificate, subject in all respects to receipt of a certificate of the Company (the "Initial Officer's Certificate"), validly executed for and on behalf of the Company and in its name by a duly authorized executive officer thereof, certifying that the conditions set forth in each of Section 7.2(a), Section 7.2(b), Section 7.2(d) and Section 7.2(e) have been satisfied as of the date of the Initial Officer's Certificate as if the Closing were to have occurred on such date (provided, that for the avoidance of doubt, the condition that the certificate referenced in Section 7.2(c) certifying that the conditions set forth in Sections 7.2(a)(ii), (iii) and (iv), Section 7.2(b) and Section 7.2(e) are satisfied be delivered at or prior to the Effective Time by the Company to Parent and Merger Sub shall not be deemed satisfied or waived by virtue of the delivery of the Initial Officer's Certificate for purposes of the Closing and another certificate certifying that such conditions have been satisfied as of the Closing must be delivered in connection with the Closing), during which time Parent will have access to the Required Financing Information and such Required Financing Information will be Compliant; and (C) the Marketing Period will not commence or be deemed to have commenced if, after the date of this Agreement and prior to the completion of the consecutive Business Day period referenced herein, (1) the Company's independent public accountant has withdrawn its audit opinion with respect to any financial statements contained in the Company's most recently filed Annual Report on Form 10-K, in which case the Marketing Period will not be deemed to commence unless, at the earliest, and until a new unqualified audit opinion is issued with respect to the consolidated financial statements of the Company for the applicable periods by the independent public accountant or another independent public accounting firm reasonably acceptably to Parent; (2) the Company issues a public statement indicating its intent to restate any historical financial statements of the Company or any such restatement is under active consideration, in which case the Marketing Period will not be deemed to commence unless and until such restatement has been completed and the relevant Required Financing Information has been amended or the Company has announced that it has concluded that no restatement will be required in accordance with GAAP; (3) any Required Financing

  Information would not be Compliant at any time during such consecutive Business Day period (it being understood that if any Required Financing Information provided at the commencement of the Marketing Period ceases to be Compliant during such consecutive Business Day period, then the Marketing Period will be deemed not to have occurred) or otherwise does not include the "Required Financing Information" as defined; or (4) the Company has failed to file any report on Form 10-K, Form 10-Q or Form 8-K required to be field with the SEC by the date required under the Exchange Act, in which case (a) in the case of a failure to file a Form 10-K or Form 10-Q, the Marketing Period will not be deemed to commence unless and until, at the earliest, such reports have been filed; and (b) in the case of a failure to file a Form 8-K, the Marketing Period will be tolled until such report has been filed; provided, that if the failure to file such report occurs during the final five Business Days of the Marketing Period, the Marketing Period will be extended so that the final day of the Marketing Period will be no earlier than the fifth Business Day after such report has been filed. Notwithstanding anything to the contrary herein, each reference to the "Marketing Period" in this Agreement shall mean the Marketing Period as may be extended pursuant to this definition, including, for the avoidance of doubt, clause (B) hereof.

          (xxx)        "Notes Indenture" means the Indenture, dated as of November 25, 2015, by and among the Company, the subsidiary guarantors from time to time party thereto and Wells Fargo Bank, National Association relating to the Existing Senior Notes, as it may have been amended or supplemented prior to the date of this Agreement.

          (yyy)        "NYSE" means the New York Stock Exchange.

          (zzz)        "OFAC" means the U.S. Treasury Department's Office of Foreign Assets Control.

          (aaaa)     "Open Source" means any Software whose source code is made available under a license that is recognized by the Open Source Initiative at opensource.org/license as an "open source" license or any similar license that requires the disclosure or licensing of such Software.

          (bbbb)    "Owned Intellectual Property" means all Intellectual Property Rights owned or purported to be owned by the Company or any of its Subsidiaries.

          (cccc)      "Parent Material Adverse Effect" means any Effect that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Parent Material Adverse Effect, has had or would reasonably be expected to prevent or materially impair or materially delay the consummation of the Merger or the ability of Parent and Merger Sub to perform their respective covenants and obligations pursuant to this Agreement.

          (dddd)    "Parent Permits" means Permits necessary to enable Parent to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted.

          (eeee)     "PCI DSS" means the Payment Card Industry Data Security Standard, issued by the Payment Card Industry Security Standards Council.

          (ffff)        "Permit" means any governmental franchise, license, permit, authorization, variance, exemption, order, consent, certificate or approval, and any extension, modification, amendment or waiver of the foregoing issued by any Governmental Authority.

          (gggg)     "Permitted Lien" means any of the following: (i) liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (ii) mechanics, carriers', workmen's, warehouseman's, repairmen's, materialmen's or other similar liens or security interests that are not yet due or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (iii) third Person leases, subleases and licenses to Real Property to the extent listed in Section 3.14(c) of the Company Disclosure Letter (other than capital leases and leases underlying sale and leaseback transactions) entered into in the ordinary course of business under which there exists no material default; (iv) pledges or deposits to secure obligations pursuant to workers' compensation Laws or similar legislation or to secure public or statutory obligations; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature in each case in the ordinary course of business; (vi) defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record) and other similar liens, in each case that do not secure payment of a sum of money and do not, and are not reasonably likely to, adversely affect in any material respect the current use or occupancy of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries; (vii) zoning, building and other similar codes or restrictions that are not violated in any material respect by the current use or occupancy of the real property subject thereto; (viii) liens the existence of which are disclosed in the notes to the consolidated financial statements of the Company included in the Filed Company SEC Reports; (ix) non-exclusive licenses to Company Intellectual Property entered into in the ordinary course of business; (x) any other liens that do not secure a liquidated amount and that have been incurred or suffered in the ordinary course of business; (xi) statutory, common law or contractual liens of landlords under Company Leases or liens against the fee interests of the landlord or owner of any Leased Real Properties unless caused by the Company or any of its Subsidiaries; and (xii) restrictions on transfer of securities imposed by applicable securities Laws.

          (hhhh)    "Person" means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity of any kind, whether domestic or foreign.

          (iiii)         "Protected Information" means any information, in any form, that: (i) relates to a natural person or that identifies or could reasonably be used to identify a natural person; (ii) the collection, use, disclosure or security of which is governed or regulated by any Information Privacy and Security Law; (iii) is covered by PCI DSS; or (iv) the Company or a Subsidiary of the Company received from or on behalf of a customer of the Company or any Subsidiary of the Company subject to a data security or confidentiality obligation of the Company or its Subsidiaries.

          (jjjj)         "Related Party" means a Company Related Party or a Parent Related Party, as applicable.

          (kkkk)     "Release" means any release, spill, emission, leaking, pumping, pouring, dumping, emptying, injection, deposit, disposal, discharge, dispersal, leaching, or migration into or through the environment.

          (llll)         "Required Financing Information" means (i) all financial statements, financial data, audit reports and other information regarding the Company and its Subsidiaries of the type that would be required by Regulation S-X promulgated by the SEC and Regulation S-K promulgated by the SEC for a registered public offering of debt securities on a registration statement on Form S-1 under the Securities Act of the Company to consummate the offerings of high yield debt securities contemplated by the Debt Commitment Letter, assuming that such offering(s) were consummated at the same time during the Company's fiscal year as such offering(s) of debt securities will be made (including all audited financial statements (which, for the avoidance of doubt, will include audited financial statements for and as of the fiscal years ended December 31, 2013, December 31, 2014, and December 31, 2015) and all unaudited financial statements (which will have been reviewed by the Company's independent public accountants as provided in Statement on Auditing Standards 100)); and (ii) (A) such other pertinent and customary information regarding the Company and its Subsidiaries as may be reasonably requested by Parent (or the Financing Sources) to the extent that such information is required in connection with the Debt Commitment Letters or of the type and form customarily included in an offering memorandum for private placements of non-convertible high-yield bonds pursuant to Rule 144A promulgated under the Securities Act; or (B) as otherwise necessary to receive from the Company's independent public accountants (and any other accountant to the extent that financial statements audited or reviewed by such accountants are or would be included in such offering memorandum), customary "comfort" (including "negative assurance" comfort and change period comfort), together with drafts of customary comfort letters that such independent public accountants are prepared to deliver upon the "pricing" of any high-yield bonds being issued in lieu of any portion of the Debt Financing, with respect to the financial information to be included in such offering memorandum. Notwithstanding anything to the contrary in clauses (i) and (ii), nothing will require the Company to provide (or be deemed to require the Company to prepare) any (1) pro forma financial statements; (2) description of all or any portion of the Debt Financing, including any "description of notes"; (3) risk factors relating to all or any component of the Debt Financing or (4) other information required by Rule 3-10 or Rule 3-16 of Regulation S-X, any Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K or any other information customarily excluded from an offering memorandum for private placements of non-convertible high-yield bonds pursuant to Rule 144A).

          (mmmm)  "Requisite Stockholder Approval" means the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote on the adoption of the Agreement.

          (nnnn)    "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002.

          (oooo)    "SEC" means the United States Securities and Exchange Commission or any successor thereto.

          (pppp)    "Securities Act" means the Securities Act of 1933.

          (qqqq)    "Software" means computer programs whether in source code or object code form.

          (rrrr)       "SOX" means the Sarbanes-Oxley Act of 2002.

          (ssss)       "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person; (ii) a partnership of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company; or (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least a majority ownership or the power to direct the policies, management and affairs thereof (including by contract).

          (tttt)        "Superior Proposal" means any bona fide written Acquisition Proposal for an Acquisition Transaction on terms that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) would be more favorable, from a financial point of view, to the Company Stockholders (in their capacity as such) than the Merger (taking into account (i) any revisions to this Agreement made or proposed in writing by Parent prior to the time of such determination or any reaffirmation thereof; and (ii) those factors and matters deemed relevant in good faith by the Company Board (or any committee thereof), including the (A) identity of the Person making the proposal; (B) likelihood of consummation in accordance with the terms of such proposal; and (C) legal, financial (including the financing terms), regulatory, timing and other aspects of such proposal). For purposes of the reference to an "Acquisition Proposal" in this definition, all references to "15%" in the definition of "Acquisition Transaction" will be deemed to be references to "50%."

          (uuuu)    "Tax" means (i) any and all federal, state, local, foreign and other taxes, customs, tariffs, imposts, levies, duties, fees or other like assessments or charges of any kind imposed by a Governmental Authority, together with all interest, penalties and additions imposed with respect to such amounts, including (a) taxes imposed on, or measured by, income, franchise, profits or gross receipts; and (b) ad valorem, value added, alternative or add-on minimum, capital gains, sales, goods and services, use, real or personal property, capital stock, license, branch, payroll, estimated, employment, disability, social security (or similar), unemployment, compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes, environmental and customs duties, (ii) any and all liability for the payment of any items described in clause (i) above as a result of being (or ceasing to be) a member of an affiliated, consolidated, combined, unitary or aggregate group (or being included (or being required to be included) in any Tax Return related to such group and (iii) any and all liability for the payment of any amounts as a result of any obligation to indemnify any other person, or any successor or transferee liability, in respect of any items described in clause (i) or (ii) above.

          (vvvv)      "Tax Returns" means all Tax returns, declarations, statements, reports, claims for refunds, forms, information returns, any schedules, attachments, supplements or amendments of any of the foregoing and any other document filed, required to be filed with any Governmental Authority relating to Taxes.

          (wwww)  "Technology" means all designs, formulas, algorithms, procedures, techniques, ideas, know-how, Software and associated documentation, databases and data collections, internet websites and web content, tools, inventions (whether patentable or unpatentable and whether or not reduced to practice), developments, creations, improvements, and works of authorship.

          (xxxx)      "Top Customer" means each of the 20 largest customers (in the aggregate) of the Company, based on consolidated revenues of the Company as of December 31, 2015.

          (yyyy)      "Trade Laws" means all Laws relating to imports, exports and economic sanctions, including all Laws administered and enforced by OFAC or the U.S. State Department.

          (zzzz)      "Transaction Documents" means, collectively, this Agreement, the Confidentiality Agreement, the Guarantee, the Financing Letters, the Voting Agreement and any other document contemplated thereby or any document or instrument delivered in connection hereunder or thereunder.

          (aaaaa)   "Transaction Litigation" means any Legal Proceeding commenced or threatened against a Party or any of its Subsidiaries, Affiliates or directors or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to the Merger or any other transaction contemplated by this

  Agreement, including any Legal Proceeding alleging or asserting any misrepresentation or omission in the Proxy Statement or any Other Required Company Filing.

          (bbbbb)  "WARN" means the United States Worker Adjustment and Retraining Notification Act or any similar state or local Law.

        1.2    Additional Definitions.     The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Agreement	Preamble
Alternate Debt Financing	6.5(d)
Alternative Acquisition Agreement	5.3(a)
Available Cash Amount	2.9(h)
Bring Down Conditions	1.1(www)
Certificates	2.9(c)(i)
Closing	2.3
Closing Date	2.3
Company	Preamble
Company Affiliate Transaction	3.21
Company Affiliated Person	3.21
Company Board Recommendation Change	5.3(c)(i)
Company Disclosure Letter	1.4
Company Plans	6.11(c)
Company Related Parties	8.3(f)(ii)
Company SEC Documents	3.6(a)
Company Securities	3.3(d)
Company Stockholder Meeting	6.4(a)
Company Termination Fee	8.3(b)(i)
Comparable Plans	6.11(c)
Debt Commitment Letters	4.10(a)
Debt Financing	4.10(a)
Debt Payoff Letters	6.6(a)(vii)
Dissenting Company Shares	2.7(c)(i)
DTC Payment	2.9(d)
Effect	1.1(y)
Effective Time	2.2
Electronic Delivery	9.12
Equity Commitment Letter	4.10(a)
Equity Financing	4.10(a)
Exchange Fund	2.9(b)
Fee Letter	4.10(a)
Final Offering	2.8(e)
Financing	4.10(a)
Financing Letters	4.10(a)
FLSA	3.17(c)
Guarantee	Recitals
Guarantor	Recitals
Indemnified Persons	6.10(a)
Initial Officer's Certificate	1.1(www)
Leased Real Property	3.14(a)

Term	Section Reference
Material Contract	3.13(b)
Maximum Annual Premium	6.10(c)
Maximum Liability Amount	8.3(g)
Merger	Recitals
Merger Sub	Preamble
New Debt Commitment Letters	6.5(d)
New Plans	6.11(d)
Notice Period	5.3(d)(ii)(3)
Old Plans	6.11(d)
Option Consideration	2.8(b)
Other Required Company Filing	6.3(e)
Other Required Parent Filing	6.3(f)
Owned Company Shares	2.7(a)(ii)
Owned Real Property	3.14(a)
Parent	Preamble
Parent Expenses	8.3(b)(iv)
Parent Related Parties	8.3(f)(i)
Parent Termination Fee	8.3(c)
Party	Preamble
Payment Agent	2.9(a)
Per Share Price	2.7(a)(iii)
Privacy Policy	3.15(d)
Proxy Statement	6.3(a)
Real Property	3.14(a)
Reimbursement Obligations	6.6(g)
Representatives	5.3(a)
Required Amount	4.10(c)
Solvent	3.27
Surviving Corporation	2.1
Tail Policy	6.10(c)
Termination Date	8.1(c)
Uncertificated Shares	2.9(c)(ii)
Voting Agreement	Preamble

        1.3    Certain Interpretations.

          (a)   Unless otherwise indicated, when a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, that reference is to an Article, Section, Schedule or Exhibit to this Agreement, as applicable.

          (b)   When used in this Agreement, (i) the words "hereof," "herein" and "herewith" and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words "include," "includes" and "including" will be deemed in each case to be followed by the words "without limitation."

          (c)   Unless the context otherwise requires, "neither," "nor," "any," "either" and "or" are not exclusive.

          (d)   The word "extent" in the phrase "to the extent" means the degree to which a subject or other thing extends, and does not simply mean "if."

          (e)   When used in this Agreement, references to "$" or "Dollars" are references to U.S. dollars.

          (f)    The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined in such certificate or document.

          (g)   When reference is made to any party to this Agreement or any other agreement or document, such reference includes that party's successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

          (h)   Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

          (i)    A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time.

          (j)    Except as otherwise provided in this Agreement, all accounting terms used herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.

          (k)   The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.

          (l)    References to "from" or "through" any date mean, unless otherwise specified, from and including or through and including such date, respectively.

          (m)  The measure of a period of one month or year for purposes of this Agreement will be the day of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual day of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

          (n)   The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement. Accordingly, they waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

          (o)   No summary of this Agreement or any Exhibit, Schedule or other document delivered with this Agreement that is prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit, Schedule or document.

          (p)   The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement.

          (q)   The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

          (r)   Documents or other information or materials will be deemed to have been "made available" by the Company if such documents, information or materials have been, at any time prior to the execution and delivery of this Agreement, (i) posted to a virtual data room managed by the Company at https://us1.merrillcorp.com; or (ii) delivered or provided to Parent or its Affiliates or Representatives.

        1.4    Disclosure Letters.     The information set forth in (i) the disclosure letter delivered by the Company to Parent and Merger Sub (the "Company Disclosure Letter"), and (ii) the disclosure letter delivered by Parent and Merger Sub to the Company (the "Parent Disclosure Letter"), in each case concurrently with the execution of this Agreement, is disclosed under separate and appropriate Section and subsection references that correspond to the Sections and subsections of this Agreement to which such information relates. The information set forth in each Section or subsection of the Company Disclosure Letter and the Parent Disclosure Letter, as applicable, will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of the Company or Parent and Merger Sub, as applicable, that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company or Parent and Merger Sub, as applicable, that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.

ARTICLE II
THE MERGER

        2.1    The Merger.     Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, at the Effective Time, (a) Merger Sub will be merged with and into the Company; (b) the separate corporate existence of Merger Sub will cease; and (c) the Company will continue as the surviving corporation in the Merger and a wholly owned Subsidiary of Parent. The Company, as the surviving corporation of the Merger, is sometimes referred to as the "Surviving Corporation."

        2.2    The Effective Time.     Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company will cause the Merger to be consummated pursuant to the DGCL by filing the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time of such filing and acceptance with the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Certificate of Merger in accordance with the DGCL, the "Effective Time").

        2.3    The Closing.     The consummation of the Merger will take place at a closing (the "Closing") to occur at (a) 10:00 a.m., Eastern time, at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, CA 94304, on a date to be agreed upon by Parent, Merger Sub and the Company that is no later than the third Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as Parent, Merger Sub and the Company mutually agree in writing. Notwithstanding the foregoing, if the Marketing Period has not ended at the time of the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing), then the Closing will occur on the earlier of (i) any Business Day during the Marketing Period specified by Parent to the Company on no less than on two Business Days' prior written notice to the Company; and (ii) the third Business Day after the final day of the Marketing Period (as may be extended pursuant to the definition of Marketing Period) (subject, in the case of each of (i) and (ii), to the satisfaction or waiver (to the extent permitted hereunder) of all of the conditions set forth in Article VII, other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions), except that if any of the conditions set forth in Article VII are not satisfied or waived (to the extent permitted hereunder) on any such third Business Day, then the Closing will take place on the first Business Day on which all such conditions have been satisfied or waived (to the extent permitted hereunder). The date on which the Closing actually occurs is referred to as the "Closing Date."

        2.4    Effect of the Merger.     At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all (a) of the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation; and (b) debts, claims, liabilities, obligations and duties of the Company and Merger Sub will become the debts, claims, liabilities, obligations and duties of the Surviving Corporation.

        2.5    Certificate of Incorporation and Bylaws.

          (a)    Certificate of Incorporation.    At the Effective Time, the Charter will be amended and restated in its entirety to read as set forth in Exhibit B-1 and, as so amended and restated will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation.

          (b)    Bylaws.    At the Effective Time, the Bylaws, as in effect immediately prior to the Effective Time, will be amended and restated in their entirety to read as set forth on Exhibit B-2 and, as so amended and restated, will be the bylaws of the Surviving Corporation until thereafter amended or restated in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.

        2.6    Directors and Officers.

          (a)    Directors.    The Parties will take all necessary actions so that at the Effective Time, the initial directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

          (b)    Officers.    The Parties will take all necessary actions so that at the Effective Time, the initial officers of the Surviving Corporation will be the officers of the Company as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly appointed.

        2.7    Effect on Capital Stock.

          (a)    Capital Stock.    Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, the following will occur:

              (i)  each share of common stock, par value $0.01 per share, of Merger Sub that is outstanding as of immediately prior to the Effective Time will be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and each certificate representing ownership of such shares of common stock of Merger Sub will thereafter represent ownership of shares of common stock of the Surviving Corporation;

             (ii)  each share of Company Common Stock that is (A) held by the Company as treasury stock; (B) owned by Parent or Merger Sub; or (C) owned by any direct or indirect wholly owned Subsidiary of the Company, Parent or Merger Sub as of immediately prior to the Effective Time (collectively, the "Owned Company Shares") will be cancelled without any conversion thereof or consideration paid therefor; and

            (iii)  each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Owned Company Shares and Dissenting Company Shares) will be cancelled and automatically converted into the right to receive cash in an amount equal to $32.00, without interest thereon (the "Per Share Price"), in accordance with the provisions of Section 2.9 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.11).

          (b)    Adjustment to the Per Share Price.    The Per Share Price will be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to the Company Common Stock occurring on or after the date of this Agreement and prior to the Effective Time. Nothing in this Section 2.7(b) will be construed to permit the Company, any Subsidiary of the Company or any other Person to take any action that is otherwise prohibited by the terms of this Agreement.

          (c)    Statutory Rights of Appraisal.

            (i)    Dissenting Company Shares.    Notwithstanding anything to the contrary set forth in this Agreement, all shares of Company Common Stock that are issued and outstanding as of immediately prior to the Effective Time and held by Company Stockholders who have (A) neither voted in favor of the adoption of this Agreement nor consented thereto in writing and (B) properly made a demand for appraisal in respect of such shares of Company Common Stock in accordance with Section 262 of the DGCL and has neither effectively withdrawn, failed to perfect, waived, or otherwise lost such stockholder's right to appraisal (the "Dissenting Company Shares") will not be converted into, or represent the right to receive, the Per Share Price pursuant to this Section 2.7. Such Company Stockholders will be entitled to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL, except that all Dissenting Company Shares held by Company Stockholders who have failed to perfect or who have effectively withdrawn or lost their rights to appraisal of such Dissenting Company Shares pursuant to Section 262 of the DGCL will be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Per Share Price, upon surrender of the Certificates or Uncertificated Shares that formerly evidenced such shares of Company Common Stock in the manner provided in Section 2.9.

            (ii)    Notification of Parent of Demands for Appraisal.    The Company will give Parent prompt notice (and in any event within one Business Day) of receiving any demands for appraisal received by the Company, withdrawals or attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company in respect of Dissenting Company Shares. Parent will have the right to direct and control all negotiations and Legal Proceedings with respect to any such demands, withdrawals or attempted withdrawals of such demands and any other Legal Proceedings in respect of the appraisal rights of the Company Stockholders, except that, prior to the Effective Time, Parent will consult with the Company and consider in good faith the Company's advice with respect to such negotiations and proceedings and the Company will have the right to participate in any such negotiations and proceedings. The Company may not, except with the prior written consent of Parent (which consent may be given, conditioned or withheld in Parent's sole discretion), voluntarily make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for payment in respect of Dissenting Company Shares.

        2.8    Equity Awards.

          (a)    Company Stock-Based Awards.

            (i)    Vested Awards.    At the Effective Time, each Company Stock-Based Award outstanding as of immediately prior to the Effective Time, to the extent vested and, if applicable, unexercised, will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the amount of the Per Share Price (less the exercise price per share, if any, attributable to such Company Stock-Based Award) by (ii) the total number of shares of Company Common Stock subject to such Company Stock-Based Award (the "Company Stock-Based Award Consideration").

            (ii)    Unvested Awards Subject to Only Time Vesting.    At the Effective Time, each Company Stock-Based Award outstanding as of immediately prior to the Effective Time, to the extent subject to vesting conditions based solely on continued employment or service to the Company or any of its Subsidiaries and, if applicable, unexercised, will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to the Company Stock-Based Award Consideration in respect of such unvested and, if applicable, unexercised Company Stock-Based Award, payable on or following the applicable vesting date (but not later than the first payroll date following such applicable vesting date) as set forth in Section 2.8 of the Company Disclosure Letter. Notwithstanding anything in this Agreement to the contrary, Parent will not assume, substitute or convert any Company Stock-Based Award that is outstanding, and, if applicable, unexercised, as of immediately prior to the Effective Time and is held by a nonemployee member of the Company Board.

            (iii)    Unvested Awards Subject to Performance Vesting.    For purposes of this Section 2.8(a), and notwithstanding anything contained in the Company Stock Plan or any award agreement to the contrary, with respect to each Company Stock-Based Award, the vesting of which is conditional in whole or in part on the achievement of performance goals during a performance period that is still outstanding as of the date hereof (each, a "Performance Company Stock-Based Award") that was granted after August 22, 2013, as of immediately prior to the Effective Time, the applicable performance metrics shall be deemed to have been satisfied as to 100% of the target number of shares of Company Common Stock subject to such Performance Company Stock-Based Award, regardless of when the performance period ends. For each Performance Company Stock-Based Award granted on or after December 1, 2015, such Performance Company Stock-Based Award shall be treated in the manner set forth in Section 2.8(a)(ii) of this Agreement, and each other Performance Company Stock-Based Award shall be treated in the manner set forth in Section 2.8(a)(i) of this Agreement. For each Performance Company Stock-Based Award granted on August 22, 2013, such Performance Company Stock-Based Award shall be treated in accordance with its terms. Notwithstanding anything herein to the contrary, if the holder of such Performance Company Stock-Based Award terminates his service to the Company before the Effective Time, the outstanding and unvested portion of a Performance Company Stock-Based Award as of immediately prior to the termination date will be forfeited.

            (iv)    Withholding; 409A.    The payment of the Company Stock-Based Award Consideration will be subject to withholding for all required Taxes. Notwithstanding any provision of this Section 2.8(a), with respect to any Company Stock-Based Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code, to the extent that payment of the Company Stock-Based Award Consideration in accordance with this Section 2.8(a) would otherwise cause the imposition of a Tax or penalty under Section 409A of the Code, such payment shall instead be made at the earliest time permitted under the Company Stock Plan and applicable award agreement that will not result in the imposition of such Tax or penalty.

          (b)    Company Options.    At the Effective Time, each Company Option outstanding as of immediately prior to the Effective Time, whether vested or unvested, will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the amount of the Per Share Price (less the exercise price per share attributable to such Company Option) by (ii) the total number of shares of Company Common Stock issuable upon exercise in full of such Company Option (the "Option Consideration"). Notwithstanding the foregoing, with respect to any Company Options, whether vested or unvested, for which the exercise price per share attributable to such Company Options is equal to or greater than the Per Share Price, such Company Options will be cancelled without any cash payment being made in respect thereof. The payment of the Option Consideration will be subject to withholding for all required Taxes.

          (c)    Payment Procedures for Vested Equity.    As soon as reasonably practicable after the Effective Time (but no later than the second payroll date after the Effective Time), the applicable holders of vested and, if applicable, exercisable, Company Stock-Based Awards and Company Options will receive a payment (without interest) from the Company or the Surviving Corporation (which amounts Parent shall deposit or cause to be deposited, to the extent that Company cash as of the Closing is insufficient to fund the payment of such amounts, with the Company, by wire transfer of immediately available funds, at or prior to the Closing), through its payroll system or payroll provider, of all amounts required to be paid to such holders in respect of such vested Company Stock-Based Awards or Company Options that are cancelled and converted pursuant to Section 2.8(a)(i) or Section 2.8(b), as applicable. Notwithstanding the foregoing, if any such payment owed to a holder of vested Company Stock-Based Awards or Company Options pursuant to Section 2.8(a)(i) or Section 2.8(b), as applicable, cannot be made through the Company's or the Surviving Corporation's payroll system or payroll provider, then the Surviving Corporation will issue a check for such payment to such holder, which check will be sent by overnight courier to such holder promptly following the Closing Date (but in no event more than five Business Days thereafter).

          (d)    Further Actions.    The Company will take all action necessary to effect the cancellation of Company Stock-Based Awards and Company Options as of the Effective Time and to give effect to this Section 2.8 (including the satisfaction of the requirements of Rule 16b-3(e) promulgated under the Exchange Act). All Company Stock-Based Awards and all Company Stock Plans will terminate as of the Effective Time, and the provisions in any other Company Benefit Plan or Contract providing for the issuance or grant of any other interest in respect of the capital stock of the Company or any of its Subsidiaries will be cancelled as of the Effective Time. Following the Effective Time, no participant in any Company Stock Plan or Company Benefit Plan will have any right thereunder to acquire any equity securities (including any "phantom" stock or stock appreciation rights) of the Company, the Surviving Corporation or any of their respective Subsidiaries.

          (e)    Treatment of Employee Stock Purchase Plan.    As soon as reasonably practicable following the date of this Agreement and in any event prior to the Effective Time and not later than the day immediately prior to the date on which the first offering period that is regularly scheduled to commence under the ESPP after the date of this Agreement, the Company will take all necessary actions, including obtaining any necessary determinations or resolutions of the Company Board (or a committee thereof), if appropriate, and amending the terms of the ESPP as may be necessary or required under the ESPP and applicable Laws, to (i) to provide that each individual participating in the Purchase Period (as defined in the ESPP) in progress on the date of this Agreement (the "Final Offering") will not be permitted to (A) increase his or her payroll contribution rate pursuant to the ESPP from the rate in effect when that Purchase Period commenced; or (B) make separate non-payroll contributions to the ESPP on or following the date of this Agreement, except as may be required by applicable Law; (ii) ensure that, except for the Final Offering, no offering period under the ESPP will be authorized or commenced on or after the date of this Agreement; (iii) if the Closing will occur prior to the end of the Final Offering, provide each individual participating in the Final Offering with notice of the transactions contemplated by this Agreement prior to the Closing Date; (iv) cause the Final Offering to end no later than one Business Day prior to the Closing Date; (v) make any pro rata adjustments that may be necessary to reflect the shortened Final Offering Purchase Period, but otherwise treat such shortened Final Offering Purchase Period as a fully effective and completed Purchase Period for all purposes pursuant to the ESPP; (vi) cause each ESPP participant's accumulated contributions under the ESPP to be used to purchase shares of Company Common Stock in accordance with the ESPP as of the end of the Final Offering; (vii) provide that the applicable purchase price for Company Common Stock will not be decreased below the levels set forth in the ESPP as of the date of this Agreement; and (viii) ensure that no further rights are granted under the ESPP after the Effective Time. Immediately prior to and effective as of the Effective Time (but subject to the consummation of the Merger), the Company will terminate the ESPP.

        2.9    Exchange of Certificates.

          (a)    Payment Agent.    Prior to the Closing, (i) Parent will select a bank or trust company reasonably acceptable to the Company to act as the payment agent for the Merger (the "Payment Agent"); and (ii) Parent or Merger Sub will enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent.

          (b)    Exchange Fund.    (i) At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds for payment to the holders of shares of Company Common Stock pursuant to Section 2.7(a) an amount of cash that, when taken together with the amount to be deposited by the Company pursuant to clause (ii) below, is sufficient in the aggregate for the Payment Agent to make the payments of the aggregate consideration to which such holders of Company Common Stock become entitled pursuant to Section 2.7(a); and (ii) at the Closing, after all of the conditions to the Merger set forth in Article VII have been satisfied (other than those conditions that by their terms are to be satisfied at Closing, each of which is capable of being satisfied at Closing) or waived (if permissible under applicable Law) and Parent has confirmed in writing that it will consummate the Closing, then the

  Company will, in consultation with and in accordance with the directions having been given by Parent, deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds for payment to the holders of shares of Company Common Stock pursuant to Section 2.7(a), an amount of cash of the Company and its Subsidiaries designated by Parent (such designation to be made no less than three Business Days prior to the Closing Date), which amount shall not exceed the Available Cash Amount. Until disbursed in accordance with the terms and conditions of this Agreement, such cash will be invested by the Payment Agent, as directed by Parent or the Surviving Corporation, in (A) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than 30 days; (B) commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively; (C) certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $1,000,000,000 (based on the most recent financial statements of such bank that are then publicly available); or (D) money market funds investing solely in a combination of the foregoing and, in any such case, no instrument shall have a maturity exceeding three months (such cash and any proceeds thereon, the "Exchange Fund"). To the extent that (1) there are any losses with respect to any investments of the Exchange Fund; (2) the Exchange Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the cash amounts contemplated by Section 2.7(a); or (3) all or any portion of the Exchange Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.7(a) for any reason, then Parent will, or will cause the Surviving Corporation to, promptly replace or restore the amount of cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times fully available for distribution and maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.7(a). Any interest or other income from investment of the Exchange Fund will be payable to Parent or the Surviving Corporation, as Parent directs.

          (c)    Exchange and Payment Procedures.

            (i)    Certificates.    Promptly following the Effective Time (and in any event within three Business Days), Parent and the Surviving Corporation will cause the Payment Agent to mail to each holder of record (as of immediately prior to the Effective Time) of a certificate that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares) (the "Certificates") whose shares of Company Common Stock were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.7(a), (A) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Payment Agent); and (B) instructions for use in effecting the surrender of the Certificates in exchange for the consideration payable in respect thereof pursuant to Section 2.7(a). Upon surrender to the Payment Agent of a Certificate (or affidavit of loss in lieu of a Certificate as provided in Section 2.11) for cancellation, together with such letter of transmittal, duly completed and validly executed, and such other documents as may be reasonably required by the Payment Agent in accordance with the terms of such materials and instructions, the holder of such Certificate will be entitled to receive in exchange for the number of shares represented by such Certificate (and Parent will cause the Payment Agent to pay and deliver in exchange therefor as promptly as practicable) an amount in cash equal to the product obtained by multiplying (1) the aggregate number of shares of Company Common Stock represented by such Certificate by (2) the Per Share Price (less any applicable withholding Taxes payable in respect thereof). The Certificate so surrendered will be cancelled. The Payment Agent will accept Certificates upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of any holder of the Certificates on the amount payable upon the surrender of such Certificates pursuant to this Section 2.9(c)(i). Until so surrendered, the Certificates will be deemed from and after the Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.7(a).

            (ii)    Uncertificated Shares.    Notwithstanding anything to the contrary in this Agreement, any holder of shares of Company Common Stock held in book-entry form (the "Uncertificated Shares") will not be required to deliver a Certificate or an executed letter of transmittal to the Payment Agent to receive the consideration payable in respect thereof pursuant to Section 2.7(a). In lieu thereof, each holder of record (as of immediately prior to the Effective Time) of an Uncertificated Share that immediately prior to the Effective Time represented an outstanding share of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares) whose shares of Company Common Stock were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.7(a) will, upon receipt of an "agent's message" in customary form (it being understood that the holders of Uncertificated Shares will be deemed to have surrendered such Uncertificated Shares upon receipt of an "agent's message" or such other evidence, if any, as the Payment Agent may reasonably request) at the Effective Time, be entitled to receive (and Parent will cause the Payment Agent to pay and deliver as promptly as practicable) an amount in cash equal to the product obtained by multiplying (A) the aggregate number of shares of Company Common Stock represented by such holder's transferred Uncertificated Shares by (B) the Per Share Price (less any applicable withholding Taxes payable in respect thereof). The Uncertificated Shares so surrendered will be cancelled. The Payment Agent will accept transferred Uncertificated Shares upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of any holder of the Uncertificated Shares on the amount payable upon the surrender of such Uncertificated Shares pursuant to this Section 2.9(c)(ii). Until so surrendered, Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.7(a). Any Per Share Price paid upon surrender of an Uncertificated Share will be deemed to have been paid in full satisfaction of all rights pertaining to such Uncertificated Share.

          (d)    DTC Payment.    Prior to the Effective Time, Parent and the Company will cooperate to establish procedures with the Payment Agent and DTC with the objective that (i) if the Closing occurs at or prior to 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit to DTC or its nominees on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to the product obtained by multiplying (A) the number of shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Effective Time by (B) the Per Share Price (such amount, the "DTC Payment"); and (ii) if the Closing occurs after 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit the DTC Payment to DTC or its nominees on the first Business Day after the Closing Date.

          (e)    Transfers of Ownership.    If a transfer of ownership of shares of Company Common Stock is not registered in the stock transfer books or ledger of the Company, or if the consideration payable is to be paid in a name other than that in which the Certificates surrendered or transferred in exchange therefor are registered in the stock transfer books or ledger of the Company, then the consideration payable pursuant to Section 2.7(a) may be paid to a Person other than the Person in whose name the Certificate so surrendered or transferred is registered in the stock transfer books or ledger of the Company only if such Certificate is properly endorsed and otherwise in proper form for surrender and transfer and the Person requesting such payment has paid to Parent (or any agent designated by Parent) any transfer Taxes required by reason of the payment of the Per Share Price to a Person other than the registered holder of such Certificate, or established to the satisfaction of Parent (or any agent designated by Parent) that such transfer Taxes have been paid or are otherwise not payable. Payment of the consideration payable with respect to Uncertificated Shares will only be made to the Person in whose name such Uncertificated Shares are registered.

          (f)    No Liability.    Notwithstanding anything to the contrary set forth in this Agreement, none of the Payment Agent, Parent, the Surviving Corporation or any other Party will be liable to a holder of shares of Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Uncertificated Shares have not been surrendered immediately prior to the date on which any cash in respect of such Certificate or Uncertificated Share would otherwise escheat to or become the property of any Governmental Authority, then any such cash in respect of such Certificate or Uncertificated Share will, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.

          (g)    Distribution of Exchange Fund to Parent.    Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates or Uncertificated Shares on the date that is one year after the Effective Time will be delivered to Parent upon demand, and any holders of shares of Company Common Stock that were issued and outstanding immediately prior to the Merger who have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such shares of Company Common Stock for exchange pursuant to this Section 2.9 will thereafter look for payment of the Per Share Price payable in respect of the shares of Company Common Stock represented by such Certificates or Uncertificated Shares solely to Parent (subject to abandoned property, escheat or similar Laws), solely as general creditors thereof, for any claim to the Per Share Price to which such holders may be entitled pursuant to Section 2.7(a).

          (h)    Cash Balances.    The Company shall deliver to Parent, upon request and no later than five Business Days prior to the anticipated Closing Date, a written notice setting forth, in each case as of the close of business on the immediately preceding Business Day, the aggregate cash balances held by the Company and its Subsidiaries (by Subsidiary and by jurisdiction) as well as the amounts of such cash balances that are not being used for other purposes and that are available to be utilized in respect of the obligations set forth in Section 2.8(c) and Section 2.9(b) (the "Available Cash Amount").

        2.10    No Further Ownership Rights in Company Common Stock.     From and after the Effective Time, (a) all shares of Company Common Stock will no longer be outstanding and will automatically be cancelled and cease to exist; and (b) each holder of a Certificate or Uncertificated Shares previously representing any shares of Company Common Stock will cease to have any rights with respect thereto, except the right to receive the consideration payable therefor in accordance with Section 2.7(a) (or in the case of Dissenting Company Shares, the rights pursuant to Section 2.7(c)). The consideration paid in accordance with the terms of this Article II upon conversion of any shares of Company Common Stock will be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation for any reason, they will (subject to compliance with the exchange procedures of Section 2.9(c)) be cancelled and exchanged as provided in this Article II.

        2.11    Lost, Stolen or Destroyed Certificates.     In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent will issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, the Per Share Price payable in respect thereof pursuant to Section 2.7(a). Parent or the Payment Agent may, in its discretion and as a condition precedent to the payment of such Per Share Price, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

        2.12    Required Withholding.     Each of the Payment Agent, Parent, the Company and the Surviving Corporation, or any Subsidiary of Parent, the Company or the Surviving Corporation, will be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as are required to be deducted or withheld therefrom pursuant to any Tax Laws. To the extent that such amounts are so deducted or withheld and paid over to the appropriate Governmental Authority, such amounts will be treated for all purposes of this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

        2.13    Necessary Further Actions.     If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, then the directors and officers of the Company and Merger Sub as of immediately prior to the Effective Time will take all such lawful and necessary action.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in (a) the Filed Company SEC Documents (excluding any disclosures contained under the heading "Risk Factors", "Forward-Looking Statements", "Quantitative and Qualitative Disclosures About Market Risk" and any other disclosures contained or referenced therein of information, factors or risks, or any other sections relating to forward-looking statements to the extent that they are predictive or forward-looking in nature) it being understood that (i) any matter disclosed in such filings shall not be deemed disclosed for purposes of Section 3.1, Section 3.2, Section 3.3, Section 3.4, or Section 3.5; and (ii) any matter disclosed in the Filed Company SEC Documents will be deemed to be disclosed in a section of the Company Disclosure Letter only to the extent that it is reasonably apparent from such Filed Company SEC Documents that it is applicable to such section of the Company Disclosure Letter; and (b) the Company Disclosure Letter (subject to Section 1.4), the Company represents and warrants to Parent and Merger Sub that the statements contained in this Article III are true and correct.

        3.1    Organization, Standing and Power.     Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized (in the case of good standing, to the extent such jurisdiction recognizes such concept), except where the failure to be in good standing would not have a Company Material Adverse Effect. Each of the Company and its Subsidiaries has all requisite power and authority and possesses all Company Permits, except where the failure to have such power or authority or to possess such Company Permits would not have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or licensed to do business in each jurisdiction where the nature of its business or the ownership or leasing of its properties make such qualification necessary, other than in such jurisdictions where the failure to be so qualified or licensed would not have a Company Material Adverse Effect. The Company has made available true, correct and complete copies of the Charter and the Bylaws.

        3.2    Subsidiaries of the Company.

          (a)    Capital Stock; Identity.    All the outstanding shares of capital stock or voting securities of, or other equity interests in, each Subsidiary of the Company have been validly issued and are fully paid and nonassessable and are owned by (i) the Company, (ii) another Subsidiary of the Company or (iii) the Company and another Subsidiary of the Company, free and clear of all Liens (other than Permitted Liens). Section 3.2(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true, correct and complete list of (A) the Subsidiaries of the Company; and (B) the ownership interest of the Company and any Subsidiary in each Subsidiary.

          (b)    Other Equity Interests.    Except for the capital stock and voting securities of, and other equity interests in, the Subsidiaries of the Company, neither the Company nor any of its Subsidiaries owns, directly or indirectly, any capital stock or voting securities of, or other equity interests in, or any interest convertible into or exchangeable or exercisable for, any capital stock or voting securities of, or other equity interests in, any Person.

        3.3    Capital Structure.

          (a)    Capital Stock.    The authorized capital stock of the Company consists of (i) 300,000,000 shares of Company Common Stock; and (ii) 50,000,000 shares of Company Preferred Stock. As of the Capitalization Date, (A) no shares of Company Preferred Stock were issued and outstanding; (B) 126,337,950 shares of Company Common Stock were issued and outstanding; and (C) no shares of Company Common Stock were held by the Company as treasury shares.

          (b)    Validity; Issuances.    All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid, nonassessable and not subject to or issued in violation of any preemptive rights. Since the close of business on the Capitalization Date through the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting or settlement of Company Stock-Based Awards or Company Options granted prior to the Capitalization Date.

          (c)    Stock Reservation.    As of the Capitalization Date, there were outstanding (i) Company Stock-Based Awards representing the right to receive up to 7,494,861 shares of Company Common Stock; and (ii) Company Options to acquire 965,559 shares of Company Common Stock with an exercise price per share less than the Per Share Price and a weighted average price of $11.57. As of the Capitalization Date, there were accumulated payroll contributions under the then-current offering period under the Company ESPP in the amount of $1,123,396, and an additional $1,958,407 of payroll contributions are expected to be accumulated through the completion of such offering period (assuming no withdrawals, no modifications to participant contribution percentages, and constant currency exchange rates).

          (d)    Company Securities.    Except as set forth in this Section 3.3(d), as of the Capitalization Date there were (i) other than the Company Capital Stock, no outstanding shares of capital stock and voting securities of, or other equity interests in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest (including voting debt) in, the Company; (iii) no outstanding subscriptions, options, warrants, calls or other rights or binding arrangements to acquire from the Company, or that obligate the Company or any of its Subsidiaries to issue, any capital stock and voting securities of, or other equity interests in, or any securities convertible into or exchangeable for shares of capital stock and voting securities of, or other equity interests in, the Company or such Subsidiary; (iv) no obligations of the Company or any of its Subsidiaries to (A) grant, extend or enter into any subscription, option, warrant, call, right, convertible, exchangeable or exercisable security, or other similar Contract relating to any capital stock and voting securities of, or other equity interests in, the Company or any of its Subsidiaries; or (B) provide funds to, or make any investment (in the form of a loan, capital contribution, guarantee, credit enhancement or otherwise) in or assume any liability or obligation to, any other Person; (v) no outstanding restricted shares, calls, restricted share units, stock appreciation rights, performance shares, contingent value rights, "phantom" stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company or its Subsidiaries (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Capital Stock, the "Company Securities"); (vi) voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock and voting securities of, or other equity interests in, the Company; (vii) obligations or binding commitments of any character restricting the transfer of any shares of capital stock and voting securities of, or other equity interests in, the Company to which the Company is a party or by which it is bound; and (viii) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Company Securities. Neither the Company nor any of its Subsidiaries is a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends or dividend equivalent rights with respect to any outstanding shares of Company Capital Stock, Company Stock-Based Awards or Company Options.

          (e)    No Other Rights.    Neither the Company nor any of its Subsidiaries is a party to any Contract relating to the voting of, requiring registration of or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities, including any voting trusts, rights agreements or other similar agreements, understandings or Contracts to which the Company or any of its Subsidiaries is a party.

          (f)    Equity Awards Ledger.    Section 3.3(f) of the Company Disclosure Letter sets forth, as of the Capitalization Date, a list of all holders of Company Stock-Based Awards and Company Options, and, with respect to each, the type of award and the Company Stock Plan under which it was issued, the date of grant, the number of shares of Company Capital Stock subject to such award, the vesting schedule thereof, and the price per share at which each Company Option may be exercised.

        3.4    Authority; Execution and Delivery; Enforceability.

          (a)    Power and Authority.    The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger, subject, in the case of the Merger, to the receipt of the Requisite Stockholder Approval.

          (b)    Company Board Approval.    The Company Board has unanimously adopted resolutions at a meeting at or prior to the date of this Agreement duly called and convened at which all of the directors of the Company were present, (i) determining that it is in the best interests of the Company and its stockholders, and declaring it advisable, to enter into this Agreement and to consummate the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth in this Agreement; (ii) approving the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations in this Agreement, and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL; (iii) directing that the adoption of this Agreement be submitted to a vote of the Company Stockholders; and (iv) recommending that the Company Stockholders vote in favor of the adoption of this Agreement in accordance with the DGCL. As of the date of this Agreement, such resolutions are in full force and effect and have not been amended or withdrawn. Assuming the accuracy of the representations and warranties set forth in Section 4.5(b), except for the (A) adoption of this Agreement by the Requisite Stockholder Approval and (B) filing of the Certificate of Merger as required by the DGCL, no other corporate proceedings or actions on the part of the Company are necessary to authorize or adopt this Agreement or to consummate the Merger. The Company has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and conditions, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and, as to enforceability, by general principles of equity.

          (c)    Antitakeover Statutes; No Rights Plan.    Assuming the accuracy of the representations and warranties set forth in Section 4.5(b), the Company Board has adopted such resolutions as are necessary to render inapplicable to this Agreement, the Voting Agreement and the Merger the restrictions on "business combinations" (as defined in Section 203 of the DGCL) as set forth in Section 203 of the DGCL. No "fair price," "moratorium," "control share acquisition" or other similar antitakeover Law applies with respect to the Company or any of its Subsidiaries in connection with this Agreement or the Merger. There is no stockholder rights plan, "poison pill" antitakeover plan or similar device in effect to which the Company or any of its Subsidiaries is subject, party to or otherwise bound.

        3.5    No Conflicts; Consents.

          (a)    No Conflicts.    The execution and delivery by the Company of this Agreement does not, and the performance by it of its obligations hereunder and the consummation of the Merger will not, (i) conflict with; (ii) require any notice to or consent by any Person under, result in any violation or breach of or default (with or without notice or lapse of time, or both) under; (iii) give rise to a right of termination, cancellation or acceleration of any obligation; (iv) give rise to any obligation to make an offer to purchase or redeem any Indebtedness or capital stock; (v) give rise to any loss of a material benefit under; or (vi) result in the creation of any Lien (other than a Permitted Lien) on any of the properties or assets of the Company or any of its Subsidiaries under any provision of (A) the Charter, the Bylaws or the comparable charter or organizational documents of any of its Subsidiaries (assuming that the Requisite Stockholder Approval is obtained); (B) any Material Contract to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound or any Company Permit; or (C) subject to the filings and other matters referred to in Section 3.5(b), any Law, in each case, applicable to the Company or any of its Subsidiaries or their respective properties or assets (assuming that the Requisite Stockholder Approval is obtained), other than, in the case of clauses (B) and (C), any matters that would not have a Company Material Adverse Effect.

          (b)    Governmental Consents.    No Consent of or from, or registration, declaration, notice or filing made to or with, any Governmental Authority is required to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement or its performance of its obligations hereunder or the consummation of the Merger, other than: (i) the filing with the SEC of the Proxy Statement in definitive form; (ii) the filing with the SEC of such reports under, and such other compliance with, the Exchange Act and the rules and regulations thereunder as may be required in connection with this Agreement and the Merger; (iii) compliance with and filings under the HSR Act and such other Consents, registrations, declarations, notices or filings as are required to be made or obtained under any foreign antitrust, competition, trade regulation or similar Laws; (iv) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of the other jurisdictions in which Parent and the Company are qualified to do business; (v) such Consents from, or registrations, declarations, notices or filings made to or with, Governmental Authorities (other than with respect to securities, antitrust, competition, trade regulation or similar Laws), in each case as may be required in connection with this Agreement or the Merger and are required with respect to mergers, business combinations or changes in control of telecommunications companies generally; (vi) such filings with and approvals of NYSE as are required to permit the consummation of the Merger; and (vii) such other Consents, registrations, declarations, notices or filings the failure of which to obtain would not have a Company Material Adverse Effect.

        3.6    SEC Documents; No Undisclosed Liabilities.

          (a)    Company SEC Documents.    The Company has furnished or filed on a timely basis all reports, schedules, forms, statements, certifications and other documents (including exhibits and other information incorporated therein, and amendments and supplements thereto) in each case required to be furnished or filed by the Company with the SEC since January 1, 2014, through the date of this Agreement (all such documents, together with any documents filed with the SEC during such period by the Company on a voluntary basis on a Current Report on Form 8-K, but excluding the Proxy Statement, the "Company SEC Documents").

          (b)    Compliance of Company SEC Documents.    Each Company SEC Document at the time filed (or if amended or superseded by a filing or amendment prior to the date of this Agreement, then at the time of such filing or amendment): (i) complied in all material respects with the requirements of SOX and the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Document and other applicable Law, each as in effect on the date of any such filing; and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated financial statements of the Company included in the Company SEC Documents (A) complied at the time that it was filed as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; (B) was prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except for the absence of footnotes and normal year-end adjustments as permitted by GAAP); and (C) fairly presented, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated statements of operations, income and comprehensive income, cash flows and stockholders' equity for the periods shown (subject, in the case of unaudited statements, to normal immaterial year-end audit adjustments as permitted by GAAP). Except as set forth in Section 3.6(b) of the Company Disclosure Letter, there are no outstanding or unresolved comments in comment letters received from the SEC or its staff and, to the knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review. There has been no material correspondence between the SEC and the Company since January 1, 2014, that is not set forth in the Company SEC Documents or that has not otherwise been disclosed to Parent prior to the date of this Agreement. Since January 1, 2014, neither the Company nor any of its Subsidiaries has received any material unresolved complaint, allegation, assertion or claim in writing regarding deficiencies in the accounting or auditing practices, procedures, methodologies or methods of the Company or its Subsidiaries or their respective internal accounting controls. Since January 1, 2014, the Company has been in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.

          (c)    No Undisclosed Liabilities.    Except (i) as reflected or reserved against in the Company's consolidated audited balance sheet as of December 31, 2015 (or the notes thereto), as included in the Filed Company SEC Documents; and (ii) for liabilities and obligations incurred in connection with or contemplated by this Agreement, neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required to be set forth on a balance sheet prepared in accordance with GAAP that would have a Company Material Adverse Effect.

          (d)    SOX Compliance.    Since January 1, 2014, (i) the Company is and has been in compliance in all material respects with the applicable provisions of SOX; and (ii) each of the chief executive officer of the Company and the chief financial officer of the Company (or each former chief executive officer of the Company and each former chief financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Section 302 and Section 906 of SOX with respect to the Company SEC Documents, and the statements contained in such certifications are true, correct and complete. Neither the Company nor any of its Subsidiaries has outstanding, or has arranged any outstanding, "extensions of credit" to directors or executive officers within the meaning of Section 402 of SOX.

          (e)    Internal Controls.    The Company maintains a system of "internal control over financial reporting" (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, consistently applied; (ii) that transactions are executed only in accordance with the authorization of management; and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company's properties or assets.

          (f)    Disclosure Controls.    The "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) utilized by the Company are reasonably designed to ensure that all (i) information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such information that is required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer of the Company and the chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports.

          (g)    Off-Balance Sheet Arrangements.    Except as disclosed in the Filed Company SEC Documents, neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any "off-balance sheet arrangements" (as defined in Item 303(a) of Regulation S-K under the Exchange Act)).

          (h)    Absence of Certain Conditions.    Since January 1, 2014, none of the Company, the Company's independent public accountants, the Company Board or the audit committee of the Company Board has identified or received any oral or written notification of any (i) "significant deficiency" in the internal controls over financial reporting of the Company that is reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; (ii) "material weakness" or significant deficiency in the design or operation of the internal controls over financial reporting of the Company that is reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; or (iii) fraud or allegation of fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the internal controls over financial reporting of the Company.

          (i)    No Subsidiary Reporting Obligations.    No Subsidiary of the Company is, or has at any time since January 1, 2014, been, subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act.

        3.7    Absence of Certain Changes or Events.

          (a)    No Company Material Adverse Effect.    Since January 1, 2016, to the date of this Agreement, there has not occurred a Company Material Adverse Effect.

          (b)    Absence of Certain Changes.    From January 1, 2016, to the date of this Agreement, the Company and its Subsidiaries have each conducted its and their respective business in the ordinary course in all material respects, and during such period there has not occurred:

              (i)  any amendment or the adoption of any amendment or any other change (whether by merger, consolidation or otherwise) of the Charter, the Bylaws or any similar organizational document;

             (ii)  any proposal by the Company or adoption of a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company;

            (iii)  any issuance, sale, delivery, grant, authorization or agreement or commitment to issue, sell, deliver, grant or authorize, any Company Securities (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), except for the issuance and sale of shares of Company Common Stock pursuant to Company Stock-Based Awards or Company Options or in connection with agreements made available to Parent prior to the date hereof;

            (iv)  any (A) declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any capital stock or voting securities of, or other equity interests in the Company (other than the issuance of shares of Company Common Stock pursuant to (1) the exercise of Company Options; (2) the Company ESPP; or (3) the vesting or settlement of Company Stock-Based Awards, in each case in accordance with their terms) or capital stock or voting securities of, or other equity interests in, any of its Subsidiaries (other than dividends or other distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent); or (B) repurchase for value by the Company of any capital stock or voting securities of, or other equity interests in, the Company or any of its Subsidiaries;

             (v)  other than pursuant to the Credit Agreement, any (A) incurrence of material Indebtedness or any guarantee of material Indebtedness for another Person; or (B) issuance or sale of debt securities, warrants or other rights to acquire any debt security of the Company or any of its Subsidiaries;

            (vi)  any transfer, lease, license, sale, mortgage, pledge or other disposal or encumbrance of any of the real property or other tangible assets of the Company or its Subsidiaries outside of the ordinary course of business with a fair market value, in the aggregate, in excess of $6,000,000;

           (vii)  any acquisition of a business or any material equity interest therein, whether by merger, consolidation, purchase of property or assets, or otherwise;

          (viii)  any sale, transfer or other disposal (whether by merger, consolidation or acquisition of stock or assets or otherwise) of any corporation, partnership or other business organization or division thereof;

            (ix)  any granting by the Company or any of its Subsidiaries to any current or former director or officer of the Company or any of its Subsidiaries of any material increase in compensation, bonus or fringe or other benefits, except in the ordinary course of business consistent with past practice or as was required under (A) applicable Law or (B) any Company Benefit Plan in effect as of January 1, 2016;

             (x)  any granting by the Company or any of its Subsidiaries to any Person of any rights (that remain in effect as of the date of this Agreement) to severance, retention, change in control or termination compensation or benefits or any material increase therein, except with respect to new hires and promotions in the ordinary course of business or as was required under (A) applicable Law or (B) any Company Benefit Plan in effect as of January 1, 2016;

            (xi)  any entry into or adoption of any material Company Benefit Plan or any material amendment of any material Company Benefit Plan, except as required under (A) applicable Law or (B) any Company Benefit Plan in effect as of January 1, 2016;

           (xii)  any change in accounting methods, principles or practices by the Company or any of its Subsidiaries, except as may have been required by a change in GAAP;

          (xiii)  any transfer, lease, license, sale, mortgage, pledge or other disposal or encumbrance of any of the Company Intellectual Property owned by the Company or any of its Subsidiaries with a fair market value, in the aggregate, in excess of $1,000,000, other than in the ordinary course of business;

          (xiv)  entry into or adoption of any "poison pill" or similar stockholder rights plan;

           (xv)  any entry into any understanding, arrangement or Contract with respect to the voting or registration of the shares of the Company's or its Subsidiaries' capital stock or other securities, equity interests or ownership interests;

          (xvi)  any special meeting (or any adjournment thereof) of the stockholders of the Company;

         (xvii)  any (A) material elections or changes thereto or revocation thereof with respect to Taxes by the Company or any of its Subsidiaries; (B) changes to material tax accounting methods of the Company or any of its Subsidiaries, (C) filing of material amended Tax Returns by the Company or any of its Subsidiaries; (D) entry into any closing agreement within the meaning of Section 7212 of the Code (or any comparable provision of state, local or foreign Law) by the Company or any of its Subsidiaries; (E) request for any material Tax ruling by the Company or any of its Subsidiaries; or (F) settlement, compromise by the Company or any of its Subsidiaries of any material Tax liability or material Tax refund; or

        (xviii)  any entry into, authorization of, or agreement or commitment to enter into a Contract to take any of the actions set forth in this Section 3.7.

        3.8    Taxes.

          (a)    Tax Returns; Taxes Paid; Tax Claims.    Except for matters that would not have a Company Material Adverse Effect: (i) each of the Company and its Subsidiaries has timely filed, taking into account any extensions, all Tax Returns required to have been filed and such Tax Returns are true, correct and complete; (ii) each of the Company and its Subsidiaries has paid all Taxes required to have been paid by it and has established adequate reserves, in accordance with GAAP, in the consolidated financial statements of the Company included in the Company SEC Documents for any Taxes that are not yet due as of the date of such financial statements; (iii) no deficiency for any Tax has been asserted or assessed by a Governmental Authority against the Company or any of its Subsidiaries that has not been paid or is not being contested in good faith in appropriate proceedings and for which adequate reserves have been established, in accordance with GAAP, in the consolidated financial statements of the Company included in the Company SEC Documents; (iv) neither the Company nor any of its Subsidiaries has failed to withhold, collect or timely remit all amounts required to have been withheld, collected and remitted in respect of Taxes with respect to any payments to a vendor, employee, independent contractor, creditor, stockholder or any other Person; and (v) no claim has been made in writing by any Governmental Authority that the Company or any of its Subsidiaries is or may be subject to taxation in a jurisdiction in which it does not file Tax Returns.

          (b)    Tax Return Examinations.    No audit, examination, investigation or other proceedings with respect to any material Tax Return or material Taxes of the Company or any of its Subsidiaries is presently in progress, nor has the Company or any of its Subsidiaries been notified in writing of any such an audit or other examination. There are no currently effective waivers of any statute of limitations with respect to Taxes or extensions of time with respect to a Tax assessment or deficiency, and no written request for any such waiver or extension is currently pending.

          (c)    Consolidated Tax Returns and Tax Agreements.    Neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated federal income tax return (other than the group the common parent of which was the Company); (ii) is a party to or is bound by any material Tax sharing, allocation or indemnification agreement or arrangement (other than (A) such an agreement or arrangement exclusively between or among the Company and its wholly owned Subsidiaries; or (B) any commercial agreement entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes); or (iii) has any liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any analogous or similar provision of state, local or foreign Tax Law) as transferee, successor or otherwise.

          (d)    Spin-offs.    Within the two years prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has been a "distributing corporation" or a "controlled corporation" in a distribution that was purported or intended to qualify for tax-free treatment under Section 355 of the Code (or any similar provision of state, local or foreign Law).

          (e)    No Listed Transactions.    Neither the Company nor any of its Subsidiaries has been a party to or participated in a "listed transaction" for purposes of Section 6011 of the Code and applicable Treasury Regulations thereunder (or a similar provision of state, local or foreign Law).

          (f)    Tax Liens.    There are no material Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than (i) statutory Liens for Taxes not yet due and payable; and (ii) Liens for Taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP in the consolidated financial statements included in the Company SEC Documents.

          (g)    Taxable Income.    Neither the Company nor any of its Subsidiaries will be required to include in any taxable period ending after the Closing Date material taxable income attributable to income that accrued in a taxable period prior to the Closing Date but was not recognized for Tax purposes in such prior taxable period (or to exclude from taxable income in a taxable period ending after the Closing Date any material deduction the recognition of which was accelerated from such taxable period to a taxable period prior to the Closing Date) as a result of (i) the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting, Section 481 of the Code or Section 108(i) of the Code or comparable provisions of state, local or foreign Tax Law; (ii) any closing or similar agreement with any Governmental Authority executed on or prior to the Closing Date; (iii) any deferred intercompany gain or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) resulting from any intercompany transaction occurring on or before the Closing; or (iv) any prepaid amount received on or prior to the Closing Date other than in the ordinary course of business.

          (h)    Tax Reserves.    Except as would not have a Company Material Adverse Effect, the charges, accruals and reserves for Taxes with respect to the Company and its Subsidiaries reflected on the consolidated financial statements of the Company included in the Company SEC Documents are adequate, in accordance with GAAP, to cover Taxes payable by the Company and its Subsidiaries through the date of such consolidated financial statements.

        3.9    Benefits Matters; ERISA Compliance.

          (a)    Company Benefit Plans.    Section 3.9(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true, correct and complete list identifying each material Company Benefit Plan. The Company has made available true, correct and complete copies of (i) all material Company Benefit Plans or, in the case of any unwritten material Company Benefit Plan, a description thereof and, in each case, to the extent applicable, all amendments thereto; (ii) other than with respect to Company Benefit Plans primarily for the benefit of non-U.S. employees, the most recent annual report on Form 5500 (other than Schedule SSA thereto) filed with the IRS with respect to each Company Benefit Plan (if any such report was required); (iii) the most recent summary plan description for each material Company Benefit Plan for which such summary plan description is required; (iv) each trust agreement and group annuity contract relating to any material Company Benefit Plan; (v) the most recent financial statements and actuarial reports for each material Company Benefit Plan (if any); and (vi) all material written communications to any Governmental Authority relating to such material Company Benefit Plan made within the last year. For the purposes of this Section 3.9(a), an agreement or arrangement with a consultant who is a natural person will not be considered material unless the Company and its Subsidiaries paid such consultant more than $150,000 on an annual basis.

          (b)    Qualified Status.    All Company Benefit Plans that are intended to be qualified and exempt from federal income Taxes under Section 401(a) and Section 501(a), respectively, of the Code have been the subject of or have timely applied for, as of the date of this Agreement, determination letters from the IRS to the effect that such Company Benefit Plans and the trusts created thereunder are so qualified and tax-exempt, and no such determination letter has been revoked nor (i) to the Knowledge of the Company, has revocation been threatened; (ii) to the Knowledge of the Company, do any circumstances exist that could reasonably be expected to adversely affect such qualification or exemption; and (iii) has any such Company Benefit Plan been amended since the date of its most recent determination letter or application therefor in any respect that would adversely affect its qualification or materially increase its costs.

          (c)    Pension Plans.    Neither the Company nor any of its Subsidiaries has, during the six-year period ending on the date of this Agreement, maintained, contributed to or been required to contribute to any Company Pension Plan. Neither the Company nor any of its Subsidiaries has any unsatisfied liability under Title IV of ERISA and, to the Knowledge of the Company, no condition exists that is reasonably likely to cause the Company or any of its Subsidiaries to incur a liability under Title IV of ERISA. Neither the Company nor any of its Subsidiaries has, or within the six-year period ending on the date of this Agreement has had, contributed to, been required to contribute to, or has or within the six-year period ending on the date of this Agreement has had any obligation or liability (including "withdrawal liability" within the meaning of Title IV of ERISA) with respect to, any Company Multiemployer Plan. No Company Benefit Plan is a "multiple employer plan" (within the meaning of Section 4063 or Section 4064 of ERISA). There does not now exist nor, to the Knowledge of the Company, do any circumstances exist that are reasonably likely to result in any Controlled Group Liability that would be a liability of the Company or any of its Subsidiaries following the Closing.

          (d)    No Terminations, Proceedings or Liabilities.    Except for matters that would not have a Company Material Adverse Effect, no (i) Company Benefit Plans or trusts have been terminated,

  nor is there any intention or expectation to terminate any Company Benefit Plans and trusts; (ii) Company Benefit Plans or trusts are the subject of any proceeding by any Person, including any Governmental Authority, that could be reasonably expected to result in a termination of any Company Benefit Plan or trust; and (iii) event has occurred and, to the Knowledge of the Company, no condition exists that could be reasonably expected to subject the Company or any of its Subsidiaries to any Tax, fine, Lien, penalty or other liability imposed by ERISA, the Code or other applicable Laws.

          (e)    Ability to Amend.    With respect to each Company Benefit Plan that is an employee welfare benefit plan, such Company Benefit Plan (including any Company Benefit Plan covering retirees or other former employees) may be amended subject to applicable Law to reduce benefits or limit the liability of the Company or its Subsidiaries or terminated, in each case, without material liability to the Company and its Subsidiaries on or at any time after the Effective Time.

          (f)    Absence of Certain Plan Terms.    No Company Benefit Plan provides health, medical or other welfare benefits after retirement or other termination of employment (other than for continuation coverage required under Section 4980(B)(f) of the Code or applicable Law) in a manner that would reasonably be expected to result in any material liability to the Company and its Subsidiaries on or at any time after the Effective Time.

          (g)    Compliance with Law.    Except for matters that would not have a Company Material Adverse Effect, (i) each Company Benefit Plan and its related trust, insurance contract or other funding vehicle has been established, registered, amended, funded, invested, maintained and administered in accordance with its terms and is in compliance with ERISA (if applicable), the Code and all other Laws applicable to such Company Benefit Plan; and (ii) the Company and each of its Subsidiaries is in compliance with ERISA, the Code and all other Laws applicable to the Company Benefit Plans.

          (h)    Absence of Claims.    Except for matters that would not have a Company Material Adverse Effect and other than for routine claims for benefits, there are no pending or, to the Knowledge of the Company, threatened claims, audits or inquiries by, on behalf of or against any participant in any of the Company Benefit Plans, or otherwise involving any such Company Benefit Plan or the assets of any Company Benefit Plan.

          (i)    Absence of Effects of the Merger.    None of the execution and delivery of this Agreement, the obtaining of the Requisite Stockholder Approval or the consummation of the Merger (alone or in conjunction with any other event, including any termination of employment on or following the Effective Time) will (i) entitle any current or former director, officer, employee or Independent Contractor of the Company or any of its Subsidiaries to any compensation or benefit; (ii) accelerate the time of payment or vesting, or trigger or increase any payment or funding, of any compensation or benefits, or trigger any other obligation, under any Company Benefit Plan; or (iii) result in any breach or violation of, default under or limit the Company's right to amend, modify or terminate any Company Benefit Plan.

          (j)    Section 280G/4999.    Neither the execution and delivery of this Agreement nor the consummation of the Merger will (either alone or in combination with another event) result in the payment of any amount that would, individually or in combination with any other such payment, (i) not be deductible as a result of Section 280G of the Code (or any corresponding provisions of foreign, state or local Law relating to Tax); or (ii) be subject to the excise tax under Section 4999 of the Code. The Company has provided to Parent (A) its preliminary calculations with respect to the impact of Sections 280G and 4999 of the Code (or any corresponding provisions of foreign, state or local Law related to Tax) to the extent available as of the date hereof and (B) for each Person intended to be a participant in the Rackspace Change in Control Severance Plan described in Section 5.2(m) of the Company Disclosure Letter, the form W-2 box 1 amount for calendar years 2011 through 2015, to the extent applicable.

          (k)    No Gross-ups.    Neither the Company nor any of its Subsidiaries is a party to, or is otherwise obligated under, any plan, policy, agreement or arrangement that provides for the gross-up or reimbursement of Taxes imposed under Section 409A or 4999 of the Code (or any corresponding provisions of foreign, state or local Law relating to Tax).

          (l)    Section 409A.    Each Company Benefit Plan that is a "nonqualified deferred compensation plan" (as defined in Section 409A(d)(1) of the Code) that is subject to Section 409A of the Code is in compliance in all material respects with Section 409A of the Code.

          (m)    Contributions.    All contributions required to be made to any Company Benefit Plan by applicable Law, any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any Company Benefit Plan, for any period through the date of this Agreement have been timely made or paid in full or, to the extent not required to be made or paid on or before the date of this Agreement, have been fully reflected on the consolidated financial statements of the Company included in the Company SEC Documents. Each Company Benefit Plan that is an employee welfare benefit plan under Section 3(1) of ERISA either (i) is funded through an insurance company contract and is not a "welfare benefit fund" with the meaning of Section 419 of the Code or (ii) is unfunded.

          (n)    International Plans.    Except as would not have a Company Material Adverse Effect, all Company Benefit Plans subject to the Laws of any jurisdiction outside the United States (i) have been maintained in accordance with all applicable requirements; (ii) that are intended to qualify for special tax treatment, meet all the requirements for such treatment; and (iii) that are intended to be funded or book-reserved, are fully funded or book-reserved, as appropriate, based upon reasonable actuarial assumptions.

          (o)    Section 162(m).    No deduction by the Company or any of its Subsidiaries in respect of any "applicable employee remuneration" (within the meaning of Section 162(m) of the Code) has been disallowed or is subject to disallowance by reason of Section 162(m) of the Code.

          (p)    Additional Company Benefit Plans.    Neither the Company nor any of its Subsidiaries has any formal plan or has made any enforceable promise or commitment to create any additional benefit plans which would be considered to be a material Company Benefit Plan once created or to improve or change the benefits in any material respect provided under any material Company Benefit Plan or any other Company Benefit Plan that would be a material Company Benefit Plan as a result of such improvements or changes.

          (q)    Prohibited Transactions.    Neither the Company, any Company Benefit Plan nor, to the knowledge of the Company, any trustee, administrator or other third-party fiduciary and/or party-in-interest thereof has engaged in any breach of fiduciary responsibility or any "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and which would reasonably be expected to subject the Company, any ERISA Affiliate or any Company Benefit Plan to any tax or penalty on prohibited transactions imposed by Section 4975 of the Code (or any corresponding provisions of Law).

        3.10    Litigation; Orders.     There is no Legal Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, other than such Legal Proceeding that would not have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is subject to any judgment, order, writ, injunction, award or decree, except for those that would not have a Company Material Adverse Effect. There are no Legal Proceedings pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries that seek to materially interfere with or delay the consummation of the transactions contemplated by this Agreement. There are no inquiries, investigations or reviews by any Governmental Authority or internal investigations or reviews pending or, to the Knowledge of the Company, threatened with respect to the Company or any of its Subsidiaries, except for those that would not have a Company Material Adverse Effect. As of the date of this Agreement, there are no settlements of any Legal Proceedings to which the Company or any of its Subsidiaries is a party that are material to the Company or its Subsidiaries, taken as a whole, and under which the Company or any of its Subsidiaries have material continuing obligations.

        3.11    Compliance with Applicable Laws.     Neither the Company nor any of its Subsidiaries is in violation of, or since January 1, 2014, has been in violation of, and each of the Company and its Subsidiaries are, and since January 1, 2014, has been, in compliance with any applicable Law or applicable Company Permit, except for any such violation or non-compliance that would not have a Company Material Adverse Effect. To the Knowledge of the Company, except for matters that would not have a Company Material Adverse Effect, no action or demand by or before any Governmental Authority is pending or threatened alleging that the Company or any of its Subsidiaries is not in compliance with any applicable Law or applicable Company Permit. This Section 3.11 does not relate to Tax matters, employee benefits matters, environmental matters, or the matters with respect to Intellectual Property Rights and Technology covered in Sections 3.15(a)-(c) and (f)-(j) or privacy or data security matters, which are the subjects of Section 3.8, Section 3.9, Section 3.12 and Sections 3.15(d)-(e), respectively.

        3.12    Environmental Matters.

          (a)    Compliance.    Except for matters that would not have a Company Material Adverse Effect:

              (i)  the Company and its Subsidiaries are, and for the three years prior to the date of this Agreement have been, in compliance with all Environmental Laws;

             (ii)  there are no Hazardous Materials (x) present at any property currently owned or leased by the Company or its Subsidiaries or, (y) to the Knowledge of the Company, were present on any formerly owned or leased properties at the time they ceased to be owned or leased by the Company or its Subsidiaries, that require the Company or its Subsidiaries to undertake investigative or remedial action;

            (iii)  the Company and its Subsidiaries have not Released, disposed of, transported or arranged for the transport or disposal of Hazardous Materials at any location, in each case except in a quantity and manner that complies with Environmental Law and as has not given rise to or could not reasonably be expected to give rise to liability under Environmental Laws;

            (iv)  neither the Company nor any of its Subsidiaries has received any written communication from a Governmental Authority alleging that the Company or any of its Subsidiaries is in violation of, or has any actual or potential liability under, any Environmental Law or any Environmental Permit (including any written notification alleging liability for, or request for information pursuant to Section 104(e) of Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar state statute concerning any Release or threatened Release of Hazardous Materials at any locations) that remains outstanding;

             (v)  the Company and its Subsidiaries have obtained and complied with all Environmental Permits required to own, lease or otherwise hold their properties and assets, for their operations and to conduct its business pursuant to applicable Environmental Law, and all such Environmental Permits are valid and in good standing or have timely renewed;

            (vi)  the Company and its Subsidiaries have not contractually assumed or undertaken any liability or obligation of any other Person with respect to Environmental Laws; and

           (vii)  there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries relating to actual or alleged noncompliance with Environmental Laws or any other liabilities or obligations pursuant to Environmental Laws.

          (b)    No Environmental Orders.    The Company and its Subsidiaries are not subject to any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority or settlement agreement imposing any obligations or liabilities on the Company or its Subsidiaries with respect to or arising under Environmental Laws.

        3.13    Material Contracts.

          (a)    Filed Company Contracts.    As of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to any Filed Company Contract that has not been filed.

          (b)    Identity of Material Contracts.    Section 3.13(b) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true, correct and complete list, and the Company has made available to Parent true, correct and complete copies, of the following Contracts in effect as of the date of this Agreement (each Contract of the type described in this Section 3.13(b) and each Filed Company Contract, a "Material Contract"):

              (i)  other than Company Permits imposing geographical limitations on operations, each Contract that is material to the Company and its Subsidiaries, taken as a whole, that restricts the ability of the Company or its Subsidiaries to compete in any business or with any Person in any geographical area (it being agreed that, with respect to the vendors of the Company and its Subsidiaries, this clause (i) will be limited to the 20 largest Contracts with such vendors (based on payments made to vendors over the 12 months ended December 31, 2015) and will exclude all of the other contracts with vendors of the Company and its Subsidiaries);

             (ii)  other than any such agreement solely between or among the Company and its wholly owned Subsidiaries, each loan and credit Contract, note, debenture, bond, indenture, mortgage, security agreement, pledge, capital and financing method lease or other similar agreement pursuant to which any Indebtedness of the Company or any of its Subsidiaries is outstanding or may be incurred having an outstanding amount in excess of $6,000,000 in net present value;

            (iii)  each Contract that requires the Company or any of its Subsidiaries, directly or indirectly, to make any advance, loan, extension of credit or capital contribution to, or other investment in, any person (other than the Company or any of its wholly-owned Subsidiaries) in any such case which is in excess of $6,000,000 in net present value;

            (iv)  each Contract to which the Company or any of its Subsidiaries is a party relating to (A) the formation, creation, operation, management or control of any partnership or joint venture; or (B) the ownership of any equity interest in any entity or business enterprise other than the Subsidiaries of the Company, in each case material to the Company and its Subsidiaries, taken as a whole;

             (v)  other than the Company Benefit Plans listed on Section 3.9(a) of the Company Disclosure Letter, each indemnification, employment, consulting or other material Contract with (A) any member of the Company Board or (B) any executive officer of the Company, in each case, other than those Contracts (or forms of) (1) filed as exhibits (including exhibits incorporated by reference) to any Filed Company SEC Documents or (2) terminable by the

    Company or any of its Subsidiaries on no more than 30 days' notice without liability or financial obligation to the Company or any of its Subsidiaries;

            (vi)  other than Company Leases, each Contract with obligations remaining to be performed or liabilities continuing after the date of this Agreement relating to the disposition or acquisition by the Company or any of its Subsidiaries, other than in the ordinary course of business, of any business or any amount of assets (excluding Facilities) with a net present value greater than $6,000,000;

           (vii)  each hedge, collar, option, forward purchasing, swap, derivative or similar Contract with a net present value greater than $6,000,000;

          (viii)  each Contract containing any "standstill" provisions or provisions of similar effect to which the Company or any of its Subsidiaries is a party or of which the Company or any of its Subsidiaries is a beneficiary;

            (ix)  each Contract with a Top Customer for sales by the Company of its products or services;

             (x)  each Contract (A) pursuant to which the Company or any of its Subsidiaries is granting any material Intellectual Property License (other than (1) the Company's or its Subsidiaries' customer Contracts (including such Contracts with resellers, distributors and systems integrators); (2) Contracts with consultants or other service providers whose rights to use Company Intellectual Property are limited to use for the benefit of the Company or its Subsidiaries; and (3) Contracts pursuant to which the Company or any of its Subsidiaries has granted Intellectual Property Licenses pursuant to an Open Source licensing or distribution model); or (B) that purports to materially limit, curtail or restrain the ability of the Company or any of its Subsidiaries to exploit any material Owned Intellectual Property (other than Contracts pursuant to which the Company or any of its Subsidiaries has granted Intellectual Property Licenses pursuant to an Open source licensing or distribution model);

            (xi)  each Contract pursuant to which the Company or any of its Subsidiaries is being granted any material Intellectual Property License (other than off-the-shelf licenses for generally commercially available Software that involve the one-time or annual payments of license, maintenance support and other fees, collectively, of less than $750,000);

           (xii)  each material settlement, conciliation or similar Contract with any Governmental Authority entered into since January 1, 2014;

          (xiii)  each Contract with a top-20 customer of the Company (based on payments made to the Company over the 12 months ended December 31, 2015) that (A) contains "most favored nation" pricing provisions with any third party or (B) grants exclusive rights, rights of first refusal, rights of first negotiation or offer or similar rights to any Person;

          (xiv)  each Contract that by its terms calls for aggregate payments or receipts (including termination fees) by the Company and its Subsidiaries under such Contract of more than $6,000,000 over the remaining term of such Contract;

           (xv)  each Contract that is between the Company or any of its Subsidiaries, on the one hand, and any director or officer of the Company or any person beneficially owning five percent or more of the outstanding Company Common Stock, on the other hand, except for any Company Benefit Plan;

          (xvi)  with respect to any acquisition and divestiture pursuant to which the Company or any of its Subsidiaries has continuing indemnification, guarantee, "earn-out" or other contingent payment obligations, in each case, that would reasonably be expected to result in payments in excess of $6,000,000;

         (xvii)  involving the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets or capital stock or other equity interests for aggregate consideration under such Contract of at least $6,000,000; and

        (xviii)  each Contract with each of the 20 largest vendors (in the aggregate) of the Company, based on consolidated accounts payable as of December 31, 2015.

          (c)    Validity; No Default.    Except as would not have a Company Material Adverse Effect, (i) each Material Contract is a valid, binding and legally enforceable obligation of the Company or any of its Subsidiaries, as the case may be, and, to the Knowledge of the Company, of the other parties thereto, except, in each case, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and, as to enforceability, by general principles of equity; (ii) each Material Contract is in full force and effect; (iii) neither the Company nor any of its Subsidiaries is (with or without notice or lapse of time, or both) in breach or default under any Material Contract and, to the Knowledge of the Company, no other party to any Material Contract is (with or without notice or lapse of time, or both) in breach or default thereunder; (iv) neither the Company nor any of its Subsidiaries has received written notice of any breach or default of any Material Contract, and (v) neither the Company nor any of its Subsidiaries has received written notice from any other party to a Material Contract that such other party intends to terminate, not renew, or renegotiate the terms of any such Material Contract.

          (d)    No Restrictive Contracts.    Except as set forth on the Company Disclosure Letter and for any Filed Company Contracts, neither the Company nor any of its Subsidiaries is a party to or bound by any loan agreement, credit agreement, note, debenture, bond, indenture, mortgage, security agreement, pledge, capital and financing method lease or other similar agreement that prevents or restricts the Company, or any of its Subsidiaries from (i) paying dividends or distributions to the Person or Persons who owns or own such entity; (ii) incurring or guaranteeing Indebtedness; or (iii) creating Liens (other than Permitted Liens) that secure Indebtedness.

        3.14    Properties.

          (a)    Company Properties; Valid Title; No Liens.    Section 3.14(a) of the Company Disclosure Letter lists (i) the street address of each parcel of real property (which will include the Facilities) owned by the Company or any subsidiary of the Company in fee simple or jurisdictional equivalent ("Owned Real Property"); and (ii) the street address and approximate size of each parcel of real property (which will include the Facilities) leased, subleased, licensed or otherwise occupied by the Company or any subsidiary of the Company ("Leased Real Property," and together with the Owned Real Property, the "Real Property"). Except as would not have a Company Material Adverse Effect, each of the Company and its Subsidiaries has good and valid title (or the jurisdictional equivalent) to the Owned Real Property, and a valid leasehold interest in the Leased Real Property. Except as would not have a Company Material Adverse Effect, the Real Property is adequate and sufficient, and in satisfactory condition, to support the operations of the Company and its Subsidiaries as presently conducted. All of the Real Property is free and clear of all Liens (other than Permitted Liens). This Section 3.14(a) does not relate to Intellectual Property Rights and Technology, privacy or data security matters, which are the subject of Section 3.15.

          (b)    Compliance; Exclusive Possession.    Except as would not have a Company Material Adverse Effect, (i) each Company Lease is a valid, binding and legally enforceable obligation of the Company or any of its Subsidiaries, as the case may be, and, to the Knowledge of the Company, of the other parties thereto, except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and by general principles of equity; (ii) each Company Lease is in full force and effect; and (iii) neither the Company nor any of its Subsidiaries is (with or without notice or lapse of time, or both) in breach or default under any Company Lease and, to the Knowledge of the Company, no other party to any Company Lease is (with or without notice or lapse of time, or both) in breach or default thereunder. The Company has made available to Parent a true, correct and complete copy of each Company Lease (1) with respect to a Facility, and (2) except as would not have a Company Material Adverse Effect, with respect to each Company Lease not in respect of a Facility, to the extent under the Company's control. The Real Property constitutes all of the real property owned or leased by the Company and its subsidiaries. Each of the Company and its Subsidiaries is in exclusive possession of the portion of the properties or assets purported to be leased by the Company or its Subsidiaries, as applicable, under all of the Company Leases, except for (A) such failures to have such possession of material properties or assets as, individually or in the aggregate, do not materially impair, and would not reasonably be expected to materially impair, the continued use and operation of such material assets to which they relate in the conduct of the business of the Company and its Subsidiaries as presently conducted; and (B) failures to have such possession of immaterial properties or assets as would not have a Company Material Adverse Effect. Except as would not have a Company Material Adverse Effect, there is no pending or, to the Knowledge of the Company, threatened appropriation, condemnation, eminent domain or like Legal Proceeding, or sale or other disposition in lieu of condemnation, affecting the Real Property.

          (c)    Third Party Rights.    Except as set forth on Section 3.14(c) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has leased, subleased or otherwise granted to any person the right to use or occupy all or any material portion of any parcel of the Real Property, and neither the Company nor any of its Subsidiaries has granted any outstanding options, rights of first refusal, rights of first offer or other third party rights to purchase such Real Property or any portion thereof.

        3.15    Intellectual Property.

          (a)    Ownership.    Except as would not have a Company Material Adverse Effect, (i) the Company and its Subsidiaries own, free and clear of all Liens (other than Permitted Liens), or are licensing or otherwise have the right to use, all Company Intellectual Property as used in their business as presently conducted; (ii) the Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect each material item of Owned Intellectual Property; (iii) each Person who has contributed to or developed any material Owned Intellectual Property has conveyed to the Company or its applicable Subsidiary an assignment of all right, title and interest in and to such Owned Intellectual Property and (iv) since January 1, 2014, no prior or current employee or officer or any prior or current consultant or contractor of the Company or any of its Subsidiaries has asserted or, to the Knowledge of the Company, has any ownership rights in any Owned Intellectual Property.

          (b)    No Infringement.    Except as would not have a Company Material Adverse Effect, since January 1, 2014, (i) the conduct of the business of the Company and its Subsidiaries has not infringed, misappropriated or otherwise violated, and does not currently infringe, misappropriate or otherwise violate, any Intellectual Property Rights of any third Person, and, as of the date of this Agreement, no Legal Proceedings are pending or, to the Knowledge of the Company, threatened that the Company or any of its Subsidiaries is infringing, misappropriating or otherwise violating the Intellectual Property Rights of any third Person, and (ii) to the Knowledge of the Company, no Person has infringed upon, misappropriated or otherwise violated or is currently infringing, misappropriating or otherwise violating the rights of the Company or any of its Subsidiaries with respect to any material Owned Intellectual Property in a material fashion.

          (c)    Open Source.    Section 3.15(c) of the Company Disclosure Letter sets forth a true, correct and complete list of each of the material projects for the development of Software under an Open Source license to which the Company or any of its Subsidiaries contribute. The Company and its Subsidiaries are in compliance with their applicable Open Source obligations, except to the extent that any non-compliance would not have a Company Material Adverse Effect. Except (i) as would not have a Company Material Adverse Effect and (ii) in connection with the projects set forth on Section 3.15(c) of the Company Disclosure Letter, no material Software owned or purported to be owned by the Company or any of its Subsidiaries contains any Open Source in any Software that is distributed by the Company or any of its Subsidiaries to third parties in a manner that requires (A) the contribution or disclosure to any third Person of any portion of the source code of any such Software or (B) the Company or any of its Subsidiaries to make available or license such Software to any other Person without requiring the payment of fees or royalties.

          (d)    Privacy and Data Protection.    Except as would not have a Company Material Adverse Effect, the Company and each of its Subsidiaries complies, and since January 1, 2014, has complied, with all (i) Information Privacy and Security Laws applicable to its collection of Protected Information and its maintenance, transmission, transfer, use, disclosure, storage, disposal and security of Protected Information; (ii) ISO 27001 and PCI DSS security standards (with such compliance limited to the scope of the Company's certification, which covers all information technology assets of the Company and its Subsidiaries that process or maintain payment card information subject to PCI DSS); and (iii) the Company's and its Subsidiaries' applicable privacy policies posted to websites or other media maintained or published by the Company or any of its Subsidiaries (each "Privacy Policy"). Except as would not have a Company Material Adverse Effect, the execution, delivery and performance of this Agreement, any ancillary agreement and the consummation of the Merger do not violate any Information Privacy and Security Law applicable to the Company or its Subsidiaries, including any Consents obtained by the Company or its Subsidiaries from or filed by the Company or its Subsidiaries with a data protection authority Governmental Authority, and applicable Privacy Policies of the Company or its Subsidiaries. To the Knowledge of the Company, except for matters that would not have a Company Material Adverse Effect, no action or demand by or before any Governmental Authority is pending or threatened alleging that the Company or any of its Subsidiaries is not in compliance with any Information Privacy and Security Laws.

          (e)    Data Security.    The Company and its Subsidiaries have implemented and maintain a reasonable enterprise-wide data security program. That program is designed to protect Company Protected Information and the Company's and Subsidiaries' information technology assets from unauthorized access, use, control, disclosure, destruction or modification. The Company and each of its Subsidiaries have adopted, and, in all material respects, are and have been in compliance with, commercially reasonable policies, procedures and safeguards that apply to the Company and/or each of its Subsidiaries with respect to privacy, data protection, processing, security and the Company's and its Subsidiaries' collection and use of Company Protected Information in the course of the operations of the Company and its Subsidiaries. Except as would not have a Company Material Adverse Effect, since January 1, 2014, at no time has there been any data security breach of any information technology assets of the Company or any of its Subsidiaries or unauthorized access, use or disclosure of any Company Protected Information under the control of the Company or any Subsidiaries or for which the Company or a Subsidiary has a legal or contractual obligation to protect or secure.

          (f)    Source Code.    The Company and its Subsidiaries have possession of or access to the Company Source Code for each version of any Software owned by the Company or any of its Subsidiaries with respect to which the Company or any of its Subsidiaries has any material obligation to any third party (including, but not limited to, any support, maintenance, upgrade or similar obligations), as well as all applicable material documentation related thereto. Neither the Company nor any of its Subsidiaries has (A) disclosed, delivered or licensed to any Person that is not an Affiliate; (B) agreed to disclose, deliver or license to any Person that is not an Affiliate; or (C) permitted the disclosure or delivery to any escrow agent or other Persons that are not Affiliates any Company Source Code (other than, in each case, disclosure, delivery or licensing of Company Source Code to employees, consultants or other service providers of the Company or one of its Subsidiaries whose rights to use Company Source Code are limited to use for the benefit of the Company or its Subsidiaries as required for Open Source compliance and as part of Software development kits and other Software distributed in source code form in the ordinary course of business), which disclosure, delivery or license would reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no event has occurred that (with or without notice or lapse of time, or both) has or would reasonably be expected to result in the disclosure or delivery by the Company or any of its Subsidiaries of any Company Source Code to any Person that is not an Affiliate of the Company or any of its Subsidiaries, which disclosure or delivery would have a Company Material Adverse Effect.

          (g)    No Rights or Claims by Educational Institutions.    Except as would not have a Company Material Adverse Effect, no university, college or other educational institution has any right, title or interest obtained from the Company or any of its Subsidiaries, or claim against the Company or any of its Subsidiaries, with respect to any Owned Intellectual Property other than pursuant to a non-exclusive license granted in the ordinary course of business by the Company or any of its Subsidiaries.

          (h)    Trade Secrets.    Except as would not have a Company Material Adverse Effect, (i) the Company and its Subsidiaries have implemented reasonable measures to maintain the confidentiality of their trade secrets and other proprietary information that the Company and its Subsidiaries intend to maintain as trade secrets or confidential information; and (ii) there has not been any intentional or unintentional disclosure or other release of any trade secrets or confidential information of the Company and its Subsidiaries to any third person in a manner that has resulted or is likely to result in the loss of trade secret or rights in and to such information that the Company and its Subsidiaries intend to maintain as trade secrets.

          (i)    List of Intellectual Property Rights.    Section 3.15(i) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true, correct and complete list of patents and patent applications, trademark registrations and applications, copyright registrations and applications, and internet domain names, in each case that are owned by the Company or any of its Subsidiaries. The Company or one of its Subsidiaries is the sole and exclusive owner of all of the Intellectual Property Rights set forth in Section 3.15(i) of the Company Disclosure Letter. All of the registrations, issuances and applications set forth in Section 3.15(i) of the Company Disclosure Letter that are material to the business of the Company and its Subsidiaries, taken as a whole, are subsisting and unexpired, enforceable and, to the Knowledge of the Company, valid. No material Owned Intellectual Property set forth in Section 3.15(i) of the Company Disclosure Letter is involved in any interference, reissue, reexamination, opposition, cancelation or similar proceeding and, to the Knowledge of the Company, no such action is, or has been, threatened with respect to any such Owned Intellectual Property.

        3.16    Agreements with Regulatory Agencies.     Neither the Company nor any of its Subsidiaries (a) is subject to any material cease-and-desist or other material order or enforcement action issued by; (b) is a party to any material written agreement, consent agreement or memorandum of understanding with; (c) is a party to any material commitment letter or similar undertaking with; (d) is subject to any material order or directive by; or (e) has been ordered to pay any material civil money penalty by any Governmental Authority (other than a Taxing authority, which is covered by Section 3.8), in each case other than those of general application that apply to similarly situated providers of the same services or their Subsidiaries. Since January 1, 2014, through the date of this Agreement, neither the Company nor any of its Subsidiaries has been advised in writing by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing.

        3.17    Labor Matters.

          (a)    Union Matters.    Neither the Company nor any of its Subsidiaries is a party to or bound by a Collective Bargaining Agreement, nor is any such agreement being negotiated, and no Collective Bargaining Agreement is applicable to any employees of the Company or any of its Subsidiaries. To the Knowledge of the Company, as of the date of this Agreement, no labor organization or group of employees of the Company or any of its Subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of the Company, threatened to be brought or filed with or before the National Labor Relations Board or any other labor relations tribunal or authority. To the Knowledge of the Company, since January 1, 2010, there have been no organizing activities, union election activity or attempts to bargain collectively. Since January 1, 2010, there have been no strikes, work stoppages, slowdowns, picketing, concerted refusal to work overtime, handbilling, demonstrations, leafletting, lockouts, arbitrations or grievances (in each case involving labor matters), or other labor disputes pending or, to the Knowledge of the Company, threatened against or involving the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries (i) as of the date of this Agreement, has entered into any agreement, arrangement or understanding, whether written or oral, with any union, trade union, works council or other employee representative body or any material number or category of its employees that would prevent or materially restrict or impede the consummation of the Merger or the implementation of any layoff, redundancy, severance or similar program within its or their respective workforces (or any part of them); or (ii) has any express commitment, whether legally enforceable or not, to, or not to, modify, change or terminate any material Company Benefit Plan.

          (b)    WARN Obligations.    Prior to the date of this Agreement, neither the Company nor any of its Subsidiaries is subject to any liabilities or obligations under WARN that remain unsatisfied.

          (c)    Employment-related Legal Compliance.    Except for such instances of noncompliance as would not have a Company Material Adverse Effect, each of the Company and its Subsidiaries is, and has been since January 1, 2013 in compliance in all respects with all federal, state, local and foreign Laws regarding labor, employment and employment practices, including but not limited to all Laws relating to (i) the hiring, promotion, assignment, and termination of employees; (ii) discrimination; (iii) harassment; (iv) retaliation; (v) equal employment opportunities; (vi) disability; (vii) labor relations; (viii) wages and hours; (ix) the Fair Labor Standards Act of 1938, and applicable state and local wage and hour Laws (collectively, "FLSA"); (x) hours of work; (xi) payment of wages; (xii) immigration; (xiii) workers' compensation; (xiv) employee benefits; (xv) background and credit checks; (xvi) working conditions; (xvii) occupational safety and health; (xviii) family and medical leave; and (xvix) any bargaining or other obligations under the National Labor Relations Act. To the Knowledge of the Company, each employee, officer and Independent Contractor of the Company and any of its Subsidiaries has all work permits, immigration permits, visas, or other authorizations required by applicable Law for such service provider given the duties and nature of such service provider's services. A properly completed Form I-9 is on file with respect to each employee of the Company and its Subsidiaries.

          (d)    Employment-related Legal Proceedings.    Except as would not have a Company Material Adverse Effect, there are no pending or, to the Knowledge of the Company, threatened Legal Proceedings against the Company or any of its Subsidiaries brought by or on behalf of any applicant for employment, any current or former officer, employee, Independent Contractor, leased employee, intern, volunteer or "temp" of the Company or any of its Subsidiaries, or any person alleging to be a current or former employee, or any group or class of the foregoing, or any Governmental Authority, alleging (i) violation of any labor or employment Law; (ii) breach of any Collective Bargaining Agreement; (iii) breach of any express or implied contract of employment; (iv) wrongful termination of employment; or (v) any other discriminatory, wrongful or tortious conduct in connection with any employment relationship.

          (e)    Classification.    Since January 1, 2010, all individuals who perform or have performed services for the Company or any of its Subsidiaries have been properly classified under applicable Law as (i) employees or independent contractors and (ii) for employees, as an "exempt" employee or a "non-exempt" employee (within the meaning of the FLSA and state Law), and no such individual has been improperly included or excluded from any Company Benefit Plan, except for non-compliance or exclusions which would not reasonably be expected to result in material liability to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has notice of any pending or, to the knowledge of the Company, threatened inquiry or audit from any Governmental Authority concerning any such classifications.

          (f)    Employee List.    The Company has made available to Parent a list of all persons who are employees of the Company and its Subsidiaries as of the date of this Agreement, which list sets forth for each such individual the following: (i) identification number; (ii) title or position; (iii) whether full or part time; (iv) hire date; (v) current annual base compensation rate; (vi) commission, bonus or other cash incentive-based compensation; (vii) classification as exempt or non-exempt; and (viii) location.

          (g)    Employee Matters.    No employee of the Company or any of its Subsidiaries with a title of senior vice president or higher has given notice to the Company or any of its Subsidiaries that such employee intends to terminate his or her employment. To the Knowledge of the Company, no current or former officer, employee or consultant is in violation, in any material respect, of any term of any employment Contract, non-disclosure agreement or noncompetition agreement.

        3.18    Brokers' Fees and Expenses.     No broker, investment banker, financial advisor or other Person (other than the Company Financial Advisor, the fees and expenses of which will be paid by the Company), is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company or its Subsidiaries. The Company has furnished to Parent true, correct and complete copies of all agreements between the Company and the Company Financial Advisor relating to the Merger.

        3.19    Opinion of Financial Advisor.     The Company has received the oral opinion of the Company Financial Advisor, to be confirmed in writing (with a copy provided to Parent promptly upon receipt by the Company for informational purposes only), to the effect that, as of the date of this Agreement and based upon and subject to the assumptions and limitations set forth in the opinion, the Per Share Price is fair, from a financial point of view, to the holders of Company Common Stock other than Parent and its Affiliates.

        3.20    Insurance.     Each of the Company and its Subsidiaries maintains insurance policies with reputable insurance carriers against all risks of a character and in such amounts as are usually insured against by similarly situated companies in the same or similar businesses and as are sufficient to comply with applicable Law. Except as would not have a Company Material Adverse Effect, (a) each insurance policy of the Company or any of its Subsidiaries is in full force and effect and was in full force and effect during the periods of time that such insurance policy is purported to have been in effect; and (b) all premiums due with respect to such insurance policies have been paid in accordance with the terms thereof; and (c) neither the Company nor any of its Subsidiaries is (with or without notice or lapse of time, or both) in breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice) under any such policy. There is no material claim by the Company or any of its Subsidiaries pending under any such policies that (i) has been denied or disputed by the insurer other than denials and disputes in the ordinary course of business consistent with past practice; or (i) if not paid would have a Company Material Adverse Effect.

        3.21    Affiliate Transactions.     Except for (a) employment-related Contracts filed or incorporated by reference as an exhibit to the Filed Company SEC Documents or (b) Company Benefit Plans, Section 3.21 of the Company Disclosure Letter sets forth a true, correct and complete list of the contracts or arrangements (each, a "Company Affiliate Transaction") that are in existence as of the date of this Agreement between the Company or any of its Subsidiaries and any (i) present executive officer or director of either the Company or any of its Subsidiaries or any person that has served as such an executive officer or director within the last five years or any of such officer's or director's immediate family members; (ii) record or beneficial owner of more than 5% of the shares of Company Common Stock as of the date of this Agreement; or (iii) to the Knowledge of the Company, any affiliate of any such officer, director or owner (other than the Company or any of its Subsidiaries) (each, a "Company Affiliated Person"). Any Company Affiliate Transaction as of the time it was entered into and as of the time of any amendment or renewal thereof contained such terms, provisions and conditions as were at least as favorable to the Company or any of its Subsidiaries as would have been obtainable by the Company or its Subsidiaries in a similar transaction with an unaffiliated third party. To the Knowledge of the Company, no Company Affiliated Person owns, directly or indirectly, on an individual or joint basis, any interest in, or, except as set forth in Section 3.21 of the Company Disclosure Letter, serves as an officer or director or in another similar capacity of, any vendor or other Independent Contractor, or any person which has a Contract with the Company or any of its Subsidiaries.

        3.22    Anti-Corruption; International Trade.

          (a)    Anti-Corruption Law Compliance.    The Company, its Subsidiaries, directors, officers and employees have complied with the Anti-Corruption Laws during the five years preceding the date of this Agreement. The Company, its Subsidiaries, directors, officers, employees and, to the Knowledge of the Company, agents have not offered, paid, promised to pay, or authorized the payment of any money or anything else of value, whether directly or through another person or entity, to any (i) Government Official or political party in order to unlawfully: (A) influence any act or decision of such official or party; (B) induce such official or party to use his or its influence with a government or instrumentality thereof; or (C) otherwise secure any improper advantage; or (ii) other person in any manner that would constitute commercial bribery or an illegal kickback, or would otherwise violate any one of the Anti-Corruption Laws.

          (b)    Anti-Corruption Law Policies.    The Company and its Subsidiaries have developed and implemented policies and procedures and books and records practices reasonably designed to ensure compliance with Anti-Corruption Laws by the Company, its Subsidiaries, and their directors, officers, employees and agents. No "off-the-books" accounts have been created or maintained by the Company.

          (c)    Anti-Corruption Law Violations.    During the five years prior to the date of this Agreement, the Company and its Subsidiaries have not (i) conducted or initiated an internal investigation; (ii) made a voluntary disclosure to a Government Authority; or (iii) received a notice or citation from a Governmental Authority related to, in each case, actual or alleged violations of any one of the Anti-Corruption Laws.

          (d)    Trade Compliance.    The Company and its Subsidiaries are in compliance in all material respects with all Trade Laws. Neither the Company nor any of its Subsidiaries (i) has been a party to any Contract or engaged in any transaction or other business, directly or indirectly, (A) in material breach of Trade Laws; or (B) with any Governmental Authority or other person that appears on any list of OFAC-sanctioned parties (including any person that appears on OFAC's Specially Designated Nationals and Blocked Persons List); (ii) is owned or controlled by such a person; or (iii) is located or organized in any country or territory that is subject to comprehensive OFAC sanctions. Neither the Company nor any of its Subsidiaries holds or has in process a facility security clearance issued by the U.S. Government.

        3.23    Top Customers.     Since January 1, 2015, to the date of this Agreement, the Company has not received any written communication or written notice from any Top Customer pursuant to which that Top Customer (a) has, in any material and adverse respect, changed, modified, amended or reduced, or stated an intention to, in any material and adverse respect, change, modify, amend or reduce, its business relationship with the Company; or (b) will fail to perform in any material respect, or intends to fail to perform in any material respect, its obligations under any of its material Contracts with the Company or any of its Subsidiaries.

        3.24    Facilities and Operations.

          (a)    Identity of Facilities.    Section 3.24(a) of the Company Disclosure Letter sets forth a true, correct and complete list of the address or other description of each of the Facilities and the following information relating to the Facilities, in each case as of the date of this Agreement: (i) per Facility, (A) rack space currently in use; (B) rack space currently available and ready for use; and (C) rack space available but not ready for use; and (ii) any pending sale or sublease of, or Contract permitting colocation at, any of the Facilities other than in the ordinary course of business consistent with past practice.

          (b)    Adequacy of Facilities.    Except in the case of clauses (i), (ii) and (iii), in respects that would not have a Company Material Adverse Effect, as of the date of this Agreement, each of the Facilities (i) is, in all respects, adequate and sufficient, and in satisfactory condition, to support the operations of the Company and its Subsidiaries at such Facility; (ii) is operated, installed and maintained by the Company and its Subsidiaries (or their respective contractors) in a manner that is in compliance, in all material respects, with (A) generally accepted industry standards for the industry in which the Company and its Subsidiaries operate; (B) performance requirements in service agreements with customers of the Company and its Subsidiaries; and (C) all applicable Laws; and (iii) has sufficient sources of power to support the operations of the Company and its Subsidiaries at such Facility as presently conducted.

          (c)    Service Level Agreement Credits.    Section 3.24(c) of the Company Disclosure Letter sets forth, for the Company's current operations, a complete list as of the date of this Agreement of customer service level agreement credits paid during the period from April 1, 2015, through March 31, 2016, involving credits in excess of $100,000 per incident to any customer.

        3.25    Required Vote.     Assuming the accuracy of the representations and warranties set forth in Section 4.5(b), (a) the Requisite Stockholder Approval is the only vote of holders of any class of securities of the Company that is required to adopt this Agreement and approve the Merger in order for the Merger to be consummated; and (b) no other vote of holders of securities of the Company or any of its Subsidiaries is required to approve the Merger in order for the Merger to be consummated.

        3.26    Indemnification Agreements.     Section 3.26 of the Company Disclosure Letter sets forth each indemnification agreement between the Company and any of its Subsidiaries, on the one hand, and any of their respective current or former directors, officers or employees, on the other hand, and each such indemnification agreement is substantially consistent in all material respects with the form of indemnification agreement made available to Parent prior to the date of this Agreement.

        3.27    Solvency.     As of immediately prior to the Effective Time, but without giving effect to the Merger or any other repayment or refinancing of debt contemplated in this Agreement or the Financing Letters in connection with and contingent upon the Closing, the Company will be Solvent. For the purposes of this Agreement, the term "Solvent", when used with respect to any Person, means that, as of any date of determination, (a) the fair value of the assets of such Person and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such Person and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the property of such Person and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) such Person and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) such Person and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

        3.28    Exclusivity of Representations and Warranties.

          (a)    No Other Representations and Warranties.    The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV and the certificate delivered pursuant to Section 7.3(c):

              (i)  neither Parent nor Merger Sub makes, or has made, any representation or warranty relating to Parent or Merger Sub or any of their respective Affiliates or Representatives in connection with this Agreement or the Merger;

             (ii)  no Person has been authorized by Parent or Merger Sub to make any representation or warranty relating to Parent or Merger Sub or any of their respective Affiliates or Representatives or any of their businesses or operations or otherwise in connection with this Agreement or the Merger, and if made, such representation or warranty must not be relied upon by the Company or any of its Subsidiaries as having been authorized by Parent, Merger Sub or any of their respective Affiliates or Representatives (or any other Person); and

            (iii)  the representations and warranties made by the Parent and Merger Sub in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and Parent and Merger Sub hereby disclaim any other or implied representations or warranties, notwithstanding the delivery or disclosure to the Company or its Subsidiaries of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).

          (b)    No Reliance.    The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV and the certificate delivered pursuant to Section 7.3(c), it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger) in reliance on:

              (i)  any representation or warranty, express or implied;

             (ii)  any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company or its Subsidiaries or any of their Affiliates or Representatives, (A) in connection with presentations by or discussion with Affiliates or Representatives of Parent or Merger Sub (whether prior to or after the date of this Agreement); or (B) in any other forum or setting; or

            (iii)  the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

 ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Except as set forth in the Parent Disclosure Letter (subject to Section 1.4), Parent and Merger Sub jointly and severally represent and warrant to the Company that the statements contained in this Article IV are true and correct.

        4.1    Organization, Standing and Power.     Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized, except where the failure to be in good standing would not have a Parent Material Adverse Effect. Each of Parent and Merger Sub has all requisite power and authority and possesses all the Parent Permits, except where the failure to have such power or authority or to possess Parent Permits would not have a Parent Material Adverse Effect. Each of Parent and Merger Sub is duly qualified or licensed to do business in each jurisdiction where the nature of its business or the ownership or leasing of its properties make such qualification necessary, other than in such jurisdictions where the failure to be so qualified or licensed would not have a Parent Material Adverse Effect. Parent has made available to the Company, prior to execution of this Agreement, true, correct and complete copies of the charter and bylaws of Parent and Merger Sub.

        4.2    Authority; Execution and Delivery; Enforceability.     Each of Parent and Merger Sub has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger, subject, in the case of the Merger, to the adoption of this Agreement by Parent as the sole stockholder of Merger Sub. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its respective covenants and obligations hereunder and the consummation of the Merger have been duly authorized by all necessary action on the part of each of Parent and Merger Sub, subject, in the case of the Merger, to the adoption of this Agreement by Parent as the sole stockholder of Merger Sub. Except for the adoption of this Agreement by Parent as the sole stockholder of Merger Sub, no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize, adopt or approve, as applicable, this Agreement or to consummate the Merger (except for the filing of the Certificate of Merger as required by the DGCL). Each of Parent and Merger Sub has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and conditions, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and, as to enforceability, by general principles of equity.

        4.3    No Conflicts; Consents.

          (a)    No Conflicts.    The execution and delivery by each of Parent and Merger Sub of this Agreement does not, and the performance by each of Parent and Merger Sub of its obligations hereunder and the consummation of the Merger will not, (i) conflict with; (ii) result in any violation of or default (with or without notice or lapse of time, or both) under; (iii) give rise to a right of termination, cancellation or acceleration of any obligation; (iv) give rise to any obligation to make an offer to purchase or redeem any Indebtedness or capital stock; (v) give rise to any loss of a material benefit under; or (vi) result in the creation of any Liens (other than Permitted Liens) on any of the properties or assets of Parent or Merger Sub under any provision of (A) the charter, bylaws or other similar organizational documents of Parent or Merger Sub; (B) any Contract to which Parent or Merger Sub is a party or by which any of their respective properties or assets is bound or any Parent Permit; or (C) subject to the filings and other matters referred to in Section 4.3(b), any Law, in each case, applicable to Parent or Merger Sub or their respective properties or assets, other than, in the case of clauses (B) and (C), any matters that would not have a Parent Material Adverse Effect.

          (b)    Governmental Consents.    No Consent of or from, or registration, declaration, notice or filing made to or with, any Governmental Authority is required to be obtained or made by or with respect to Parent or Merger Sub in connection with the execution and delivery of this Agreement or its performance of its obligations hereunder or the consummation of the Merger, other than: (i) compliance with and filings under the HSR Act and such other Consents, registrations, declarations, notices or filings as are required to be made or obtained under any foreign antitrust, competition, trade regulation or similar Laws; (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of the other jurisdictions in which Parent and the Company are qualified to do business; (iii) such Consents from, or registrations, declarations, notices or filings made to or with, Governmental Authorities (other than with respect to securities, antitrust, competition, trade regulation or similar Laws), in each case as may be required in connection with this Agreement or the Merger; and (iv) such other Consents, registrations, declarations, notices or filings the failure of which to obtain would not have a Parent Material Adverse Effect.

        4.4    Litigation; Orders.     There is no Legal Proceeding pending or, to the Knowledge of Parent, threatened against Parent or Merger Sub that would have a Parent Material Adverse Effect. There is no judgment, order, writ, injunction, award or decree outstanding against or, to the Knowledge of the Parent, investigation, review or inquiry by any Governmental Authority involving Parent or Merger Sub that would have a Parent Material Adverse Effect.

        4.5    No Ownership of Company Common Stock; Section 203 of DGCL.

          (a)    No Ownership of Company Common Stock.    Except as set forth in Section 4.5(a) of the Parent Disclosure Letter, as of the date of this Agreement, none of Parent, Merger Sub or any of their respective Subsidiaries or controlled Affiliates (i) beneficially owns (as such term is used in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly (including pursuant to a derivatives contract), any shares of Company Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Company Common Stock; or (ii) has any rights to acquire, directly or indirectly, any shares of Company Common Stock except pursuant to this Agreement.

          (b)    Section 203 of DGCL.    Immediately prior to the adoption by the Company Board of the resolutions referenced in Section 3.4(c) hereof, none of Parent, Merger Sub or any of their "affiliates" or "associates" is, or at any time during the last three years has been, an "interested stockholder" of the Company, in each case as defined in Section 203 of the DGCL.

        4.6    Operations of Parent and Merger Sub.     Each of Parent and Merger Sub has been formed solely for the purpose of engaging in the Merger and, prior to the Effective Time, neither Parent nor Merger Sub will have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by the Financing Letters, the Guarantee and this Agreement. Parent owns beneficially and of record all of the outstanding capital stock of, and other equity and voting interest in, Merger Sub free and clear of all Liens (other than Permitted Liens). The vote or consent of Parent, as the sole stockholder of Merger Sub, is the only vote or consent of the capital stock of, or other equity interest in, Merger Sub necessary to approve this Agreement and the Merger.

        4.7    No Parent Vote or Approval Required.     No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent that has not been obtained prior to the date of this Agreement is necessary to approve this Agreement or the Merger.

        4.8    Brokers' Fees and Expenses.     No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Merger based upon arrangements made by or on behalf of Parent.

        4.9    Guarantee.     Concurrently with the execution of this Agreement, the Guarantors have delivered to the Company the duly executed Guarantee. The Guarantee is in full force and effect and constitutes a legal, valid and binding obligation of the Guarantors, enforceable against the applicable Guarantor in accordance with its terms and conditions, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and, as to enforceability, by general principles of equity. No event has occurred that (with or without notice or lapse of time, or both) would, or would reasonably be expected to, constitute a default on the part of any Guarantor pursuant to the Guarantee.

        4.10    Financing.

          (a)    Financing Letters.    As of the date of this Agreement, Parent has delivered to the Company true, correct and complete copies of (i) an executed commitment letter, dated as of the date of this Agreement, between Parent and the Guarantors (the "Equity Commitment Letter") pursuant to which the Guarantors have committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amounts set forth therein for the purpose of funding a portion of the aggregate value of the consideration payable in the Merger (the "Equity Financing"); and (ii) executed commitment letters, dated as of the date of this Agreement, among Parent, Merger Sub and the lenders party thereto (the "Debt Commitment Letters" and, together with the Equity Commitment Letter, the "Financing Letters") pursuant to which the lenders party thereto have committed, subject to the terms and conditions thereof, to lend the amounts set forth therein for the purpose of funding a portion of the aggregate value of the consideration payable in the Merger (the "Debt Financing" and, together with the Equity Financing, the "Financing"). Parent has also delivered to the Company a true, correct and complete copy of any fee letter (which may be delivered with the fee amounts, "flex" terms and other economic terms redacted in a customary manner so long as no redaction covers terms that would adversely affect the amount (below the Required Amount), conditionality, availability or termination of the Debt Financing) in connection with the Debt Commitment Letters (any such letter, a "Fee Letter"). The Equity Commitment Letter provides that the Company is an express third party beneficiary thereof in connection with the Company's exercise of its rights under Section 9.8(b).

          (b)    No Amendments.    As of the date of this Agreement, (i) the Financing Letters have not been amended or modified prior to the date of this Agreement; (ii) no such amendment or modification is contemplated by Parent or, to the Knowledge of Parent, by the other parties thereto (other than to add lenders, lead arrangers, bookrunners, syndication agents or other similar entities who had not executed the Debt Commitment Letters as of the date of this Agreement); and (iii) to the Knowledge of Parent, the respective commitments contained therein have not been withdrawn, terminated, repudiated, rescinded, amended, supplemented or modified in any respect. There are no other Contracts, agreements, side letters or arrangements to which Parent or Merger Sub is a party relating to the funding or investing, as applicable, of the full amount of the Financing, other than as expressly set forth in the Financing Letters, any Fee Letters, any customary credit letters or any customary engagement letters.

          (c)    Sufficiency of Financing.    Assuming (w) the Financing is funded in accordance with the Financing Letters, (x) the accuracy in all material respects of the representations and warranties set forth in Article III hereof and (y) the performance by the Company and its Subsidiaries of the covenants and agreements contained in this Agreement, the Financing, together with the Available Cash Amount, is sufficient to satisfy Parent's obligations hereunder to (i) make all payments contemplated to be made by Parent under this Agreement in connection with the Merger (including the payment of all amounts payable by Parent pursuant to Article II in connection with or as a result of the Merger); (ii) repay, prepay or discharge (after giving effect to the Merger) the principal of and interest on, and all other indebtedness outstanding pursuant to, the Credit Agreement and the Notes Indenture; and (iii) pay all fees and expenses required to be paid at the

  Closing by Parent or Merger Sub in connection with the Merger and the Financing (such amount, the "Required Amount").

          (d)    Validity.    As of the date of this Agreement, the Financing Letters (in the forms delivered by Parent to the Company) are in full force and effect and constitute the legal, valid and binding obligations of Parent, Merger Sub and, to the Knowledge of Parent, the other parties thereto (including, with respect to the Equity Commitment Letter, Guarantor), as applicable, enforceable against Parent, Merger Sub and, to the Knowledge of Parent, the other parties thereto, as applicable, in accordance with their terms and conditions, except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, reorganization, moratorium or other similar Laws affecting creditors' rights generally and, as to enforceability, by general principles of equity. Other than as expressly set forth in the Financing Letters and any Fee Letter, there are no conditions precedent or other contingencies related to the funding of the full proceeds of the Financing (including any "flex" provisions) pursuant to any agreement relating to the Financing to which Guarantor, Parent, Merger Sub or any of their respective Affiliates is a party. As of the date of this Agreement, neither Parent nor, to the Knowledge of Parent, any counterparty to the Financing Letters has committed any breach of any of its covenants or other obligations set forth in, or is in default under, any of the Financing Letters. As of the date of this Agreement, to the Knowledge of Parent, no event has occurred or circumstance exists that (with or without notice or lapse of time, or both) would, or would reasonably be expected to, (i) constitute or result in a breach or default on the part of any Person under any of the Financing Letters; (ii) constitute or result in a failure to satisfy any of the terms or conditions set forth in any of the Financing Letters; or (iii) otherwise result in any portion of the Financing not being available. As of the date of this Agreement, assuming the satisfaction or waiver of the conditions to Parent's and Merger Sub's obligations to consummate the Merger, Parent has no reason to believe (both before and after giving effect to any "flex" provisions in the Debt Commitment Letters) that (A) it will be unable to satisfy on a timely basis any term or condition of the Financing to be satisfied by it, whether or not such term or condition is contained in the Financing Letters; or (B) the full amounts committed pursuant to the Financing Letters will not be available as of the Closing if the terms or conditions contained in the Financing Letters to be satisfied by it are satisfied. As of the date of this Agreement, Parent and Merger Sub have fully paid, or caused to be fully paid, all commitment or other fees that are due and payable on or prior to the date of this Agreement pursuant to the terms of the Financing Letters. Other than as set forth in the Financing Letters, there are no conditions precedent related to the funding or investing, as applicable, of the full amount of the Financing.

          (e)    Exclusive Arrangements.    As of the date of this Agreement, none of the Guarantors, Parent, Merger Sub or any of their respective Affiliates has entered into any Contract, arrangement or understanding (i) awarding any agent, broker, investment banker or financial advisor any financial advisory role on an exclusive basis in connection with the Merger; or (ii) prohibiting or seeking to prohibit any bank, investment bank or other potential provider of debt financing from providing or seeking to provide debt financing or financial advisory services to any Person in connection with a transaction relating to the Company or any of its Subsidiaries in connection with the Merger.

        4.11    Absence of Stockholder and Management Arrangements.     As of the date of this Agreement, other than the Voting Agreement, none of Parent, Merger Sub or any of their respective Affiliates is a party to any Contract with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries (a) relating to (i) this Agreement or the Merger; or (ii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which any (i) holder of Company Common Stock would be entitled to receive consideration of a different amount or nature than the Per

Share Price in respect of such holder's shares of Company Common Stock; (ii) holder of Company Common Stock has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) Person other than Guarantor has agreed to provide, directly or indirectly, an equity investment to Parent, Merger Sub or the Company to finance any portion of the Merger.

        4.12    Interests in Competitors.     As of the date of this Agreement, none of Parent, Merger Sub or any of their respective Affiliates owns any interest in any Person that derives a substantial portion of its revenues from products, services or lines of business within the Company's principal products, services or lines of business.

        4.13    Solvency.     Assuming satisfaction or waiver of the conditions to Parent's and Merger Sub's obligations to consummate the Merger, the accuracy of the representations and warranties of the Company set forth in Article III, and after giving effect to the Merger and the payment of the amounts payable pursuant to Article II in connection with or as a result of the Merger and any other repayment or refinancing of debt contemplated in this Agreement or the Financing Letters, as of the Effective Time the Surviving Corporation will be Solvent.

        4.14    Exclusivity of Representations and Warranties.

          (a)    No Other Representations and Warranties.    Each of Parent and Merger Sub, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III and the certificate delivered pursuant to Section 7.2(c):

              (i)  neither the Company nor any of its Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger;

             (ii)  no Person has been authorized by the Company, any of its Subsidiaries or any of its or their respective Affiliates or Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Merger, and if made, such representation or warranty must not be relied upon by Parent, Merger Sub or any of their respective Affiliates or Representatives as having been authorized by the Company, any of its Subsidiaries or any of its or their respective Affiliates or Representatives (or any other Person); and

            (iii)  the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their respective Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).

          (b)    No Reliance.    Each of Parent and Merger Sub, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger) in reliance on:

              (i)  any representation or warranty, express or implied;

             (ii)  any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Parent, Merger Sub or any of their respective Affiliates or Representatives, including (A) any materials or information made available in the virtual data room hosted by or on behalf of the Company in connection with the Merger; (B) in connection with presentations by or discussion with the

    Company's management (whether prior to or after the date of this Agreement); or (C) in any other forum or setting; or

            (iii)  the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V
INTERIM OPERATIONS OF THE COMPANY

        5.1    Affirmative Obligations.     Except (a) as expressly contemplated by this Agreement; (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter; (c) as contemplated by Section 5.2; or (d) as approved by Parent (which approval will not be unreasonably withheld, conditioned or delayed), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the (1) termination of this Agreement pursuant to Article VIII and (2) Effective Time, the Company will, and will cause each of its Subsidiaries to, (i) use its respective reasonable best efforts to maintain its existence in good standing pursuant to applicable Law; (ii) subject to the restrictions and exceptions set forth in Section 5.2 or elsewhere in this Agreement, conduct its business and operations in the ordinary course of business; and (iii) use its reasonable best efforts to (A) preserve intact its material assets, properties, Contracts or other legally binding understandings, licenses and business organizations; (B) keep available the services of its current officers and key employees; and (C) preserve the current relationships with customers, suppliers, distributors, lessors, licensors, licensees, creditors, contractors, Governmental Authorities and other Persons with whom the Company or any of its Subsidiaries has business relations.

        5.2    Forbearance Covenants.     Except (i) as set forth in Section 5.2 of the Company Disclosure Letter; (ii) with the prior written consent of Parent (which approval will not be unreasonably withheld, conditioned or delayed, except that with respect to Section 5.2(a), Section 5.2(b), Section 5.2(c), Section 5.2(d), Section 5.2(e), Section 5.2(g), Section 5.2(j), Section 5.2(k), Section 5.2(l), Section 5.2(m) and, solely with respect to the foregoing clauses, Section 5.2(t), Parent's consent may be given, conditioned or withheld in its sole discretion); or (iii) as expressly contemplated by the terms of this Agreement, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the (1) termination of this Agreement pursuant to Article VIII and (2) Effective Time, the Company will not, and will not permit any of its Subsidiaries, to:

          (a)   amend, adopt any amendment to or otherwise change (whether by merger, consolidation or otherwise) the Charter, the Bylaws or any similar organizational document;

          (b)   propose or adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

          (c)   issue, sell, deliver, grant, authorize or agree or commit to issue, sell, deliver, grant or authorize, any Company Securities (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), except for the issuance and sale of shares of Company Common Stock pursuant to Company Stock-Based Awards or Company Options outstanding as of the Capitalization Date or in connection with agreements in effect on the date of this Agreement, in each case, in accordance with their terms as of the date of this Agreement as disclosed on Section 5.2(c) of the Company Disclosure Letter;

          (d)   directly or indirectly acquire, repurchase or redeem any securities, except for (A) repurchases of Company Securities pursuant to the terms and conditions of Company Stock-Based Awards outstanding as of the date of this Agreement in accordance with their terms; or (B) transactions between the Company and any of its direct or indirect wholly owned Subsidiaries;

          (e)   acquire (by merger, consolidation or acquisition of stock or assets or otherwise) any other Person or any material equity interest therein;

          (f)    acquire, or agree to acquire, fee ownership (or its jurisdictional equivalent) of any real property;

          (g)   enter into any understanding, arrangement or Contract with respect to the voting or registration of the shares of the Company's or its Subsidiaries' capital stock or other securities, equity interests or ownership interests;

          (h)   enter any new line of business outside of its existing business as of the date of this Agreement;

          (i)    sell, transfer or otherwise dispose of (whether by merger, consolidation or acquisition of stock or assets or otherwise), any corporation, partnership or other business organization or division thereof;

          (j)    other than the Company Stockholder Meeting, convene any special meeting (or any adjournment thereof) of the stockholders of the Company;

          (k)   (A) adjust, split, reverse split, consolidate, subdivide, combine or reclassify any shares of capital stock or other ownership interests of the Company or any of its Subsidiaries (or any warrants, options or other rights to acquire the foregoing), or issue or authorize or propose the issuance of any other Company Securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interest; (B) declare, set aside, establish a record date for, authorize or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for cash dividends made by any direct or indirect wholly owned Subsidiary of the Company to the Company or one of its other wholly owned Subsidiaries; (C) pledge or encumber any shares of its capital stock or other equity or voting interest; or (D) modify the terms of any shares of its capital stock or other equity or voting interest;

          (l)    (A) incur, assume, suffer or modify the terms of any Indebtedness or issue any debt securities, except (1) for trade payables incurred in the ordinary course of business; (2) for loans or advances to direct or indirect wholly owned Subsidiaries of the Company; and (3) pursuant to the Credit Agreement in the ordinary course of business for working capital purposes and up to an additional amount not to exceed $7,500,000 in the aggregate; (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except with respect to obligations of wholly owned Subsidiaries of the Company; (C) make any loans, advances or capital contributions to, or investments in, any other Person, except for (1) extensions of credit to customers; and (2) advances to directors, officers and other employees except as made in the ordinary course of business consistent with past practice and as would not have a material cost to the Company or its Subsidiaries; or (D) mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create or suffer to exist any Lien thereon (other than Permitted Liens);

          (m)  except as required by applicable Law or any Company Benefit Plan in effect as of the date of this Agreement, (A) enter into, adopt, amend (including accelerating the vesting, exercisability or payment of, or waiving or releasing conditions under), increase benefits provided under, modify, fund payment or benefits under, renew, announce or terminate (or commit to do any of the preceding in respect of) any Company Benefit Plan in any manner, or pay or provide any compensation or benefit to any current or former director, officer or employee or Independent Contractor, in each case, except in the ordinary course of business consistent with past practice and as would not have a material cost to the Company or its Subsidiaries, and; (B) increase the compensation payable or provided to any current or former director, officer, employee, or Independent Contractor, except for increases in compensation of no more than 5% for employees below the level of vice president made in the ordinary course of business and consistent with past practice (including with respect to the time of year at which increases have historically occurred); (C) hire any employee or Independent Contractor whose annual target cash compensation opportunity exceeds $200,000; (D) pay any performance-based amount or benefit (including in respect of Company Stock-Based Awards) in excess of the amount earned based on actual performance; (E) terminate the employment of any officer or key executive of the Company or any Subsidiary unless for "cause," or terminate a material number of employees in the aggregate; (F) adopt, enter into, amend or terminate any Collective Bargaining Agreement; or (G) take any action to accelerate the vesting or payment of any Company Stock-Based Award or Company Option;

          (n)   settle, release, assign, waive or compromise any pending or threatened material Legal Proceeding, except for the settlement of any Legal Proceedings that is (A) reflected or reserved against in the Audited Company Balance Sheet; or (B) settled in compliance with Section 6.15;

          (o)   except as required by applicable Law (A) change any material method of Tax accounting to be inconsistent with past practices or change any annual Tax accounting period; (B) make, change or revoke any material Tax election; (C) settle or compromise any material Tax claim or assessment or any audit or proceedings relating to a material amount of Taxes; (D) consent to any extension or waiver of any limitation period with respect to any material Tax claim or assessment; (E) file any material amended Tax Return; (F) enter into any closing agreement relating to any material Tax; or (G) surrender any right to claim a material Tax refund, offset or other reduction in Tax liability;

          (p)   (A) incur, authorize or commit to incur any capital expenditures other than consistent with the capital expenditure budget set forth in Section 5.2(p) of the Company Disclosure Letter, other than such capital expenditures that do not exceed such budget by more than $20,000,000; (B) enter into, modify, amend, extend, fail to perform the terms of or terminate any (1) Contract that if so entered into, modified, amended, extended, failed to be performed or terminated would have a Company Material Adverse Effect; (2) Contract that if entered into prior to the date of this Agreement would be a Material Contract if it had been in effect as of the date of this Agreement; (3) Material Contract or Company Lease; (C) maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice; (D) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404; (E) effectuate a "plant closing," "mass layoff" (each as defined in WARN) or other employee layoff event affecting in whole or in part any site of employment, facility, operating unit or employee; (F) grant any material refunds, credits, rebates or other allowances to any end user, customer, reseller or distributor, in each case other than in the ordinary course of business; or (G) waive, release, grant, encumber or transfer any right of material value other than in the ordinary course of business;

          (q)   sell, assign, transfer, lease, license (other than non-exclusive licenses in the ordinary course of business), pledge, encumber, abandon (except in ordinary course of business consistent with past practice), allow to lapse or otherwise dispose of any rights in material Owned Intellectual Property;

          (r)   enter into or adopt any "poison pill" or similar stockholder rights plan;

          (s)   except as required by applicable Law or GAAP, (A) other than in the ordinary course of business, revalue in any material respect any of its properties or assets, including writing-off notes or accounts receivable; or (B) make any change in any of its accounting principles or practices;

          (t)    enter into, authorize any of, or agree or commit to enter into a Contract to take any of the actions prohibited by this Section 5.2.

        5.3    No Solicitation.

          (a)    No Solicitation or Negotiation.    Subject to the terms of Section 5.3(b), from the date of this Agreement until the earlier to occur of the (1) valid termination of this Agreement pursuant to Article VIII and (2) Effective Time, the Company will immediately cease and cause to be terminated any activities, discussions or negotiations with, and terminate any data room access (or other access to diligence) of, any Person and its Affiliates, directors, officers, employees, consultants, agents, representatives and advisors, including any investment banker, attorney or accountant (collectively, "Representatives") relating to an Acquisition Transaction. Promptly following the date of this Agreement (and in any event within two Business Days), the Company will request that each Person (other than Parent and its Representatives) that has, prior to the date of this Agreement, executed a confidentiality agreement in connection with its consideration of acquiring the Company to, in accordance with the terms of such confidentiality agreement, promptly return or destroy all non-public information furnished to such Person by or on behalf of the Company or its Subsidiaries prior to the date of this Agreement. Subject to the terms of Section 5.3(b) and Section 5.3(d), from the date of this Agreement until the earlier to occur of the (1) valid termination of this Agreement pursuant to Article VIII and (2) Effective Time, the Company and its Subsidiaries, and their respective directors, executive and other officers, will not, and the Company will not permit or direct any of its or its Subsidiaries' employees, consultants or other Representatives to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal that constitutes, or is reasonably expected to lead to, an Acquisition Proposal; (ii) furnish to any Person (other than Parent, Merger Sub or any of their respective designees) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries (other than Parent, Merger Sub or any of their respective designees), in any such case in connection with any Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate, or engage in discussions or negotiations, with any Person with respect to an Acquisition Proposal or with respect to any inquiries from third Persons relating to the making of an Acquisition Proposal (other than only informing such Persons of the provisions contained in this Section 5.3); (iv) approve, endorse or recommend any proposal that constitutes, or is reasonably expected to lead to, an Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an "Alternative Acquisition Agreement"); (vi) fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any class of securities of the Company or any of its Subsidiaries unless the Company Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law, it being understood that, in such instance, the Company will not be required to enforce, and will be permitted to waive, any provision of any standstill or confidentiality agreement to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the Company Board (or any committee thereof); or (vii) authorize or commit to do any of the foregoing.

          (b)    Superior Proposals.    Notwithstanding anything to contrary in this Section 5.3, from the date of this Agreement until the Company's receipt of the Requisite Stockholder Approval, the Company and the Company Board (or a committee thereof) may, directly or indirectly through one or more of their Representatives (including the Company Financial Advisor), following the execution of an Acceptable Confidentiality Agreement, (i) participate or engage in discussions or negotiations with; (ii) furnish any non-public information relating to the Company or any of its Subsidiaries to; or (iii) afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries to, in each case, any Person or its Representatives that has made or delivered to the Company a bona fide written Acquisition Proposal after the date of this Agreement that was not solicited in breach of Section 5.3(a), but only if the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that (A) such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal; and (B) the failure to take the actions contemplated by this Section 5.3(b) would be inconsistent with its fiduciary duties pursuant to applicable Law. In connection with the foregoing, the Company will substantially contemporaneously make available to Parent any non-public information concerning the Company and its Subsidiaries that is provided to any such Person or its Representatives that was not previously made available to Parent.

          (c)    No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement.    Except as provided by Section 5.3(d), at no time after the date of this Agreement may the Company Board (or a committee thereof):

              (i)  (A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Parent or Merger Sub; (B) adopt, approve or recommend, or publicly propose to adopt, approve or recommend, an Acquisition Proposal; (C) fail to publicly reaffirm the Company Board Recommendation within 10 Business Days of the occurrence of a material event or development and after Parent so requests in writing (or, if the Company Stockholder Meeting is scheduled to be held within 10 Business Days, then within one Business Day after Parent so requests in writing); (D) take or fail to take any formal action or make or fail to make any recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or a "stop, look and listen" communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Company Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until 5:30 p.m., Eastern time, on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3); or (E) fail to include the Company Board Recommendation in the Proxy Statement (any action described in clauses (A) through (E), a "Company Board Recommendation Change"), it being understood that neither (1) the determination in itself by the Company Board (or a committee thereof) that an Acquisition Proposal constitutes, or is reasonably likely to lead to, a Superior Proposal; nor (2) the delivery in itself by the Company to Parent of any notice contemplated by Section 5.3(d) will constitute a Company Board Recommendation Change or violate this Section 5.3; or

             (ii)  cause, permit or authorize the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.

          (d)    Company Board Recommendation Change; Entry into Alternative Acquisition Agreement.    Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval:

              (i)  other than in connection with a written Acquisition Proposal that constitutes a Superior Proposal, the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law if and only if:

              (1)   the Company has provided prior written notice to Parent at least five Business Days in advance to the effect that the Company Board (or a committee thereof) has (A) so determined; and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(d)(i), which notice will describe the Intervening Event in reasonable detail; and

              (2)   prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during such five Business Day period, have (A) negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) no longer determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to make a Company Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and (B) permitted Parent and its Representatives to make a presentation to the Company Board regarding this Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation); or

             (ii)  if the Company has received a bona fide written Acquisition Proposal that the Company Board (or a committee thereof) has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal, then the Company Board may (A) effect a Company Board Recommendation Change with respect to such Superior Proposal; or (B) authorize the Company to terminate this Agreement pursuant to Section 8.1(h) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, in each case if and only if:

              (1)   the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law;

              (2)   the Company has complied with its obligations pursuant to this Section 5.3 with respect to such Acquisition Proposal; and

              (3)   (i) the Company has provided prior written notice to Parent at least five Business Days in advance (the "Notice Period") to the effect that the Company Board (or a committee thereof) has (A) received a bona fide written Acquisition Proposal that has not been withdrawn; (B) concluded in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal; and (C) resolved to effect a Company Board Recommendation Change or to terminate this Agreement pursuant to this Section 5.3(d)(ii), which notice will describe the basis for such Company Board Recommendation Change or termination, including the identity of the Person or Group making such Acquisition Proposal, the material terms of such Acquisition Proposal and copies of all relevant documents (including the most current version of the proposed agreement under which such Acquisition Proposal is proposed to be consummated) relating to such Acquisition Proposal; and (ii) prior to effecting such Company Board Recommendation Change or termination, the Company and its Representatives, during the Notice Period, have (1) negotiated with Parent and its

      Representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; and (2) permitted Parent and its Representatives to make a presentation to the Company Board regarding this Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation), it being understood that (a) in the event of any material revision, amendment, update or supplement to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(d)(ii)(3) with respect to such new written notice (with the "Notice Period" in respect of such new written notice being three Business Days from the date of such notice); and (b) no Company Board Recommendation Change or termination will be permitted by the Company unless, at the end of the Notice Period, the Company Board (or a committee thereof) has in good faith (after consultation with its financial advisor and outside legal counsel) reaffirmed its determination that such bona fide written Acquisition Proposal is a Superior Proposal.

          (e)    Notice.    From the date of this Agreement until the earlier to occur of the (1) termination of this Agreement pursuant to Article VIII and (2) Effective Time, the Company will promptly (and, in any event, by the later of (i) 24 hours from the receipt thereof or (ii) 5:00 p.m., Eastern time, on the next Business Day) notify Parent in writing if any Acquisition Proposal, or inquiry from any Person or Group related to making a potential Acquisition Proposal, is, to the Knowledge of the Company (which, for this purpose, will include the members of the Company Board and will not be deemed to be only as of the date of this Agreement), received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives. Such notice must include (A) the identity of the Person or Group making such proposal, inquiry, request or offer (unless such disclosure is prohibited pursuant to the terms of any confidentiality agreement with such Person or Group that is in effect on the date of this Agreement); and (B) a summary of the material terms and conditions of such proposal, inquiry, request or offer and, if writing, a copy thereof. Thereafter, the Company must keep Parent reasonably informed, on a prompt basis, of the status and terms of any such offers or proposals (including any updates or amendments thereto) and the status of any such discussions or negotiations.

          (f)    Certain Disclosures.    So long as the Company Board expressly publicly reaffirms the Company Board Recommendation in such disclosure (other than in a customary "stop, look and listen" communication to the Company Stockholders pursuant to Rule 14d-9 promulgated under the Exchange Act):

              (i)  nothing in this Agreement will prohibit the Company or the Company Board (or a committee thereof) from (A) taking and disclosing to the Company Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including making a "stop, look and listen" communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (B) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; (C) informing any Person of the existence of the provisions contained in this Section 5.3; or (D) making any disclosure to the Company Stockholders (including regarding the business, financial condition or results of operations of the Company and its Subsidiaries) that the Company Board (or a committee thereof), after consultation with its outside legal counsel, has determined in good faith is required by applicable Law; and

             (ii)  it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board (or a committee thereof), after the Company or the Company Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to make such factually accurate public statement would be reasonably expected to violate its obligations under applicable Law, that (A) describes the Company's receipt of an Acquisition Proposal; (B) identifies the Person or Group making such Acquisition Proposal; (C) provides the material terms of such Acquisition Proposal; or (D) describes the operation of this Agreement with respect thereto will not be deemed to be (1) a withholding, withdrawal, amendment, qualification or modification, or proposal by the Company Board (or a committee thereof) to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation; (2) an adoption, approval or recommendation with respect to such Acquisition Proposal; or (3) a Company Board Recommendation Change.

          (g)    Breach by Representatives.    The Company agrees that any action taken by a Representative of the Company (other than an employee or consultant of the Company who is not an executive or other officer of the Company) that, if taken by the Company, would constitute a material breach of this Section 5.3 will be deemed to constitute a breach by the Company of this Section 5.3.

        5.4    No Control of the Other Party's Business.     Without limiting in any way any Party's rights or obligations under this Agreement (including Section 5.2), the Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their respective businesses and operations.

ARTICLE VI
ADDITIONAL COVENANTS

        6.1    Efforts; Required Action and Forbearance.

          (a)    Reasonable Best Efforts.    Upon the terms and subject to the conditions set forth in this Agreement, Parent and Merger Sub, on the one hand, and the Company, on the other hand, will use their respective reasonable best efforts to (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law (including Antitrust Law) or otherwise to consummate and make effective, in the most expeditious manner practicable, the Merger, including by using reasonable best efforts to:

              (i)  cause the conditions to the Merger set forth in Article VII to be satisfied;

             (ii)  (1) seek to obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Merger; and

            (iii)  (1) seek to obtain all consents, waivers and approvals and (2) deliver all notifications pursuant to any Material Contracts in connection with this Agreement and the consummation of the Merger so as to seek to maintain and preserve the benefits to the Surviving Corporation of such Material Contracts as of and following the consummation of the Merger.

          (b)    No Failure to Take Necessary Action.    In addition to the foregoing, subject to the terms and conditions of this Agreement, neither Parent or Merger Sub, on the one hand, nor the

  Company, on the other hand, will take any action (or fail to take any action) that is intended to or has (or would reasonably be expected to have) the effect of preventing, impairing, delaying or otherwise adversely affecting the (i) consummation of the Merger; or (ii) ability of such Party to fully perform its obligations pursuant to this Agreement. For the avoidance of doubt, no action by the Company taken in compliance with Section 5.3 will be considered a violation of this Section 6.1.

        6.2    Antitrust Filings.

          (a)    Filings Under the HSR Act and Other Applicable Antitrust Laws.    Each of Parent and Merger Sub (and their respective controlled Affiliates, if applicable), on the one hand, and the Company (and its Affiliates, if applicable), on the other hand, will use their respective reasonable best efforts to (i) file with the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to this Agreement and the Merger as required by the HSR Act within 10 Business Days following the date of this Agreement; and (ii) promptly file comparable pre-merger or post-merger notification filings, forms and submissions with any Governmental Authority pursuant to other applicable Antitrust Laws in connection with the Merger. Each of Parent and the Company will (A) cooperate and coordinate (and cause its respective Representatives to cooperate and coordinate) with the other in the making of such filings; (B) use its respective reasonable best efforts to supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (C) use its respective reasonable best efforts to supply (or cause the other to be supplied) with any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (D) use its respective reasonable best efforts to take all action necessary to, as soon as practicable, (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws applicable to the Merger; and (2) obtain any required consents pursuant to any Antitrust Laws applicable to the Merger. If any Party receives a request for additional information or documentary material from any Governmental Authority with respect to the Merger pursuant to the HSR Act or any other Antitrust Laws applicable to the Merger, then such Party will use its reasonable best efforts to make (or cause to be made), as soon as reasonably practicable and after consultation with the other Parties, an appropriate response in compliance with such request. The filing fees associated with any required filing or submission under the HSR Act and any other applicable Antitrust Law will be borne 50% by the Company and 50% by Parent.

          (b)    Divestitures.    In furtherance and not in limitation of the foregoing, if and to the extent necessary to obtain clearance of the Merger pursuant to the HSR Act and any other Antitrust Laws applicable to the Merger, each of Parent and Merger Sub (and their respective controlled Affiliates, if applicable) will (i) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (A) the sale, divestiture, license or other disposition of any and all of the capital stock or other equity or voting interests, assets (whether tangible or intangible), rights, products or businesses of the Company and its Subsidiaries; and (B) any other restrictions on the activities of the Company and its Subsidiaries; and (ii) contest, defend and appeal any Legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger. Notwithstanding anything to the contrary in this Agreement, in no event will Parent or Merger Sub be obligated pursuant to this Agreement, and the Company will not without the prior written consent of Parent, to (1) sell, divest, license or hold separate any capital stock or other equity or voting interests, assets (whether tangible or intangible), rights, products or businesses; or (2) to take, or commit to take any action that, in each case, would be reasonably likely to (a) materially adversely impact the benefits expected to be derived by Parent as a result of the Merger; or (b) impose material limitations on the ownership by Parent or any of its Subsidiaries of all or a material portion of the Company's business or assets.

          (c)    Cooperation.    In furtherance and not in limitation of the foregoing, the Company, Parent and Merger Sub will (and will cause their respective Subsidiaries to), subject to any restrictions under applicable Law, (i) promptly notify the other Parties of (and, if in writing, furnish them with copies of (or, in the case of oral communications, advise them of the contents of)) any material communication received by such Person from a Governmental Authority in connection with the Merger and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filings, submissions or other written communications (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Merger to a Governmental Authority; (ii) keep the other Parties reasonably informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Merger and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver; (B) the expiration of any waiting period; (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Law; and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Merger; and (iii) not independently participate in any meeting, hearing, proceeding or discussions with or before any Governmental Authority in respect of the Merger without giving the other Parties reasonable prior notice of such meeting, hearing, proceeding or discussion, and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. However, each of the Company, Parent and Merger Sub may designate any non-public information provided to any Governmental Authority as restricted to "outside counsel" only and any such information will not be shared with the Representatives of the other Party without approval of the Party providing the non-public information. Each of the Company, Parent and Merger Sub may redact any valuation and related information before sharing any information provided to any Governmental Authority with another Party on an "outside counsel" only basis.

        6.3    Proxy Statement and Other Required SEC Filings.

          (a)    Preparation.    Promptly after the execution of this Agreement the Company will prepare (with Parent's reasonable cooperation) and file with the SEC a preliminary proxy statement to be sent to the Company Stockholders in connection with the Company Stockholder Meeting (the proxy statement, including any amendments or supplements, the "Proxy Statement"), and will use its reasonable best efforts to so prepare and file the preliminary Proxy Statement within 15 Business Days after the date of this Agreement. The Company will not file the Proxy Statement with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to, and consider in good faith, all reasonable additions, deletions or changes suggested by Parent or its counsel. Subject to Section 5.3 and unless there has been a Company Board Recommendation Change, the Company will (A) include the Company Board Recommendation in the Proxy Statement; and (B) use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval. The Company will use its reasonable best efforts to resolve all SEC comments, if any, with respect to the Proxy Statement as promptly as practicable after the receipt thereof. Following the later of (1) confirmation by the SEC that it has no further comments or (2) expiration of the 10-day waiting period contemplated by Rule 14a-6(a) promulgated under the Exchange Act, the Company will promptly cause the Proxy Statement in definitive form to be mailed to the Company Stockholders as of the record date established for the Company Stockholder Meeting, and will use its reasonable best efforts to do so within three Business Days after the later of (1) or (2) above to occur.

          (b)    Assistance.    Each of the Company, Parent and Merger Sub will furnish all information concerning such Person and its Affiliates to the other, and provide such other assistance, as may be reasonably requested by such other Party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments to either received from the SEC.

          (c)    SEC Correspondence.    The Parties will notify each other promptly of the receipt of any comments, whether written or oral, from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement, any Other Required Company Filing or any Other Required Parent Filing, or for additional information, and will supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to such filings.

          (d)    No Amendments to Proxy Statement.    Except in connection with a Company Board Recommendation Change or thereafter, no amendment or supplement to the Proxy Statement will be made by the Company without the approval of Parent, which approval will not be unreasonably withheld, conditioned or delayed.

          (e)    Other Required Company Filing.    If the Company determines that it is required to file any document other than the Proxy Statement with the SEC in connection with the Merger pursuant to applicable Law (such document, as amended or supplemented, an "Other Required Company Filing"), then the Company will use its reasonable best efforts to promptly prepare and file such Other Required Company Filing with the SEC. The Company will use its reasonable best efforts to cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NYSE. Except in connection with a Company Board Recommendation Change or thereafter, the Company may not file any Other Required Company Filing with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to, and will consider in good faith, all reasonable additions, deletions or changes suggested by Parent or its counsel.

          (f)    Other Required Parent Filing.    If Parent or Merger Sub determines that it is required to file any document with the SEC as a result of the Merger or the Company Stockholder Meeting pursuant to applicable Law (an "Other Required Parent Filing"), then Parent and Merger Sub will use their respective reasonable best efforts to promptly prepare and file such Other Required Parent Filing with the SEC. Parent and Merger Sub will cause any Other Required Parent Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. Neither Parent nor Merger Sub may file any Other Required Parent Filing with the SEC without first providing the Company and its counsel a reasonable opportunity to review and comment thereon, and Parent will give due consideration to, and consider in good faith, all reasonable additions, deletions or changes suggested by the Company or its counsel.

          (g)    Accuracy; Supplied Information.

            (i)    Company.    On the date of filing, the date of mailing to the Company Stockholders (if applicable) and at the time of the Company Stockholder Meeting, neither the Proxy Statement nor any Other Required Company Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by the Company with respect to any information supplied by Parent, Merger Sub or any of their Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing. The information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement or any Other Required Parent Filings will not, at the time that such Proxy Statement or Other Required Parent Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

            (ii)    Parent.    On the date of filing, no Other Required Parent Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by Parent or Merger Sub with respect to any information supplied by the Company for inclusion or incorporation by reference in any Other Required Parent Filing. The information supplied by Parent, Merger Sub and their respective Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing will not, at the time that the Proxy Statement or such Other Required Company Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

        6.4    Company Stockholder Meeting.

          (a)    Call of Company Stockholder Meeting.    The Company will take all action necessary in accordance with applicable Law, the Charter, the Bylaws and the rules of the NYSE to establish a record date for, duly call, give notice of, convene and hold a meeting of the Company Stockholders (including any adjournment, postponement or other delay thereof, the "Company Stockholder Meeting") as promptly as reasonably practicable following the mailing of the Proxy Statement to the Company Stockholders (as contemplated by Section 6.3(a)) for the purpose of (i) seeking the Requisite Stockholder Approval to adopt this Agreement; and (ii) in accordance with Regulation 14A under the Exchange Act, seeking advisory approval of a proposal in connection with a non-binding, advisory vote to approve certain compensation that may become payable to the Company's named executive officers in connection with the consummation of the Merger. Notwithstanding anything to the contrary in this Agreement, the Company will not be required to convene and hold the Company Stockholder Meeting at any time prior to the 20th Business Day following the mailing of the Proxy Statement to the Company Stockholders. Subject to Section 5.3 and unless the Company Board (or a committee thereof) has made a Company Board Recommendation Change, the Company will (A) submit this Agreement for adoption by the Company Stockholders at the Company Stockholder Meeting; and (B) use appropriate efforts to solicit (or cause to be solicited) from the Company Stockholders proxies in favor of the matters to be considered at the Company Stockholder Meeting.

          (b)    Adjournment of Company Stockholder Meeting.    Notwithstanding anything to the contrary in this Agreement, the Company will be permitted to postpone or adjourn the Company Stockholder Meeting if (i) there are holders of insufficient shares of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (ii) the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law, order or a request from the SEC; (iii) the Company Board (or a committee thereof) has determined in good faith (after consultation with outside legal counsel) that such postponement or adjournment is required by applicable Law (including, if the Company Board (or a committee thereof) has determined in good faith (after consultation with outside legal counsel) that it is required by applicable Law) in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders by issuing a press release, filing materials with the SEC or otherwise. Without the prior written consent of Parent, the Company Stockholder Meeting will not be postponed or adjourned (A) by more than 10 calendar days at a time without the prior written consent of Parent; or (B) with respect to Section 6.4(b)(i), by more than 30 calendar days after the date on which the Company Stockholder Meeting was (or was required to be) originally scheduled. In no event will the record date of the Company Stockholder Meeting be changed without Parent's prior written consent, unless required by applicable Law.

        6.5    Financing.

          (a)    No Amendments to Financing Letters.    Subject to the terms and conditions of this Agreement, each of Parent and Merger Sub will not permit any amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the Financing Letters (or any related fee letters or engagement letters) if such amendment, modification or waiver would reasonably be expected to (i) reduce the aggregate amount of the Debt Financing to an amount below the Required Amount (unless the Equity Financing is increased by an equivalent amount); (ii) impose new or additional conditions precedent to the availability of the Financing or otherwise expand, amend or modify any of the conditions to the receipt of the Financing or any other terms to the Financing in a manner that would reasonably be expected to (A) materially delay or prevent the Closing; or (B) materially delay or prevent funding of the Financing, or the satisfaction of the conditions to obtaining the Financing; or (iii) materially adversely impact the ability of Parent or Merger Sub to enforce its rights against the other parties to the Financing Letters or the definitive agreements with respect thereto (it being understood that Parent may amend any Debt Commitment Letters to add lenders, lead arrangers, bookrunners, syndication agents or other similar entities who had not executed such Debt Commitment Letters as of the date of this Agreement). Any reference in this Agreement to (1) the "Financing" will include the financing contemplated by the Financing Letters as amended or modified in compliance with this Section 6.5; and (2) "Equity Commitment Letter," "Debt Commitment Letters" or "Financing Letters" will include such documents as amended or modified in compliance with this Section 6.5.

          (b)    Taking of Necessary Actions.    Subject to the terms and conditions of this Agreement, each of Parent and Merger Sub will use its respective reasonable best efforts to take (or cause to be taken) all actions and to do (or cause to be done) all things necessary, proper and advisable to arrange and obtain the Financing on the terms and conditions (including, to the extent required, the full exercise of any "flex" provisions) described in the Financing Letters and any related Fee Letter (or on other terms that, with respect to conditionality, are not less favorable to Parent than the terms and conditions (including any "flex" provisions) set forth in the Financing Letters), including using its reasonable best efforts to (i) maintain in effect the Financing Letters in accordance with the terms and subject to the conditions thereof; (ii) negotiate, execute and deliver definitive agreements with respect to the Debt Financing contemplated by the Debt Commitment Letters on the terms and conditions (which may include the "flex" provisions) contemplated by the Debt Commitment Letters and related Fee Letter (or on other terms that, with respect to conditionality, are not less favorable to Parent than the terms and conditions (including any "flex" provisions) set forth in the Financing Letters); (iii) accept (and comply with) to the fullest extent all "flex" provisions contemplated by the Debt Commitment Letters and the Debt Financing to the extent that such "flex" provisions are exercised in accordance with the terms thereof; (iv) satisfy on a timely basis all conditions to funding that are applicable to Parent and Merger Sub in the Debt Commitment Letters and such definitive agreements thereto and in the Equity Commitment Letter that are within their control (or, if deemed advisable by Parent, seek the waiver of conditions applicable to Parent contained in such Financing Letters); (v) consummate the Financing at or prior to the Closing, including using its reasonable best efforts to cause the Financing Sources to fund the Financing at the Closing; (vi) comply with its obligations pursuant to the Financing Letters; and (vii) enforce its rights pursuant to the Financing Letters. Parent and Merger Sub will fully pay, or cause to be fully paid, all commitment or other fees arising pursuant to the Financing Letters as and when they become due.

          (c)    Information.    Parent will, upon the request of the Company, promptly, and in any event within two Business Days, (i) update the Company in reasonable detail on the status of its efforts to arrange the Financing; and (ii) provide the Company with copies of all executed definitive agreements related to the Debt Financing. Parent and Merger Sub must also give the Company prompt notice, and in any event within two Business Days, (A) of any breach (or threatened breach) or default (or any event or circumstance that, with or without notice or lapse of time, or both, could reasonably be expected to give rise to any breach or default) by any party to the Financing Letters or definitive agreements related to the Financing of which Parent becomes aware; (B) of the receipt by Parent or Merger Sub of any written notice or communication from any Financing Source with respect to any (1) actual breach (or threatened breach), default, termination or repudiation by any party to the Financing Letters or any definitive agreements related to the Financing of any provisions of the Financing Letters or such definitive agreements that would reasonably be expected to prevent or materially delay the Closing; or (2) dispute or disagreement between or among any parties to the Financing Letters or any definitive agreements related to the Financing that would reasonably be expected to prevent or materially delay the Closing; and (C) the occurrence of an event or development that could reasonably be expected to adversely impact the ability of Parent or Merger Sub to obtain all or any portion of the Financing necessary to fund the Required Amount on the terms and in the manner contemplated by the Financing Letters or any definitive agreements related to the Financing. Parent must provide any information reasonably requested by the Company relating to the any of the circumstances referred to in the previous sentence as soon as reasonably practical (but in any event with two Business Days) after the date that the Company delivers a written request therefor to Parent.

          (d)    Alternate Debt Financing.    If any portion of the Debt Financing becomes unavailable on the terms and conditions (including the "flex" provisions) contemplated in the Debt Commitment Letters, then Parent will use its reasonable best efforts to arrange, as promptly as practicable following the occurrence of such event, (i) alternative financing from alternative sources on terms and conditions (including the "flex" provisions) not less favorable to Parent and Merger Sub than those contained in the Debt Commitment Letters and any Fee Letters (after taking into account any "flex" provisions included in any related Fee Letter) and in an amount sufficient to fund the Required Amount or such unavailable portion thereof, as the case may be (the "Alternate Debt Financing"); and (ii) one or more new financing commitment letters with respect to such Alternate Debt Financing (the "New Debt Commitment Letters"), which New Debt Commitment Letters will replace the existing Debt Commitment Letters in whole or in part. Parent will promptly provide a copy of any New Debt Commitment Letters (and any fee letter in connection therewith, which may be delivered with the fee amounts, "flex" terms and other economic terms therein redacted in a customary manner so long as no redaction covers terms that would adversely affect the amount (below the Required Amount), conditionality, availability or termination of the Alternate Debt Financing) to the Company. In the event that any New Debt Commitment Letters are obtained, (A) any reference in this Agreement to the "Financing Letters" or the "Debt Commitment Letters" will be deemed to include the Debt Commitment Letters to the extent not superseded by a New Debt Commitment Letter at the time in question and any New Debt Commitment Letters to the extent then in effect; and (B) any reference in this Agreement to the "Financing" or the "Debt Financing" will mean the debt financing contemplated by the Debt Commitment Letters as modified pursuant to the foregoing.

          (e)    Enforcement.    Notwithstanding anything to the contrary contained in this Agreement, nothing contained in this Section 6.5 will require, and in no event will the reasonable best efforts of Parent or Merger Sub be deemed or construed to require, either Parent or Merger Sub to

  (i) bring any enforcement action against any source of the Equity Financing to enforce its rights pursuant to the Equity Commitment Letter (but without prejudice to or limitation of the right of the Company to specific performance in connection with enforcing Parent's obligation to cause the Equity Financing to be funded, in accordance with and subject to, the terms and conditions of, Section 9.8(b)); (ii) seek the Equity Financing from any source other than a counterparty to, or in any amount in excess of that contemplated by, the Equity Commitment Letter; or (iii) pay any material fees in excess of those contemplated by the Equity Commitment Letter or the Debt Commitment Letter.

        6.6    Financing Cooperation.

          (a)    Cooperation.    Prior to the Effective Time, the Company will use its reasonable best efforts, and will cause each of its Subsidiaries to use its respective reasonable best efforts, to provide Parent and Merger Sub with all cooperation reasonably requested by Parent or Merger Sub to assist them in causing the conditions in the Debt Commitment Letters to be satisfied or as is otherwise reasonably requested by Parent or Merger Sub in connection with Parent and Merger Sub obtaining the Debt Financing, including:

              (i)  prior to and during the Marketing Period, participating (and causing senior management and Representatives of the Company to participate) in a reasonable number of meetings, calls, presentations, road shows, due diligence sessions (including accounting due diligence sessions), drafting sessions and sessions with rating agencies, otherwise cooperating with the marketing efforts for any of the Debt Financing and assisting Parent in obtaining ratings as contemplated by the Debt Financing;

             (ii)  assisting Parent and the Financing Sources with the timely preparation of customary (A) rating agency presentations, bank information memoranda, lender presentations and similar documents required in connection with the Debt Financing; (B) offering documents, prospectuses, memoranda, investor presentations and similar documents required in connection with the Debt Financing;

            (iii)  solely with respect to financial information and data derived from the Company's historical books and records, assisting Parent with the preparation of pro forma financial information and pro forma financial statements to the extent required by SEC rules and regulations or necessary or reasonably required by Parent or the Financing Sources, it being agreed that the Company will not be required to provide any information or assistance relating to (A) the proposed aggregate amount of debt and equity financing, together with assumed interest rates, dividends (if any) and fees and expenses relating to the incurrence of such debt or equity financing; (B) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing; or (C) any financial information related to Parent or any of its Subsidiaries or any adjustments that are not directly related to the acquisition of the Company by Parent;

            (iv)  executing and delivering (but not prior to the Closing) any pledge and security documents, supplemental indentures, currency or interest hedging arrangements, other definitive financing documents, or other certificates or documents as may be reasonably requested by Parent or the Financing Sources (including a certificate of the chief financial officer of the Company with respect to solvency matters in the form set forth as an annex to the Debt Commitment Letters) and otherwise reasonably facilitating the pledging of collateral and the granting of security interests in respect of the Debt Financing, it being understood that such documents will not take effect until the Effective Time;

             (v)  (A) furnishing Parent, Merger Sub and the Financing Sources, and their respective Representatives with the Required Financing Information and (B) informing Parent if the chief executive officer, chief financial officer, treasurer or controller of the Company or any member of the Company Board shall have Knowledge of any facts as a result of which a restatement of any financial statements to comply with GAAP is probable;

            (vi)  Upon reasonable request of Parent, assisting Parent to obtain customary and reasonable corporate and facilities ratings (but no specific rating), consents, landlord waivers and estoppels, non-disturbance agreements, environmental assessments, that do not unreasonably interfere with the Company business and operations, customary legal opinions, surveys and title insurance, including in connection with any sale-and-leaseback agreements or arrangements to be effected at or after the Closing;

           (vii)  (A) deliver notices of prepayment and redemption (which may be delivered at Parent's request in advance of the Closing Date so long as they are contingent upon the occurrence of the Closing) within the time periods reasonably requested by Parent, in its discretion, as permitted by the Credit Agreement and the Notes Indenture, as applicable, and take any actions at or prior to the Effective Time reasonably requested by Parent to facilitate any such prepayment and/or redemption (it being understood and agreed that any prepayment and/or redemption are (and shall be) contingent upon the occurrence of the Closing and no actions shall be required which would obligate the Company or its subsidiaries to complete such prepayment or redemption prior to the occurrence of the Closing); and (B) arrange for customary payoff letters, lien terminations and instruments and acknowledgements of discharge (the "Debt Payoff Letters") to be delivered to Parent prior to the Closing Date (it being understood and agreed that reasonable best efforts will be used to deliver such documents to Parent no later than two Business Days prior to the Closing Date) (with drafts being delivered in advance as reasonably requested by Parent), and giving any other necessary notices, to allow for the payoff, discharge and termination in full at the Closing of all amounts outstanding under the Credit Agreement and the Notes Indenture contemplated by Parent to be repaid at the Closing;

          (viii)  providing authorization letters to the Financing Sources authorizing the distribution of information to prospective lenders or investors and containing a customary representation to the Financing Sources contemplated by the Debt Commitment Letters, including that the public side versions of such documents do not include material non-public information about the Company or its Subsidiaries or their securities and the accuracy of the information contained in the disclosure and marketing materials related to the Debt Financing;

            (ix)  furnish to Parent and the Financing Sources (A) within 40 days after the end of any fiscal quarter that is not a fiscal year end, the unaudited consolidated balance sheet of the Company as of the end of such quarter and the related unaudited statements of income and cash flows (which will have been reviewed by the Company's independent public accountants as provided in SAS 100); and (B) within 60 days after the end of any fiscal year, the audited consolidated balance sheet of the Company as of the end of such fiscal year and the related audited statements of income and cash flows;

             (x)  cause its independent auditors to (A) provide, consistent with customary practice, (x) customary auditors consents and customary comfort letters (including "negative assurance" comfort and change period comfort) with respect to financial information relating to the Company and its Subsidiaries as reasonably requested by Parent as necessary or customary for financings similar to the Debt Financing (including using reasonable best efforts to obtain, to the extent applicable, consents of accountants for use of their reports in any materials relating to the Debt Financing and accountants' comfort letters, in each case as reasonably requested by Parent or the Financing Sources) and (y) reasonable assistance to Parent in connection with the Parent's preparation of pro forma financial statements and information and (B) attend accounting due diligence sessions and drafting sessions;

            (xi)  taking all corporate and other actions, subject to the occurrence of the Closing, reasonably requested by Parent to (A) permit the consummation of the Debt Financing (including distributing the proceeds of the Debt Financing, if any, obtained by any of its Subsidiaries to the Surviving Corporation); and (B) cause the direct borrowing or incurrence of all of the proceeds of the Debt Financing, including any high-yield debt financing, by the Surviving Corporation or any of its Subsidiaries concurrently with or immediately following the Effective Time; and

           (xii)  promptly furnishing Parent and the Financing Sources within two Business Days of any requests with all documentation and other information about the Company and its Subsidiaries as is reasonably requested by Parent relating to applicable "know your customer" and anti-money laundering rules and regulations.

          (b)    Obligations of the Company.    Nothing in this Section 6.6 will require the Company or any of its Subsidiaries to (i) waive or amend any terms of this Agreement or agree to pay any fees or reimburse any expenses prior to the Effective Time for which it has not received prior reimbursement or is not otherwise indemnified by or on behalf of Parent; (ii) enter into any definitive agreement that is not contingent on the occurrence of the Effective Time; (iii) give any indemnities in connection with the Debt Financing that are effective prior to the Effective Time; or (iv) take any action that, in the good faith determination of the Company, (a) would unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or (b) create an unreasonable risk of damage or destruction to any property or assets of the Company or any of its Subsidiaries. In addition, (A) no action, liability or obligation of the Company, any of its Subsidiaries or any of their respective Representatives pursuant to any certificate, agreement, arrangement, document or instrument relating to the Debt Financing (other than customary representation letters and authorization letters (including with respect to the presence or absence of material non-public information and the accuracy of the information contained in the disclosure and marketing materials related to the Debt Financing)) will be effective until the Effective Time; and (B) except as set forth in Section 2.9(b)(ii), neither the Company nor any of its Subsidiaries will be required to take any action (including the distribution or transfer by or through any non-U.S. Subsidiary of the Company, whether by dividend, loan or otherwise, of any cash) pursuant to any certificate, agreement, arrangement, document or instrument (other than customary representation letters and authorization letters (including with respect to the presence or absence of material non-public information and the accuracy of the information contained in the disclosure and marketing materials related to the Debt Financing)) that is not contingent on the occurrence of the Closing or that must be effective prior to the Effective Time. Nothing in this Section 6.6 will require (1) any Representative of the Company or any of its Subsidiaries to deliver any certificate or opinion or take any other action under this Section 6.6 that could reasonably be expected to result in personal liability to such Representative; (2) the Company Board to approve any financing or Contracts related thereto prior to the Closing; and (3) the Company and its Subsidiaries to take any action that would conflict with or violate its organizational documents, any applicable Laws or result in a violation of breach of, or default under, any agreement to which the Company or any of it is Subsidiaries is a party. For the avoidance of doubt, none of the Company or its Subsidiaries or their respective officers, directors (with respect to any Subsidiary of the Company) or employees shall be required to execute or enter into or perform any agreement with respect to the Financing contemplated by the Financing Letters that is not contingent upon the Closing or that would be effective prior to the Closing and no directors of the Company that will not be continuing directors, acting in such capacity, shall be required to execute or enter into or perform any agreement with respect to the Financing.

          (c)    Updates.    The Company will use its reasonable best efforts, and will cause each of its Subsidiaries to use its respective reasonable best efforts, to update any Required Financing Information provided to Parent and the Financing Sources as may be necessary so that such Required Financing Information (i) is Compliant, (ii) meets the applicable requirements set forth in the definition of "Required Financing Information" and (iii) would not, after giving effect to such update(s), cause the Marketing Period to cease pursuant to the definition of "Marketing Period." For the avoidance of doubt, Parent may, to most effectively access the financing markets, require the cooperation of the Company and its Subsidiaries under this Section 6.6 at any time, and from time to time and on multiple occasions, between the date hereof and the Closing Date; provided, that, for the avoidance of doubt, the Marketing Period shall not be applicable as to each attempt to access the markets. The Company agrees to (i) file all reports on Form 10-K and Form 10-Q, and to the extent required to include financial information pursuant to Item 9.01 thereof, Form 8-K and (ii) use reasonable best efforts to file all other Forms 8-K, in each case, required to be filed with the SEC pursuant to the Exchange Act prior to the Closing Date in accordance with the time periods required by the Exchange Act. In addition, if, in connection with a marketing effort contemplated by the Debt Commitment Letters, Parent reasonably requests the Company to file a Current Report on Form 8-K pursuant to the Exchange Act that contains material non-public information with respect to the Company and its subsidiaries, which Parent reasonably determines (and the Company does not unreasonably object) to include in a customary offering memorandum for the Debt Financing, then, the Company shall file such Current Report on Form 8-K.

          (d)    Use of Logos.    The Company hereby consents to the use of its and its Subsidiaries' logos in connection with the Financing so long as such logos are used (i) solely in a manner that is not intended to or likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries; (ii) solely in connection with a description of the Company, its business and products or the Merger; and (iii) in a manner consistent with the other terms and conditions that the Company reasonably imposes.

          (e)    Confidentiality.    All non-public or other confidential information provided by the Company or any of its Representatives pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement, except that Parent and Merger Sub will be permitted to disclose such information to any Financing Sources or prospective financing sources and other financial institutions and investors that are or may become parties to the Debt Financing and to any underwriters, initial purchasers or placement agents in connection with the Debt Financing (and, in each case, to their respective counsel and auditors) so long as such Persons (i) agree to be bound by the Confidentiality Agreement as if parties thereto; or (ii) are subject to other confidentiality undertakings reasonably satisfactory to the Company and of which the Company is a beneficiary.

          (f)    Reimbursement.    Promptly upon request by the Company, Parent will reimburse the Company for any documented and reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred by the Company or its Subsidiaries in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 6.6.

          (g)    Indemnification.    The Company, its Subsidiaries and its and their respective Representatives will be indemnified and held harmless by Parent from and against any and all liabilities, losses, damages, claims, costs, expenses (including attorneys' fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with their cooperation in arranging the Debt Financing pursuant to this Agreement or the provision of information utilized in connection therewith (other than to the extent any of the foregoing was suffered or incurred as a result of the bad faith, gross negligence or willful misconduct of the Company and its Subsidiaries or, in each case, their respective Representatives).

  Parent's obligations pursuant to Section 6.6(f) and this Section 6.6(g) are referred to collectively as the "Reimbursement Obligations."

          (h)    No Exclusive Arrangements.    In no event will the Guarantor, Parent, Merger Sub or any of their respective Affiliates (which for this purpose will be deemed to include each direct investor in Parent or Merger Sub) enter into any Contract prohibiting or seeking to prohibit any bank or other potential provider of debt financing from providing or seeking to provide debt financing to any Person, in each case in connection with a transaction relating to the Company or any of its Subsidiaries or in connection with the Merger.

          (i)    No Financing Condition.    Parent and Merger Sub each acknowledge and agree that obtaining the Financing is not a condition to the Closing. Subject to Section 9.8(b)(ii), if the Financing has not been obtained, Parent and Merger Sub will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article VII, to consummate the Merger.

        6.7    Anti-Takeover Laws.     The Company and the Company Board will (a) take all actions within their power to ensure that no "anti-takeover" Law is or becomes applicable to this Agreement, the Voting Agreement and the transactions contemplated hereby and thereby, including the Merger; and (b) if any "anti-takeover" Law is or may become applicable to the Merger, take all action within their power to ensure that such transactions, including the Merger, may be consummated as promptly as practicable on the terms contemplated hereby and thereby and otherwise to eliminate or minimize the effects of such Law on such transactions, including the Merger.

        6.8    Access.     At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the (1) termination of this Agreement pursuant to Article VIII and (2) Effective Time, the Company will and will cause its Representatives and Subsidiaries to, afford Parent and its Representatives reasonable access during normal business hours, upon reasonable advance notice from Parent, to the properties, offices, facilities, Contracts, Tax records, books and records and personnel of the Company, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that the Company reasonably determines that (a) any applicable Law requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information (so long as the Company has taken all reasonable steps to permit inspection of or to disclose such information and to respond in a timely manner to all subsequent queries by Parent and its Representatives based on such information on a basis that does not compromise the Company's attorney-client or other privilege with respect thereto; or (c) access to a Contract in effect as of the date of this Agreement to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, such Contract (so long as the Company will have used reasonable best efforts to obtain the consent of such third party to such access and disclosure); or (d) such documents or information are directly pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand. Nothing in this Section 6.8 will be construed to require the Company, any of its Subsidiaries or any of its or their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Any investigation conducted pursuant to the access contemplated by this Section 6.8 will be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company's reasonable security measures and insurance requirements and will not include the right to perform invasive testing. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.8. All requests for access pursuant to this Section 6.8 must be directed to the Company's General Counsel or another person designated in writing by the Company.

        6.9    Section 16(b) Exemption.     The Company will take all actions reasonably necessary to cause the Merger, and any dispositions of equity securities of the Company (including derivative securities) in connection with the Merger by each individual who is a director or executive officer of the Company to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

        6.10    Directors' and Officers' Exculpation, Indemnification and Insurance.

          (a)    Indemnified Persons.    The Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) honor and fulfill, in all respects, the obligations of the Company and its Subsidiaries pursuant to any indemnification agreements between the Company and any of its Subsidiaries, on the one hand, and any of their respective current or former directors or officers (and any person who becomes a director or officer of the Company or any of its Subsidiaries prior to the Effective Time, to the extent such indemnification agreements are substantially consistent in all material respects with the form of indemnification agreement provided to Parent prior to the date hereof), on the other hand (collectively, the "Indemnified Persons"). In addition, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) cause the certificates of incorporation, bylaws and other similar organizational documents of the Surviving Corporation and its Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Charter, the Bylaws and the other similar organizational documents of the Subsidiaries of the Company, as applicable, as of the date of this Agreement. During such six-year period, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable Law.

          (b)    Indemnification Obligation.    Without limiting the generality of Section 6.10(a), during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify and hold harmless, to the fullest extent permitted by applicable Law or pursuant to any indemnification agreements with the Company and any of its Subsidiaries in effect as of the Effective Time, each Indemnified Person from and against any reasonable and documented costs, fees and expenses (including reasonable and documented attorneys' fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) any action or omission, or alleged action or omission, in such Indemnified Person's capacity as a director or officer of the Company or any of its Subsidiaries (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time); and (ii) the Merger, as well as any actions taken by the Company, Parent or Merger Sub with respect thereto (including any disposition of assets of the Surviving Corporation or any of its Subsidiaries that is alleged to have rendered the Surviving Corporation or any of its Subsidiaries insolvent). Notwithstanding the foregoing, if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.10(b), then the claim asserted in such notice will survive the sixth anniversary of the Effective Time until such claim is fully and finally resolved. In the event of any such Legal Proceeding, (A) the Surviving Corporation will have the right to control the defense thereof after the Effective Time; (B) each Indemnified Person will be entitled to retain his or her own counsel (the reasonable and documented fees and expenses of which will be paid by the Surviving Corporation), whether or not the Surviving Corporation elects to control the defense of any such Legal Proceeding; (C) upon receipt of an undertaking by or on behalf of such Indemnified Person to repay any amount if it is ultimately determined that such Indemnified Person is not entitled to indemnification, the Surviving Corporation will advance all fees and expenses (including fees and expenses of any counsel) as incurred by an Indemnified Person in the defense of such Legal Proceeding, whether or not the Surviving Corporation elects to control the defense of any such Legal Proceeding; and (D) no Indemnified Person will be liable for any settlement of such Legal Proceeding effected without his or her prior written consent (unless such settlement relates only to monetary damages for which the Surviving Corporation is entirely responsible). Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation or any of their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Legal Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement without the prior written consent of such Indemnified Person (such consent not to be unreasonably withheld, conditioned or delayed).

          (c)    D&O Insurance.    During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect the D&O Insurance in respect of acts or omissions occurring at or prior to the Effective Time on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance. In satisfying its obligations pursuant to this Section 6.10(c), the Surviving Corporation will not be obligated to pay annual premiums in excess of 300% of the amount paid by the Company for coverage for its last full fiscal year (such 300% amount, the "Maximum Annual Premium"). If the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as the Company's current directors' and officers' liability insurance carrier. Prior to the Effective Time, and in lieu of maintaining the D&O Insurance pursuant to this Section 6.10(c), the Company may (or, if the Parent requests, the Company will) purchase a prepaid "tail" policy (a "Tail Policy") with respect to the D&O Insurance from an insurance carrier with the same or better credit rating as the Company's current directors' and officers' liability insurance carrier so long as the annual cost for a Tail Policy does not exceed the Maximum Annual Premium. If the Company purchases a Tail Policy prior to the Effective Time, then the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain such a Tail Policy in full force and effect and continue to honor its obligations thereunder for so long as such a Tail Policy is in full force and effect.

          (d)    Successors and Assigns.    If Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each case, proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns will assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.10.

          (e)    No Impairment.    The obligations set forth in this Section 6.10 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other person (and their heirs and representatives) who is a beneficiary pursuant to the D&O Insurance or a Tail Policy) without the prior written consent of such affected Indemnified Person or other person. Each of the Indemnified Persons or other persons (and their heirs and representatives) who are beneficiaries pursuant to the D&O Insurance or a Tail Policy are intended to be, following the Effective Time, third party beneficiaries of this Section 6.10, with full rights of enforcement as if a Party. The rights of the Indemnified Persons (and other persons (and their heirs and representatives) who are beneficiaries pursuant to the D&O Insurance or a Tail Policy) pursuant to this Section 6.10 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws; (ii) the similar organizational documents of the Subsidiaries of the Company; (iii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries; or (iv) applicable Law.

          (f)    Other Claims.    Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors' and officers' insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.10 is not prior to or in substitution for any such claims pursuant to such policies or agreements.

        6.11    Employee Matters.

          (a)    Change of Control Acknowledgement.    Parent hereby acknowledges and agrees that a "change of control" (or similar phrase) within the meaning of each of the Company Benefit Plans, as applicable, will occur as of the Effective Time.

          (b)    Existing Arrangements.    From and after the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) honor all of the Company Benefit Plans and compensation and severance arrangements in accordance with their terms. Notwithstanding the foregoing, nothing will prohibit the Surviving Corporation from amending or terminating any such Company Benefit Plans or compensation or severance arrangements in accordance with their terms or if otherwise required pursuant to applicable Law.

          (c)    Employment; Benefits.    For a period of one year following the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) either (i) maintain for the benefit of each Continuing Employee the Company Benefit Plans (other than opportunity to participate in equity-based benefits and, subject to Section 6.11(b), individual employment agreements) of the Surviving Corporation or any of its Subsidiaries (the "Company Plans") at benefit levels that are substantially similar in the aggregate to those in effect at the Company or its Subsidiaries on the date of this Agreement, and provide compensation and benefits to each Continuing Employee pursuant to such Company Plans; (ii) provide compensation, benefits and severance payments (other than opportunity to participate in equity-based benefits and, subject to Section 6.11(b), individual employment agreements) to each Continuing Employee that, taken as a whole, are substantially similar in the aggregate to the compensation, benefits and severance payments (other than opportunity to participate in equity-based benefits and individual employment agreements) provided to such Continuing Employee immediately prior to the Effective Time ("Comparable Plans"); or (iii) provide some combination of Company Plans and Comparable Plans such that each Continuing Employee receives compensation, benefits and severance payments (other than opportunity to participate in equity-based benefits and, subject to Section 6.11(b), individual employment agreements) that, taken as a whole, are substantially similar in the aggregate to the compensation, benefits and severance payments (other than opportunity to participate in equity-based benefits and individual employment agreements) provided to such Continuing Employee immediately prior to the Effective Time. In each case, base compensation and target incentive compensation opportunity will not be decreased for a period of one year following the Effective Time for any Continuing Employee employed during that period. For a period of one year following the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) provide severance benefits to eligible full-time regular employees no less favorable than the Company's past practices and severance calculation set forth on Section 6.11(c) of the Company Disclosure Letter, without regard to the right to exercise discretion to reduce such levels, taking into account service both before and after the Closing.

          (d)    New Plans.    To the extent that a Company Plan or Comparable Plan is made available to any Continuing Employee at or after the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) cause to be granted to such Continuing Employee credit for all service with the Company and its Subsidiaries prior to the Effective Time for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual and severance pay entitlement, but not for purposes of benefit accruals under any defined benefit pension or retiree health plans), except that such service need not be credited to the extent that it would result in duplication of coverage or benefits. In addition, and without limiting the generality of the foregoing, (i) each Continuing Employee will be immediately eligible to participate, without any waiting period, in any and all employee benefit plans sponsored by the Surviving Corporation and its Subsidiaries (other than the Company Plans) (such plans, the "New Plans") to the extent that coverage pursuant to any New Plan replaces coverage pursuant to a comparable Company Plan in which such Continuing Employee participates immediately before the Effective Time (such plans, the "Old Plans"); (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, vision or disability benefits to any Continuing Employee, the Surviving Corporation will undertake commercially reasonable efforts to cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents, and the Surviving Corporation will undertake commercially reasonable efforts to cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date that such Continuing Employee's participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan; and (iii) credit the accounts of such Continuing Employees pursuant to any New Plan that is a flexible spending plan with any unused balance in the account of such Continuing Employee. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Effective Time will be credited to such Continuing Employee following the Effective Time and will be subject to the vacation policies of the Surviving Corporation as in effect from time to time; provided, that vacation accrued but unused as of the Closing shall remain available to the same extent as under Company programs in effect as of the date hereof as applied to each Continuing Employee.

          (e)    No Third Person Beneficiary Rights.    Notwithstanding anything to the contrary set forth in this Agreement, this Section 6.11 will not be deemed to (i) guarantee employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate any Continuing Employee for any reason; (ii) subject to the limitations and requirements specifically set forth in this Section 6.11, require Parent, the Surviving Corporation or any of their respective Subsidiaries to continue any Company Plan or prevent the amendment, modification or termination thereof after the Effective Time; (iii) be deemed or construed to be an amendment or other modification of any Company Benefit Plan or be deemed or construed to establish any Company Benefit Plan; or (iv) create any third party beneficiary rights in any Person.

        6.12    Obligations of Merger Sub.     Parent will take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

        6.13    Notification of Certain Matters.

          (a)    Notification by the Company.    At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the (1) termination of this Agreement pursuant to Article VIII and (2) Effective Time, the Company will give prompt notice to Parent: (i) of any notice or other communication received by the Company from any Governmental Authority in connection with the Merger or from any Person alleging that the consent of such Person is or may be required in connection with the Merger if the subject matter of such communication or the failure of the Company to obtain such consent could be material to the Company, the Surviving Corporation or Parent; (ii) of any Legal Proceedings commenced or, to the Knowledge of the Company, threatened in writing against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries that relate to the Merger; and (iii)(x) of any change, condition or event (including any renewal, termination, or amendment of, or any proposed modification to, any Material Contract) that to the Company's Knowledge would render or would reasonably be expected to render any representation or warranty made by it in this Agreement untrue or inaccurate in any material respect, or (y) of any failure or reasonably anticipated failure by the Company to comply with or satisfy in any respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of Parent and Merger Sub to consummate the Merger set forth in Article VII to fail to be satisfied at the Closing (provided, however, that the Company's unintentional failure to give any notice under Section 6.13(a)(iii) shall not be deemed a breach for purposes of the condition set forth in Section 7.2(b)). No such notification will affect or be deemed to modify any representation or warranty of the Company set forth in this Agreement or the conditions to the obligations of Parent and Merger Sub to consummate the Merger or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to Parent pursuant to this Section 6.13(a).

          (b)    Notification by Parent.    At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the (1) termination of this Agreement pursuant to Article VIII and (2) Effective Time, Parent will give prompt notice to the Company upon becoming aware that any representation or warranty made by Parent or Merger Sub in this Agreement has become untrue or inaccurate in any material respect, or of any failure by Parent or Merger Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of the Company to consummate the Merger set forth in Section 7.3(a) or Section 7.3(b) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of Parent or Merger Sub set forth in this Agreement or the conditions to the obligations of the Company to consummate the Merger or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to the Company pursuant to this Section 6.13(b).

        6.14    Public Statements and Disclosure.     The initial press release concerning this Agreement and the Merger will be a joint press release reasonably acceptable to the Company and Parent. Thereafter, the Company (unless the Company Board (or a committee thereof) has made a Company Board Recommendation Change), on the one hand, and Parent and Merger Sub, on the other hand, will use their respective reasonable best efforts to consult with the other Parties before, and will provide each other with a reasonable opportunity to review and comment on any communication when, (a) participating in any media interviews; (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons; or (c) providing any statements that are public or are reasonably likely to become public, in each case to the extent relating to this Agreement or the Merger, except that the Company will not be obligated to engage in such consultation with respect to communications that are (i) required by applicable Law; (ii) principally directed to employees, suppliers, customers, partners or vendors so long as such communications are consistent with previous press releases, public disclosures or public statements made jointly by the Parties (or individually if approved by the other Party); or (iii) principally related to a Superior Proposal or Company Board Recommendation Change. Notwithstanding the foregoing, Parent, Merger Sub and their respective Affiliates may provide ordinary course communications regarding this Agreement and the Merger to existing or prospective general or limited partners, equity holders, members, managers and investors of such Person.

        6.15    Transaction Litigation.     At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the (1) valid termination of this Agreement pursuant to Article VIII and (2) Effective Time, the Company will provide Parent with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the status thereof. The Company will (a) give Parent the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation; (b) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation; and (c) consider in good faith Parent's advice with respect to any Transaction Litigation. The Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Parent has consented thereto in writing (which consent may be given, conditioned or withheld in Parent's sole discretion).

        6.16    Stock Exchange Delisting; Deregistration.     Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law to cause (a) the delisting of the Company Common Stock from the NYSE as promptly as practicable after the Effective Time; and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.

        6.17    Additional Agreements.     If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company or Merger Sub, then the proper officers and directors of each Party will use their reasonable best efforts to take such action.

        6.18    Credit Agreement.     At or prior to the Effective Time, Parent will provide (or cause to be provided) to the Company funds in an amount equal to the amount necessary for the Company to repay and discharge in full all amounts outstanding under the terms of the Credit Agreement as set forth in the Debt Payoff Letters. Promptly following the Effective Time, the Company will repay and discharge such indebtedness in a manner acceptable to the parties to the Credit Agreement and Parent.

        6.19    Company Notes.     Prior to the Effective Time, the Company will take all necessary actions reasonably requested by Parent in accordance with the terms of the Notes Indenture, including the giving of any notices that may be required in connection with any redemption or offer to repurchase (contingent upon the occurrence of the Closing) the Existing Senior Notes occurring as a result of the Merger and take any other actions reasonably requested by Parent to facilitate (contingent upon the occurrence of the Closing) the prepayment, redemption, satisfaction and discharge of the Existing Senior Notes pursuant to the applicable provisions of the Notes Indenture, and Parent will provide (or cause to be provided) (including by means of the Company at or after the Closing) on or after the Closing Date funds in an amount equal to the amount necessary for the Company to redeem or repurchase the Existing Senior Notes if requested by Parent. Following the Effective Time, solely to the extent applicable, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) comply with the terms and conditions of the Notes Indenture, including the execution of a supplemental indenture as required pursuant to the Notes Indenture, and the delivery of any required certificates, legal opinions and other documents required by the Notes Indenture to be delivered in connection with such supplemental indenture, and redemption or any discharge of any Existing Senior Note.

        6.20    Parent Vote.     Immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub, will execute and deliver to Merger Sub (with a copy also sent to the Company) a written consent adopting this Agreement in accordance with the DGCL.

ARTICLE VII
CONDITIONS TO THE MERGER

        7.1    Conditions to Each Party's Obligations to Effect the Merger.     The respective obligations of Parent, Merger Sub and the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

          (a)    Requisite Stockholder Approval.    The Company's receipt of the Requisite Stockholder Approval at the Company Stockholder Meeting.

          (b)    Antitrust Laws.    The waiting periods (and any extensions thereof), if any, applicable to the Merger pursuant to the HSR Act and the other Antitrust Laws set forth in Section 7.1(b) of the Company Disclosure Letter will have expired or otherwise been terminated, or all requisite consents pursuant thereto will have been obtained.

          (c)    No Prohibitive Injunctions or Laws.    No temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger will be in effect, nor will any action have been taken by any Governmental Authority of competent jurisdiction, and no Law will have been enacted, entered, enforced or deemed applicable to the Merger, that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger.

        7.2    Conditions to the Obligations of Parent and Merger Sub.     The obligations of Parent and Merger Sub to consummate the Merger will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by Parent:

          (a)    Representations and Warranties.

              (i)  Other than the representations and warranties listed in Section 7.2(a)(ii), Section 7.2(a)(iii) and Section 7.2(a)(iv), the representations and warranties of the Company set forth in this Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) both when made and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct (considered collectively) that would not have a Company Material Adverse Effect.

             (ii)  The representations and warranties set forth in Section 3.2, Section 3.3(d)(vi), Section 3.3(d)(vii), Section 3.5, Section 3.19 and Section 3.22 will be true and correct in all material respects (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) both when made and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date).

            (iii)  The representations and warranties set forth in Section 3.1, Section 3.4, Section 3.7(a), Section 3.18 and Section 3.25 will be true and correct both when made and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date).

            (iv)  The representations and warranties set forth in Section 3.3(a), the second sentence of Section 3.3(b), Section 3.3(c), Section 3.3(d)(i), Section 3.3(d)(ii), Section 3.3(d)(iii), Section 3.3(d)(iv), Section 3.3(d)(v) and the last sentence of Section 3.3(d) will be true and correct both when made and as of the Capitalization Date, except for such failures to be so true and correct that are de minimis in nature.

          (b)    Performance of Obligations of the Company.    The Company will have performed and complied in all material respects with all covenants and obligations of this Agreement required to be performed and complied with by it at or prior to the Closing.

          (c)    Officer's Certificate.    Parent and Merger Sub will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized executive officer thereof, certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b), Section 7.2(d) and Section 7.2(e) have been satisfied.

          (d)    Company Material Adverse Effect.    No Company Material Adverse Effect will have occurred after the date of this Agreement.

          (e)    No Dividends.    Following the date of this Agreement, the Company Board, or any committee or subcommittee thereof, or any equivalent governing body of any non wholly-owned Subsidiary of the Company, shall not have declared, set aside, established a record date for, authorized, made or paid any dividend or other distribution, payable in cash, stock, property, rights or otherwise, with respect to any of the capital stock of the Company or any of its non wholly-owned Subsidiaries, except as may be permitted by the terms of Sections 5.2(c) or 5.2(k) with and following the prior written consent of Parent.

        7.3    Conditions to the Company's Obligations to Effect the Merger.     The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by the Company:

          (a)    Representations and Warranties.    The representations and warranties of Parent and Merger Sub set forth in this Agreement will be true and correct (without giving effect to any materiality or Parent Material Adverse Effect qualifications set forth therein) both when made and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failure to be true and correct (considered collectively) that would not have a Parent Material Adverse Effect.

          (b)    Performance of Obligations of Parent and Merger Sub.    Parent and Merger Sub will have performed and complied in all material respects with all covenants and obligations of this Agreement required to be performed and complied with by Parent and Merger Sub at or prior to the Closing.

          (c)    Officer's Certificate.    The Company will have received a certificate of Parent and Merger Sub, validly executed for and on behalf of Parent and Merger Sub and in their respective names by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER

        8.1    Termination.     This Agreement may be validly terminated at any time prior to the Effective Time, whether before or after the receipt of the Requisite Stockholder Approval (except as otherwise provided in this Agreement), only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

          (a)   by mutual written agreement of Parent and the Company;

          (b)   by either Parent or the Company if (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger will be in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable; or (ii) any Law is enacted, entered, enforced or deemed applicable to the Merger that prohibits, makes illegal or enjoins the consummation of the Merger, except that the right to terminate this Agreement pursuant to this Section 8.1(b) will not be available to any Party that has failed to use its reasonable best efforts to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statue, rule, regulation or order;

          (c)   by either Parent or the Company if the Effective Time has not occurred by 11:59 p.m., Eastern time, on February 26, 2017 (such time and date, as it may be extended pursuant to this Section 8.1(c), the "Termination Date"), it being understood that (i) the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (A) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Merger set forth in Article VII prior to the Termination Date; or (B) the failure of the Effective Time to have occurred prior to the Termination Date; and (ii) in the event the Marketing Period has commenced but has not completed as of the time of the Termination Date, the Termination Date may be extended (or further extended) by Parent in its sole discretion by providing written notice thereof to the Company at least one Business Day prior to the Termination Date until four Business Days after the then-scheduled expiration date of the Marketing Period;

          (d)   by either Parent or the Company if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting at which a vote is taken on the adoption of this Agreement, except that the right to terminate this Agreement pursuant to this Section 8.1(d) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting;

          (e)   by Parent if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.1 or Section 7.2, except that if such breach is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement prior to the delivery by Parent to the Company of written notice of such breach, delivered at least 45 days prior to such termination, stating Parent's intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if such breach has been cured prior to termination;

          (f)    by Parent if at any time the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

          (g)   by the Company if Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.1 or Section 7.3, except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement prior to the delivery by the Company to Parent of written notice of such breach, delivered at least 45 days prior to such termination, stating the Company's intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if such breach has been cured prior to termination;

          (h)   by the Company (at any time prior to receiving the Requisite Stockholder Approval) if (i) the Company has received a Superior Proposal; (ii) the Company Board (or a committee thereof) has authorized the Company to enter into an Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by that Superior Proposal; (iii) the Company pays, or causes to be paid, to Parent or its designee the Company Termination Fee pursuant to Section 8.3(b)(iii); and (iv) the Company has complied with Section 5.3 with respect to such Superior Proposal (other than inconsequential breaches); or

          (i)    by the Company if (i) the Marketing Period has ended and all of the conditions set forth in Section 7.1 and Section 7.2 have been and continue to be satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing); (ii) Parent and Merger Sub fail to consummate the Merger on the date required pursuant to Section 2.3; (iii) the Company has irrevocably notified Parent in writing that (A) it is ready, willing and able to consummate the Closing; and (B) all conditions set forth in Section 7.3 have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or that it is willing to waive any unsatisfied conditions set forth in Section 7.3; and (iv) Parent and Merger Sub fail to consummate the Merger by the third Business Day after the delivery of the notice described in clause (iii).

        8.2    Manner and Notice of Termination; Effect of Termination.

          (a)    Manner of Termination.    The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination pursuant to such provision.

          (b)    Effect of Termination.    Any valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the mutual written agreement of Parent and the Company or the delivery of written notice by the terminating Party to the other Parties. Following the valid termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability or obligation of any Party (or any direct or indirect equity holder, controlling person, partner, member, manager, stockholder, director, officer, employee, Affiliate, agent or other representative of such Party or such Party's Affiliates or its or any of the foregoing's successors or assigns) except, and subject in all respects to this Section 8.2, Section 8.3, Section 9.8 and Section 9.14 (in each case, including the limitations set forth herein or therein), that the last sentence of Section 6.2(a), Section 6.6(f), Section 6.6(g), Section 6.14, this Section 8.2, Section 8.3, Section 8.4, Section 8.5 and Article IX will each survive the termination of this Agreement, in each case, in accordance with their respective terms and conditions. Notwithstanding the previous sentence, nothing in this Agreement will relieve (i) the Company from any liability for any willful breach of this Agreement; and (ii) the Company or (subject in all respects to this Section 8.2, Section 8.3, Section 9.8 and Section 9.14 (in each case, including the limitations set forth herein or therein)) Parent or Merger Sub from any liability for its fraud prior to the valid termination of this Agreement (in each of cases (i) and (ii), which the Parties acknowledge and agree will not be limited to reimbursement of expenses or out-of-pocket costs (including, for the avoidance of doubt, the payment of the Parent Expenses), and in the case of any damages sought by the non-breaching Party, including any willful breach, such damages will include the benefit of the bargain lost by the non-breaching Party, taking into consideration relevant matters, including opportunity costs and the time value of money). Notwithstanding anything in this Agreement to the contrary, in no event will the Parent Related Parties, collectively, have any liability for monetary damages (including damages for fraud or breach, whether willful, intentional, unintentional or otherwise or monetary damages in lieu of specific performance) in the aggregate in excess of the Maximum Liability Amount and subject in all respects to the limitations set forth in Section 8.3(g). No valid termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, the Guarantee or the Financing Letters, which rights, obligations and agreements will survive the valid termination of this Agreement in accordance with their respective terms.

        8.3    Fees and Expenses.

          (a)    General.    Except as otherwise expressly set forth in this Agreement, all fees and expenses incurred in connection with this Agreement and the Merger will be paid by the Party incurring such fees and expenses whether or not the Merger is consummated. Expenses incurred in connection with the printing, filing and mailing of the Proxy Statement will be shared equally by Parent and the Company. For the avoidance of doubt, Parent or the Surviving Corporation will be responsible for all fees and expenses of the Payment Agent. If the Merger is consummated, Parent will pay or cause to be paid all (i) transfer, stamp and documentary Taxes or fees; and (ii) sales, use, gains, real property transfer and other similar Taxes or fees, in each case arising out of or in connection with entering into this Agreement and the consummation of the Merger.

          (b)    Company Payments.

            (i)    Future Transactions.    If (A) this Agreement is validly terminated pursuant to Section 8.1(d) or Section 8.1(e); (B) following the execution and delivery of this Agreement and prior to the termination of this Agreement pursuant to Section 8.1(d) or Section 8.1(e), an Acquisition Proposal has been publicly announced or publicly disclosed or, in the case of a termination pursuant to Section 8.1(e) only, otherwise communicated to the Company; and (C) within one year of the termination of this Agreement pursuant to Section 8.1(d) or Section 8.1(e), as applicable, either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for the consummation of an Acquisition Transaction, then the Company will, concurrently with the earlier of the consummation of such Acquisition Transaction and such entry into a definitive agreement, pay or cause to be paid to Parent or its designee an amount equal to $112,000,000 (the "Company Termination Fee") by wire transfer of immediately available funds to an account or accounts designated in writing by Parent. For purposes of this Section 8.3(b)(i), all references to "15%" in the definition of "Acquisition Transaction" will be deemed to be references to "50%."

            (ii)    Company Board Recommendation Change.    If this Agreement is validly terminated pursuant to Section 8.1(f), then the Company must promptly (and in any event within two Business Days) following such termination pay or cause to be paid to Parent or its designee the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.

            (iii)    Superior Proposal.    If this Agreement is validly terminated pursuant to Section 8.1(h), then the Company must concurrently with such termination pay or cause to be paid to Parent or its designee the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.

            (iv)    Company Breach.    If this Agreement is validly terminated pursuant to Section 8.1(e), then the Company must concurrently with such termination pay or cause to be paid to Parent or its designee an amount equal to that required to reimburse Parent, Merger Sub and their respective Affiliates for all fees and expenses (up to a maximum amount of $5,500,000) incurred in connection with this Agreement and the transactions contemplated hereby (the "Parent Expenses") by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.

          (c)    Parent Payment.    If this Agreement is validly terminated pursuant to Section 8.1(g) (and such material breach or material failure to perform by Parent is or would be the primary cause of the failure of a condition set forth in Section 7.1 or Section 7.3) or Section 8.1(i), then Parent must promptly (and in any event within two Business Days) following such termination pay or cause to be paid to the Company or its designee an amount equal to $253,000,000 (the "Parent Termination Fee") by wire transfer of immediately available funds to an account or accounts designated in writing by the Company.

          (d)    Single Payment Only; Liquidated Damages.    The Parties acknowledge and agree that in no event will the Company or Parent be required to pay the Company Termination Fee or the Parent Termination Fee, as applicable, on more than one occasion, whether or not the Company Termination Fee or the Parent Termination Fee, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. The Parties acknowledge and agree that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement; (ii) the damages resulting from the termination of this Agreement under circumstances where the Company Termination Fee or the Parent Termination Fee is payable are uncertain and incapable of accurate calculation; and (iii) without these agreements, the Parties would not enter into this Agreement. Therefore, the Company Termination Fee (as well as the Parent Expenses) or the Parent Termination Fee, as applicable, if, as and when required to be paid pursuant to this Section 8.3 will not constitute a penalty but rather liquidated damages in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger.

          (e)    Payments; Default.    The Parties acknowledge that the agreements contained in this Section 8.3 are an integral part of the Merger and that, without these agreements, the Parties would not enter into this Agreement. Accordingly, if the Company fails to promptly pay any amount due pursuant to Section 8.3(b) or Parent fails to promptly pay any amounts due pursuant to Section 8.3(c) and, in order to obtain such payment, Parent, on the one hand, or the Company, on the other hand, commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 8.3(b) or any portion thereof or a judgment against Parent for the amount set forth in Section 8.3(c) or any portion thereof, as applicable, then the non-paying party will pay or cause to be paid to the other party the reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys' fees) of the other party in connection with such Legal Proceeding, together with interest on such amount or portion thereof at an annual rate equal to the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law.

          (f)    Sole and Exclusive Remedy.

            (i)    Company.    The Company's receipt of the Parent Termination Fee to the extent owed pursuant to Section 8.3(c) (including, without duplication, the Company's right to enforce the Guarantee with respect thereto and receive the Parent Termination Fee from the Guarantors), the Reimbursement Obligations and the Company's right to specific performance pursuant to Section 9.8 will be the sole and exclusive remedies of the Company against (A) Parent, Merger Sub, the Guarantors or any Co-Investor; and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Financing Sources, Affiliates (other than Parent, Merger Sub or the Guarantors), members, managers, general or limited partners, stockholders and assignees of each of Parent, Merger Sub, the Guarantors and any Co-Investors (the Persons in clauses (A) and (B) collectively, the "Parent Related Parties") in respect of this Agreement, the Financing Letters, the Guarantee and the transactions contemplated hereby and thereby, and upon payment of such amounts, none of the Parent Related Parties will have any further monetary liability or obligation to the Company relating to or arising out of this Agreement, the Financing Letters, the Guarantee or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates), as applicable, will remain obligated with respect to, and the Parties, as applicable, may be entitled to remedies with respect to, the Confidentiality Agreement, the Reimbursement Obligations, the last sentence of Section 6.2(a), Section 8.2, Section 8.3(a) and Section 8.3(e), and the Guarantors will remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to the Guarantee (in each case subject to the terms and conditions of the Guarantee)).

            (ii)    Parent.    Parent's receipt of the Company Termination Fee and the Parent Expenses to the extent owed pursuant to Section 8.3(b) and Parent's right to specific performance pursuant to Section 9.8 will be the sole and exclusive remedies of Parent and Merger Sub and each of their respective Affiliates against (A) the Company, its Subsidiaries and each of their respective Affiliates; and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates (the Persons in clauses (A) and (B) collectively, the "Company Related Parties") in respect of this Agreement and the Merger, and upon payment of such amount, none of the Company Related Parties will have any further monetary liability or obligation to Parent or Merger Sub relating to or arising out of this Agreement or the Merger (except that the Parties (or their Affiliates), as applicable, will remain obligated with respect to, and the Parties, as applicable, may be entitled to remedies with respect to, the Confidentiality Agreement, the last sentence of Section 6.2(a), Section 8.2, Section 8.3(a), Section 8.3(b)(iv) and Section 8.3(e), as applicable). Notwithstanding the foregoing, this Section 8.3(f)(ii), and the payment of the Company Termination Fee or Parent Expenses, will not relieve the Company from liability for any willful breach of this Agreement.

          (g)   Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, but subject to Section 9.8(b), the maximum aggregate liability, whether in equity or at Law, in Contract, in tort or otherwise, together with any payment of the Parent Termination Fee and any other payment in connection with any Transaction Document or otherwise, of the Parent Related Parties collectively (including monetary damages for fraud or breach, whether willful, intentional, unintentional or otherwise, or monetary damages in lieu of specific performance) (A) under this Agreement or any other Transaction Document; (B) in connection with the failure of the Merger (including the Financing) or the other transactions contemplated hereunder or under the Transaction Documents to be consummated; or (C) in respect of any representation or warranty made or alleged to have been made in connection with this Agreement or any other Transaction Document, will not exceed under any circumstances an amount equal to (i) the Parent Termination Fee, if any, due and owing to the Company pursuant to Section 8.3(c), plus (ii) the amounts, if any, due and owing under Section 8.3(e), if any, plus (iii) the amounts, if any, due and owing to the Company pursuant to the Reimbursement Obligations (collectively, the "Maximum Liability Amount"); provided, that (A) in no event shall the aggregate amount of Parent's obligations described in clause (i) of this Section 8.3(g), together with the aggregate amount of Parent's and Merger Sub's obligations described in clause (ii) of the third sentence of Section 8.2(b), exceed the amount of the Parent Termination Fee, and (B) in no event shall the aggregate amount of Parent's and Merger Sub's obligations described in clause (ii) of this Section 8.3(g) exceed $750,000, and in no event will the Company, its Affiliates or any of the foregoing's respective Representatives seek, directly or indirectly, to recover against the Parent Related Parties, or compel payment by the Parent Related Parties of, any damages or other payments whatsoever (including multiple, consequential, indirect, special, statutory, exemplary or punitive damages) in excess of the Parent Termination Fee or any of the foregoing limitations in this Section 8.3(g) (as applicable).

          (h)    Acknowledgement Regarding Specific Performance.    Notwithstanding anything to the contrary in Section 8.3(e), it is agreed that Parent, Merger Sub and the Company will be entitled to an injunction, specific performance or other equitable relief as provided in Section 9.8(b), except that, although the Company, in its sole discretion, may determine its choice of remedies under this Agreement, including by pursuing specific performance in accordance with, but subject to the limitations of, Section 9.8(b), under no circumstances will the Company, directly or indirectly, be permitted or entitled to receive both specific performance of the type contemplated by Section 9.8(b) or any monetary damages or other payments (including payment of the Parent Termination Fee).

        8.4    Amendment.     Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company (pursuant to authorized action by the Company Board (or a committee thereof)), except that if the Company has received the Requisite Stockholder Approval, then no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the DGCL without receiving such approval. Notwithstanding anything to the contrary in this Agreement, the provisions relating to the Financing Sources set forth in Section 6.6(a), Section 8.2, Section 8.3, Section 9.3, Section 9.6, Section 9.10(b), Section 9.11, Section 9.14 and this Section 8.4 (and the defined terms used therein) may not be amended, modified or altered without the prior written consent of the Financing Sources.

        8.5    Extension; Waiver.     At any time and from time to time prior to the Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth in this Agreement, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party in this Agreement; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained in this Agreement. Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

ARTICLE IX
GENERAL PROVISIONS

        9.1    Survival of Representations, Warranties and Covenants.     The representations, warranties and covenants of the Company, Parent and Merger Sub contained in this Agreement will terminate at the Effective Time, except that any covenants that by their terms survive the Effective Time will survive the Effective Time in accordance with their respective terms.

        9.2    Notices.     All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by hand or by fax (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below:

    (a)
    if to Parent, Merger Sub or the Surviving Corporation to:

      Inception Parent, Inc.
      c/o Apollo Global Management
      9 West 57th Street, 43rd Floor
      New York, NY 10019
      Attn:     David Sambur, Partner
                    John Suydam, Chief Legal Officer
      Fax:       (646) 417-6429

      with a copy (which will not constitute notice) to:

      Paul, Weiss, Rifkind, Wharton & Garrison LLP
      1285 Avenue of the Americas
      New York, NY 10019
      Attn:     Taurie M. Zeitzer
                    Ross A. Fieldston
      Fax:       (212) 492-0353
                    (212) 492-0075

    (b)
    if to the Company (prior to the Effective Time) to:

      Rackspace Hosting, Inc.
      1 Fanatical Place
      City of Windcrest
      San Antonio, TX 78218
      Attn:     General Counsel
      Fax:       (210) 312-4848

      with a copy (which will not constitute notice) to:

      Wilson Sonsini Goodrich & Rosati
      Professional Corporation
      650 Page Mill Road
      Palo Alto, CA 94304-1050
      Attn:     Martin W. Korman
                    Bradley L. Finkelstein
                    Douglas K. Schnell
      Fax:       (650) 493-6811

Any notice received at the addressee's location on any Business Day after 5:00 p.m., addressee's local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee's local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or fax number through a notice given in accordance with this Section 9.2, except that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.2 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice; or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2. Rejection or other refusal to accept, or the inability to deliver because of changed address of which no notice is given, will be deemed to be receipt of the notice as of the date of rejection, refusal or inability to deliver.

        9.3    Assignment.     No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties, except that Parent and Merger Sub will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement (a) in connection with a merger or consolidation involving Parent or Merger Sub or other disposition of all or substantially all of the assets of Parent, Merger Sub or the Surviving Corporation; (b) to any of their respective Affiliates; or (c) to any Financing Source pursuant to the terms of the Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Financing and, after the Closing Date, any such Financing Source may exercise all of the rights and remedies of Parent (or its Affiliate, as applicable) hereunder in connection with the enforcement of any security or exercise of any remedies to the extent permitted under the Financing Letters. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder.

        9.4    Confidentiality.     Parent, Merger Sub and the Company hereby acknowledge that Apollo Management VIII, L.P. and the Company have previously executed the Confidentiality Agreement, which will continue in full force and effect in accordance with its terms. Each of Parent, Merger Sub and their respective Representatives will hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to Parent, Merger Sub or their respective Representatives in connection with the Merger in accordance with the Confidentiality Agreement. By executing this Agreement, each of Parent and Merger Sub agree to be bound by, and to cause their Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were parties thereto.

        9.5    Entire Agreement.     This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein, including the Confidentiality Agreement, the Company Disclosure Letter, the Voting Agreement, the Guarantee and the Financing Letters, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the (i) Effective Time and (ii) date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto.

        9.6    Third Party Beneficiaries.     Except as set forth in Section 6.10 and this Section 9.6, the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies hereunder, except (a) as set forth in or contemplated by Section 6.10 and this Section 9.6; and (b) from and after the Effective Time, the rights of the holders of shares of Company Common

Stock, Company Stock-Based Awards and Company Options to receive the merger consideration set forth in Article II. Notwithstanding the foregoing, the provisions of (i) Section 8.2, Section 8.3, Section 9.8, Section 9.11, Section 9.14 and this Section 9.6, and the definitions of Maximum Liability Amount, Parent Related Party and Related Party will inure to the benefit of the Parent Related Parties, each of whom are intended to be third party beneficiaries thereof; and Section 6.6(a), Section 8.2, Section 8.3, Section 8.4, Section 9.10(b), Section 9.11, Section 9.14 and this Section 9.6 will inure to the benefit of the Financing Sources and their successors and assigns, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that Section 6.6(a), Section 8.2, Section 8.4, Section 9.3, Section 9.10(b), Section 9.11, Section 9.14 and this Section 9.6 will be enforceable by the Financing Sources and their respective successors and assigns).

        9.7    Severability.     In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

        9.8    Remedies.

          (a)    Remedies Cumulative.    Except as otherwise provided in this Agreement, and for the avoidance of doubt, subject in all respects to this Section 9.8, Section 8.2, Section 8.3 and Section 9.14 (and, in each case, the limitations set forth herein or therein), any and all remedies expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement or by applicable Law on such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Notwithstanding anything to the contrary in any Transaction Document or otherwise, for the avoidance of doubt, although the Company may, subject in all respects to this Section 9.8, Section 8.2, Section 8.3 and Section 9.14 (and, in each case, the limitations set forth herein or therein), pursue both (i) a grant of specific performance, subject in all respects to this Section 9.8, and (ii) payment of monetary damages pursuant to clause (ii) of Section 8.2(b) or the Parent Termination Fee, if, as and when required pursuant to Section 8.3(c), under no circumstances will the Company, directly or indirectly, be permitted or entitled to receive (1) both a grant of specific performance or other equitable relief to cause the Equity Financing to be funded (whether under this Agreement or the Equity Commitment Letter) and the occurrence of the Closing, on the one hand, and (x) payment of any monetary damages (including any monetary damages in lieu of specific performance) whatsoever or (y) payment of any of the Parent Termination Fee and the amounts, if any, as and when due, pursuant to Section 8.3(f)(i) or the Reimbursement Obligations, on the other hand; or (2) both payment of any monetary damages (including any monetary damages in lieu of specific performance) whatsoever, on the one hand, and payment of any of the Parent Termination Fee and the amounts, if any, as and when due, pursuant to Section 8.3(f)(i) or the Reimbursement Obligations, on the other hand.

          (b)    Specific Performance.

            (i)    Irreparable Damage.    The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it by this Agreement in order to consummate the Merger) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that, subject in all respects to Section 9.8(b)(ii), (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions of this Agreement; and (B) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor Parent would have entered into this Agreement.

            (ii)    Specific Performance in Respect of Financing.    Notwithstanding anything to the contrary in this Agreement or any other Transaction Document or otherwise to the contrary, and subject in all respects to this Section 9.8(b)(ii), it is acknowledged and agreed that Parent has an obligation hereunder to cause the Equity Financing to be funded, including by exercising its rights under the Equity Commitment Letter, and such obligation of Parent, and the right of the Company to specific performance in connection with enforcing such obligation of Parent (whether under this Agreement or the Equity Commitment Letter) and the obligation of Parent to consummate the Merger, will be subject to the requirements that (A) all of the conditions set forth in Section 7.1 and Section 7.2 have been and continue to be satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing); (B) the Debt Financing has been funded or will be funded in full at the Closing if the Equity Financing is funded at the Closing; (C) Parent and Merger Sub fail to consummate the Merger on the date required pursuant to Section 2.3; and (D) the Company has irrevocably confirmed in a written notice to Parent that if specific performance is granted and the Equity Financing and Debt Financing are funded, then it would take such actions that are required of it by this Agreement to cause the Closing to occur, and Parent and Merger Sub fail to complete the Closing within two Business Days after delivery of the Company's irrevocable written confirmation. In no event will the Company be entitled to enforce or seek to enforce specifically Parent's obligation to cause the Equity Financing to be funded or to complete the Merger if the Debt Financing has not been funded in full (or will not be funded in full at the Closing if the Equity Financing is funded at the Closing). In addition, it is acknowledged and agreed that the Company will be entitled to specific performance to cause Parent and Merger Sub to comply with their obligations under Section 6.5(b) to enforce their respective rights under the Debt Commitment Letters to cause the Financing Sources to fund the Debt Financing pursuant to the Debt Commitment Letters if (1) all of the conditions set forth in Section 7.1 and Section 7.2 have been and continue to be satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing); (2) Parent and Merger Sub fail to consummate the Merger on the date required pursuant to Section 2.3; and (3) all of the conditions to the consummation of the Debt Financing provided by the Debt Commitment Letters have been satisfied (other the receipt of the Equity Financing and the satisfaction of those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing).

            (iii)    No Objections.    The Parties agree not to raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and Merger Sub, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Parties pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case in compliance with this Agreement, will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

        9.9    Governing Law.     This Agreement is governed by and construed in accordance with the Laws of the State of Delaware.

        9.10    Consent to Jurisdiction.

          (a)    General Jurisdiction.    Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Merger and the Guarantee, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, but nothing in this Section 9.10 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of this Agreement, the Guarantee or the Merger; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement, the Guarantee or the Merger will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement, the Guarantee or the Merger in any court other than the Chosen Courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

          (b)    Jurisdiction for Financing Sources.    Notwithstanding anything in this Agreement to the contrary, each of the Parties acknowledges and irrevocably agrees (i) that any Legal Proceeding, whether at law or in equity, whether in contract or in tort or otherwise, involving the Financing Sources arising out of, or relating to, the Merger, the Debt Financing, the Debt Commitment Letters, or the performance of services thereunder or related will be subject to the exclusive jurisdiction of any state or federal court sitting in the State of New York in the borough of Manhattan and any appellate court thereof, and each Party hereto submits for itself and its property with respect to any such Legal Proceeding to the exclusive jurisdiction of such court; (ii) not to bring or permit any of their Affiliates to bring or support anyone else in bringing any such Legal Proceeding in any other court; (iii) that service of process, summons, notice or document by registered mail addressed to them at their respective addresses provided in the Debt Commitment Letters will be effective service of process against them for any such Legal Proceeding brought in any such court; (iv) to waive and hereby waive, to the fullest extent permitted by applicable Law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Legal Proceeding in any such court; and (v) any such Legal Proceeding will be governed and construed in accordance with the Laws of the State of New York.

        9.11    WAIVER OF JURY TRIAL.     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER, THE GUARANTEE, THE FINANCING LETTERS OR THE FINANCING (INCLUDING ANY SUCH LEGAL PROCEEDING INVOLVING OR AGAINST THE

FINANCING SOURCES). EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

        9.12    Counterparts.     This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an "Electronic Delivery"), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

        9.13    No Limitation.     It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, (a) the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative; (b) each representation, warranty, covenant and closing condition in this Agreement will be given full, separate and independent effect; and (c) nothing set forth in any provision in this Agreement will (except to the extent expressly stated) in any way be deemed to limit the scope, applicability or effect of any other provision of this Agreement.

        9.14    Non-recourse.     Each Party agrees, on behalf of itself and its Related Parties, that all Legal Proceedings (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to: (a) this Agreement, any of the other Transaction Documents or the Merger (including the Financing) or any other transactions contemplated hereunder or thereunder; (b) the negotiation, execution or performance this Agreement or any of the other Transaction Documents (including any representation or warranty made in connection with, or as an inducement to, this Agreement or any of the other Transaction Documents); (c) any breach or violation of this Agreement or any of the other Transaction Documents; and (d) any failure of the Merger (including the Financing) or any other transactions contemplated hereunder or thereunder to be consummated, in each case, may be made only against (and are those solely of) the Persons that are, in the case of this Agreement, expressly identified as parties to this Agreement, and in the case of the other Transaction Documents, Persons expressly identified as parties to such Transaction Documents and in accordance with, and subject to the terms and conditions of, this Agreement or such Transaction Documents, as applicable. Notwithstanding anything in this Agreement or any of the other Transaction Documents to the contrary, each Party agrees, on behalf of itself and its Related Parties, that no recourse under this Agreement or any of the other Transaction Documents or in connection with the Merger (including the Financing) or any other transactions contemplated hereunder or under any other Transaction Document will be sought or had against any other Person, including any Related Party, and no other Person, including any Related Party, will have any liabilities or obligations (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise), for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the items in the immediately preceding clauses (a) through (d), it being expressly agreed and acknowledged that no personal liability or losses whatsoever will attach to, be imposed on or otherwise be incurred by any of the aforementioned, as such, arising under, out of, in connection with or related in any manner to the items in the immediately preceding clauses (a) through (d), in each case, except for claims that the Company, Parent or Merger Sub, as applicable, may assert (subject, with respect to the following clauses (ii) and (iii), in all respects to the limitations set forth in Section 8.2(b), Section 8.3(f), Section 8.3(g), Section 8.3(h), Section 9.8(b) and this Section 9.14): (i) against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement; (ii) against each Guarantor under, if, as and when required pursuant to the terms and conditions of the Guarantee; (iii) against the equity providers for specific performance of their obligation to fund their committed portions of the Equity Financing solely in accordance with, and pursuant to the terms and conditions of, Section 6 of the Equity Commitment Letter; or (iv) against the Company, Parent and Merger Sub solely in accordance with, and pursuant to the terms and conditions of, this Agreement. Notwithstanding anything to the contrary in this Agreement or any of the other Transaction Documents, no Parent Related Party will be responsible or liable for any multiple, consequential, indirect, special, statutory, exemplary or punitive damages that may be alleged as a result of this Agreement or any of the other Transaction Documents or the Merger (including the Financing), or the termination or abandonment of any of the foregoing.

[Signature page follows.]

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

INCEPTION PARENT, INC.
By:	/s/ LAURIE D. MEDLEY
	Name:	Laurie D. Medley
	Title:	Vice President
INCEPTION MERGER SUB, INC.
By:	/s/ LAURIE D. MEDLEY
	Name:	Laurie D. Medley
	Title:	Vice President
RACKSPACE HOSTING, INC.
By:	/s/ WILLIAM TAYLOR RHODES
	Name:	William Taylor Rhodes
	Title:	President and CEO

Annex B

[Letterhead of Goldman, Sachs & Co.]

PERSONAL AND CONFIDENTIAL

August 26, 2016

Board of Directors
Rackspace Hosting, Inc.
1 Fanatical Place
City of Windcrest
San Antonio, TX 78218

Ladies and Gentlemen:

        You have requested our opinion as to the fairness from a financial point of view to the holders (other than Inception Parent, Inc. ("Parent") and its affiliates) of the outstanding shares of common stock, par value $0.001 per share (the "Shares"), of Rackspace Hosting, Inc. (the "Company") of the $32.00 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of August 26, 2016 (the "Agreement"), by and among Parent, Inception Merger Sub, Inc., a wholly owned subsidiary of Parent ("Merger Sub"), and the Company.

        Goldman, Sachs & Co. and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman, Sachs & Co. and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, or any of their respective affiliates and third parties, including Apollo Global Management, LLC ("Apollo"), an affiliate of Parent, and any of its affiliates and portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the "Transaction"). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as book runner with respect to the issuance of its 6.500% Senior Notes due 2024 (aggregate principal amount $500 million) in November 2015. We also have provided certain financial advisory and/or underwriting services to Apollo and/or its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Athlon Energy, a portfolio company of funds affiliated with Apollo, in connection with its sale in November 2014; as co-manager with respect to the offering by Protection One, Inc. and ASG Security, portfolio companies of funds affiliated with Apollo, of first and second lien term loan facilities (aggregate principal amount $1.355 billion) in May 2015; as financial advisor to Apollo in connection with the sale of Great Wolf Resorts, a portfolio company of funds affiliated with Apollo, in May 2015; as joint bookrunner with respect to the issuance by EP Energy LLC, a portfolio company of funds affiliated with Apollo, of its 6.375% senior unsecured notes due 2023 (aggregate principal amount $800 million) in July 2015; as financial advisor to Gala Coral Group Limited, a portfolio company of funds affiliated with Apollo, in connection with its pending merger announced in July 2015; and as joint bookrunner with respect to the issuance by Norwegian Cruise Line Holdings Limited, a portfolio company of funds affiliated with Apollo, of its 4.625% senior unsecured notes due 2020 (aggregate principal amount $600 million) in November 2015. We may also in the future provide financial advisory and/or underwriting services to the Company, Parent and their respective affiliates and Apollo and its affiliates and portfolio companies, for which our Investment Banking Division may receive compensation. Affiliates of Goldman, Sachs & Co. also may have co-invested with Apollo and its affiliates from time to time and may have invested in limited partnership units of affiliates of Apollo from time to time and may do so in the future.

        In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2015; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the "Forecasts"). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the data center industry, technology infrastructure industry, and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

        For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative, or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory, or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

        Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax, or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Shares, as of the date hereof, of the $32.00 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $32.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company, Parent or Merger Sub or the ability of the Company, Parent or Merger Sub to pay their

B-2

respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman, Sachs & Co.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $32.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,
/s/ Goldman, Sachs & Co. (GOLDMAN, SACHS & CO.)

B-3

Annex C

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§262. Appraisal rights.

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

          (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

          (d)   Appraisal rights shall be perfected as follows:

            (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

            (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex D

VOTING AGREEMENT

        This VOTING AGREEMENT (this "Agreement"), dated as of August 26, 2016, is entered into by and among Graham M. Weston, an individual ("Weston"), Knightsbridge L.C., a Texas limited liability company ("Knightsbridge"), Trout Capital, Ltd., a Texas limited partnership ("Trout"), Wittington America, Ltd., a Texas limited partnership ("Wittington"), Trout 2003, Ltd., a Texas limited partnership ("Trout 2003"), Overlord Capital, Inc., a Texas corporation ("Overlord"), and The Ruby Trust USA, a Texas trust ("Ruby", and together with Weston, Knightsbridge, Trout, Wittington, Trout 2003 and Overlord, collectively the "Principal Stockholders," and each, a "Principal Stockholder"), Inception Parent, Inc., a Delaware corporation ("Parent"), and Inception Merger Sub, Inc., a Delaware corporation and Subsidiary of Parent ("Merger Sub"). The Principal Stockholders, Parent and Merger Sub are sometimes referred to individually as a "Party" and collectively as the "Parties."

RECITALS

        A.    Each Principal Stockholder is a stockholder of Rackspace Hosting, Inc., a Delaware corporation (the "Company"). Weston is the sole owner of Knightsbridge and Overlord. Weston is the sole beneficiary of Ruby. Knightsbridge is the general partner of Trout and Trout 2003. Overlord is the general partner of Wittington.

        B.    Concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or otherwise modified in accordance with its terms after the date hereof, the "Merger Agreement"), providing, among other things, for the merger of Merger Sub with and into the Company (the "Merger"), with the Company to survive the Merger as a wholly owned Subsidiary of Parent, upon the terms and subject to the conditions set forth in the Merger Agreement.

        C.    As of the date hereof, the Existing Shares (as defined herein) set forth opposite each Principal Stockholder's name on Schedule 1(a) attached hereto are beneficially owned by such Principal Stockholder.

        D.    As a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Principal Stockholders have agreed to enter into this Agreement.

        E.    Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, and intending to be legally bound hereby, the Parties agree as follows:

        1.     Voting.    During the Term of this Agreement, at any meeting of the stockholders of the Company (the "Stockholders"), however called, or in connection with any written consent of the Stockholders, each Principal Stockholder shall (i) vote or cause its Covered Shares to be voted in accordance with such procedures related thereto so as to ensure that it is duly counted for purposes of determining whether a quorum is present, (ii) vote or cause its Covered Shares to be voted (A) for approval of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger, (B) in favor of any proposal to adjourn or postpone such meeting of the Stockholders to a later date if there are not sufficient votes to adopt the Merger Agreement and (C) against: (1) any action or proposal in favor of an Acquisition Proposal (without regard to the terms of such Acquisition Proposal), (2) any action, proposal, transaction or agreement that would (i) reasonably be expected to result in a material breach of or failure to perform any representation, warranty, covenant or agreement of the Company under the Merger Agreement or (ii) prevent or materially delay, or would reasonably be expected to prevent or materially delay, the consummation of the transactions contemplated by the Merger Agreement, including the Merger, or (3) except as expressly contemplated by the Merger Agreement, any change in any manner to the voting rights of any Stockholders (clauses (A) through (C), the "Required Votes"). No Principal Stockholder shall take or agree to take any action which it has agreed not to take in this Section 1.

        2.     No Transfers or Solicitation.

        (a)   Restrictions on Transfers.    Absent the prior written consent of Parent and except as set forth in Schedule 2(a) attached hereto, each Principal Stockholder hereby agrees that, from the date hereof until the earlier of (i) the end of the Term of this Agreement and (ii) the date on which the Requisite Stockholder Approval is obtained, it shall not, (A) Transfer, or enter into any contract, option or other arrangement or understanding providing for the Transfer of any of such Principal Stockholder's Covered Shares other than (1) any Transfer to a Permitted Transferee, but only if, in each case, prior to the effectiveness of such Transfer, such Permitted Transferee agrees in writing to be bound by the applicable terms hereof and notice of such Transfer is delivered to Parent pursuant to Section 8(a) or (2) a Transfer pursuant to any trust or will of such Principal Stockholder or by the Laws of intestate succession, (B) deposit any Covered Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or (C) agree (whether or not in writing) to take any of the actions prohibited by the foregoing clause (A) or (B).

        (b)   No Solicitation, Discussion or Negotiation.    During the Term of this Agreement, each Principal Stockholder shall not and shall cause each of its controlled Affiliates not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including by way of furnishing any non-public information) or knowingly take any other action designed to facilitate, any inquiries regarding, or the making or submission of any proposal, indication of interest or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations that could reasonably be expected to lead to, or furnish to any other person any information in connection with or for the purposes of encouraging or facilitating, an Acquisition Proposal, or (iii) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, memorandum of understanding, merger agreement or other agreement, arrangement, agreement-in-principle, commitment or understanding (whether written or oral, binding or nonbinding) relating to an Acquisition Proposal; provided, however that, notwithstanding the foregoing, each Principal Stockholder or Affiliate may participate in discussions or negotiations with any Person regarding an Acquisition Proposal if, at such time, the Company is permitted to engage in discussions or negotiations with such Person regarding an Acquisition Proposal pursuant to the Merger Agreement.

        3.     No Agreement as Director or Officer.    Weston makes no agreement or understanding in this Agreement in Weston's capacity as a director or officer of the Company or any of its subsidiaries (if Weston holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Weston in his capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (b) will be construed to prohibit, limit or restrict Weston from exercising his fiduciary duties as an officer or director to the Company or its stockholders.

        4.     Additional Agreements.

        (a)   Certain Events.    In the event of any dividend, subdivision, reclassification, recapitalization, split, split-up, distribution, combination, exchange of shares or similar transaction or other change in the capital structure of the Company affecting the Covered Shares or the acquisition of Additional Owned Shares (as defined in Section 8(l)) by a Principal Stockholder, (i) the type and number of Covered Shares shall be adjusted appropriately to reflect the effect of such occurrence and (ii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares issued to or acquired by a Principal Stockholder.

        (b)   Commencement or Participation in Actions.    Each Principal Stockholder hereby agrees not to commence or join in, and to take all actions necessary to opt out of, any class in any class action with respect to, any Transaction Litigation, including any claim (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement, (ii) alleging a breach of any fiduciary duty of the Company or the Company Board or its members in connection with the Merger Agreement or the transactions contemplated hereby or thereby or (iii) seeking to exercise any statutory rights (including under Section 262 of the General Corporation Law of the State of Delaware) to demand appraisal of any Covered Shares that may arise in connection with the Merger or the Merger Agreement.

        (c)   Appraisal Rights or Rights of Dissent.    Each Principal Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Merger that such Principal Stockholder may have with respect to the Covered Shares.

        (d)   Publication and Disclosure.    Each Principal Stockholder hereby agrees to permit the Company to publish and disclose, including in filings with the SEC and in the press release announcing the transactions contemplated by the Merger Agreement (the "Announcement Release"), this Agreement and such Principal Stockholder's identity and ownership of the Covered Shares and the nature of such Principal Stockholder's commitments, arrangements and understandings under this Agreement, in each case, to the extent the Company reasonably determines that such information is required to be disclosed by applicable Law (or in the case of the Announcement Release, to the extent the information contained therein is consistent with other disclosures being made by the Company or the Principal Stockholders).

        (e)   Consent.    Each Principal Stockholder set forth on Schedule 1(b) hereby agrees to use reasonable best efforts to obtain all necessary consents or approvals required to vote the shares set forth opposite such Principal Stockholder's name on Schedule 1(b) in accordance with Section 1 of this Agreement.

        5.     Representations and Warranties of the Principal Stockholder.    Each Principal Stockholder represents and warrants to Parent and Merger Sub as to itself as follows:

        (a)   Title.    Such Principal Stockholder is the sole beneficial owner of its Existing Shares (as set forth opposite such Principal Stockholder's name on Schedule 1(a) attached hereto). The Existing Shares constitute all of the Company Capital Stock owned of record or beneficially by such Principal Stockholder on the date hereof (except as otherwise described in the footnote to Schedule 1(a)). Such Principal Stockholder has sole voting power with respect to all of its respective Covered Shares, and none of such Principal Stockholder's Covered Shares are subject to any voting trust, proxy, voting restriction, adverse claim or other arrangement with respect to the voting of the Covered Shares, except as contemplated by this Agreement. Except as permitted or required by this Agreement and except as disclosed in Schedule 5(a) attached hereto, the Covered Shares of such Principal Stockholder (and the certificates representing such Covered Shares, if any) are now free and clear of any and all Liens whatsoever on title, or restrictions on transfer (other than under applicable securities Laws and as created by this Agreement).

        (b)   Organization and Qualification.    If such Principal Stockholder is not an individual, such Principal Stockholder is a legal entity duly formed or organized (as applicable), validly existing and in good standing under the Laws of the jurisdiction in which it is formed or organized, as applicable.

        (c)   Authority.    If such Principal Stockholder is an individual, he has full legal capacity, right and authority to execute and deliver this Agreement and to perform his obligations hereunder and consummate the transactions contemplated hereby, and if such Principal Stockholder is not an individual, such Principal Stockholder has all necessary power and authority and has taken all action necessary in order to execute and deliver this Agreement and perform all of such Principal

Stockholder's obligations under this Agreement and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of such Principal Stockholder, or its board of directors or managers, general partner or other entity, governing body or Person, are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

        (d)   Due Execution and Delivery.    This Agreement has been duly executed and delivered by, or on behalf of, such Principal Stockholder and, assuming due authorization, execution and delivery of this Agreement by Parent and Merger Sub constitutes a legal, valid and binding obligation of such Principal Stockholder, enforceable against such Principal Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        (e)   No Conflicts.    Except as set forth in Schedule 5(e) attached hereto, the execution and delivery of this Agreement by such Principal Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Laws or agreements binding upon such Principal Stockholder or such Principal Stockholder's Covered Shares, nor require any authorization, consent or approval of, or filing with, any Governmental Authority, except in each case for filings with the SEC by such Principal Stockholder or as would not impact such Principal Stockholder's ability to perform or comply with its obligations under this Agreement in any material respect.

        6.     Representations and Warranties of Parent and Merger Sub.    Parent and Merger Sub jointly and severally represent and warrant to the Principal Stockholders as follows:

        (a)   Organization and Qualification.    Each of Parent and Merger Sub is corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware.

        (b)   Authority.    Parent and Merger Sub have the requisite power and authority and have taken all action necessary in order to execute and deliver this Agreement, to perform their respective obligations hereunder and to consummate the transactions contemplated hereby, and no other proceedings or actions on the part of Parent or Merger Sub or either of their boards of directors or other Person are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

        (c)   Due Execution and Delivery.    This Agreement has been duly executed and delivered by Parent and Merger Sub, constitutes a legal, valid and binding obligation of Parent and Merger Sub, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        (d)   No Conflicts.    The execution and delivery of this Agreement by Parent and Merger Sub does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Laws or agreements binding upon Parent or Merger Sub, nor require any authorization, consent or approval of, or filing with, any Governmental Authority, except in each case for filings with the SEC by Parent or Merger Sub or as would not impact Parent or Merger Sub's ability to perform or comply with its obligations under this Agreement in any material respect.

        7.     Termination.

        (a)   Term.    The term ("Term") of this Agreement shall commence on the date hereof and shall immediately terminate and expire upon the earliest of, without the need for any further action by any person, (i) the mutual agreement of the Parties, (ii) the consummation of the Merger, (iii) the termination of the Merger Agreement pursuant to and in compliance with the terms therein and (iv) the entry without the prior written consent of Weston into any amendment or modification of the Merger Agreement which results in a decrease in the Merger Consideration.

        (b)   Survival of Certain Provisions.

          (i)    This Section 7 and Section 8 shall survive any termination of this Agreement.

          (ii)   Notwithstanding anything to the contrary herein (including in Section 2(a)), and for the avoidance of doubt, during the period following the Term, the Principal Stockholders may, without the consent of Parent, grant a consent or execute any written consent in or with respect to any or all of the Covered Shares, or otherwise enter into a Contract for the Transfer of Covered Shares, in support of an Alternative Proposal transaction.

        8.     Miscellaneous.

        (a)   Notices.    Any notice required to be given hereunder will be sufficient if in writing, and sent by facsimile transmission (provided that any notice received by facsimile transmission or otherwise at the addressee's location on any Business Day after 5:00 p.m. (addressee's local time) will be deemed to have been received at 9:00 a.m. (addressee's local time) on the next Business Day), by electronic mail (but only if followed by an overnight delivery service (with proof of service) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

    If to Parent or Merger Sub, to:

      Inception Parent, Inc.
      c/o Apollo Global Management
      9 West 57th Street, 43rd Floor
      New York, NY 10019
      Attn: David Sambur, Partner
               John Suydam, Chief Legal Officer
      Fax:  (646) 417-6429
      Email: sambur@apollolp.com
                 jsuydam@apollolp.com

      with a copy (which will not constitute notice but will be required for proper notice to be given) to:

      Paul, Weiss, Rifkind, Wharton & Garrison LLP
      1285 Avenue of the Americas
      New York, NY 10019
      Attn: Taurie M. Zeitzer
               Ross A. Fieldston
      Fax:  (212) 492-0353
               (212) 492-0075
      Email: tzeitzer@paulweiss.com
                 rfieldston@paulweiss.com

    If to a Principal Stockholder:

      c/o Mr. Graham M. Weston
      112 E. Pecan Street, Suite 175
      San Antonio, TX 78205
      Fax:   (210) 224-6970
      Email: gw@trout.co

      with copies (which will not constitute notice but will be required for proper notice to be given) to:

      Dykema Cox Smith
      112 E. Pecan Street, Suite 1800
      San Antonio, TX 78205
      Attn: Will Liebmann
      Fax:    (210) 226-8395
      Email: wliebmann@dykema.com

      Rackspace Hosting, Inc.
      1 Fanatical Place
      San Antonio, TX 78218
      Attn: General Counsel
      Email: William.alberts@rackspace.com

      Wilson Sonsini Goodrich & Rosati, a Professional Corporation
      650 Page Mill Road
      Palo Alto, CA 94304-1050
      Attn: Martin W. Korman
               Bradley L. Finkelstein
               Douglas K. Schnell
      Fax:    (650) 493-6811
      Email: mkorman@wsgr.com
                 bfinkelstein@wsgr.com
                 dschnell@wsgr.com

or to such other address as any Party will specify by written notice so given, and such notice will be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed. Any Party to this Agreement may notify any other Party of any changes to the address or any of the other details specified in this paragraph; provided, however, that such notification will only be effective on the date specified in such notice or two (2) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given will be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver. The failure of any Party to give notice will not relieve any other Party of its obligations under this Agreement except to the extent that such Party is actually prejudiced by such failure to give notice.

        (b)   Interpretation.

          (i)    When a reference is made in this Agreement to Sections or Exhibits, such reference will be to a Section of or Exhibit to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they will be deemed to be followed by the words "without limitation." Unless the context otherwise requires, (i) "or" is disjunctive but not necessarily exclusive, (ii) words in the singular include the plural and vice versa, and (iii) the use in this Agreement of a pronoun in reference to a Party hereto includes the masculine, feminine or neuter, as the context may require. A day means a calendar day unless specified as a Business Day. Except as otherwise expressly provided elsewhere in this Agreement, any provision herein which contemplates the agreement, approval or consent of, or exercise of any right of, a Party, such Party may give or withhold such agreement, approval or consent, or exercise such right, in its sole and absolute discretion, the Parties hereby expressly disclaiming any implied duty of good faith and fair dealing or similar concept.

          (ii)    The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

        (c)   Counterparts.    This Agreement may be executed in two or more counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that each Party need not sign the same counterpart.

        (d)   Entire Agreement; Third Party Beneficiaries.    This Agreement (including the schedules and exhibits referred to in this Agreement) (i) constitutes the entire agreement and supersedes and cancels all prior and contemporaneous agreements and understandings, both written and oral, express or implied, among the Parties with respect to the subject matter of this Agreement and (ii) is not intended to, and does not, confer upon any Person any rights or remedies hereunder other than the Parties and their respective successors and permitted assigns.

        (e)   Amendment.    This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

        (f)    Extension; Waiver.    Any agreement on the part of a Party to (i) extend the time for the performance of any of the obligations or other acts of another Party or (ii) waive (A) any inaccuracies in the representations and warranties contained in this Agreement or (B) compliance with any of the agreements or conditions contained in this Agreement, in each case, will be valid only if set forth in a written instrument signed on behalf of such Party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

        (g)   Governing Law; Jurisdiction, Enforcement.    This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, will be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the Transactions in any court other than the aforesaid courts. Each of the Parties hereto by this Agreement irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 8(g), (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        (h)   Waiver of Jury Trial.    EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 8(h).

        (i)    Assignment.    Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the Parties hereto (whether by sale of stock, operation of law, in connection with a merger or sale of substantially all of the assets, or otherwise) without the prior written consent of the other Parties, and any attempt to do so will be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable, by the Parties hereto and their respective permitted successors and assigns.

        (j)    Severability.    Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the sole extent of such invalidity or unenforceability without rendering invalid or unenforceable the remainder of such term or provision and the remaining terms and provisions of this Agreement in any jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as to be enforceable.

        (k)   No Ownership Interest.    Nothing contained in this Agreement shall be deemed, upon execution, to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Principal Stockholders, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Principal Stockholders in the voting of any of the Covered Shares, except as otherwise provided herein.

        (l)    Certain Definitions.    For the purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement. Certain other terms have the meanings ascribed to them below or elsewhere in this Agreement.

          "Additional Owned Shares" means, with respect to a Principal Stockholder, all such Company Capital Stock that are owned of record or beneficially by such Principal Stockholder and acquired after the date hereof (including any Company Capital Stock acquired by means of purchase, dividend or distribution, or issued upon the exercise of any stock options to acquire Company Capital Stock or warrants or the conversion of any convertible securities or otherwise).

          "Affiliate" has the meaning set forth in the Merger Agreement; provided, however, that for purposes of this Agreement, none of the Company or its Subsidiaries (or any of their respective officers or directors) shall constitute an Affiliate of any Principal Stockholder.

          "beneficial ownership" (and related terms such as "beneficially owned" or "beneficial owner") has the meaning set forth in Rule 13d-3 under the Exchange Act.

          "Covered Shares" means, with respect to a Principal Stockholder, the Existing Shares, excluding the shares of Company Capital Stock set forth on Schedule 1(b) hereto, and Additional Owned Shares.

          "Existing Shares" of a Principal Stockholder means the shares of Company Capital Stock that are beneficially owned by the specified Principal Stockholder as of the date hereof, as set forth opposite such Principal Stockholder's name on Schedule 1(a) hereto.

          "Permitted Transferee" means, with respect to a Principal Stockholder, (A) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild of the spouse of any child, adopted child, grandchild or adopted grandchild of Weston, (B) any trust, the trustees of which include only the Persons named in clause (A) and the beneficiaries of which include only the Persons named in clause (A), or (C) any partnership or limited liability company, all partners or members of which include only the Persons named in clause (A), any trust named in clause (B) and one or more of the Principal Stockholders or their Affiliates; provided, that Weston continues to have sole voting control over such Affiliates.

          "Transfer" means, with respect to a Covered Share, the direct or indirect transfer, pledge, hypothecation, encumbrance, assignment, tender in any tender or exchange offer or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution, testamentary disposition, by operation of law or otherwise), voluntarily or involuntarily, of such Covered Share or the beneficial ownership thereof, and each agreement, arrangement, option or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

        (m)  Remedies.    The Parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with such remedy are hereby waived. Notwithstanding anything to the contrary herein, the Parties agree and acknowledge that in no event and under no circumstances (x) will Parent or Merger Sub seek, directly or indirectly, to recover money damages arising under or in connection with this Agreement or the transactions contemplated hereby and (y) will a Principal Stockholder or any of its respective Affiliates be liable for damages under or in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby.

        (n)   Facsimile Signatures.    A signature page to this Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, that contains a copy of a Party's signature and that is sent by such Party or its agent with the apparent intention (as reasonably evidenced by the actions of such Party or its agent) that it constitute such Party's execution and delivery of this Agreement or any such other document, including a document sent by means of a facsimile machine or electronic transmission in portable document format ("pdf"), will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document, will be disregarded in determining the Party's intent or the effectiveness of such signature. At the request of any Party hereto or to any such agreement or instrument, each other Party hereto or thereto will re execute original forms thereof and deliver them to all other parties. No Party hereto or to any such agreement or instrument will raise the use of a facsimile machine or electronic transmission in pdf to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission in pdf as a defense to the formation or enforceability of a contract and each such Party forever waives any such defense.

        IN WITNESS WHEREOF, Parent, Merger Sub and the Principal Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:
Inception Parent, Inc.
By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President
MERGER SUB:
Inception Merger Sub, Inc.
By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

PRINCIPAL STOCKHOLDERS:
/s/ Graham M. Weston Graham M. Weston
Knightsbridge L.C.
By:	/s/ Graham M. Weston Graham M. Weston Manager
Trout Capital, Ltd.
By:	Knightsbridge L.C., its General Partner
	By:	/s/ Graham M. Weston Graham M. Weston Manager

Wittington America, Ltd.
By:	Overlord Capital, Inc., its General Partner
	By:	/s/ Graham M. Weston Graham M. Weston President
Trout 2003, Ltd.
By:	Knightsbridge L.C., its General Partner
	By:	/s/ Graham M. Weston Graham M. Weston Manager

Overlord Capital, Inc.
By:	/s/ Graham M. Weston Graham M. Weston President
The Ruby USA Trust
By:	/s/ Sara E. Dysart Sara E. Dysart Trustee

Schedule 1(a)

Principal Stockholder	Existing Shares
Graham M. Weston	236,673 common shares
Knightsbridge L.C.	6,460 common shares
Trout Capital, Ltd.	9,330,544 common shares
Wittington America, Ltd.	4,957,012 common shares
Trout 2003, Ltd.	3,951,972 common shares
Overlord Capital, Inc.	685 common shares
The Ruby Trust USA	257,000 common shares

Total*	18,740,346 common shares
*
Does not include: (a) 85,227 common shares owned by the Weston Remainderman Fund over which Weston does not hold sole voting power, or (b) 100,596 common shares owned by or for the benefit of Weston's family members and over which Weston does not hold sole voting power.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time, the day before the special meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. RACKSPACE HOSTING, INC. 1 FANATICAL PLACE SAN ANTONIO, TX 78218 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time, the day before the special meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E13806-S50666 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. RACKSPACE HOSTING, INC. The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4. For Against Abstain 1. To adopt the Agreement and Plan of Merger, dated as of August 26, 2016, as it may be amended from time to time, by and among Rackspace, Inception Parent, Inc., and Inception Merger Sub, Inc. (the "merger agreement"). ! ! ! ! ! ! ! ! ! ! ! ! 2. To approve any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. To approve, on a non-binding, advisory vote basis, compensation that will or may become payable by Rackspace to its named executive officers in connection with the merger. To approve the acceleration of vesting of certain equity awards held by Rackspace's non-employee directors. 3. 4. NOTE: IN THEIR DISCRETION, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

PRELIMINARY FORM OF PROXY CARD - SUBJECT TO COMPLETION E13807-S50666 PRELIMINARY FORM OF PROXY CARD - SUBJECT TO COMPLETION RACKSPACE HOSTING, INC. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) William Alberts and Taylor Rhodes, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of RACKSPACE HOSTING, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholder(s) to be held at [•], on [•], at [•], and any and all adjournments, postponements or other delays thereof (the "Special Meeting"). THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2, 3 AND 4. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side V.1.1